Exhibit 10.2

Second Amendment to the
Syndicated Facility
Agreement
Dated 18 June 2025
Coronado Finance Pty Ltd (ACN 628 668 235) and Coronado Curragh Pty Ltd

(ACN
009 362 565)

(each, a “
Borrower
”)

Each person listed in Schedule 2 (each, a “ Guarantor ”)
Global Loan Agency Services Australia Pty Ltd (ACN 608 829 303)
(“ Administrative Agent ”)
Global Loan Agency Services Australia Nominees Pty Ltd (ACN 608 945 008)
(“ Collateral Agent ”)
King & Wood Mallesons
Level 61
Governor Phillip Tower
1 Farrer Place
Sydney

NSW

2000
Australia
T +61 2 9296 2000
www.kwm.com

Second Amendment to the Syndicated Facility
Agreement
Contents
Second Amendment to the Syndicated Facility Agreement i
Details
1
General terms
3
1 Definitions and interpretation 3
1.1
Terms defined in the

Amended SFA
3
1.2 Definitions 3
1.3 Interpretation 3
2 Capacity of the Administrative Agent 4
3
Amendments 4
3.1 Amendments to the Original SFA 4
3.2 Amendments to the Original STD 4
3.3 Remaining provisions unaffected 4
4 Representations and warranties 5
4.1 Affirmation of representations and warranties 5
4.2 Reliance 5
5 Affirmations 5
5.1 Affirmation of Security 5
5.2 Affirmation of Guarantee 5
6 Limitation of Liability 6
7 Acknowledgement – Australian Withholding Tax 6
8 General 6
8.1 Notices 6
8.2 Loan Document 6
8.3 Assignment 6
8.4 Further assurances 6
8.5 Severability 6
8.6 Entire agreement 6
8.7 Governing law 6
8.8 Counterparts 7
8.9 Electronic signature and exchange 7
8.1 Consideration 7
8.11 Conflict 7
Schedule 1 – Guarantors
8
Signing page
9
Annexure A – Amended SFA
13

Second Amendment to the Syndicated Facility
Agreement
Second Amendment to the Syndicated Facility Agreement i
Details
Parties
Each

Borrower
, each Guarantor , the Administrative Agent

and the
Collateral Agent
Borrower
Name Coronado Finance Pty Ltd
ACN 628 668 235
Address
Level 33, Central Plaza One
345 Queen Street
Brisbane

QLD

4000
AUSTRALIA
Email

Attention

Barrie Van

der Merwe
Name Coronado Curragh Pty Ltd
ACN 009 362 565
Address
Level 33, Central Plaza One
345 Queen Street
Brisbane

QLD

4000
AUSTRALIA
Email

Attention

Barrie Van

der Merwe
Guarantor
Each person listed in Schedule 1 ("Guarantors"). Their details are also in
Schedule 1 (“Guarantors”).

Administrative
Agent

Name
Global Loan Agency Services Australia Pty Ltd

ACN 608 829 303
Address

Level 4, 88 Phillip Street

Sydney

NSW

2000
Telephone
Email

Attention

Transaction Management Group (Coronado)

Second Amendment to the Syndicated Facility Agreement i
Collateral Agent
Name
Global Loan Agency Services Australia Nominees
Pty Ltd
ACN 608 945 008
Address
Level 4, 88 Phillip Street
Sydney

NSW

2000
Telephone
Email
Attention Transaction Management Group (Coronado)
Date of
document

See signing page

Second Amendment to the Syndicated Facility
Agreement
Second Amendment to the Syndicated Facility Agreement i
General terms
1

Definitions and interpretation
1.1

Terms defined in the Amended SFA
Unless the context otherwise requires or the relevant term is defined in this document,

a term
which has a defined meaning in the Amended SFA

(including by incorporation) has the same
meaning when used in this document.
1.2

Definitions
In this document:
Amended SFA
means the Original SFA

as amended by this document and set out in
Annexure A to this document.
Amended STD
means the Original STD as amended by clause 3.2 (“Amendments to the
Original STD”) of this document.
Australian Withholding Tax

means any Australian Tax

required to be withheld or deducted
from any interest or other payment under Division 11A

of Part III of the ITAA

1936 or
Subdivision 12-F of Schedule 1 to the TAA.
Effective Time

means the “Effective Time” under

and as defined in the Refinancing
Coordination Deed.

Obligor means each Borrower and each Guarantor.
Original SFA
means the document titled ‘Syndicated Facility Agreement’

dated 8 May 2023
between, among others, Coronado Global Resources Inc., each Borrower,

each Guarantor,

the
Administrative Agent and the Collateral Agent (whether originally or by accession), as
amended and/or amended and restated from time to time (other than by this document).
Original STD

means the document titled ‘Security Trust Deed

– ABL Facility’ originally
dated 12 May 2021 between, among others, each Obligor and the Collateral

Agent (whether
originally or by accession).
Refinancing Coordination Deed means the document titled ‘Refinancing Coordination
Deed’ dated on or about the date of this document between, among others,

each Borrower,
each Guarantor,

the Administrative Agent and the Collateral Agent.

SFA means:
(a)

prior to the Effective Time, the Original

SFA; and
(b)

on and from the Effective Time, the

Amended SFA.

Second Amendment to the Syndicated Facility Agreement i
1.3

Interpretation
(a)

Section 1.02 (“Other Interpretative Provisions”) of the Amended

SFA applies to this
document as if set out in full mutatis mutandis
.

(b)

A reference to the Effective Time is a reference

to the Effective Time and the order
and sequence set out in clause 3.5 ("Sequencing") of the Refinancing

Coordination
Deed.

2

Capacity of the Administrative Agent

(a)

The Administrative Agent enters into this document as Administrative Agent

and
performs the transactions contemplated by it in its own right and as agent for the
Lenders and L/C Issuers under the SFA

.
(b)

The Administrative Agent confirms that the Lenders and L/C Issuers have authorised it to enter into this document (in its own capacity and on behalf of them)
in accordance with section 11.01 of the SFA

and that its liability is limited to the
extent set out in the SFA.

3

Amendments
3.1

Amendments to the Original SFA
From (and including) the Effective Time

,

the Original SFA is amended

so as to read as set out
in Annexure A to this document.

3.2

Amendments to the Original STD
From (and including) the Effective Time,

the definition of “Majority Beneficiaries”

in clause
1.1 (“Definitions”) of the Original STD is deleted and replaced with the following new
definition:
“ Majority Beneficiaries

means, for so long as any Secured Money remains owing
to the Lenders under the Initial Facility Agreement, the Administrative

Agent
(acting on the instructions of the Lenders given under and in accordance with the
Initial Facility Agreement),

and in all other circumstances, a Beneficiary or
Beneficiaries whose Exposures aggregate to at least 66 2/3% of the total Exposures of all Beneficiaries.”.
3.3

Remaining provisions unaffected
(a)

This document is intended only to vary the Original SFA

and the Original STD and
not to terminate, discharge, rescind or replace it.
(b)

Except as specifically amended by this document, the provisions of the

Original
SFA and the Original

STD remain in full force and effect.
(c)

The amendments to the Original SFA

in clause 3.1 (“Amendments to the SFA

”) and
the Original STD in clause 3.2 (“Amendments to the STD”) do not affect the
validity or enforceability of the Original SFA

,

the Original STD or any other Loan
Document.
(d)

Nothing in this document:

Second Amendment to the Syndicated Facility Agreement i
(i)

prejudices or adversely affects any right, power,

authority, discretion or
remedy arising under the Original SFA

,

the Original STD or any other
Loan Document before the Effective Time;

or
(ii)

discharges, releases or otherwise affects any

liability or obligation arising
under the Original SFA

,

the Original STD or any other Loan Document
before the Effective Time.
(e)

On and with effect from the Effective Time

:
(i)

each party is bound by the Amended SFA

and the Amended STD;
(ii)

any reference in the Loan Documents (except in this document) to the
Original SFA is a reference

to the Amended SFA;

and
(iii)

any reference in the Loan Documents (except in this document) to the
Original STD is a reference to the Amended STD.
(f)

Without limiting the foregoing, clause 3.2

(“Amendments to the Original STD”) is
not intended to operate as a resettlement of the security trust under the

Original STD
or create a new agreement or deed that replaces, reconstitutes, terminates, rescinds, restates or discharges the Original STD.
4

Representations and warranties
4.1

Affirmation of representations and warranties
Each Obligor represents and warrants that, as at the date of this document and at the Effective
Time:
(a)

all its representations and warranties in the Original SFA

or Amended SFA (as
applicable) are true as though they had been made at that date in respect of the facts
and circumstances then subsisting; and
(b)

no Event of Default is continuing or will result from the amendments in clause

3.1
(“Amendments”) taking effect.

4.2

Reliance
The Administrative Agent has relied on the representations and warranties set out in this
clause 4 in entering into this document.
5

Affirmations
5.1

Affirmation of Security
Each Obligor acknowledges and agrees that each Guarantee and each Security and

Lien
granted by it in favour of each Lender, the Australian

Security Trustee and the Administrative
Agent under a Loan Document remains in full force and effect and continues to secure that
Obligor’s obligations and liabilities under the Amended

SFA and other relevant

Loan
Documents.

Second Amendment to the Syndicated Facility Agreement i
5.2

Affirmation of Guarantee
Each Obligor acknowledges and agrees that each Obligor is and remains jointly and severally
liable for the whole of the Secured Money (as that term is defined in the Australian Security
Trust Deed) (including all amounts made or

to be made available to a Borrower under the
Amended SFA)

under the Guarantee given by it.
6

Limitation of Liability
Clause 3.13 (“Limitations of liability of Security Trustee

to Beneficiaries”) and 3.14
(“Security Trustee limitation of liability to non-Beneficiaries”)

of the Australian Security
Trust Deed applies to this document as if

set out in full in this document, with any necessary
changes.
7

Acknowledgement – Australian Withholding Tax
The parties acknowledge and agree that the exclusion in clause 15.3(b)(ii)

of the Australian
Security Trust Deed with respect to Australian

Withholding Tax

shall not apply to clauses
15.2(c) or 15.3(a) of the Australian Security Trust

Deed.
8

General
8.1

Notices
Any notice, demand, consent, waiver, approval

or other communication given or made under
or in connection with this document must be given or made, and will be effective and taken to
be received, in accordance with section 11.03 of

the Amended SFA.
8.2

Loan Document
This document is a Loan Document for the purposes of the SFA

.
8.3

Assignment
A party may not assign, encumber, declare a trust

over or otherwise deal with its rights or
obligations under this document, or attempt or purport to do so, without the prior written
consent of each other party.
8.4

Further assurances
Each party must promptly do, and procure that its employees and agents promptly do, all
things necessary, including

executing agreements and documents, to give full effect to this document and the transactions contemplated by it.
8.5

Severability
Any provision of this document which is prohibited or unenforceable in any jurisdiction is
ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That
does not invalidate the remaining provisions of this document nor affect the validity or
enforceability of that provision in any other jurisdiction.

Second Amendment to the Syndicated Facility Agreement i
8.6

Entire agreement

This document contains the entire agreement between the parties with respect to its subject
matter and supersedes all previous agreements, understandings and negotiations on that
subject matter.
8.7

Governing law

This document is governed by the laws of Queensland, Australia. Each party irrevocably
submits to the non-exclusive jurisdiction of the courts of that place, and any court that may
hear appeals from any of those courts, for any proceedings in connection with this document.
8.8

Counterparts

This document may be executed in any number of counterparts. All counterparts together will
be taken to constitute one instrument.
8.9

Electronic signature and exchange

Without limitation, the parties:
(a)

consent to each other party executing this document by any method of electronic signature that other party uses (at that other party’s

discretion), including signing on
an electronic device or by digital signature; and
(b)

agree that their communication of an offer or acceptance of this document,

including
exchanging counterparts, may be by any electronic method that evidences that
party’s execution of this document.
8.10

Consideration
Each party to this document acknowledges incurring obligations and giving rights under this
document for valuable consideration received from each other party to this document.
8.11

Conflict
If there is a conflict between the Loan Documents,

the Original SFA and this document,

the
terms of this document prevail.
EXECUTED

as a deed

Second Amendment to the Syndicated Facility Agreement i
Schedule 1 – Guarantors
Guarantor Jurisdiction
Coronado Global Resources Inc. Delaware
Coronado Finance Pty Ltd Australia
Coronado Coal Corporation Delaware
CORONADO II LLC Delaware
CORONADO COAL II LLC Delaware
CORONADO COAL LLC Delaware
Mon Valley

Minerals LLC
Delaware
Greenbrier Minerals, LLC Delaware
POWHATAN

MID-VOL COAL SALES, L.L.C.
Delaware
CORONADO IV LLC Delaware
BUCHANAN MINERALS, LLC Delaware
Buchanan Mining Company LLC Delaware
CORONADO VA,

LLC
Delaware
Coronado Australia Holdings Pty Ltd Australia
Coronado Curragh LLC Delaware
Coronado Curragh Pty Ltd Australia
Curragh Coal Sales Co. Pty.

Ltd.
Australia
Curragh Queensland Mining Pty Ltd Australia

Second Amendment to the Syndicated Facility
Agreement
Signing page
Second Amendment to the Syndicated Facility Agreement i
Signing page
DATED: 18 June
2025

BORROWERS AND GUARANTORS
EXECUTED by CORONADO
FINANCE PTY LTD in accordance with
section 127(1) of the Corporations Act
2001 (Cth) by authority of its directors:
/s/ Douglas Thompson
Signature of director
DOUGLAS THOMPSON
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
Signature of director/company secretary*
*delete whichever is not applicable
SUSAN CASEY
Name of director/company secretary*
(block letters)
*delete whichever is not applicable
EXECUTED by CORONADO
CURRAGH PTY LTD in accordance with
section 127(1) of the Corporations Act
2001 (Cth) by authority of its directors:
/s/ Douglas Thompson
Signature of director
DOUGLAS THOMPSON
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
Signature of director/company secretary*
*delete whichever is not applicable
SUSAN CASEY
Name of director/company secretary*
(block letters)
*delete whichever is not applicable

Second Amendment to the Syndicated Facility Agreement i
GUARANTORS
EXECUTED by CORONADO
AUSTRALIA HOLDINGS PTY LTD in
accordance with section 127(1) of the
Corporations Act 2001 (Cth) by authority
of its directors:
/s/ Douglas Thompson
Signature of director
DOUGLAS THOMPSON
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
Signature of director/company secretary*
*delete whichever is not applicable
SUSAN CASEY
Name of director/company secretary*
(block letters)
*delete whichever is not applicable
EXECUTED by CURRAGH COAL
SALES CO. PTY.

LTD.
in accordance
with section 127(1) of the Corporations Act
2001 (Cth) by authority of its directors:
/s/ Douglas Thompson
Signature of director
DOUGLAS THOMPSON
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
Signature of director/company secretary*
*delete whichever is not applicable
SUSAN CASEY
Name of director/company secretary*
(block letters)
*delete whichever is not applicable
EXECUTED by CURRAGH
QUEENSLAND MINING PTY LTD in
accordance with section 127(1) of the
Corporations Act 2001 (Cth) by authority
of its directors:
/s/ Douglas Thompson
Signature of director
DOUGLAS THOMPSON
Name of director (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Susan Casey
Signature of director/company secretary*
*delete whichever is not applicable
SUSAN CASEY
Name of director/company secretary*
(block letters)
*delete whichever is not applicable

Second Amendment to the Syndicated Facility Agreement i
SIGNED, SEALED AND DELIVERED by
each of

CORONADO GLOBAL RESOURCES
INC.
CORONADO COAL CORPORATION
CORONADO II LLC
CORONADO COAL II LLC
CORONADO COAL LLC
MON VALLEY

MINERALS LLC
GREENBRIER MINERALS, LLC
POWHATAN

MID-VOL COAL SALES,
L.L.C.
CORONADO IV LLC
BUCHANAN MINERALS, LLC
BUCHANAN MINING COMPANY

LLC
CORONADO VA,

LLC
CORONADO CURRAGH LLC

in the presence of:
/s/ Susan Casey
Signature of witness
SUSAN CASEY
Name of witness (block letters)
/s/ Douglas Thompson
Signature of authorised signatory

DOUGLAS THOMPSON
Name of authorised signatory (block
letters)

Seal

Second Amendment to the Syndicated Facility Agreement i
ADMINISTRATIVE AGENT
SIGNED, SEALED AND DELIVERED
by Matthew O’Donohue
as attorney for GLOBAL LOAN
AGENCY SERVICES AUSTRALIA
PTY LTD under power of attorney dated 2
February 2022 in the presence of:
/s/ Peter Ip
Signature of witness
PETER IP
Name of witness (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Matthew O’Donohue
By executing this document the attorney
states that the attorney has received no
notice of revocation of the power of
attorney
COLLATERAL AGENT
SIGNED, SEALED AND DELIVERED
by Matthew O’Donohue
as attorney for GLOBAL LOAN
AGENCY SERVICES AUSTRALIA
NOMINEES PTY LTD under power of
attorney dated 2 February 2022

in the
presence of:
/s/ Peter Ip
Signature of witness
PETER IP
Name of witness (block letters)
)
)
)
)
)
)
)
)
)
)
)
)
)
)
/s/ Matthew O’Donohue
By executing this document the attorney
states that the attorney has received no
notice of revocation of the power of
attorney

Second Amendment to the Syndicated Facility
Agreement
Second Amendment to the Syndicated Facility Agreement i
Annexure A – Amended SFA

Execution version
i
Dated as of __________________ 2025
among
CORONADO GLOBAL RESOURCES INC.,
as Holdings
CORONADO AUSTRALIA HOLDINGS PTY LTD,

as Australian Parent
CORONADO FINANCE PTY LTD,

as Australian Borrower
CORONADO CURRAGH PTY LTD

as Australian Borrower
THE GUARANTORS PARTY

HERETO
GLOBAL LOAN AGENCY SERVICES AUSTRALIA PTY LTD

as Administrative Agent
and
GLOBAL LOAN AGENCY SERVICES AUSTRALIA NOMINEES PTY LTD

as Collateral Agent and
The Other Lenders Party Hereto
AMENDED AND RESTATED

SYNDICATED

FACILITY AGREEMENT

1
Article 1. Definitions and Accounting Terms
1
Section 1.01.
Defined Terms.
1
Section 1.02.
Other Interpretive Provisions.
65
Section 1.03.
Accounting Terms.
66
Section 1.04.
Times of Day
66
Section 1.05.
Timing of Payment or Performance.
66
Section 1.06.
Letter of Credit Amounts.
66
Section 1.07.
[Reserved]
66
Section 1.08.
[Reserved]
66
Section 1.09.
Australian Terms
66
Section 1.10.
Australian PPS Act Provisions
67
Section 1.11.
Exchange Rates; Currency Equivalents.
67
Section 1.12.
“Repaying” or “Prepaying” a Letter of Credit
68
Article 2. The Commitments and Borrowings
69
Section 2.01.
Facility B.
69
Section 2.02.
Utilisation - Loans.
69
Section 2.03.
Currency and amount
70
Section 2.04.
Lenders’ participations
70
Section 2.05.
[Reserved]
70
Section 2.06.
Utilisation – Letters of Credit.
70
Section 2.07.
Voluntary

pay-out.
79
Section 2.08.
Prepayments.
79
Section 2.09.
Termination or Reduction of Commitments.
80
Section 2.10.
Restrictions
80
Section 2.11.
Repayment of Loans.
81
Section 2.12.
Interest.
82
Section 2.13.
Fees.
82
Section 2.14.
Computation of Interest and Fees.
83
Section 2.15.
Evidence of Debt.
84
Section 2.16.
Payments Generally; Administrative Agent’s Clawback.
84
Section 2.17.
Sharing of Payments by Lenders.
86
Section 2.18.
Disruption to payment systems.
86
Section 2.19.
Defaulting Lender.
87
Article 3. Taxes, Yield

Protection and Illegality
89
Section 3.01.
Taxes.
89
Section 3.02.
Illegality.
91
Section 3.03.
Changes to calculation of interest
91
Section 3.04.
Increased Costs
93
Section 3.05.
Increased cost claims
94
Section 3.06.
Exceptions
94

2
Section 3.07.
Compensation for Losses.
95
Section 3.08.
Mitigation Obligations; Replacement of Lenders.
95
Section 3.09.
Survival.
96
Article 4. Conditions Precedent to Borrowings
96
Section 4.01.
Conditions of Amendment and Restatement Effective Date.
96
Section 4.02.
Conditions to All Borrowings
100
Article 5. Representations and Warranties
101
Section 5.01.
Existence, Qualification and Power.
101
Section 5.02.
Authorization; No Contravention.
101
Section 5.03.
Governmental Authorization; Other Consents.
102
Section 5.04.
Binding Effect.
102
Section 5.05.
Financial Statements; No Material Adverse Effect.
102
Section 5.06.
Litigation.
103
Section 5.07.
No Default.
103
Section 5.08.
Ownership of Property; Subsidiaries; Equity Interests.
103
Section 5.09.
Environ mental Compliance.
104
Section 5.10.
Mining.
105
Section 5.11.
Insurance.
105
Section 5.12.
Taxes.
105
Section 5.13.
ERISA Compliance.
106
Section 5.14.
Existing Indebtedness
106
Section 5.15.
Margin Regulations; Investment Company Act.
106
Section 5.16.
Disclosure.
107
Section 5.17.
Compliance with Laws.
107
Section 5.18.
Intellectual Property; Licenses, Etc.
107
Section 5.19.
Solvency.
107
Section 5.20.
Casualty, Etc.
108
Section 5.21.
Labor Matters.
108
Section 5.22.
Collateral Documents.
108
Section 5.23.
Use of Proceeds.
108
Section 5.24.
Coal Act; Black Lung Act.
108
Section 5.25.
Anti-Terrorism Laws; Anti-Corruption Laws and Sanctions.
109
Section 5.26.
Australian Representations.
109
Section 5.27.
Structure Chart
109
Section 5.28.
Pari Passu ranking
109
Section 5.29.
Governing Law
109
Article 6. Affirmative Covenants
110
Section 6.01.
Financial Statements.
110
Section 6.02.
Requirements as to financial statements
110
Section 6.03.
Year

-end
111
Section 6.04.
Information: miscellaneous
111
Section 6.05.
Notification of Default
111
Section 6.06.
"Know your customer" checks
112
Section 6.07.
Certificates; Other Information.
112

3
Section 6.08.
Payment of Obligations.
115
Section 6.09.
Preservation of Existence, Etc.
116
Section 6.10.
Maintenance of Properties.
116
Section 6.11.
Maintenance of Insurance.
117
Section 6.12.
Compliance with Laws.
117
Section 6.13.
Books and Records.
117
Section 6.14.
Inspection Rights; Field Exams; Appraisals.
118
Section 6.15.
Use of Proceeds.
119
Section 6.16.
Composition of Loan Party group.
121
Section 6.17.
Compliance with Environmental Laws.
122
Section 6.18.
Further Assurances.
122
Section 6.19.
Certain Long Term Liabilities and Environmental Reserves.
122
Section 6.20.
Mining Financial Assurances.
122
Section 6.21.
Administration of Accounts.
122
Section 6.22.
Cash Management System.
123
Section 6.23.
Post-Closing Obligations.
123
Section 6.24.
Australian Covenants.
124
Section 6.25.
Lender Calls.
124
Section 6.26.
RCF Account.
124
Section 6.27. Cash balance covenant. During the Financial Covenant Waiver
Period, each Loan Party must ensure that in aggregate they maintain a cash balance at all times of at least $100,000,000 in one or more
Control Accounts held with a Lender. 125
Article 7. Negative Covenants
125
Section 7.01.
Liens.
125
Section 7.02.
Indebtedness.
128
Section 7.03.
Financial Accommodation. No Loan Party or any of their respective
Subsidiaries may:
128
Section 7.04.
Permitted Factoring Arrangement.
128
Section 7.05.
Fundamental Changes.
129
Section 7.06.
Dispositions.
129
Section 7.07.
Restricted Payments.
129
Section 7.08.
Change in Nature of Business.
130
Section 7.09.
Financial covenants
130
Section 7.10.
Thermal coal.
130
Section 7.11.
Port and rent charges.
130
Section 7.12.
Payroll taxes.
130
Article 8. Events of Default and Remedies
130
Section 8.01.
Events of Default.
130
Section 8.02.
Remedies Upon Event of Default.
132
Section 8.03.
Application of Funds.
133
Section 8.04.
Equity Cure Rights.
134
Section 8.05.
Review Events.
134
Article 9. Administrative Agent
135

4
Section 9.01.
Appointment.
135
Section 9.02.
Delegation of Duties.
136
Section 9.03.
Liability of Agents.
136
Section 9.04.
Reliance by Agents.
139
Section 9.05.
Notice of Default.
139
Section 9.06.
Credit Decision; Disclosure of Information by Agents.
140
Section 9.07.
Indemnification of Agents.
140
Section 9.08.
Withholding Tax.
141
Section 9.09.
Agents in Their Individual Capacity.
141
Section 9.10.
Resignation by the Agents.
142
Section 9.11.
Administrative Agent May File Proofs of Claim.
143
Section 9.12.
Collateral and Guarantee Matters.
143
Section 9.13.
No requirement to enquire authority
144
Section 9.14.
Appointment of Supplemental Collateral Agents.
144
Section 9.15.
Reports and Financial Statements.
145
Section 9.16.
Posting of Approved Electronic Communications.
146
Section 9.17.
Erroneous Payments.
146
Article 10. Guarantee
149
Section 10.01.
Guarantee.
149
Section 10.02.
Right of Contribution.
150
Section 10.03.
No Subrogation.
150
Section 10.04.
Amendments, etc. with Respect to the Borrower Obligations.
150
`
Section 10.05.
Guarantee Absolute and Unconditional.
150
Section 10.06.
Waiver by Guarantors.
152
Section 10.07.
Releases.
153
Section 10.08.
Subordination of Other Obligations.
153
Section 10.09.
Authority of Guarantors or Borrowers.
153
Section 10.10.
Financial Condition of Borrowers.
153
Section 10.11.
Taxes and Payments.
154
Section 10.12.
Assignments.
154
Section 10.13.
Reinstatement.
154
Section 10.14.
Keepwell.
154
Article 11. Miscellaneous
154
Section 11.01.
Amendments and waivers
154
Section 11.02.
Replacement of Screen Rate
156
Section 11.03.
Notices; Effectiveness; Electronic Communications.
157
Section 11.04.
No Waiver; Cumulative Remedies.
158
Section 11.05.
Expenses; Indemnity; Damage Waiver.
159
Section 11.06.
Payments Set Aside.
162
Section 11.07.
Successors and Assigns.
162
Section 11.08.
Treatment of Certain Information; Confidentiality.
166
Section 11.09.
Right of Setoff.
167
Section 11.10.
Interest Rate Limitation.
167
Section 11.11.
Counterparts; Integration.
167

5
Section 11.12.
Survival of Representations and Warranties.
168
Section 11.13.
Severability.
168
Section 11.14.
Replacement of Lenders.
168
Section 11.15.
Governing Law; Jurisdiction; Etc.
169
Section 11.16.
Waiver of Jury Trial.
170
Section 11.17.
Designation of Secured Hedge Agreements.
170
Section 11.18.
No Advisory or Fiduciary Responsibility.
170
Section 11.19.
Joint and Several Liability.
171
Section 11.20.
Contribution and Indemnification Among the Borrowers.
172
Section 11.21.
Agency of the Administrative Borrower for Each Other Borrower.
172
Section 11.22.
USA Patriot Act Notice.
173
Section 11.23.
Time of the Essence.
173
Section 11.24.
Acknowledgement and Consent to Bail-In of Affected Financial
Institutions.
173
Section 11.25.
Terms of Intercreditor Agreements.
173
Section 11.26.
Australian Code of Banking Practice.
173
Section 11.27.
Certain ERISA Matters.
174
Section 11.28.
Acknowledgement Regarding Any Supported QFCs.
174
Section 11.29.
Judgment Currency.
17
Section 11.30.
Anti-money laundering
175
Section 11.31.
Know your customer
176
Section 11.32.
Recognition of Hong Kong Stay Powers
176

6
SCHEDULES
Schedule 1.01(a) 185
Guarantors 185
Schedule 1.01(b) 186
Commitments, Facility A Limit and Facility B Limit 186
Schedule 1.01(c) 187
Acceptable Storage Locations 187
Schedule 5.06 188
Litigation 188
Schedule 5.08(a) 189
Material Leased Real Property 189
Schedule 5.08(b) 190
Material Owned Real Property 190
Schedule 5.08(c) 191
Subsidiaries 191
Schedule 5.09 192
Environmental Matters 192
Schedule 5.10 193
Mining 193
Schedule 5.14 194
Existing Indebtedness 194
Schedule 5.18 197
Intellectual Property Matters 197
Schedule 5.21 198
Labor Matters 198
Schedule 6.23 199
Post-Closing Obligations 199
Schedule 7.01 200
Existing Liens 200
Schedule 11.02 201
Agents’ Offices,

Certain Addresses for Notices
201

7
EXHIBITS
Form of
A

Borrowing Notice
B

[Not used]
C

[Not used]
D

[Not used]
E

Compliance Certificate
F

Assignment and Acceptance
G

Borrowing Base Certificate
H-1

[Not used]
H-2

[Not used]
I

Perfection Certificate
J

Perfection Certificate Supplement
K

Assumption Agreement
L

Solvency Certificate

AMENDED AND RESTATED

SYNDICATED

FACILITY AGREEMENT
INTRODUCTORY STATEMENT
This SYNDICATED

FACILITY

AGREEMENT (this “
Agreement
”) is entered into

as of
8 May 2023 and is amended and

restated as of __________________ 2025, among CORONADO
GLOBAL

RESOURCES

INC.,

a

Delaware

corporation

(“
Holdings
”),

CORONADO

COAL
CORPORATION,

a

Delaware

corporation (“
CCC
”), CORONADO

AUSTRALIA

HOLDINGS
PTY LTD (ACN 623 524 989),

an Australian proprietary

limited company (“
Australian Parent ”),
CORONADO

FINANCE

PTY

LTD

(ACN

628

668

235),

an

Australian

proprietary

limited
company (“ Australian Borrower
”) and

CORONADO CURRAGH

PTY LTD (ACN

009 362

565),
an Australian proprietary limited company

(“
Australian Borrower ” and, together with Coronado
Finance Pty

Ltd, the

“
Borrowers
”), each

Guarantor party

hereto, each

lender from

time to

time
party hereto, GLOBAL

LOAN AGENCY SERVICES AUSTRALIA

PTY LTD (ABN 68 608

829
303),

as

administrative

agent

(the

“
Administrative

Agent
”),

GLOBAL

LOAN

AGENCY
SERVICES AUSTRALIA NOMINEES PTY LTD (ABN 39 608

945 008), as

collateral agent (the
“ Collateral Agent
”), and HIGHLAND PARK XII PTE. LTD.

as lender.

WHEREAS, the Borrowers have requested that the Lenders extend credit in the form of a
senior secured asset-based

revolving credit facility

consisting of the

Commitments in an

aggregate
principal amount of $150,000,000 (the “ Facility ”), and the Lenders and Administrative Agent are
willing to extend such credit to the

Borrowers on the terms and subject to the

conditions set forth
in the Existing Syndicated Facility Agreement.
WHEREAS,

the

Borrowers

and

the

Lenders,

among

others,

have

entered

into

a

Second
Amendment Deed which amends

and restates the Existing

Syndicated Facility Agreement on

the
terms set out in this Agreement.
Accordingly,

in consideration

of the

mutual covenants

and agreements

herein contained,
the parties hereto covenant and agree as follows:
ARTICLE 1.
DEFINITIONS AND ACCOUNTING TERMS
Section 1.01.

Defined Terms
.

As used in this Agreement, the following
terms shall have the meanings set forth below:
“ ABL Debt ” means Funded Debt with respect thereto incurred by the Borrowers or any of the Guarantors hereunder.
“ ABL Intercreditor Agreement
” means that certain New York

law governed Intercreditor
Agreement, dated

May 12,

2021, among

the Administrative

Agent, the

Collateral Agent

and the
Senior Secured Notes Trustee and

acknowledged by each Loan Party,

as amended by that certain
First

Amendment

to

Intercreditor

Agreement

dated

as

of

August

3,

2023,

certain

Second
Amendment

to

Intercreditor

Agreement

dated

as

of

October

2,

2024,

and

as

may

be

amended,
restated,

replaced,

supplemented,

varied,

assigned

or

otherwise

modified

from

time

to

time

in
accordance with this Agreement.

“
ABL

Intercreditor

Agreement

Joinder
”

means

certain

Joinder

Agreement

dated

on

or
about the date hereof

between, among others

the Administrative Agent,

the Collateral Agent and
Senior Secured Notes Trustee.
“
ABL

Priority

Collateral
” means

all rights,

title

and interests

of

each Loan

Party in

the
following Collateral, in each case, whether now

owned or existing or hereafter acquired or arising
and wherever located, including, without duplication,

(a)

all rights

of each

Loan Party

to receive

moneys due

and to

become due

under or
pursuant to the following,

(b)

all rights of each Loan

Party to receive return of any

premiums for or Proceeds of
any

insurance,

indemnity,

warranty

or

guarantee

with

respect

to

the

following

or

to

receive
condemnation Proceeds with respect to the following,

(c)

all claims of each Loan Party for

damages arising out of or for breach of

or default
under any of the following, and

(d)

all

rights

of

each Loan

Party

to

terminate,

amend,

supplement,

modify

or

waive
performance under

any of

the following,

to perform

thereunder and

to compel

performance and
otherwise exercise all remedies thereunder:
(i)

all

Accounts,

but

solely

for

purposes

of

this
clause (i)
,

excluding
identifiable

rights

to

payment

for

any

property

which

specifically

constitutes

Non-ABL
Priority Collateral that has

been sold, leased, licensed,

assigned or otherwise

disposed of;
provided , however
, that, for the avoidance of doubt, all rights to

payment arising from any
sale,

lease,

license,

assignment

or

other

disposition

of

Inventory

or

Goods

(other

than
Fixtures

or

Equipment)

or

the

provision

of

services

shall

constitute

ABL

Priority
Collateral;
(ii)

all Chattel Paper;
(iii)

all intercompany

indebtedness of

Holdings and

the other

Loan Parties

owed
to any other Loan Party;
(iv)

all Deposit

Accounts, Securities

Accounts and

all other

demand, deposit,
time, savings, cash management, passbook

and similar accounts maintained with

any bank
or other

financial institution

(other than

to the

extent any

such Deposit

Accounts, Securities
Accounts or other accounts solely

contain identifiable Proceeds of any Non-ABL

Priority
Collateral) and all cash, money, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;
(v)

all

Inventory

and

all

rights

to

receive

payments,

indebtedness

and

other
obligations

which

arise as

a

result

of

the

sale,

lease or

other

disposition

of Inventory

or
Goods (in each case other than Fixtures or

Equipment) or provision of services, including
the

right

to

payment

of

interest

or

finance

charges

and

all

As-Extracted

Collateral

(as
defined in the UCC);

(vi)

all cash,

Money and

Cash Equivalents ((A)

other than identifiable

Proceeds
of any

Non-ABL Priority

Collateral and

(B) including,

for the

avoidance of

doubt, Proceeds
of Borrowings under this Agreement);
(vii)

to

the

extent

evidencing

or

governing

any

of

the

items

referred

to

in

the
preceding clauses (i)

through
(vi)
, all General Intangibles (excluding

Equity Interests and
any

Intellectual

Property

to

the

extent

such

Intellectual

Property

is

not

attached

to

or
necessary to sell any item

of Inventory), letters of

credit and bank guarantees

(whether or
not the respective

letter of

credit or bank

guarantee is

evidenced by

a writing),

Letter-of-
Credit Rights, Instruments

and Documents;
provided

that to the

extent any

of the foregoing
also

relates

to

any

Non-ABL

Priority

Collateral,

only

that

portion

related

to

the

items
referred to in the preceding clauses (i)

through
(vi)

as being included in

the ABL Priority
Collateral shall be included in the ABL Priority Collateral;

(viii)

to

the

extent

relating

to

any

of

the

items

referred

to

in

the

preceding
clauses (i)

through
(vii) , all insurance;

provided

that to the extent

any of the foregoing

also
relates to Non-ABL Priority Collateral, only that portion related to the items referred to in the

preceding
clauses (i)

through
(vii)

as

being

included

in

the

ABL

Priority

Collateral
shall be included in the ABL Priority Collateral;
(ix)

to

the

extent

relating

to

any

of

the

items

referred

to

in

the

preceding
clauses (i)

through
(viii) , all Supporting Obligations;

provided

that to the extent any of

the
foregoing also relates

to Non-ABL Priority

Collateral, only that

portion related to

the items
referred to in the preceding clauses (i)

through
(viii)

as being included in the

ABL Priority
Collateral

shall

be

included

in

the

ABL

Priority

Collateral;
provided , further
,

that

any
business interruption insurance shall be ABL Priority Collateral;
(x)

to

the

extent

relating

to

any

of

the

items

referred

to

in

the

preceding
clauses (i)

through
(ix) , all Commercial Tort Claims; provided

that to the extent any

of the
foregoing also relates

to Non-ABL Priority

Collateral, only that

portion related to

the items
referred to in the preceding clauses (i)

through
(ix)

as being included in

the ABL Priority
Collateral shall be included in the ABL Priority Collateral;
(xi)

all

Books

and

records, including

all

books,

databases, customer

lists

and
records related

thereto and

any General

Intangibles at

any time

evidencing or

relating to
any of the foregoing; and
(xii)

all

cash

Proceeds

and,

solely

to

the

extent

not

constituting

Non-ABL
Priority

Collateral,

non-cash

Proceeds,

products,

accessions,

rents

and

profits

of

or

in
respect of

any of

the foregoing

(including all

insurance Proceeds)

and all

collateral security,
guarantees

and

other

collateral

support

given

by

any

Person

with

respect

to

any

of

the
foregoing;
provided , however
, that

(x)

if Collateral

of any

type is

received in

exchange for

ABL Priority

Collateral
pursuant to an

enforcement action or

during an Insolvency

Proceeding, such Collateral

will
be treated as ABL Priority Collateral and

(y)

if

Collateral

of

any

type

is

received

in

exchange

for

Non-ABL

Priority
Collateral

pursuant

to

an

enforcement

action

or

during

an

Insolvency

Proceeding,

such
Collateral will be treated as Non-ABL Priority Collateral.
For

the

avoidance

of

doubt,

no

Excluded

Asset

of

a

U.S.

Loan

Party

and

no

Foreign
Excluded

Asset

of

any

Loan

Party

that

is

a

Foreign

Subsidiary

shall

constitute

ABL

Priority
Collateral.

“ Acceptable Credit Support
” means

(a)

a

credit

insurance

policy

satisfactory

to

the

Administrative

Agent

(acting
reasonably)

(including,

without

limitation,

as

to

the

creditworthiness

of

the

insurance

company
issuing such policy,

the scope and

amount of

coverage, any deductibles

and any other

terms and
conditions applicable thereto),

so long as

the limits and

terms of such

credit insurance policy are
being

complied

with

and

for

which

the

Administrative

Agent

is

named

as

the

beneficiary,

loss
payee or additional

insured so

as to insure

that the

Administrative Agent

has the right

to receive
payments thereunder; or

(b)

an irrevocable letter

of credit or

bank guarantee satisfactory

to the Administrative
Agent (acting reasonably)

(including, without

limitation, as

to the issuer

or domestic

confirming
bank

with

respect

thereto,

and

the

form

and

substance

thereof

(it

being

understood

that,

at

the
request of the Administrative

Agent, the Borrower shall

cause a commercial letter

of credit to be
confirmed to the

extent not otherwise

confirmed in the ordinary

course of business)),

that has been
delivered to

the Administrative

Agent and,

in the

case of

standby letters

of credit

and subject

to
Section 6.23
, is directly drawable by the

Administrative Agent and, in the

case of other letters of
credit (together

with any

bills of

lading or

other shipping

documents), remains

in the

possession
and control

of the Loan

Parties free and

clear of any

Liens senior

to those securing

the Obligations.
“ Acceptable Storage Location
” means a physical storage location

owned and/or operated
by

Persons

who

are

acceptable

to

and

approved

by

the

Administrative

Agent

(acting

on

the
instructions of the Required Lenders), it being acknowledged and agreed that:
(a)

subject to paragraph
(b)

as at the

Amendment and Restatement Effective

Date the
storage locations set out

in Schedule 1.01(c) are acceptable

to and approved by the

Administrative
Agent for the purposes of this Agreement; and
(b)

the Administrative Agent

(acting on the

instructions of the Required

Lenders) may,
on 3

months written

notice to

the Borrowers

and specifying

the basis

of its

decision, reject

any
prior approved Acceptable

Storage Location and such

storage location will no

longer constitute an
Acceptable

Storage

Location

on

the

relevant

date

as

specified

in

the

notice.

The

Loan

Parties
acknowledge and agree that the Required Lenders

would be acting reasonably as required by this
clause if there were

no Rights of

Entry satisfactory to the

Required Lenders from time

to time in
place in connection with the prior approved Acceptable Storage Location.
“ Account
”

has

the

meaning

specified

in

the

UCC,

to

the

extent

such

term

is

being
interpreted pursuant thereto, and otherwise, the Australian PPS Act.

“ Account Debtor
” has the meaning given to such term in

the UCC and the Australian PPS
Act.
“
Accounting

Change
”

means

a

change

in

accounting

principles

required

by

the
promulgation

of

any

rule,

regulation,

pronouncement

or

opinion

by

the

Financial

Accounting
Standards Board

of the

American Institute

of Certified

Public Accountants

or,

if applicable,

the
SEC.
“ ACH ” means the Automated Clearing House system for electronic funds transfer.
“ Activities ” has the meaning specified in Section 9.09(b)
.

“ Administrative Agent ” has the meaning specified in the preamble hereto.
“
Administrative

Agent’s

Office
”

means

the

Administrative

Agent’s

address

and,

as
appropriate,

account

as

set

forth

on

Schedule

11.02,

or

such

other

address

or

account

of

the
Administrative Agent as the Administrative Agent may from time to time notify to the Borrowers and the Lenders.
“
Administrative

Questionnaire
”

means

an

Administrative

Questionnaire

in

a

form
reasonably acceptable to the Administrative Agent.
“ Affected Financial Institution
” means (a) any EEA

Financial Institution, or (b)

any UK
Financial Institution.
“ Affiliate
”

means,

in

relation

to

any

person,

a

Subsidiary

of

that

person

or

a

Holding
Company of that person or any other Subsidiary of that Holding Company.

“A-GAAP”

means the generally accepted accounting principles in Australia.
“ Agent Affiliate ” has the meaning specified in Section 9.16(c) .
“ Agent’s Group ” has the meaning specified in Section 9.09(b) .
“ Agents
” means

the Administrative

Agent and

the Collateral

Agent and

“
Agent
” shall

mean
either the Administrative Agent or the Collateral Agent, as applicable.
“ Agreement ” has the meaning assigned in the preamble hereto.
“
Amendment

and

Restatement

Effective

Date
”

means

the

date

on

which

the
Administrative Agent notifies the other parties to the Refinancing Coordination Deed that each of the conditions precedent described in clause 2

(“
Effective Time ”) of the Refinancing Coordination
Deed have been satisfied or otherwise waived.

“ Anti-Corruption Laws
” means all Laws of any jurisdiction

applicable to Holdings or any
of

its

Subsidiaries

from

time

to

time

concerning

or

relating

to

bribery

or

corruption,

including
without limitation the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq and the
United Kingdom Bribery Act 2010.

“
Anti-Money

Laundering

Laws
”

means

all

Laws

of

any

jurisdiction

applicable

to
Holdings or any of its Subsidiaries from time to time concerning or relating to money laundering, including,

without

limitation,

the

Patriot

Act

and

the
Anti-Money

Laundering

and

Counter-
Terrorism

Financing Act 2006

(Cth) of Australia.
“
Anti-Terrorism

Laws
”

means

Title

III

of

the

USA

Patriot

Act,

the

Trading

with

the
Enemy

Act,

and

each

of

the

foreign

assets

control

regulations

of

the

United

States

Treasury
Department (31 C.F.R.

Subtitle B, Chapter

V,

as amended) and

any other enabling

legislation or
executive order

relating thereto

and the
Anti-Money Laundering

and Counter-Terrorism Financing
Act 2006

(Cth) of Australia.
“ Applicable Percentage
” means, with respect

to any Lender, the percentage

(carried out to
the ninth

decimal place)

of the

Facility represented

by such

Lender’s Commitment

at such

time
(or, if the Commitment of each Lender shall have been terminated or expired, then the percentage of Total Outstandings represented by

the aggregate Outstanding Amount

of such Lender’s Loans).

The initial Applicable Percentage of

each Lender in respect of the

Facility is set forth on Schedule
1.01(b)

or

in

the

Assignment

and

Acceptance

pursuant

to

which

such

Lender

becomes

a

party
hereto, as applicable.
“ Applicable Rate
” means, as of any date of determination, 15% per annum.

“ Appraisal
” means, as applicable,

(a) the appraisal delivered to

the Administrative Agent
on or

prior to

the Amendment

and Restatement

Effective Date,

or (b)

any appraisal

in form

and
substance

reasonably

satisfactory

to

the

Administrative

Agent

delivered

to

the

Administrative
Agent pursuant to Section 6.14(b)
.

“
Approved

Electronic

Communications
”

means

each

notice,

demand,

communication,
information, document

and other

material that

any Loan

Party is obligated

to, or

otherwise chooses
to,

provide

to

the

Administrative

Agent

pursuant

to

any

Loan

Document

or

the

transactions
contemplated therein, including

(a)

any

supplement

to

this

Agreement,

any

joinder

to

any

Collateral

Document
(including

any

Australian

Collateral

Document)

and

any

other

written

Contractual

Obligation
delivered

or

required

to

be

delivered

in

respect

of

any

Loan

Document

or

the

transactions
contemplated therein; and

(b)

any Financial Statement, financial and other report, notice, request, certificate and other information material;

provided , however
, that, “Approved Electronic Communication” shall exclude

(v)

any

notice

of

Borrowing

and

any

other

notice,

demand,

communication,
information, document and other material relating to a request for a new Borrowing,

(w)

any notice pursuant to
Section 2.08

and any other notice

relating to the payment

of
any principal or other amount due under any Loan Document prior to the scheduled date therefor,

(x)

all notices of any Default or Event of Default, and

(y)

any

notice,

demand,

communication,

information,

document

and

other

material
required to

be delivered to

satisfy any

of the conditions

set forth

in
Article 4
or any

other condition
to any Borrowing hereunder or any condition precedent to the effectiveness of this Agreement.
“ Approved Electronic Platform ” has the meaning specified in Section 9.16(a) .
“ Approved Fund
” means

any Fund

that is

administered or

managed by

(a) a

Lender,

(b)
an Affiliate of

a Lender or

(c) an entity

or an Affiliate

of an entity

that administers or

manages a
Lender.
“ASX”

means the Australian Securities Exchange.

“
Assignment

and

Acceptance
”

means

an

assignment

and

acceptance

entered

into

by

a
Lender

and

an

Eligible

Assignee

(with

the

consent

of

any

party

whose

consent

is

required

by
Section

11.07(b)
),

and

accepted

by

the

Administrative

Agent,

substantially

in

the

form

of
Exhibit F

or any other form approved by the Administrative Agent.
“
Attributable

Debt
” in

respect of

a Sale/Leaseback

Transaction

means, as

at the

time of
determination, the present value (discounted at the interest rate implicit in such transaction) of the
obligations of the

lessee for

net rental payments

during the

remaining term

of the

lease included
in such

Sale/Leaseback Transaction

(including any

period for

which such

lease has

been extended);
provided , however , that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the

amount

of

Indebtedness

represented

thereby

will

be

determined

in

accordance

with

the
definition of “Capital Lease Obligation.”

“ Auditors
” means KPMG,

Ernst Young,

PWC or Deloitte,

or any other

firm approved in
advance by the Required Lenders.

“ Australia ” means the Commonwealth of Australia.
“ Australian Borrower ” has the meaning specified in the preamble hereto.
“
Australian Collateral

Documents
” means, collectively,

the Australian

General Security
Deed,

the

Australian

Mortgages

and

each

of

the

mortgages,

collateral

assignments,

security
agreements, pledge agreements, account

control agreements or other

similar agreements delivered
to

the

Administrative

Agent

pursuant

to
Section

6.12
,

and

each

of

the

other

agreements,
instruments

or

documents

that

creates

or

purports

to

create

a

Lien

in

favor

of

the

Australian
Security Trustee for the benefit of the Secured Parties as security for the Obligations.
“ Australian Corporations Act ” means the Corporations Act 2001

(Cth) of Australia.
“ Australian Dollars ” and “ A$ ” mean the lawful currency of Australia.
“ Australian General Security Deed
” means

the

general security

deed dated

on or

about
the date

of the

Original Syndicated

Facility Agreement

between the

Australian Security

Trustee
and

each

of

the

Loan

Parties

party

thereto,

as

amended,

restated,

amended

and

restated
supplemented or otherwise modified from time to time.

“ Australian Guarantor
” means each Guarantor listed on Schedule

1.01(a) incorporated in
Australia, and each

of the existing

and future, direct

or indirect, Foreign

Subsidiaries (other than
any

Excluded

Subsidiary)

incorporated

in

Australia

that

guarantees

the

Obligations

pursuant

to
Section 6.16 .
“
Australian

Insolvency

Proceeding
”

means

in

respect

of

a

Loan

Party

or

any

of

its
Subsidiaries, the happening of any of the following:
(a)

an order is made that it be wound up;

(b)

the appointment of a liquidator to it;

(c)

the appointment

of a

provisional liquidator

to it

and the

provisional liquidator

is
required

to

admit

all

debts

to

proof

or

pay

all

debts

capable

of

being

admitted

to

proof
proportionately;

(d)

it

is

under

administration

or

wound

up

or

has

had

a

controller

appointed

to

its
property;

(e)

it is subject

to any arrangement,

assignment, moratorium or

composition, protected
from creditors under

any statute, or

dissolved (in each

case, other than

to carry out

a reconstruction
or amalgamation while solvent on terms approved by the Administrative Agent); or
(f)

entry

by

it

into

a

scheme

of

arrangement

or

deed

of

company

arrangement,
composition with, or assignment for the benefits of, all or any class of, its creditors.
“ Australian Loan Party
” means each

Australian Borrower and

each Australian Guarantor.
“
Australian

Mining

Tenements
”

means

Mining

Lease

Numbers

1878,

1990,

80010,
80011,

80012,

80086,

80110,

80112,

80123,

80171,

700006,

700007,

700008

and

700009

and
Mineral

Development

Licence

Numbers

162,

328

and

329

and

any

renewals,

extensions

and
amendments thereof and any tenements issued to CCPL.

“ Australian Mortgages
” means

(i) each

real property

mortgage to

be granted

by a

Loan
Party

over

its

interests

in

freehold

property

in

Australia,

(ii)

each

real

property

mortgage

to

be
granted by a Loan Party

over its interests in leasehold

property in Australia and (iii)

each mining
tenement

mortgage

to

be

granted

by

a

Loan

Party

over

its

interest

in

the

Australian

Mining
Tenements, as amended, restated,

amended and restated

supplemented or

otherwise modified from
time to time.
“ Australian Parent ” has the meaning specified in the preamble hereto.
“ Australian PPS Act
” means

the
Personal Property Securities

Act 2009

(Cth) of

Australia.
“ Australian PPS Law
” means:

(a)

the Australian PPS Act;

(b)

regulations made under the Australian PPS Act as amended from time to time; or

(c)

any amendment

made at

any time

to any

other legislation

as a

consequence of

an
Australian PPS Law referred to in clauses (a)

and
(b)

of this definition, including, amendments to
the Australian Corporations Act.
“
Australian

Pension

Plan
”

means

the

Australian

Superannuation

Guarantee

Scheme
(established

under

the

Superannuation

Guarantee

(Administration)

Act

1992

(Cth)),

a

defined
benefit scheme (whether established by deed or under statute of Australia or any state or territory
of Australia) and any other superannuation

or pension plan maintained or

contributed to by,

or to
which there is or

may be an obligation to contribute

by, any Loan Party in respect of its

Australian
employees and officers or former employees and officers.
“ Australian Priority Payables Reserve
” means on any

date of determination, a

reserve in
such amount as

the Administrative Agent

may determine (acting

on the instructions

of all Lenders,
acting reasonably) which reflects amounts secured

by any rights (whether imposed under

a statute
of

Australia

or

any

state

or

territory

of

Australia), Liens,

choate or

inchoate, which

rank or

are
capable of ranking in priority

to the Administrative Agent’s or Collateral Agent’s Liens and/or for
amounts

which

represent

costs

relating

to

the

enforcement

of

the

Administrative

Agent’s

or
Collateral Agent’s Liens including to the extent applicable by operation of law, any such amounts due and not

paid for wages,

long service leave

or vacation pay

(including amounts protected

by
the Fair

Work

Act 2009

(Cth)), any

preferential claims

as set

out in

the Australian Corporations
Act,

amounts

due

and

not

paid

under

any

legislation

relating

to

workers’

compensation

or

to
employment

insurance,

all

amounts

deducted

or

withheld

and

not

paid

and

remitted

when

due
under the TAA (but excluding Pay as You

Go installment amounts) and amounts currently or

past
due and not contributed, remitted or paid in respect of any Australian Pension

Plan, together with
any

charges

which

may

be

levied

by

a

Governmental

Authority

as

a

result

of

any

default

in
payment obligations in respect of any Australian Pension Plan.

“
Australian

Provisional

Invoice
”

means

an

Account

generated by

way

of

a

provisional
invoice for payment for sale of Coal Inventory which:
(a)

is sourced from a Loan Party’s Australian mine site;

(b)

is based on a historic price; and
(c)

is subject

to adjustment

by way

of generation

of a

further Account

or credit

note
(for any

difference) once current price becomes known.
“ Australian Recognition Certificate ” means a “Recognition Certificate” as defined in the
Australian Security Trust Deed.

“
Australian Security

Trust

Deed
” means

the security

trust deed

dated 12

May 2021,

by
and among each

of the Loan

Parties party thereto

and the Australian

Security Trustee, as amended,
restated, amended and restated supplemented or otherwise modified from time to time.

“
Australian Security

Trustee
” means

Global Loan

Agency Services

Australia Nominees
Pty Ltd

(ABN 39

608 945

008) in

its capacity

as security

trustee for

the Secured

Parties or

any
successor security trustee appointed in accordance with this Agreement.
“
Australian

Subordination

Deed
”

means

the

subordination

deed

dated

as

of

the

date
hereof,

by

and

among

the

Administrative

Agent

and

each

of

the

Loan

Parties

party

thereto,

as
amended, restated, amended and restated supplemented or otherwise modified from time to time.

“
Australian

Tax

Agreement
”

means

the

Tax

Sharing

and

Funding

Agreement

dated

20
December 2018

between the

Australian Parent,

each other

Australian Loan

Party and

Coronado
Curragh LLC.

“ Australian Tax Consolidated Group ” means a ‘Consolidated Group’ or a ‘MEC Group’, each as defined in the ITAA 1997.
“ Australian TFA ” mans a tax funding agreement between each member of the Australian
Tax Consolidated Group which includes
(a)

reasonably

appropriate

arrangements

for

the

funding

of

income

tax

(and

certain
related Taxes) payments by the Head Company

of the Australian Tax Consolidated Group,

having
regard to the position of each member of the Australian Tax Consolidated Group;
(b)

an

undertaking

from

each

member

of

the

Australian

Tax

Consolidated

Group

to
compensate each other member

adequately for loss

of income tax attributes

(including tax losses
and tax offsets) as a result of being a member of the Australian Tax Consolidated

Group; and
(c)

an undertaking from the

Head Company of the

Australian Tax Consolidated Group
to pay all

group liabilities (as

described in section

721-10 of the ITAA 1997) of

the Australian Tax
Consolidated

Group

before

the

members

of

the

Australian

Tax

Consolidated

Group

make

any
payments to the Head Company of the Australian Tax Consolidated Group under the agreement.
“ Australian TSA
” means

any tax

sharing agreement

in relation

to the

sharing of

income
tax (and certain related

Taxes) liabilities in a jurisdiction between one

or more Loan Parties

in that
jurisdiction,

including

an

agreement

between

each

member

of

the

Australian

Tax

Consolidated
Group which takes effect as

a tax sharing agreement under section 721-25

of the ITAA

1997 and
which complies

with the

ITAA

1997 and

any law,

official directive,

request, guideline

or policy
(whether or not having the force

or law issued in

connection with the ITAA

1936, ITAA

1997 or
TAA).

“
Availability
”

means,

at

any

time

of

determination,

the

Maximum

Revolving

Credit

at
such time minus

the Total Outstandings at such time.
“
Availability

Period
”

means

the

period

from

and

including

the

date

of

the

Second
Amendment Deed to but not including the earliest to occur of:
(a)

the date falling 30 days prior to the Maturity Date;

(b)

if the

Amendment and

Restatement

Effective

Date

and the

first Utilisation

on or
after the Amendment and Restatement

Effective Date does not

occur within 15 Business Days of
the date of the Second Amendment Deed,

that date; and
(c)

the date of termination or cancellation of the Commitments in full of each Lender.
“ Bankruptcy Code ” means Title 11 of the United States Code.
“ Beneficiary ” means the Collateral Agent, the Administrative Agent and each Lender.
“ Benefit Plan ” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title

I of ERISA, (b) a “plan” as

defined in and subject to

Section 4975 of the Code

or
(c)

any

Person

whose

assets

include

(for

purposes

of

ERISA

Section

3(42)

or

otherwise

for
purposes of

Title I of

ERISA or

Section 4975

of the

Code) the

assets of

any such

“employee benefit
plan” or “plan”.
“ Black Lung Act ” means the Black Lung Benefits Act of 1972, 30 U.S.C. §§ 901, et seq.,
the Federal

Mine Safety

and Health

Act of

1977, 30

U.S.C. §§

801, et

seq., the

Black Lung

Benefits
Reform

Act

of

1977,

Pub.

L.

No.

95-239,

92

Stat.

95

(1978),

and

the

Black

Lung

Benefits
Amendments of 1981, Pub. L. No. 97-119, Title 11,

95 Stat. 1643, in each case as amended.

“
Black

Lung

Liability
”

means

any

liability

or

benefit

obligations

related

to

black

lung
claims

and

benefits

under

the

Black

Lung

Act,

and

liabilities

and

benefits

related

to
pneumoconiosis, silicosis, exposure to isocyanates or other lung disease arising under any federal or state law.

“
Blocked

Account

Agreement
”

means,

with

respect

to

any

Deposit

Account,

Securities
Account, Commodities

Contract or

Commodities Account

of any

Loan Party, an

agreement among
the Administrative

Agent, such

Loan Party

and such

depository bank,

securities intermediary

or
commodity

intermediary,

as

applicable, sufficient

to

grant

“control” to

the

Collateral

Agent

(a)
under 9-104

of the

UCC with

respect to

any Deposit

Account, (b)

under 9-106

of the

UCC with
respect to any Commodities Contract or Commodities Account, (c)

under 8-106 of the UCC with
respect to any Securities Account or (d) under the Australian PPS Law.

“ Books
” means

books, records, ledger

cards, files, correspondence,

customer lists, supplier
lists, blueprints, technical specifications, manuals, computer software and related documentation,
computer printouts, tapes, disks and related data processing software and similar items that at any time

evidence,

indicate,

summarize

or

contain

information

relating

to

any

assets

(including

the
Collateral) or

liabilities

of any

Loan Party

or

any

Loan Party’s

business

operations or

financial
condition.
“ Borrower Obligations ” means the Obligations of the Borrowers.
“ Borrower Representative ” has the meaning specified in Section 11.21 .
“ Borrowers ” has the meaning specified in the preamble hereto.
“ Borrowing ” means any borrowing consisting of simultaneous Loans.

“ Borrowing Base
” means, at any time

the sum of:

(a)

seventy percent (70%) of

the lower of Inventory

Value

or Market Value of Eligible
Inventory, plus
(b)

up

to

seventy

percent

(70%)

of

the

face

value

(exclusive

GST,

VAT

and

other
Taxes) of Eligible Accounts, plus
(c)

up to

seventy percent

(70%) of

the lower

of Inventory

Value

or Market

Value

of
Coal Inventory that

is subject to

Eligible Unbilled US

Accounts, with the

amount in this

paragraph
(c)

being

capped

at

30%

of

the

face

value

(exclusive

of

GST,

VAT

and

other

Taxes)

of

total
Eligible Accounts at the relevant time, less ,
(d)

to the extent not included in the calculation of clauses (a) through (c) above:
(i)

if

the

aggregate

amount

of

any

Reserves

then

in

effect

does

not

exceed
US$35,000,000, 70% of such Reserves;

or
(ii)

if

the

aggregate

amount

of

any

Reserves

then

in

effect

exceeds
US$35,000,000

(such

excess

amount

being

the

“
Excess

Reserve

Amount”
),

an

amount
equal to the sum of US$24,500,000 and 100% of the Excess Reserve Amount.

For

the

avoidance

of

doubt,

each

specified

percentage

set

forth

in

this

definition

of
“Borrowing Base” will not be reduced without the consent of the Loan Parties.

“
Borrowing Base

Certificate
” means

a certificate

substantially in

the form

of
Exhibit G
(with such changes therein as may be required by the Administrative Agent, acting reasonably, to reflect the

components of

the Borrowing

Base including

Reserves from

time to

time), executed
and certified

as accurate

and complete by

the chief

financial officer

or chief

executive officer

or
group financial controller

of Holdings for

itself and on

behalf of all

other Loan Parties,

which shall
include

detailed

calculations

as

to

the

Borrowing

Base

as

reasonably

requested

by

the
Administrative Agent.

“ Borrowing Base Collateral
” means the

Collateral of the

Loan Parties of

the type included
in the definition of “Borrowing Base”.
“ Borrowing Notice
” means a notice of

a Borrowing, pursuant to
Section 2.01 , which shall
be substantially in the form of Exhibit A .
“
Buchanan

Mine
”

means

the

underground

mine

located

near

the

town

of

Oakwood

in
Buchanan County, in the State of Virginia,

in the United States of America.
“ Business ” has the meaning specified in Section 5.09(a) .
“
Business

Day
”

means

a

day

other

than

a

Saturday,

Sunday

or

other

day

on

which
commercial banks

are authorized

to close

under the

laws of,

or are

in fact

closed in,

the state

of

New York, United States, the states of New South Wales and Queensland, Australia, Singapore

or
the state where the Administrative Agent’s Office is located.
“ Capital Expenditures
” means, with

respect to any Person

for any period, any

expenditure
in

respect

of

the

purchase

or

other

acquisition

of

any

fixed

or

capital

asset

(excluding

normal
replacements and maintenance

which are properly charged

to current operations).

For purposes of
this definition,

the purchase price

of equipment that

is purchased substantially

concurrently with
the

trade-in

of

existing

equipment

or

with

insurance

proceeds

shall

be

included

in

Capital
Expenditures

only

to

the

extent

of

the

gross

amount

by

which

such

purchase

price

exceeds

the
credit granted by the seller of

such equipment for the equipment

being traded in at such

time, the
proceeds of such asset sale or the amount of such insurance proceeds, as the case may be.
“
Capital

Lease
Obligation
”

means

an

obligation

that

is

required

to

be

classified

and
accounted for

as a

finance lease

for financial

reporting purposes

in accordance

with GAAP,

and
the amount of Indebtedness

represented by such obligation

shall be the capitalized

amount of such
obligation determined in accordance with GAAP; and the stated maturity thereof shall be the date of the

last payment

of rent

or any

other amount

due under such

lease prior

to the

first date

upon
which such

lease may

be terminated

by the

lessee without

payment of

a penalty;
provided

that,
notwithstanding the

foregoing, any

obligation that

would have

been categorized

as an

operating
lease in accordance with GAAP

prior to the adoption

of ASU No. 2016-02 “Leases

(Topic

842)”
and

ASU

No.

2018-11

“Leases

(Topic

842)”

(collectively,

the

“
Capital

Lease

Accounting
Policies
”) shall be

accounted for as

an operating leases

for all purposes

hereunder (including for
purposes of all financial

definitions and calculations) and not

as a finance lease.

For purposes of
Section 7.01
, a Capital Lease

Obligation will be

deemed to be secured

by a Lien

on the property
being leased.
“ Capital Stock
” means:

(a)

in

the

case of

a

corporation,

corporate stock,

including,

in

the

case of

Holdings,
shares of common stock of Holdings publicly traded on the Australian Securities Exchange in the form

of

CHESS

Depositary

Interests

convertible

at

the

option

of

the

holders

into

shares

of
Holdings’ common stock on a 10-for-1 basis;

(b)

in

the

case

of

an

association

or

business

entity,

any

and

all

shares,

interests,
participations, rights or other equivalents (however designated) of corporate stock;

(c)

in the

case of

a partnership

or limited

liability company, partnership

or membership
interests (whether general or limited); and

(d)

any

other

interest

or

participation

that

confers on

a

Person

the

right to

receive a
share of the profits and losses of, or distributions of assets of, the issuing Person,

but excluding from all of

the foregoing any debt securities

convertible into Capital Stock, whether
or not such debt securities include any right of participation with Capital Stock, until such time as such debt securities have been duly converted into Capital Stock.

“ Cash Collateral
” means Unrestricted Cash which is deposited into a Collateral Account.

“ Cash Equivalents ” means any of the following:
(a)

Dollars, Australian Dollars, English pounds or Euros;
(b)

securities issued or

directly and

fully guaranteed

or insured by

the government

of
the United States,

Australia, the United

Kingdom or a

Specified Member of

the European Union
(collectively,

the

“
Specified

Countries
”)

or

any

agency

or

instrumentality

thereof

having
maturities of not more than one year from the date of acquisition;
(c)

readily marketable direct

obligations issued by

any state of

the United States

or any
political subdivision thereof, or any state of Australia, in each case, having one of the two highest rating categories obtainable from either Moody’s or S&P;
(d)

certificates of deposit,

time deposits and

eurodollar time deposits

with maturities of
one year or less

from the date

of acquisition, bankers’ acceptances

with maturities not

exceeding
one year and

overnight bank deposits,

in each case, with

any bank organized under

the laws of any
Specified

Country

or

any

state

thereof

(or,

in

the

case

of

the

United

States,

the

District

of
Columbia) or

a branch

of a

foreign bank

located in

a Specified

Country,

in each

case, having

at
the date of acquisition thereof combined net capital and surplus in excess of $500,000,000;

(e)

repurchase

obligations

with

a

term

of

not

more

than

30

days

for

underlying
securities of the

types described

in
clauses (b) , (c)

and
(d)

above entered into

with any financial
institution meeting the qualifications specified in clause (d)

above;
(f)

commercial paper having one

of the two highest

ratings obtainable from Moody’s
or S&P and, in each case, maturing within one year after the date of acquisition;
(g)

money market

funds at

least 95%

of the

assets of

which constitute

Cash Equivalents
of the kinds described in clauses (a)

through
(f)

of this definition; and
(h)

(i)

investments consisting

of purchases

of local

currencies of

those countries
in which Holdings

or any of

its Subsidiaries transacts

business from time

to time

in the ordinary
course of business,

(ii)

investments

of

comparable

tenor

and

credit

quality

to

those

described

in
clauses (a)

through
(g)

customarily

utilized

in

countries

in

which

Holdings

or

such
Subsidiaries operate for short-term cash management purposes and

(iii)

overnight

bank

deposits,

time

deposit

accounts,

certificates

of

deposit,
banker’s acceptances and money

market deposits with maturities

(and similar instruments)
of 12 months or less from the date of acquisition issued by a bank or trust company which is organized under, or

authorized to operate as a bank or trust

company under, the laws

of
any

jurisdiction

(other

than

Specified

Countries)

in

which

Holdings

or

any

of

its
Subsidiaries

transacts

business

from

time

to

time

in

the

ordinary

course

of

business;
provided , however
, that such deposits

do not exceed $10,000,000

in the aggregate, at

any
date of determination thereafter.

“ CCC ” has the meaning specified in the preamble hereto.
“ CCPL
” means Coronado Curragh Pty Ltd (ACN 009 362 565).

“ CFC
” means

a Person

that is

a controlled

foreign corporation

under Section

957 of

the
Code.
“
Change in

Law
” means

the occurrence, after

the date

of the

Second Amendment

Deed,
of any of the following:

(a)

the enactment, adoption or taking effect of any law,

rule, regulation or treaty,

(b)

any

change

in

any

law,

rule,

regulation

or

treaty

or

in

the

administration,
interpretation, implementation or application thereof by any Governmental Authority; or

(c)

the making or issuance of

any request, rule, guideline or

directive (whether or not
having

the

force

of

law)

by

any

Governmental

Authority

required

to

be

complied

with

by

any
Lender, or by any office of such Lender or by such Lender’s holding company,

if any;

provided

that notwithstanding anything herein to the contrary,

(x)

the Dodd-Frank

Wall

Street Reform

and Consumer

Protection Act

(Pub. L.

111-
203, H.r. 4173) and all

requests, rules, guidelines or directives thereunder or issued in connection therewith; and

(y)

all

requests,

rules,

guidelines

or

directives

promulgated

by

the

Bank

for
International

Settlements,

the

Basel

Committee

on

Banking

Supervision

(or

any

successor

or
similar authority)

or the

United States

or foreign

regulatory authorities,

in each

case pursuant

to
Basel III,

shall in each case be deemed to

be a “Change in Law”, regardless of

the date enacted, adopted or
issued.
“ Change of Control ” means the occurrence of any of the following:
(a)

any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the
Exchange Act), including

any group acting

for the purpose

of acquiring, holding

or disposing of
Securities (within the

meaning of Rule 13d

under the Exchange Act)

(in each case other

than the
Energy & Minerals

Group and its Affiliates

)

shall be the “beneficial

owner” (as defined in

Rules
13d-3 and

13d-5 under

the

Exchange

Act) of

Capital

Stock having

more,

directly or

indirectly,
than 50% of the total voting power of all outstanding Capital Stock of Holdings;

(b)

any

person

alone

or

together

with

its

associates

(as

defined

in

section

12

of

the
Corporations Act) other than the

Energy & Minerals Group and its Affiliates has voting

power (as
defined in s610

of the Australian

Corporations Act) in

Holdings of more

than 50%, or

otherwise
controls Holdings (where, in this paragraph (b), “control” has the meaning given in s50AA of the
Corporations Act);

(c)

Energy & Minerals Group and

its Affiliates cease to

be the “beneficial owner” (as
defined in Rules 13d-3 and 13d-5 under

the Exchange Act) of Capital Stock having

more, directly
or

indirectly,

than

50%

of

the

total

voting

power

of

all

outstanding

Capital

Stock

of

Holdings,
other than as a result of a New Holdco Issuance;

(d)

the

Energy

&

Minerals

Group

and

its

Affiliates

cease

to

have

voting

power

(as
defined in s610

of the Australian

Corporations Act) in

Holdings of more

than 50%, or

otherwise
controls Holdings (where, in this paragraph (b), “control” has the meaning given in s50AA of the
Corporations Act), other than as a result of a New Holdco Issuance.

For the purposes of this definition, Affiliate

as to any Person shall mean

any other Person
which

directly

or

indirectly

controls,

is

controlled

by,

or

is

under

common

control

with

such
Person.

Control
, as used in this definition,

shall mean the possession, directly or

indirectly, of the
power to direct or cause the direction of the management or policies of a Person, whether through the ownership

of voting

securities, by

contract or

otherwise, including

the power

to elect

a majority
of the directors or trustees of a corporation or trust, as the case may be.
“ Chattel Paper ” has the meaning specified in the UCC and the Australian PPS Act.
“ Coal
” means coal owned by Holdings or any of

its Subsidiaries, or coal that Holdings or
any of

its Subsidiaries has

the right to

extract, in

each case

located on, under

or within, or

produced
or

severed

from

Real

Property

owned

by,

or

leased

or

licensed

to,

Holdings

or

any

of

its
Subsidiaries.
“
Coal

Act
”

means

the

Coal

Industry

Retiree

Health

Benefit

Act

of

1992,

26

U.S.C.

§§
9701, et seq., as amended.
“ Coal Inventory
” means any

Inventory consisting of

metallurgical coal;
provided , that in
the case

of any

such Inventory

that constitutes

raw coal,

such raw

coal Inventory

shall be

converted
to the “clean coal equivalent” quantity thereof.

“ Code ” means the Internal Revenue Code of 1986, as amended.
“ Collateral
” means

all of

the property

and assets

of the

Loan Parties,

whether real,

personal
or mixed

(other than

Excluded Assets

of a

U.S. Loan

Party or

Foreign Excluded

Assets of

a Foreign
Subsidiary that is

a Loan Party) that

is, under the terms

of the Collateral Documents

(including the
Australian Collateral Documents),

subject to Liens

in favor of

the Collateral Agent

(including in
its capacity

as the

Australian Security

Trustee (as applicable))

for the

benefit of

the Secured

Parties
as security

for the

Obligations, including

all proceeds

and products

thereof (it

being understood
and agreed

that the

Collateral shall

include

both

the ABL

Priority

Collateral

and

the Non-ABL
Priority Collateral).
“ Collateral Account
” means the account established by,

and under the sole dominion and
control of, the Administrative Agent maintained with

DBS Bank Limited, Australia branch

or any
other bank reasonably acceptable

to the Administrative Agent and

designated by the Borrowers as
the “Coronado Collateral Account”.

“ Collateral Agent
” has the meaning specified in the preamble hereto

and, in respect of the
Australian Collateral Documents, the Australian Security Trustee.
“ Collateral Documents
” means, collectively,

the Security Agreement, the

Mortgages and
each of

the

mortgages,

collateral

assignments,

security

agreements,

pledge

agreements

or

other
similar agreements

delivered to

the Administrative

Agent pursuant

to
Section 6.12
, and

each of
the other agreements,

instruments or documents

that creates or

purports to create

a Lien in

favor
of the

Collateral Agent

and/or the Australian

Security Trustee for

the benefit of

the Secured

Parties
as security for the Obligations (including the Australian Collateral Documents).

“
Commercial Tort

Claim
” has the meaning specified in the UCC.
“ Commitment
”

means,

as

to

each

Lender,

the

amount

set

forth

under

the

caption
“Commitment” opposite

such Lender’s name

on Schedule 1.01(b),

or, as the case

may be,

opposite
such caption in

the Assignment and

Acceptance pursuant to

which such Lender

becomes a party
hereto, as applicable,

as such

amount may be

adjusted from

time to

time in accordance

with this
Agreement.

The aggregate

amount of

the Commitments

as of

the Amendment

and Restatement
Effective Date is $150,000,000.

“ Commitment Fee ” has the meaning specified in Section 2.13(a)
.

“ Commodities Account
” has the meaning specified in the UCC.

“ Commodities Contract ” has the meaning specified in the UCC.
“
Commodity

Agreement
”

means

any

commodity

futures

contract,

commodity

option

or
other similar agreement or arrangement with respect to commodity prices.
“ Commodity Exchange Act
” means the Commodity Exchange Act

(7 U.S.C. § 1 et

seq.),
as amended from time to time, and any successor statute.
“ Compliance Certificate ” means a certificate substantially in the form of Exhibit E .
“ Consolidated EBITDA ” means for any period, Consolidated Net Income for such period plus,

to

the

extent

such

amount

was

deducted in

calculating such

Consolidated

Net

Income (or
minus,

to

the

extent

such

amount

was

added

in

calculating

such

Consolidated

Net

Income,

as
applicable):
(i)

Consolidated Interest Expense;
(ii)

income tax expense (benefit or expenses);
(iii)

depreciation, depletion and amortization expense;
(iv)

any

extraordinary,

discrete

or

non-recurring

items

that

are

excluded

in
analyzing

operating

performance,

including,

without

limitation,

(i)

losses

on

debt
extinguishment, (ii) uncertain stamp duty position; (iii)

losses on idled assets held for

sale,
(iv) gains on disposal of

assets held for sale,

(v) provision for discounting and

credit losses

and

(vi)

other

foreign

exchange

losses

(or

gains,

as

applicable);non-cash

impairment
charges or

asset write-offs

and non-cash

charges

due to

cumulative effects

of changes

in
accounting principles,

(i)

unrealized

gains

or

losses

from

derivative

instruments

included

in
Consolidated Net Income; and

(ii)

the

effect

of

any

non-cash

impairment

charge

affecting

goodwill

or
intangibles,
all as

determined on

a consolidated

basis for

Holdings and

its Subsidiaries

in conformity
with

GAAP;
provided
that

if

any

Subsidiary

is

not

a

wholly-owned

Subsidiary,

Consolidated
EBITDA will

be reduced

(to the

extent not

otherwise reduced

in accordance

with GAAP)

by an
amount

equal

to

(A)

the

amount

of

the

Consolidated

EBITDA

attributable

to

such

Subsidiary
multiplied by

(B) the percentage

ownership interest

in the income

of such

Subsidiary not

owned
on the last day of such period by Holdings or any Subsidiary.
“ Consolidated Fixed Charges ” means, for any period, the sum (without duplication) of:
(i)

Consolidated Interest Expense for such

period (and for the

purpose of this
definition, without deducting any interest income);
(ii)

all

cash

and

non-cash

dividends

paid,

declared,

accrued

or

accumulated
during

such

period

on

any

Disqualified

Stock

of

Holdings

or

Preferred

Stock

of

any
Subsidiary held

by Persons

other than

Holdings or

any Subsidiary,

except

for dividends
payable in

Holding’s Capital Stock

(other than

Disqualified Stock);

provided that

dividends
declared,

accrued or

accounted

for

in

one

period

shall

not

be included

in “Consolidated
Fixed Charges” of a later period when subsequently paid in such later period, less
(iii)

non-cash

items

in

relation

to

the

Stanwell

Obligations

or

in

relation

to
Indebtedness

not

included

in

paragraph

(d)

of
Section

7.02
,

included

in

Consolidated
Interest

Expense,

including

(i)

amortization

of

debt

issuance

costs,

(ii)

original

issue
discount expense, (iii)

non-cash interest

expense in respect

of any such

Indebtedness and
(iv) non-cash impact of the unwind

of the discounts related to

the deferred purchase price
of the Stanwell Reserved Area/Stanwell Arrangements.
“ Consolidated Interest Expense
” means

for any

period, the amount

that would

be included
in

interest

expense

(net

of

interest

income)

on

a

consolidated

income

statement

prepared

in
accordance with GAAP for such period of Holdings and its Subsidiaries.
“
Consolidated Net

Income
” means,

with respect

to any

specified Person

for any

period,
the aggregate of the net income (or loss)

of such Person and its Subsidiaries for such

period, on a
consolidated basis, determined in conformity with GAAP.

“
Consolidated Tangible

Assets
” means the consolidated assets of the Group

as of the end
of

the

most

recent

fiscal

quarter

for

which

consolidated

financial

statements

of

Holdings

are
available after deducting intangible assets.

“
Contractual

Obligation
” means,

as to

any Person,

any provision

of any

security issued
by

such

Person

or

of

any

agreement,

document,

mortgage,

deed

of

trust,

instrument

or

other
undertaking to which such Person is a party or by which it or any of its property is bound.
“ Control
” means the possession, directly

or indirectly,

of the power to direct

or cause the
direction of the

management or policies of

a Person, whether through

the ability to exercise

voting
power,

by

contract

or

otherwise.

“
Controlling
”

and

“
Controlled
”

have

meanings

correlative
thereto.
“ Control Account ” has the meaning specified in Section 6.22 .
“ Cure Amount ” has the meaning specified in Section 8.04 .
“ Cure Right ” has the meaning specified in Section 8.04 .
“ Curragh Mine
” means Holdings’ open-pit mines located in

Queensland’s Bowen Basin,
in Australia and the subject of the Australian Mining Tenements.
“
Curragh

Transaction
”

means

one

or

more

Dispositions

of,

or

Sale/Leaseback
Transactions

involving,

freehold

or

leasehold

interests

in

accommodation

facilities

held

for
employees

and

contractors

at

the

Curragh

Mine;
provided

that

the

Attributable

Debt

in

respect
thereof shall not exceed $30,000,000 at any one time outstanding.
“ Currency Agreement
” means

any foreign

exchange contract,

currency swap

agreement
or other similar agreement or arrangement with respect to currency exchange rates or values.
“
Debtor

Relief

Laws
”

means

the

Bankruptcy

Code,

Chapter

5

of

the

Australian
Corporations Act

and all

other liquidation, conservatorship,

bankruptcy, assignment for the

benefit
of

creditors,

moratorium,

rearrangement,

receivership,

insolvency,

reorganization,

or

similar
debtor relief

laws of the

United States, Australia

or other applicable

jurisdictions from time

to time
in effect and affecting the rights of creditors generally.
“ Default
” means any

event or condition

that constitutes an

Event of Default

or that, with
the giving of any notice, the passage of time, or both, would be an Event of Default.
“ Default Rate
” means,

at any

time, an

interest rate

equal to

(i) the

Applicable Rate
plus
(iii) 6.00% per annum.
“
Delaware

Divided

LLC
”

means

any

Delaware

LLC

which

has

been

formed

upon

the
consummation of a Delaware LLC Division.
“ Delaware LLC
” means any limited

liability company organized or

formed under the laws
of the State of Delaware.
“ Delaware LLC Division
” means the statutory division

of any Delaware LLC into two

or
more Delaware

LLCs pursuant to

Section 18-217 of

the Delaware

Limited Liability Company

Act.

“ Deposit Account
” has the meaning

specified in the

UCC and includes

any bank account
with a financial institution.
“ Designation Notice ” has the meaning specified in Section 11.17(a)
.

“ Disposition
”

or

“
Dispose
”

means

the

sale,

transfer,

license,

lease,

allocation

or

other
disposition (including any sale

and leaseback transaction) of

any property or asset

by any Person
(or the

granting of

any option

or other

similar right),

including any

sale, assignment,

transfer or
other disposal, with

or without recourse,

of any Real

Property Leases, notes

or accounts receivable
or any

rights and

claims associated

therewith or

entering into

an agreement

to do

the same

and
including any

disposition of

property to

a

Delaware Divided

LLC pursuant

to a

Delaware LLC
Division.
“ Disqualified Stock
” means, with

respect to any

Person, any Equity

Interest which by

its
terms (or by the terms

of any security into

which it is convertible

or for which it

is exchangeable
at the option of the holder) or upon the happening of any event:
(a)

matures

or

is

mandatorily

redeemable

(other

than

redeemable

only

for

Equity
Interests

of

such

Person

which

is

not

itself

Disqualified

Stock)

pursuant

to

a

sinking

fund
obligation or otherwise;
(b)

is

convertible

or

exchangeable

at

the

option

of

the

holder

for

Indebtedness

or
Disqualified Stock; or
(c)

is

mandatorily

redeemable

or

must

be

purchased

upon

the

occurrence

of

certain
events or otherwise, in whole or in part;
in each case, on or prior to the date that is 91 days after the then-latest Maturity Date.
The amount

of any

Disqualified Stock

that does

not have

a fixed

redemption, repayment
or repurchase price will be

calculated in accordance with

the terms of such

Disqualified Stock as
if such Disqualified

Stock were redeemed, repaid

or repurchased on

any date on which

the amount
of such

Disqualified Stock

is to

be

determined pursuant

to this

Agreement;
provided , however ,
that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the
time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.
“
Disregarded

Domestic

Person
”

means

any

direct

or

indirect

Domestic

Subsidiary

(a)
substantially

all

of

the

assets

of

which

consist

of

the

Equity

Interests

(or

Equity

Interests

and
Indebtedness) of

one or

more Foreign

Subsidiaries that

are CFCs,

(b) that

is treated

as a

disregarded
entity for

U.S. federal income

tax purposes

that holds no

material assets other

than Equity Interests
(or Equity

Interests and

Indebtedness) of

one or

more Foreign

Subsidiaries that

are CFCs

or (c)
substantially

all

of

the

assets

of

which

consist

of

the

Equity

Interests

(or

Equity

Interests

and
Indebtedness)

of

one

or

more

other

Domestic

Subsidiaries

of

the

type

referred

to

in

the
immediately preceding sub-paragraph (a) and/or (b).

“ Disruption Event
” means either or both of:

(a)

a

material

disruption

to

those

payment

or

communications

systems

or

to

those
financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility

(or otherwise in order for

the transactions contemplated by

the Loan
Documents to be carried out) which disruption is not caused by,

and is beyond the control of, any
of the parties to this Agreement; or
(b)

the occurrence

of any

other event

which results

in a

disruption (of

a technical

or
systems-related

nature)

to

the

treasury

or

payments

operations

of

a

party

to

this

Agreement
preventing that, or any other party to this Agreement:
(i)

from performing its payment obligations under the Loan Documents; or
(ii)

from

communicating

with

other

parties

to

this

Agreement

in

accordance
with the terms of the Loan Documents,
and which

(in either

such case)

is not

caused by,

and is

beyond the

control of,

the party
whose operations are disrupted.
“ Dollar ” and “ $ ” mean lawful money of the United States.
“ Dollar Equivalent
” means

with respect

to any

amount denominated

in a

currency other
than Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent
at

such

time

on

the

basis

of

the

Spot

Rate

(determined

in

respect

of

the

applicable

date

of
determination) for the purchase of Dollars with such currency.
“ Domestic Subsidiary
” means any

Subsidiary of Holdings that

is organized under the

laws
of the United States, any state thereof or the District of Columbia.
“ Dormant Subsidiary ” means:
(a)
Company B Virginia LLC and Metallurgical

Mineral Holdings Pty Ltd; and
(b) any other entity approved by the Administrative Agent.
“ EEA Financial Institution
” means

(a)

any credit institution or investment firm established in any

EEA Member Country
which is subject to the supervision of an EEA Resolution Authority,

(b)

any

entity

established

in

an

EEA

Member

Country

which

is

a

parent

of

an
institution described in clause (a)

of this definition, or

(c)

any

financial

institution

established

in

an

EEA

Member

Country

which

is

a
subsidiary

of

an

institution

described

in
clauses (a)

or
(b)

of

this

definition

and

is

subject

to
consolidated supervision with its parent.

“ EEA Member Country
” means any

of the member states

of the European Union,

Iceland,
Liechtenstein, and Norway.

“
EEA

Resolution

Authority
”

means

any

public

administrative

authority

or

any

person
entrusted

with

public

administrative

authority

of

any

EEA

Member

Country

(including

any
delegee) having responsibility for the resolution of any EEA Financial Institution.

“
Eligible

Accounts
”
means,

at

any

time

of

determination,

the

aggregate

amount

of

all
Accounts

(including

an

Account

which

is

an

Australian

Provisional

Invoice)

due

to

any

of
Coronado Curragh

Pty Ltd,

Powhatan Mid-Vol

Coal Sales

LLC, Coronado

II LLC

or Coronado
IV LLC, or such

other Loan Party as approved

by the Administrative Agent (on

the instructions of
the Required Lenders)

from time

to time;
provided
, that unless

otherwise approved

from time to
time in writing by the Administrative

Agent (acting on the instructions of the

Required Lenders),
no Account shall constitute an Eligible Account if, without duplication:

(a)

except

as

provided

in
clause (v)

of

this

definition,

such

Account

does

not

arise
from the sale of Eligible Inventory of the Loan Parties in the ordinary course of its business;
(b)

(i)

such Account

is contingent

in any

respect or

for

any reason,

not valid

or
binding for any

reason or the

applicable Loan Party’s right to

receive payment with

respect to such
Account is subject to or

contingent upon the satisfaction of

any condition whatsoever (other

than
the preparation and delivery of an invoice); or

(ii)

as to which

the applicable Loan

Party is prohibited

by applicable Law

from
bringing and maintaining an action in the courts

of the state or other jurisdiction where

the
Account Debtor is located;
(c)

such Account is

not a true

and correct statement

of bona fide

indebtedness incurred
in

the

amount

of

the

Account

for

the

sale

of

goods

to

or

services

rendered

for

the

applicable
Account Debtor;
(d)

the Account Debtor with respect to such Account

(i)

has or has asserted a right of set-off, offset, deduction, defense, dispute, or counterclaim against any of the

Loan Parties (unless such Account

Debtor has entered into
a written agreement reasonably

satisfactory to the Administrative

Agent to waive such

set-
off, offset, deduction, defense, dispute, or counterclaim rights),

(ii)

has disputed its

liability (whether by

chargeback or otherwise) or

made any
claim with respect

to the Account

or any other

Account of any

of the Loan

Parties which
has not been

resolved, in

each case of
clause (i)

and
(ii)
, without

duplication, only

to the
extent of

the amount

of such

actual or

asserted right

of set-off,

or the

amount of

such dispute
or claim, as the case may be;

(e)

an

invoice,

in

form

and

substance

consistent

with

such

Loan

Party’s

credit

and
collection policies, or otherwise reasonably

acceptable to the Administrative Agent,

has not been
sent

to

the

applicable

Account

Debtor

in

respect

of

such

Account

within

30

days

of

such

preparation or

otherwise reported

to the

Administrative Agent

as Collateral

(including Accounts
identified as inactive, warranty or otherwise not attributable to an Account Debtor);
(f)

such Account

(i)

is not owned by a Loan Party; or

(ii)

is subject to any Lien (other than Liens

permitted by paragraph
(g)

and
(s)
of Section 7.01

(and, to

the extent

such Lien

is senior to

the Liens

securing the

Obligations,
a Reserve in an amount satisfactory to the Administrative Agent acting on the instructions of the Lenders (acting reasonably) has been established in respect thereof));

(g)

such Account is the obligation of an Account Debtor that is
(i)

a Loan

Party or

any of

its

Affiliates,

or

any of

their

respective

directors,
officers, employees or agents;
(ii)

Stanwell; or

(iii)

a natural Person;
(h)

such Account

(i)

is subject to a partial payment plan;
(ii)

was not

paid in

full, and

any Loan

Party created

a new

receivable for

the
unpaid portion of such Account; or
(iii)

constitutes or

is subject

to chargebacks, debit

memos and

other adjustments
for unauthorized deductions;
(i)

such Account is

created on cash on

delivery terms, or on

extended terms and is

due
and payable more than 90 days from the invoice date thereof;

(j)

such Account

(i)

is

not

paid

within

30

days

following

the

original

due

date

or

90

days
following the original invoice date; or

(ii)

has been written off or impaired on the books of any of

the Loan Parties or
has otherwise been designated on such books as uncollectible;
(k)

the

Account

Debtor

obligated

upon

such

Account

suspends

business,

makes

a
general assignment for the benefit of creditors

or fails to pay its debts generally as they

come due;
(l)

any

Account

Debtor

obligated

upon

such

Account

is

a

debtor

or

a

debtor

in
possession

under

any

bankruptcy

law

or

any

other

federal,

state

or

foreign

(including

any
provincial or

territorial) receivership,

liquidation, insolvency

relief or

any other

Debtor Relief

Law,
unless the payment with respect to such Account is supported by Acceptable Credit Support;

(m)

(i)

with respect

to such

Account (or

any other

Account due

from the

applicable
Account Debtor),

in whole

or in

part, a

check, promissory

note, draft,

trade acceptance,

or other
instrument

for

the

payment

of

money

has

been

received,

presented

for

payment

and

returned
uncollected for any reason; or
(ii)

such Account is

otherwise classified as

a note receivable

and the obligation
with

respect

thereto

is

evidenced

by

a

promissory

note

or

other

debt

instrument

or
agreement;
(n)

such Account is the obligation

of an Account Debtor from

whom 20% or more of
the face

amount of

all Accounts

owing by

such Account

Debtor are

ineligible under
paragraph
(j)

of this definition;

(o)

such Account is one as

to which the Collateral Agent’s Lien (and/or the Australian
Security

Trustee’s

Lien

(as

applicable))

attached

thereon,

for

the

benefit

of

itself

and

the

other
Secured Parties, is not a valid first priority perfected Lien

(subject to Permitted Liens for which a
Reserve in

an

amount satisfactory

to the

Administrative Agent

acting

on the

instructions

of the
Lenders (acting reasonably) has been established);
(p)

Accounts

as

to

which

any

of

the

representations

or

warranties

in

the

Loan
Documents with respect

to such Accounts

are untrue or

inaccurate in any

material respect (or, with
respect

to

representations

or

warranties

that

are

qualified

by

materiality,

any

of

such
representations and warranties are untrue or inaccurate);
(q)

such Account is payable in any currency other than Dollars or Australian Dollars;
(r)

(i)

the Account Debtor with respect to such Account

(A)

is not

incorporated or

organized

under laws

of the

United
States,

any

state

thereof

or

the

District

of

Columbia,

Australia,

England,
Singapore, Poland, Italy or Spain; or

(B)

is not located,

resident or domiciled

in, or does

not maintain
its

chief

executive

office

in,

the

United

States,

Australia,

England,
Singapore, Poland, Italy or Spain; or
(ii)

the law governing the

Account is not the United

States, any state thereof

or
the District

of Columbia,

Australia, England,

Singapore or

any other

jurisdiction acceptable
to the Administrative Agent (acting on the instructions of the Required Lenders);

unless,
(A)

in

the

case

of
clause (r)(i)
,

subject

to

the

prior

written

consent

of

the
Administrative Agent (acting on the instructions of the Required Lenders),

(1)

the

jurisdiction

of

organization

of

such

Account

Debtor

and

its
location,

residence,

domicile

and

jurisdiction

of

its

chief

executive

office

are
satisfactory to the Administrative Agent

(acting on the instructions of

the Required
Lenders); and

(2)

payment with respect

to such Account

is supported by

Acceptable
Credit Support and
(B)

in

the

case

of
clause (r)(ii)
,

subject

to

the

prior

written

consent

of

the
Administrative Agent (acting on the instructions of the Required Lenders),

(1)

the applicable Loan Party

(I)

has

delivered

a

written

notice,

in

form

and

substance
reasonably acceptable to

the Administrative Agent,

to such Account

Debtor
that

such

Loan

Party

has

pledged,

assigned

or

granted

to

the

Collateral
Agent

(including

in

its

capacity

as

the

Australian

Security

Trustee)

a
security interest

in all

or any

portion of

its rights

to such

Account and

the
right to receive payments thereunder (each, a “ Notification
”); and

(II)

has

obtained

an

acknowledgement, in

form

and

substance
reasonably

acceptable

to

the

Administrative

Agent,

to

each

Notification
from each such Account Debtor; and

(2)

(I)

such Account

is not

subject to

a restriction

on assignment
or the

contract giving

rise to

such Account

explicitly permits

such Account

to be
pledged to the Collateral Agent; and
(II)

the law

governing the

Account is

a jurisdiction

acceptable
to

the

Administrative

Agent

(acting

on

the

instructions

of

the

Required
Lenders);
(s)

such Account is the obligation of an Account Debtor that

(i)

is

the

United

States

government

or

a

political

subdivision

thereof,

or
department, agency

or instrumentality

thereof, unless

the applicable

Loan Party

has duly
assigned its rights

to payments of

such Account to

the Administrative Agent

pursuant to,
and

has

otherwise

complied

with,

the

Federal

Assignment

of

Claims

Act

of

1940,

as
amended, and any

other applicable state,

county or municipal

Law restricting assignment
thereof, which assignments and any related documents

and filings, shall be satisfactory to
the Administrative Agent (acting reasonably); or

(ii)

is

another

governmental

entity

(or

a

political

subdivision

thereof,

or
department, agency or instrumentality thereof) of any applicable jurisdiction;
(t)

such

Account

has

been

redated,

extended,

compromised,

settled,

adjusted

or
otherwise modified

or discounted,

except discounts

or modifications

that are

granted by

a Loan

Party in the ordinary course of business

and that are reflected in the

calculation of the Borrowing
Base;
(u)

the Account Debtor with respect to such Account is located

in a state of the United
States of America

requiring the filing

of a notice

of business activities

report or similar

report in
order to

permit a

Loan Party

to seek

judicial enforcement

in such

state of

payment of

such Account,
unless such Loan Party has

qualified to do business

in such state or

has filed a notice

of business
activities report or equivalent report for the then-current year;
(v)

such

Account

was

acquired

or

originated

by

a

Person

acquired

in

an

Investment
(until

such

time

as

the

Administrative

Agent

has

completed

a

customary

due

diligence
investigation

as to

such Accounts

and such

Person,

which investigation

may,

if required

by the
Administrative Agent

(acting

on the

instructions

of the

Required Lenders),

include an

appraisal
and/or field examination, and the Administrative

Agent is satisfied with the results thereof

acting
reasonably);
(w)

such Account

(i)

represents a sale on

a bill-and-hold, guaranteed sale,

sale and return, ship-
and-return, sale on approval, consignment or other similar basis; or

(ii)

was

made

pursuant

to

any

other

agreement

providing

for

repurchases

or
return

of

any

merchandise

which

has

been

claimed

to

be

defective

or

otherwise
unsatisfactory;
(x)

any

such

Account

that

is

the

obligation

of

an

Account

Debtor

that

is,

to

the
knowledge of any Borrower or the Administrative Agent, a Sanctioned Person;
(y)

any such Account that

is subject to a

restriction on assignment that

is enforceable
against third

parties and

that impairs

the Collateral

Agent’s

Lien (and/or

the Australian

Security
Trustee’s

Lien) on such

Account or the Administrative

Agent’s ability

to enforce the

Account or
any such Account

that is

not otherwise capable

of assignment

or transfer to

the Collateral Agent
or other Beneficiary; or
(z)

(i)

such Account was invoiced in advance of Coal Inventory being provided,
(ii)

such Account was invoiced twice or more, or
(iii)

the associated revenue has not been earned;
(aa)

the goods

giving rise

to such

Account have

not been

shipped and/or

title has

not
been transferred to the Account Debtor,

or the Account represents a progress

billing or otherwise
does not represent a complete

sale; for purposes hereof, “progress

billing” means any invoice for
goods

sold

or

leased

or

services

rendered

under

a

contract

or

agreement

pursuant

to

which

the
Account Debtor’s

obligation to

pay such

invoice is

conditioned upon

the completion

by a

Loan
Party of any further performance under the contract or agreement;

(bb)

if applicable, such Account is not subject to the insurance requirements in
Section
6.11 ; or
(cc)

such

Account

is

otherwise

unacceptable

to

the

Administrative

Agent

(acting
reasonably).
In

determining

the

amount

of

any

Account,

the

face

amount

of

such

Account

shall

be
reduced by,

without duplication,

to the

extent not reflected

in such

face amount,

(A) the

amount
of

all

accrued

and

actual

discounts,

claims,

credits

or

credits

pending,

promotional

program
allowances, price

adjustments, finance

charges or other

allowances (including

any amount

that any
of the Loan Parties may

be obligated to rebate to

a customer pursuant to the

terms of any written
agreement or understanding),

(B) the aggregate

amount of

all limits and

deductions provided for
in this definition

and elsewhere in

the Loan Documents,

if any,

and (C) the

aggregate amount of
all

cash

received

in

respect

of

such

Account

but

not

yet

applied

by

a

Loan

Party

to

reduce

the
amount of such Account.

Notwithstanding the foregoing, if at any time the aggregate amount of all Accounts of any single

Account

Debtor

and

its

Affiliates

exceeds

40%

of

the

aggregate

amount

of

all

Eligible
Accounts, then

the Accounts

of such

Account Debtor

in excess

of such

percentage shall

not be
deemed “Eligible Accounts”, unless such Account is supported by Acceptable Credit Support.
“ Eligible Assignee
” means

(a)

a Lender;

(b)

an Affiliate of a Lender;

(c)

an Approved Fund; and

(d)

any other Person,

in each

case, without

the consent

or approval

of any

Loan Party,
provided
that in

no event

shall
Holdings or its Subsidiaries (or any Affiliate thereof) be an “Eligible Assignee”.
“ Eligible Inventory
” means, at any

time of determination,

all Coal Inventory of

the Loan
Parties at

such time

(including, without

limitation, all

Coal Inventory

located at

mines and

ports
reported

in

the

most

recent

Borrowing

Base

Certificate

provided

to

the

Administrative

Agent);
provided
, that unless

otherwise from time

to time approved

in writing by

the Administrative Agent
(acting on

the instructions

of the

Required Lenders),

no Coal

Inventory shall

constitute Eligible
Inventory if, without duplication:

(a)

the applicable Loan

Party does not have

good and valid

title to such

Inventory, free
and clear of any Lien (other than Permitted Liens (and, to the extent such

Permitted Lien is senior
to the Liens

securing the Obligations, a

Reserve has been established

in respect thereof (including,
in respect of Inventory subject to retention of title, amounts equal to amounts payable to suppliers
of such Inventory)));

(b)

the Administrative Agent’s Lien on such Inventory, for the benefit of itself and the
other Secured

Parties, is

not a

valid first

priority

perfected Lien

(subject

to Permitted

Liens for
(and, to the

extent such Permitted

Lien is senior

to the Liens securing

the Obligations, a

Reserve
in an

amount satisfactory

to the

Administrative Agent

acting on

the instructions

of the

Lenders
(acting reasonably) has been established in respect thereof));
(c)

any

of

the

representations

or

warranties

in

the

Loan

Documents

with

respect

to
such Inventory are untrue or inaccurate in any material

respect (or, with respect to representations
or

warranties

that

are

qualified

by

materiality,

any

of

such

representations

and

warranties

are
untrue or inaccurate);
(d)

such

Inventory

constitutes

goods

held

on

consignment

(including

any

goods
consigned at

the location

of a

customer,

supplier or

contractor,

but that

are accounted

for in

the
Inventory balance of the Loan Parties);
(e)

such Inventory is

not held in

an Acceptable Storage

Location other than

any Coal
Inventory that

is either

(a) in-transit

between mines

and wash

plants or

(b) from

wash plants

to
ports;
(f)

such Inventory

is being

processed or

manufactured offsite

(unless such

processor
or manufacturer has

delivered to the Administrative

Agent a Landlord Lien

Waiver and such other
documentation as the Administrative Agent may reasonably require);
(g)

such Inventory

was acquired

or originated

by a

Person acquired

in an

Investment
(until

such

time

as

the

Administrative

Agent

has

completed

a

customary

due

diligence
investigation as

to such

Inventory and

such Person,

which investigation

may,

if required

by the
Administrative Agent

(acting on

the instructions

of the

Required Lenders),

include an

inventory
appraisal and/or field examination, and

the Administrative Agent (acting on

the instructions of the
Required Lenders) is satisfied with the results thereof (acting reasonably));
(h)

such Inventory is

obsolete, slow-moving,

nonconforming or unmerchantable

or is
identified as a write-off, overstock or excess by any of the Loan Parties;
(i)

any such Inventory is not metallurgical coal;

(j)

any such Inventory as

to which any

of the Loan Parties

takes an unrecorded

book
to physical inventory reduction; or
(k)

such Inventory

is otherwise

unacceptable to

the Administrative

Agent (acting

on
the instructions of the Required Lenders).
“ Eligible Unbilled US Account
” means, at

any time of

determination, without duplication,
each

Unbilled

US

Account

of

the

Loan

Parties

which,

other

than

due

to

its

unbilled

status,
constitutes an Eligible Account at

such time;
provided
, that unless otherwise approved from

time
to time

in writing

by the

Administrative Agent

(acting on

the instructions

of the

Required Lenders),
an Unbilled US Account may only constitute an Eligible Unbilled US Account if:

(a)

the entire

amount of

the

relevant Coal

Inventory pertaining

to such

Unbilled

US
Account has been shipped from a mine or wash plant, with the intended destination being either a domestic or

export port,

shipping terminal,

customer location or

other waypoint

at which

it is

to
be

weighed

and

graded,

with

the

additional

expectation

that,

if

such

port,

shipping

terminal

or
other

waypoint,

is

not

a

customer

location,

the

entire

amount

of

the

relevant

Coal

Inventory
pertaining to

such Unbilled

US Account

is expected

to be

loaded onto

a vessel

and shipped

to a
customer;

(b)

a

provisional

invoice

has

been

created

but

has

not

yet

been

sent

to

the

Account
Debtor (other

than in

the case

of an

Account where

the Account

Debtor is

Pacific Minerals

Limited
in which case an Account in the form of a provisional invoice may have been sent); and

(c)

the provisional invoice related to such Unbilled

US Account was created less than
30 days ago.
“ Environment
” means ambient

and indoor air,

surface water and

groundwater (including
potable water,

navigable water

and wetlands),

the land

surface or

subsurface strata

or sediment,
and natural resources such as flora or fauna.
“
Environmental

Laws
”

means

any

and

all

Laws

or

other

governmental

restrictions,
including the

common law

and any

governmental concessions,

grants, franchises

or agreements,
in each case having the force of law relating to

(a)

(i)

preservation or protection of the Environment or

(ii)

the generation, manufacture, use, labeling, treatment, storage, handling, or transportation

of

pollutants,

contaminants,

chemicals,

or

industrial,

toxic

or

hazardous
materials, substances or wastes,

or the emission, discharge, release

or threatened release of
such materials, substances or wastes into the Environment,

(b)

the SMCRA,

(c)

the MSHA,

(d)

human health as affected by

exposure to hazardous or

toxic materials substances or
wastes,

(e)

acid mine drainage or

(f)

mining

operations

and

activities

to

the

extent

relating

to

protection

of

the
Environment or Reclamation;

provided
, that

“Environmental Laws”

do not

include any

laws relating

to worker

or retiree

benefits,
including benefits arising out of occupational diseases.
“
Environmental

Liability
”

means

any

liability,

contingent

or

otherwise

(including

any
liability for damages,

costs of environmental

remediation, fines, penalties

or indemnities), of

the

Borrowers,

any

other

Loan

Party

or

any

of

their

respective

Subsidiaries

directly

or

indirectly
resulting from or based upon

(a)

any non-compliance with any Environmental Law,

(b)

the generation, use,

handling, transportation,

storage, treatment or

disposal of any
Hazardous Materials,

(c)

exposure to any Hazardous Materials,

(d)

the release or threatened release of any Hazardous Materials into the Environment,

(e)

Reclamation or

(f)

any

contract,

agreement

or

other

consensual

arrangement

pursuant

to

which
liability is assumed or imposed with respect to any of the foregoing.
“ Environmental Permits
” means any

and all permits, licenses,

registrations, certifications,
exemptions

and

any

other

authorization

required

under

any

applicable

Environmental

Law
(including, without limitation,

those necessary under

any applicable Environmental

Laws for the
construction,

maintenance

and

operation

of

any

coal

mine

or

related

processing

facilities

or
Reclamation).
“ Equipment
” has the meaning specified in the UCC.

“ Equity Interests
” means Capital Stock and all warrants, options or other rights to acquire
Capital Stock (but

excluding any

debt security

that is convertible

into, or exchangeable

for, Capital
Stock, until such debt security has been converted into Capital Stock).
“ ERISA
” means the Employee Retirement Income Security Act

of 1974, as amended, and
the rules and regulations promulgated thereunder.
“
ERISA

Affiliate
”

means

any

trade

or

business

(whether

or

not

incorporated)

under
common

control

with

any

of

the

Loan

Parties

or

any

of

its

Subsidiaries

within

the

meaning

of
Section

414(b)

or

(c)

of

the

Code

(and

Sections

414(m)

and

(o)

of

the

Code

for

purposes

of
provisions relating to Section 412 of the Code).
“ ERISA Event
” means

(a)

a Reportable Event with respect to a Pension Plan;

(b)

a

withdrawal

by

any

Loan

Party

or

any

ERISA

Affiliate

from

a

Pension

Plan
subject to

Section 4063

of ERISA

during a

plan year

in which

it was

a substantial

employer (as
defined

in

Section

4001(a)(2)

of

ERISA)

or

a

cessation

of

operations

that

is

treated

as

such

a
withdrawal under Section 4062(e) of ERISA;

(c)

a complete or partial withdrawal by

any Loan Party or any ERISA Affiliate from a
Multiemployer

Plan

or

notification

that

a

Multiemployer

Plan

is

in

“endangered”

or

“critical”
status;

(d)

the filing of a notice of intent to terminate,

the treatment of a Plan amendment as a
termination under Section 4041 or 4041A of

ERISA, or the commencement of proceedings

by the
PBGC to terminate a Pension Plan or Multiemployer Plan;

(e)

an event or condition which constitutes grounds under Section 4042 of ERISA for the

termination

of,

or

the

appointment

of

a

trustee

to

administer,

any

Pension

Plan

or
Multiemployer Plan;

(f)

the

imposition

of

any

Lien

pursuant

to

ERISA

or

the

Code

with

respect

to

any
Pension Plan or any liability

under Title IV of ERISA, other

than for PBGC premiums due

but not
delinquent under Section 4007 of

ERISA, upon any Loan Party

or any of their respective

ERISA
Affiliates; or
(g)

the failure to meet the minimum funding standard of Section 412 of the Code with respect to a Pension Plan or the filing of a request for a waiver of such standards.
“ Erroneous Payment ” has the meaning assigned to it in Section 9.17(a) .
“
Erroneous Payment

Deficiency Assignment
” has the

meaning assigned to

it in
Section
9.17(d) .
“ Erroneous Payment Impacted Class ” has the meaning assigned to it in Section 9.17(d) .
“
Erroneous

Payment

Return

Deficiency
”

has

the

meaning

assigned

to

it

in
Section
9.17(d) .
“ Erroneous Payment Subrogation Obligations
” has the meaning assigned

to it in
Section
9.17(d)
.

“ Euros ”, “ EUR
” and

“
€
” mean

the single

currency unit

of the

Participating Member

States.

“ Event of Default ” has the meaning specified in Section 8.01 .
“ Excluded Account
” means

(a)

any

Deposit

Account, Securities

Account or

Commodities

Account of

any

Loan
Party holding at all times less than $500,000 individually and $2,000,000 in the aggregate; and
(b)

any other Deposit Account of any Loan Party used exclusively to hold funds

(i)

to be

used to

pay payroll

and other

employee wage

and benefit

payments
to or

for the

benefit of

any Loan

Party’s

or any

of its

Subsidiaries’ officers,

directors or
employees,

(ii)

to

be

used

to

pay

Taxes

(including

sales

Tax)

required

to

be

collected,
remitted or withheld by any Loan Party or any of its Subsidiaries,

(iii)

zero balance disbursement accounts, or

(iv)

which any Loan

Party or any

of its Subsidiaries

holds on behalf

of a third
party

(other

than

any

Affiliate

of

such

Loan

Party

or

such

Subsidiary)

as

escrow

or
fiduciary for such third party.

“
Excluded

Assets
”

has

the

meaning

specified

in

the

Security

Agreement

and

applies

in
respect of the property and assets of a U.S. Loan Party only.

“ Excluded Equity Interests
” has the meaning specified in the Security Agreement.

“ Excluded Subsidiary ” means any Subsidiary of Holdings that is a Disregarded Domestic
Person, a CFC or a Subsidiary of a CFC.

Notwithstanding the foregoing, (x) no Subsidiary of Holdings that is a direct or indirect parent of
the Australian Borrower

or the CCC

may be an

Excluded Subsidiary and

(y) any Subsidiary

that
guarantees the

Senior Secured

Notes or

any other

Series of

Notes Secured

Debt shall

not be

an
Excluded Subsidiary.
Notwithstanding anything hereunder or

under any Loan Documents,

no Subsidiary (x) formed

or
organized under the

laws of Australia

(or successors thereto)

or (y)

that is a

Subsidiary of Holdings
as of the

Amendment and Restatement

Effective Date

(or successors thereto),

in each case,

shall
be considered

a CFC

or Disregarded

Domestic Person

or be

subject to

any Section

956 Limitations,
or

be

or

become

owned

by

any

entity

other

than

Loan

Parties

(such

that

Lenders

are unable

to
obtain a 100%

pledge of the

Equity Interests issued by

such entities described

under clause (x)

and
clause

(y));

for

purposes

of

the

foregoing,

“
Section

956

Limitation
”

means

any

exclusion

or
limitation on an entity providing guarantees, pledging

its assets, or engaging in any repayment or
repatriation transaction or on the pledge of Equity Interests issued by such entity,

in each case, as
a result

of such

entity being

considered a

CFC or

any adverse

tax consequences,

cost or

impact
under Section 956 of the Code.
“ Excluded Swap Obligation ” means, with respect to any Guarantor, any Swap Obligation if, and

to the

extent that,

all or

a portion

of the

Guarantee of

such Guarantor

of, or

the grant

by
such Guarantor of

a security interest

to secure, such

Swap Obligation (or

any Guarantee thereof)
is or becomes

illegal under

the Commodity

Exchange Act

or any rule,

regulation or

order of

the
Commodity

Futures

Trading

Commission

(or

the

application

or

official

interpretation

of

any
thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant”

as

defined

in

the

Commodity

Exchange

Act

at

the

time

the

Guarantee

of

such
Guarantor becomes effective

with respect to such

related Swap Obligation.

If a Swap

Obligation
arises under a

master agreement governing

more than

one swap, such

exclusion shall

apply only
to the portion

of such Swap

Obligation that is

attributable to swaps

for which such

Guarantee or
security interest is or becomes illegal.

“
Excluded

Taxes
”

means,

with

respect

to

the

Administrative

Agent,

any

Lender

or

any
other recipient

of any

payment to

be made

by or

on account

of any

obligation of

the Borrowers
hereunder,
(a)

branch

profits

Taxes,

Taxes

imposed

on

or

measured

by

net

income

(however
denominated), and franchise Taxes, in each case,

(i)

imposed on it as

a result of the

Administrative Agent, such Lender

(or such
other recipient) being organized under

the laws of, or having

its principal office located in,
the jurisdiction imposing such Tax (or any political subdivision thereof), or

(ii)

that are Other Connection Taxes,

(b)

any Tax that is attributable to the failure of the Administrative Agent, such Lender
(or such other recipient) to comply with Section 3.01(f) ,
(c)

any withholding Taxes imposed under FATCA,

(d)

any

deduction

or

withholding

arising

as

a

result

of

a

notice

or

direction

under
Section 260-5 of Schedule

1 to

the TAA,

or under Section

255 of the

ITAA

1936 or under

other
similar

legislation

(as

applicable)

requiring

an

Australian

Loan

Party

(or

any

person

on

their
behalf) to deduct

or withhold from

sums payable by

it to a

person under this

Agreement an amount
on account

of any

Taxes

or other

charges

payable by

the payee

to the

extent such

deduction or
withholding is not on account of an Indemnified Tax,

or
(e)

Tax

required

to

be

deducted

or

withheld

that

could

have

been

avoided

had

the
relevant

payee

provided

the

Australian

Loan

Party

with

its

name,

address,

Australian

Business
Number,

Tax

File Number,

similar details

or proof

of other

applicable exemptions

or complied
with any necessary procedural formalities.
“
Existing

Credit

Facilities
”

means

the

facilities

provided

pursuant

to

the

Existing
Syndicated Facility Agreement.
“ Existing Syndicated Facility Agreement ” means the syndicated facility agreement dated
12 May 2021 among the Loan

Parties, Citibank, N.A., BMO Harris Bank

N.A. and Credit Suisse
Securities (USA) LLC.

“ Facility ” has the meaning specified in the introductory statement hereto.
“ Fair Market Value
” means, with respect

to any asset

or property,

the price which

could
be negotiated in an arm’s

length, free market transaction, for

cash, between a willing

seller and a
willing and

able buyer,

neither of

whom is

under undue

pressure or

compulsion to

complete the
transaction.
“ FATCA
” means Sections

1471 through

1474 of

the Code,

as of

the date

of the

Original
Syndicated

Facility

Agreement

(or

any

amended

or

successor

version

that

is

substantively
comparable and not

materially more onerous

to comply with) and

any current or

future regulations
or official

interpretations thereof

and any

agreement entered

into pursuant

to Section

1471(b)(1)

of the

Code,

and

any

fiscal or

regulatory legislation,

rules or

practices

adopted

pursuant to

any
intergovernmental

agreement,

treaty

or

convention

among

Governmental

Authorities

and
implementing such Sections of the Code.
“
FATCA

Deduction
”

means

a

deduction

or

withholding

from

a

payment

under

a

Loan
Document required by FATCA.
“
Federal Funds

Rate
” means, for

any period, a

fluctuating interest rate

per annum equal
for each

day during

such period

to the

weighted average

of the

rates on

overnight Federal

funds
transactions with members

of the Federal

Reserve System

arranged by Federal

funds brokers,

as
published

for

such

day

(or,

if

such

day

is

not

a

Business

Day,

for

the

immediately

preceding
Business Day) by

the Federal Reserve Bank

of New York,

or, if

such rate is not

so published for
any day

that is

a Business

Day,

the average

of the

quotations for

such day

on such

transactions
received

by

the

Administrative

Agent

from

three

Federal

funds

brokers

of

recognized

standing
selected by it.
“
Federal

Reserve

Board
”

means

the

Board

of

Governors

of

the

United

States

Federal
Reserve System, or any successor thereto.
“ Fee Letter
” means, any

fee letter between a

Loan Party and

a Secured Party

dated on or
about

the

date

of

the

Original

Syndicated

Facility

Agreement

and

on

or

about

the

date

of

the
Second Amendment

Deed or

any other

letter so

designated by

any Loan

Party and

any Finance
Party.

“ Financial Statements
” means

the financial

statements of

Holdings and

its Subsidiaries,
on a consolidated basis, delivered in accordance with Section 6.01 .
“
Financing

Lease
” means

any lease

of property,

real or

personal, the

obligations

of the
lessee in

respect of

which are

required in

accordance with

GAAP to

be capitalized

on a

balance
sheet of the

lessee;
provided

that for all

purposes hereunder, the amount

of Indebtedness under

any
Financing

Lease

shall

be

the

capitalized

amount

thereof

appearing

on

such

balance

sheet

in
accordance with GAAP.
“ Fixtures ” has the meaning specified in the UCC and the Australian PPS Law.
“
Foreign

Excluded

Asset”

means

(a) Excluded

Equity

Interests,

and

(b) any

asset

the
pledge of which

would result in

adverse tax consequences,

and in each

case applies in

respect of
the property and assets of a Loan Party that is a Foreign Subsidiary.
“
Foreign

Lender
”

means,

with

respect

to

the

Borrowers,

any

Lender

that

is

organized
under the

laws of

a jurisdiction

other than

the United

States, any

state thereof

or the

District of
Columbia.
“ Foreign Subsidiary
” means

any Subsidiary

of Holdings

that is

not a

Domestic Subsidiary.
“ Fund
”

means

any

Person

(other

than

a

natural

person)

that

is

(or

will

be)

engaged

in
making, purchasing, holding or otherwise

investing in commercial loans and

similar extensions of
credit in the ordinary course of its business.

“
Funded

Debt
”

means,

with

respect

to

any

specified

Person,

any

Indebtedness

of

such
Person (excluding accrued expenses and trade payables), whether or not contingent,

(a)

in respect of borrowed money or advances (and Guarantees thereof); or
(b)

evidenced by loan

agreements, bonds, notes or

debentures or similar

instruments or
letters of credit

or bank guarantees

(solely to the

extent such letters

of credit, bank

guarantees or
other

similar

instruments

have

been

drawn

and

remain

unreimbursed)

or,

without

duplication,
reimbursement agreements in respect thereof.
“
Future

Notes

Priority

Lien

Indebtedness
”

means

any

Indebtedness

of

the

Australian
Borrower and/or

the Guarantors

that is

secured by

a Lien

on the

Collateral

ranking equally

and
ratably

with

the

Senior

Secured

Notes

as

permitted

by

the

Senior

Secured

Notes

Indenture;
provided

that

(a)

the trustee, agent or other authorized representative for the holders of such
Indebtedness (other than in the case of any additional notes issued pursuant to the Senior Secured
Notes Indenture) shall execute a joinder or amendment to the applicable Notes Security
Documents and the ABL Intercreditor Agreement and Stanwell Intercreditor Agreement, as
applicable;

(b)

Holdings shall designate such Indebtedness as “Future Priority Lien
Indebtedness”; and
(c)

such Indebtedness is permitted under this Agreement.
“ GAAP
” means generally

accepted accounting principles

in the United

States set forth

in
the opinions and pronouncements of

the Accounting Principles Board of

the American Institute of
Certified

Public

Accountants

and

statements

and

pronouncements

of

the

Financial

Accounting
Standards

Board

or

in

such

other

statements

by

such

other

entity

as

have

been

approved

by

a
significant

segment

of

the

accounting

profession,

which

are

in

effect

on

the

Amendment

and
Restatement Effective Date other than the Capital Lease

Accounting Policies.
“ GST
” means

a goods

and

services tax,

or

a similar

value added

tax, levied

or imposed
under the GST Law.
“ GST Group ” has the same meaning as in the GST Law.
“ GST Law
” has the

meaning given to

it in the
A New Tax System (Goods

and Services Tax)
Act 1999

(Cth) or

as the

context may

require, the

law relating

to goods

and services

tax in

any
other jurisdiction.
“ General Intangible
” has the meaning

set forth in

Article 9 of the

UCC and the

meaning
given to the term “intangible property” in the Australian PPS Act.
“ Goods ” has the meaning specified in the UCC and the Australian PPS Act.
“ Governmental Authority
” means

the government

of the

United States,

Australia or

any
other nation, or

any political subdivision

thereof, whether state

or local, and

any agency, authority,

instrumentality,

regulatory

body,

court,

central

bank

or

other

entity

exercising

executive,
legislative,

judicial,

taxing, regulatory

or

administrative

powers or

functions

of

or

pertaining

to
government

(including

any

supra-national

bodies

such

as

the

European

Union

or

the

European
Central Bank).
“ Greenbrier Mine
” means

the underground

bord and pillar

mine and

the surface contour
and highwall mining

operations located in

the Greenbrier and

Nicholas Counties of

West Virginia,
in the United States of America.
“ Group ” means Holdings and its Subsidiaries.
“ Guarantee
” means, as to any Person (the “guaranteeing person”), any obligation of

(a)

the guaranteeing person or

(b)

another Person (including,

without limitation, any

bank under any

letter of credit

or
bank

guarantee)

to

the

extent

the

guaranteeing

person

has

issued

a

reimbursement,
counterindemnity or

similar obligation,

in either

case guaranteeing

or in

effect guaranteeing

any
Indebtedness, leases, dividends or other obligations (the

“
primary obligations ”) of any other third
Person (the “ primary obligor
”) in

any manner,

whether directly

or indirectly,

including, without
limitation,

reimbursement

obligations

under

letters

of

credit

and

bank

guarantees

and

any
obligation of the guaranteeing person, whether or not contingent,

(i)

to purchase any such

primary obligation or any property

constituting direct
or indirect security therefor,

(ii)

to

advance

or

supply

funds

(1)

for

the

purchase

or

payment

of

any

such
primary

obligation

or

(2)

to

maintain

working

capital

or

equity

capital

of

the

primary
obligor or otherwise to maintain the net worth or solvency of the primary obligor,
(iii)

to

purchase

property,

securities

or

services

primarily

for

the

purpose

of
assuring the owner of

any such primary obligation

of the ability of

the primary obligor to
make payment of such primary obligation or

(iv)

otherwise

to

assure

or

hold

harmless

the

owner

of

any

such

primary
obligation against loss in respect thereof;

provided , however
, that the term Guarantee shall not include

(x)

ordinary

course

performance

guarantees

by

any

Loan

Party

of

the
obligations (other than for

the payment of borrowed

money) of any other

Loan Party in the
ordinary course of trading of that Loan Party and

(y)

endorsements of

instruments for

deposit or

collection in

the ordinary

course
of business.

The amount

of

any

Guarantee obligation

of

any

guaranteeing person

shall

be deemed

to

be the
lower of

(a)

an amount equal to the

stated or determinable amount of the

primary obligation in
respect of which such Guarantee obligation is made and

(b)

the maximum amount

for which such

guaranteeing person may

be liable pursuant
to

the

terms

of

the

instrument

embodying

such

Guarantee

obligation,

unless

such

primary
obligation

and the

maximum amount

for which

such guaranteeing

person

may be

liable are

not
stated

or

determinable,

in

which

case

the

amount

of

such

Guarantee

obligation

shall

be

such
guaranteeing person’s

maximum reasonably anticipated

liability in respect

thereof as determined
by the Borrowers in good faith.

The term “ Guarantee ” as a verb has a corresponding meaning.
“ Guarantor
” means

each Guarantor

listed on
Schedule 1.01(a),

and each

of the

existing
and

future,

direct

or

indirect,

Subsidiaries

of

Holdings

(other

than

any

Excluded

Subsidiary

or
Dormant Subsidiary) that guarantees the Obligations pursuant to Section 6.16
.

“
Hazardous

Materials
”

means

any

substances,

materials

or

wastes,

defined,

listed

or
regulated as “hazardous”,

“toxic”, a “pollutant”,

or a “contaminant”

(or terms of

similar regulatory
intent or meaning) under, any applicable

Environmental Law or that

could reasonably be expected
to give

rise to

liability under,

any applicable

Environmental Law,

including, without

limitation,
asbestos,

polychlorinated

biphenyls,

urea-formaldehyde

insulation,

gasoline

or

petroleum
(including crude oil

or any fraction

thereof), explosive substances,

radioactive materials or

wastes,
petroleum products, or any

coal ash, coal combustion

by-products or waste,

boiler slag, scrubber
residue or flue desulphurization residue.
“ Head Company ” has the meaning specified in the ITAA 1997.
“
Hedge

Bank
”

means

any

entity

that

is

a

counterparty

to

a

Secured

Hedge

Agreement
which has become a party to this Agreement as a Hedge Bank in accordance with Section 11.17
.

“ Hedging Obligations
” means, with

respect to

any Person,

any obligations

arising under
any Swap Contract, Interest Rate Agreement, Currency Agreement or Commodity Agreement.
“ Holding Company ” means ,
in relation to a Person, any other Person in respect

of which
it is a Subsidiary.

“ Indebtedness
” means, with

respect to any

Person on

any date of

determination (without
duplication, whether or not contingent):
(a)

The principal in

respect of (i)

indebtedness of such

Person for borrowed

money and
(ii)

indebtedness

evidenced

by

notes,

debentures,

bonds

or

other

similar

instruments

for

the
payment of

which such

Person is

responsible or

liable, including,

in each

case, any

premium on
such indebtedness to the extent such premium has become due and payable;
(b)

any amount raised under any

acceptance credit, bill acceptance or

bill endorsement
facility or dematerialised equivalent;

(c)

receivables

sold

or

discounted

(other

than

any

receivables

to

the

extent

they

are
sold on a non-recourse basis);
(d)

any

amount

raised

under

any

other

transaction

(including

any

forward

sale

or
purchase agreement) of a type

not referred to in any

other paragraph of this

definition having the
commercial

effect

of

a

borrowing

of

money,

which

would,

in

accordance

with

US

GAAP,

be
treated as a liability in the audited consolidated financial statements of that Person (but excluding any amount raised pursuant to the Stanwell Arrangements);
(e)

all Capital Lease Obligations of such Person

and all Attributable Debt in respect

of
Sale/Leaseback Transactions entered into by such Person;
(f)

all obligations of

such Person issued or

assumed as the

deferred purchase price of
property (but

excluding

obligations

relating

to

the

Stanwell

Arrangements),

all

conditional

sale
obligations of such

Person and all

obligations of such Person

under any title

retention agreement
(but excluding

any accrued

expenses or

accounts payable

or other

liability to trade

creditors arising
and paid in the ordinary course of business);
(g)

all obligations of such Person for

the reimbursement of any obligor

on any letter of
credit,

bank

guarantee,

bankers’

acceptance

or

similar

credit

transaction

(but

excluding

any
aforementioned transactions which are backed

by cash collateral, by the amount

equal to any such
cash collateral);

(h)

to the extent not otherwise

included in this definition, Hedging Obligations

of such
Person; and
(i)

the amount of any liability

in respect of any guarantee

or indemnity for any

of the
items referred to in paragraphs (a)

to
(h)

above.

Notwithstanding

the

foregoing,

in

connection

with

the

purchase

by

Holdings

or

any
Subsidiary

of

any

business,

the

term

“Indebtedness”

will

exclude

post-closing

payment
adjustments, earn-outs or similar obligations to which

the seller may become entitled to the

extent
such

payment

is

determined

by

a

final

closing

balance

sheet

or

such

payment

depends

on

the
performance of such business after

the closing;
provided , however
, that, at the time of closing,

the
amount

of

any

such

payment

is

not

determinable

and,

to

the

extent

such

payment

thereafter
becomes fixed and determined, the amount is paid within 60 days thereafter.
Notwithstanding

the

foregoing,

“Indebtedness”

shall

not

include

any

Reclamation
Obligations.

“ Indemnified Liabilities ” has the meaning specified in Section 11.05 .
“ Indemnified Taxes
” means

Taxes, other than

Excluded Taxes, imposed on

or with

respect
to

any

payment

made

by

or

on

account

of

any

obligation

of

any

Loan

Party

under

any

Loan
Document.

“ Indemnitee ” has the meaning specified in Section 11.05(b) .

“ Indirect Tax
” means any

goods and services

tax (including GST),

consumption tax, value
added tax (including VAT)

or any tax of a similar nature, including charges or similar levies (and interest, fines, penalties and additions related thereto).
“ Information ” has the meaning specified in Section 11.08 .
“ Insolvency Proceeding ” means:
(a)

any voluntary or

involuntary case or

proceeding under any Debtor

Relief Law with
respect to any Loan Party or its Subsidiaries;
(b)

any other

voluntary or

involuntary insolvency

or bankruptcy

case or

proceeding,
or any receivership, liquidation or other similar case or

proceeding with respect to any Loan Party
or its Subsidiaries or with respect to a material portion of its assets;
(c)

any liquidation, dissolution

or winding up

of any Loan

Party or its

Subsidiary other
than as permitted hereunder and under

the Senior Secured Notes Documents whether voluntary

or
involuntary and whether or not involving insolvency or bankruptcy;
(d)

any

assignment

for

the

benefit

of

creditors

or

any

other

marshaling

of

assets

or
liabilities of any Loan Party or its Subsidiaries; or
(e)

any Australian Insolvency Proceeding.
“ Instrument ” has the meaning specified in the UCC.
“ Intellectual Property
” means

all intellectual

property of

every kind

and nature

and any
other

similar

intangible

rights

throughout

the

world,

including

inventions,

designs,

patents,
copyrights, licenses, trademarks

and service marks (including

the goodwill connected with

the use
thereof and

symbolized thereby),

domain names,

trade secrets,

confidential or

proprietary technical
and

business

information,

know-how

or

other

confidential

or

proprietary

data

or

information,
technology, processes, software and databases, together with any and all

(a)

rights and privileges arising under applicable law with respect to the foregoing,

(b)

income, fees, royalties,

damages, claims and

payments now or

hereafter due and/or
payable with

respect thereto,

including, without

limitation, damages

and payments

for past,

present
or future infringements thereof,

(c)

rights to sue for past, present or future infringements thereof, and

(d)

rights corresponding thereto throughout the world.
“
Intellectual

Property

Security

Agreements
”

has

the

meaning

specified

in

the

Security
Agreement.
“
Intercreditor

Agreements
”

means

the

ABL

Intercreditor

Agreement

and

the

Stanwell
Intercreditor Agreement.

“ Interest Coverage Ratio ” means, with respect to any period, the ratio of:
(a)

Consolidated EBITDA for such period to
(b)

Consolidated Fixed Charges during such period.
“
Interest Payment

Date
” means

the last

day of

each Interest

Period applicable

to such

Loan
and the Termination Date.
“ Interest Period
” means, as

to each Loan,

the period commencing

on the date

such Loan
is disbursed or

converted to or continued

as a Loan and

ending on the date

one month thereafter;
provided
, that:

(a)

each Loan shall have an Interest Period commencing on its Utilisation Date;
(b)

the

Administrative

Agent

may

shorten

the

first

Interest Period

of

a

new

Loan

as
may be

necessary so

that such

Interest Period

ends on

the Interest

Payment

Date of

an existing
Loan;

(c)

each successive Interest

Period applicable

to a Loan

shall commence

on the

last day
of the immediately preceding Interest Period for that Loan;
(d)

any Interest

Period that

would otherwise

end on

a day

that is

not a

Business Day
shall be extended to

the next succeeding Business

Day unless such Business

Day falls in another
calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(e)

any Interest Period that begins on the last Business Day

of a calendar month (or on
a day for

which there is

no numerically corresponding

day in the

calendar month at

the end of

such
Interest Period) shall

end on the

last Business Day

of the calendar

month at the

end of such

Interest
Period; and
(f)

no Interest Period shall extend beyond the Maturity Date.
“
Interest

Rate

Agreement
”

means

any

interest

rate

swap

agreement,

interest

rate

cap
agreement, interest rate collar

agreement or other financial

agreement or arrangement with

respect
to exposure to interest rates.
“ Inventory ” has the meaning specified in the UCC or Australian PPS Act.
“ Inventory Value
” means,

at any

time of

determination, with respect

to any

Coal Inventory
of

any

of

the

Loan

Parties,

the

actual production

cost

per ton

thereof, based

on

the

“clean coal
equivalent” thereof.

“ Investment
”

in

any

Person

means

any

direct

or

indirect

advance,

loan

(other

than
advances to customers in the ordinary course of business

that are recorded as accounts receivable
on the balance sheet of the

lender) or other extensions of credit (including

by way of Guarantee or
similar arrangement) or capital contribution to (by means of any transfer of cash or other property
to others or any

payment for property or

services for the account

or use of others),

or any purchase

or acquisition of

Equity Interests, Indebtedness

or other similar

instruments issued by

such Person.

If Holdings

or any

Subsidiary issues,

sells or

otherwise disposes

of any

Equity Interests

of a

Person
that is

a Subsidiary

such that,

after giving

effect thereto,

such Person

is no

longer a

Subsidiary,
any Investment by

Holdings or any

Subsidiary in such

Person remaining after

giving effect thereto
will

be

deemed

to

be

a

new

Investment

at

such

time.

The

acquisition

by

Holdings

or

any
Subsidiary

of

a

Person

that

holds

an

Investment

in

a

third

Person

will

be

deemed

to

be

an
Investment by Holdings or

such Subsidiary in such third

Person at such time.

Except as otherwise
provided for

herein, the

amount of

an Investment

shall be

its Fair

Market Value

at the

time the
Investment is made and without giving effect to subsequent changes in value.
“ Ipso Facto Event ” means a Borrower is the subject of:
(a)

an announcement, application, compromise,

arrangement, managing controller,

or
administration as described in

section 415D(1), 434J(1)

or 451E(1) of the

Australian Corporations
Act, or
(b)

any process which under any law with a

similar purpose may give rise to a stay on,
or prevention of, the exercise of contractual rights.
“ ITAA 1936 ” means the
Income Tax Assessment

Act 1936
(Cth) of Australia.
“ ITAA 1997 ” means the
Income Tax Assessment

Act 1997
(Cth) of Australia.
“ Landlord Lien Waiver
” means any landlord lien waiver, estoppel, warehouseman

waiver
or other collateral access or similar letter or agreement.
“ Laws
” means, as

to any

Person, collectively,

all international, foreign,

federal, state and
local laws,

statutes, treaties,

rules, regulations,

ordinances, codes,

and determinations of

arbitrators
or

courts

or

other

Governmental

Authorities,

in

each

case

applicable

to

or

binding

upon

such
Person or any of its property or to which such Person or any of its property is subject.
“ Lender
” means

each financial institution

listed on Schedule

1.01(b), as

well as

any Person
that becomes a “Lender” hereunder pursuant to Section 11.07(b)
.

“
Letter-of-Credit Rights,

Instruments and Documents
” has the

meaning specified in

the
UCC.
“ Leverage Ratio
” means, as of any date of determination the ratio of

(a)

the aggregate outstanding principal amount

of all Indebtedness (excluding,

for the
avoidance

of

doubt,

the

obligations

relating

to

the

Stanwell

Arrangements)

of

Holdings

and

its
Subsidiaries on

a consolidated

basis as

of such

date (net

of the

Unrestricted Cash

Amount as

of
such date) to

(b)

Consolidated

EBITDA

of

Holdings

and

its

Subsidiaries

for

the

Test

Period

then
most

recently ended

for

which

Financial

Statements

have been,

or

were

required

to

have

been,
delivered pursuant to Section 6.01 .

“ Lien
”

means

any

mortgage,

pledge,

hypothecation,

assignment,

deposit

arrangement,
encumbrance,

lien

(statutory,

judgment,

liens

arising

by

operation

of

law

or

other),

charge

or
preference, priority or other

security interest or preferential

arrangement in the nature

of a security
interest of

any kind

or nature

whatsoever (including

any conditional

sale

or other

title retention
agreement,

any

easement,

right

of

way

or

other

encumbrance

on

title

to

real

property,

and

any
financing lease having substantially the same

economic effect as any of the

foregoing), including
to secure

any obligation

of any

Person or

any other

agreement or

arrangement having

a similar
effect, including any “security interest” as defined in the Australian PPS Act or the UCC, and any option,

call,

trust

(whether

contractual,

statutory,

deemed,

equitable,

constructive,

resulting

or
otherwise), UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing, including any right of set-off or recoupment.
“
Limited

Recourse

Financial

Indebtedness
”

means

any

indebtedness

incurred

in
connection with

a Project

relating to

a Similar

Business

where the

provider of

the indebtedness
only has recourse, in respect of Holdings and its Subsidiaries, to all or any of the following:
(a)

the assets used exclusively for an in connection with such project (
Project Assets
);

(b)

shares in a Project Company; and
(c)

the Project Company or

Project Companies, provided that

(other than in the

case of
fraud,

wilful

misconduct

or

negligence

of

the

Project

Company),

if

the

Project

Assets

do

not
comprise all

or substantially all

of a

Project Company’s business or

interests the

recourse is

limited
to recoveries

in respect

of the

Project Assets

and

the provider

of

the indebtedness

or

any agent
appointed by the provider of the indebtedness has no right to take any step towards its winding up
or dissolution or the appointment of a

liquidator, administrator,

administrative receiver or similar
officer in respect of it or its assets.
“ Loan
”

means

a

loan

made

or

to

be

made

under

the

Facility

or

the

principal

amount
outstanding for the time being of that loan.
“ Loan Documents ” means, collectively, (a) this Agreement, (b) the Collateral Documents
(including

the

Australian

Collateral

Documents

and

any

Intellectual

Property

Security
Agreements), (c)

each Secured

Hedge Agreement,

(d) the

ABL Intercreditor

Agreement and

the
Stanwell

Intercreditor

Agreement

(e)

the

Australian

Security

Trust

Deed,

(f)

the

Australian
Subordination Deed,

(g) each

Borrowing Notice,

(h) Fee

Letters, (i)

the Rights

of Entry,

(j) the
Blocked Account

Agreements, (k)

the Second

Amendment Deed,

(l) the

Refinancing Coordination
Deed and (m) any Assignment and Acceptance.

“ Loan Parties
” means, collectively, the Borrowers and each Guarantor,

and each a “
Loan
Party ”.
“
Logan

Mine
”

means

the

underground

and

surface

mining

operations

located

in

the
Counties of Boone, Logan, and Wyoming in West

Virginia, in the United States of America.

" Make-Whole Date " means, in respect of each Loan, the earlier of:
(a)

the date falling 18 months after the Utilisation Date of such Loan; and

(b)

the Maturity Date.
" Make-Whole Premium
" means

an amount

equal to

the aggregate

of all interest

that would
have accrued on

a Loan (or

part thereof) to be

prepaid from the

date of the

prepayment until and
including the Make-Whole Date if such prepayment had not taken place; provided that, in respect of any

Loan where

the Utilisation

Date is

less than

18 months

prior to

the Maturity

Date, the

Make-
Whole Premium shall be an amount

equal to all interest that would

have accrued on such Loan if
the Utilisation Date had been exactly 18 months prior to the

Maturity Date, less the amount of all
interest actually paid on such Loan from the actual Utilisation Date until the Maturity Date.
“ Market Value
” means, with respect to any Coal Inventory,

the fair market value thereof,
determined based on the

actual selling price of

coal to third-parties

at any time

during the period
following Wednesday (or if

Wednesday is not a

Business Day, Thursday) of

the week

immediately
preceding the

calculation

date

and

prior

to

the

delivery

of

the

Borrowing

Base

Certificate

with
respect to such week, as applicable; provided , that if the aggregate volume of Coal Inventory sold at any time during such period

is less than the aggregate on-hand

volume of Coal Inventory as of
the date of such Borrowing

Base Certificate, the Market Value

shall be reasonably determined in
good faith by the Loan Parties consistent with past practices of the Loan Parties.
“ Material Adverse Effect
” means a material adverse effect upon

(a)

the

business,

assets,

operations,

property or

condition

(financial or

otherwise)

of
Holdings and its Subsidiaries taken as a whole,

(b)

the validity

or enforceability

of this

Agreement or

any of

the other

Loan Documents
or

the

rights

or

remedies

of

the

Administrative

Agent

or

the

Secured

Parties

hereunder

or
thereunder,

(c)

the validity, priority or

enforceability of

the Liens

created or

purported to

be created
over the Collateral pursuant to the Collateral Documents, or
(d)

the ability of the Loan

Parties (taken as a whole) to perform

their obligations under
the applicable Loan Documents.
“ Material Fixed Assets
” means:

(a)

Material Leased Real Property; and
(b)

Material Owned Real Property.

“ Material Leased Real Property
” means

(a)

as of the Amendment and Restatement Effective Date, all Real Property subject to a Real Property Lease under which Holdings, the Borrowers or any other Loan Party is the lessee
or tenant, including those listed on Schedule 5.08(a), and

(b)

any

other

Real

Property

subject

to

a

Real

Property

Lease

that

Holdings,

the
Borrowers or any other

Loan Party enters into or

acquires after the Amendment

and Restatement

Effective Date as the

lessee or tenant thereunder

for the purpose of

mining or conducting mining
operations on

such leased Real

Property (including,

without limitation,

extraction of

coal and

other
minerals and the

processing and

transport thereof)

in respect

of which the

coal royalties payable
under such Real Property Lease

are or would reasonably

be expected to be

equal to or greater than
$1,500,000, in the

aggregate, during

the period

from date of

execution of

such Real Property

Lease
to the

Maturity Date,

as determined

by Holdings

on the

date of

execution of

such Real

Property
Lease in its reasonable judgment,

provided, however,
if any Material

Leased Real Property

requires a consent

from the

counterparty,
then

the

Loan

Party

a

party

thereto

shall

use

commercially

reasonable

efforts

to

obtain

such
consent.

If such consent

is not obtained

within 120 days,

which shall be

automatically extended
by the same period of time as the Notes Priority Lien Collateral Trustee under the Senior Secured
Notes

Documents

may

agree

to

extend

the

corresponding

post-closing

perfection

period

with
respect to

the Senior

Secured Notes

Documents, the

Administrative Agent

may elect

to exclude
such Real Property Lease from the definition of Material Leased Real Property.
“
Material Owned Real

Property
” means any

Real Property consisting

of a fee

or surface
estate that Holdings, the Borrowers or any other Loan Party:
(a)

owns as of the Amendment and Restatement Effective Date, including those listed on Schedule 5.08(b), or

(b)

acquires an ownership interest in after the

Amendment and Restatement Effective
Date for the

purpose of mining or

conducting mining operations on

such Real Property (including,
without limitation, extraction of coal and other minerals and the processing and transport thereof)
the fair value of which, as of the date of acquisition thereof, is equal to or greater than $5,000,000
as determined by the applicable tax assessor .
“
Material

Real

Property
”

shall

mean,

collectively,

all

right,

title

and

interest (including
any leasehold estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether

by lease, license or

other means, together with,

in each case, all
improvements, fixtures,

easements, hereditaments,

permits and

appurtenances relating

thereto, and
including, with

respect to the

Loan Parties,

all property listed

on Schedule

5.08(a) and
Schedule
5.08(b) ,
excluding

any

portion

of

real

property

mutually

agreed-upon

by

Borrower

and
Administrative

Agent

containing

improvements

on

the

Amendment

and

Restatement

Effective
Date or on each date of the acquisition thereof.
“
Maturity

Date
”

means

the

date

that

is

three

(3)

years

after

the

Amendment

and
Restatement Effective Date.

“ Maximum Rate ” has the meaning specified in Section 11.10 .
“ Maximum Revolving Credit
” means, at any time, the lesser of

(i) the Borrowing Base at
such time and (ii) the aggregate amount of Commitments in effect at such time.
“ Mining Financial Assurances ” has the meaning specified in Section 5.10 .

“ Mining Title
” means fee

simple title to surface

and/or Coal or an

undivided interest in fee
simple

title

thereto

or

a

leasehold

interest

in

all

or

an

undivided

interest

in

surface and/or

Coal
together with (A)

for Real Property

designated for surface

mining, no

less than those

easements,
licenses, privileges, rights

and appurtenances as

are necessary to

mine, remove, and

transport Coal
by surface

mining methods; (B)

for Real Property

designated for underground

mining, no less

than
those easements, licenses, privileges, rights

and appurtenances as are

necessary to mine, remove,
and transport Coal by underground mining methods; and (C)

for Real Property where Holdings or
any of

its Subsidiaries

has facilities

currently used

in the

Coal mining

business, including

office
and administrative buildings, mine

openings, air shafts, preparation

and processing plants, slurries
and

gob

disposal

areas,

retention

and

drainage

ponds,

unfinished

Reclamation

areas,

coal
terminals, and

coal loading

and storage

facilities, no

less than

those easements,

licenses, privileges,
rights,

and

appurtenances

as

are

necessary

to

operate

such

facilities

in

the

manner

presently
operated.
“ Money ” has the meaning specified in the UCC.
“ Moody’s ” means Moody’s Investors Service, Inc. and any successor thereto.
“ Mortgage
”

means

a

deed

of

trust,

trust

deed,

deed

to

secure

debt,

mortgage,

leasehold
mortgage and leasehold

deed of trust

on Real Property

or Fixtures owned

or leased by

any Loan
Party that is

granted to secure

any Obligations in form

and substance reasonably

satisfactory to the
Administrative

Agent,

in

each

case

as

amended,

restated,

supplemented

or

otherwise

modified
from time to time.
“ MSHA
” means

the Federal Mine

Safety and Health

Act of

1977, 30 U.S.C.

§§ 801 et

seq.,
as amended.
“ Multiemployer Plan
” means any employee

benefit plan of

the type described

in Section
4001(a)(3) of

ERISA, to

which any

Loan Party

or any

ERISA Affiliate

makes or

is obligated

to
make

contributions,

or

during

the

preceding

five

(5)

plan

years,

has

made

or

been

obligated

to
make contributions.
“
New Holdco

Issuance
” means the

issue of

new Capital

Stock by

Holdings or

by newly
formed

direct

or

indirect

Subsidiary

of

Holdings,

formed

for

the

sole

purpose

of

issuing

such
Capital Stock, in

each case, for cash,

to any person

other than the Energy

& Minerals Group and
its Affiliates

after the date

of the Second

Amendment Deed.

For the avoidance

of doubt, a

New
Holdco Issuance shall not

include the acquisition of

Capital Stock of Holdings

by such person in
connection with a transfer, sale, disposal or otherwise reduction of any Capital

Stock of Holdings
held by Energy & Minerals Group or any

of its Affiliate as at the date

of the Second Amendment
Deed.
“
Non-ABL Priority

Collateral
” means all

rights, title

and interests of

each Loan Party

in
the

following

Collateral,

in

each

case,

whether

now

owned

or

existing

or

hereafter

acquired

or
arising and wherever located, including, without duplication,

(a)

all rights

of each

Loan Party

to receive

moneys due

and to

become due

under or
pursuant to the following,

(b)

all rights of each

Loan Party to

receive return of any

premiums for or Proceeds

of
any

insurance,

indemnity,

warranty

or

guarantee

with

respect

to

the

following

or

to

receive
condemnation Proceeds with respect to the following,

(c)

all claims of each Loan Party for damages arising out of or for breach of or default under any of the following, and

(d)

all

rights

of

each

Loan

Party

to

terminate,

amend,

supplement,

modify

or

waive
performance under

any of

the following,

to perform

thereunder and

to compel

performance and
otherwise exercise all remedies thereunder:
(i)

all machinery and Equipment;
(ii)

all Material Owned Real Property and Material Leased Real Property;
(iii)

all Intellectual Property;
(iv)

all Equity Interests in all direct Subsidiaries of any Loan Party;
(v)

all intercompany indebtedness

of any Subsidiary

of Holdings that

is not

a
Loan Party of

any other Affiliate (other

than a Loan Party)

of any Loan Party, in each

case,
owed to any

Loan Party

(other than, in

the case

of any other

Affiliate of

any Loan Party,
all rights to payment arising

from any sale, lease,

license, assignment or other disposition
of Inventory or Goods (other than Fixtures or Equipment) or the provision of services);

(vi)

all Fixtures;

(vii)

all other assets of any Loan Party, whether real, personal or mixed, in each case, not constituting ABL Priority Collateral;
(viii)

to

the

extent

evidencing

or

governing

any

of

the

items

referred

to

in

the
preceding clauses (i)

through
(vii)
,

all

General

Intangibles,

letters

of

credit

and

bank
guarantees (whether or not the

respective letter of credit or

bank guarantee is evidenced by
a writing),

Letter-of-Credit Rights, Instruments

and Documents;
provided

that to the

extent
any of the

foregoing also relates

to any ABL

Priority Collateral, only

that portion related
to the

items referred to

in the

preceding
clauses (i)

through
(vii)

as being included

in the
Non-ABL Priority Collateral shall be included in the Non-ABL Priority Collateral;
(ix)

to

the

extent

relating

to

any

of

the

items

referred

to

in

the

preceding
clauses (i)

through
(viii)
,

all

insurance;
provided

that

to

the

extent

any

of

the

foregoing
also relates to ABL Priority

Collateral, only that portion related to

the items referred to in
the

preceding
clauses (i)

through
(viii)

as

being

included

in

the

Non-ABL

Priority
Collateral shall be included in the Non-ABL Priority Collateral;
(x)

to

the

extent

relating

to

any

of

the

items

referred

to

in

the

preceding
clauses (i)

through
(ix)
, all Supporting

Obligations;
provided

that to the

extent any of the
foregoing

also

relates

to

ABL

Priority

Collateral,

only

that

portion

related

to

the

items

referred

to

in

the

preceding
clauses (i)

through
(ix)

as

being

included

in

the

Non-ABL
Priority Collateral shall be included in the Non-ABL Priority Collateral;
(xi)

to

the

extent

relating

to

any

of

the

items

referred

to

in

the

preceding
clauses (i)

through
(x) , all Commercial Tort Claims; provided

that to the extent any of the
foregoing

also

relates

to

ABL

Priority

Collateral,

only

that

portion

related

to

the

items
referred

to

in

the

preceding
clauses (i)

through
(x)

as

being

included

in

the

Non-ABL
Priority Collateral shall be included in the Non-ABL Priority Collateral;
(xii)

all

Books

and

records, including

all

books,

databases, customer

lists

and
records related

thereto and

any General

Intangibles at

any time

evidencing or

relating to
any of the foregoing; and
(xiii)

all

cash

Proceeds

and,

solely

to

the

extent

not

constituting

ABL

Priority
Collateral,

non-cash Proceeds,

products,

accessions,

rents

and

profits

of

or

in

respect of
any

of

the

foregoing

(including

all

insurance

Proceeds)

and

all

collateral

security,
guarantees

and

other

collateral

support

given

by

any

Person

with

respect

to

any

of

the
foregoing;
provided , however
, that

(x)

if

Collateral

of

any

type

is

received

in

exchange

for

Non-ABL

Priority
Collateral

pursuant

to

an

enforcement

action

or

during

an

Insolvency

Proceeding,

such
Collateral will be treated as Non-ABL Priority Collateral and
(y)

if Collateral

of any

type is

received in

exchange for

ABL Priority

Collateral
pursuant to an

enforcement action or

during an Insolvency

Proceeding, such Collateral

will
be treated as ABL Priority Collateral.

“ Note Guarantors
” means Holdings

and the Subsidiaries

of Holdings that

are guarantors
under the Notes Collateral Trust Agreement.
“ Notes Collateral Trust Agreement ” means a collateral trust agreement dated on or about the date of the Senior Secured Notes Issue Date, by and among the Australian

Borrower, the Note
Guarantors and the Notes Priority Lien Collateral Trustee.

“ Notes Collateral Trust Joinder
” means

(a)

with respect to

the provisions

of the Notes

Collateral Trust

Agreement relating

to
any additional Notes

Priority Secured Obligations,

an agreement substantially

in the form

attached
to the Notes Collateral Trust Agreement and

(b)

with respect to

the provisions

of the Notes

Collateral Trust

Agreement relating

to
the addition of additional guarantors, an agreement substantially in the form attached to the Notes
Collateral Trust Agreement.
“
Notes Hedge

Agreement
” means

any Interest

Rate Agreement,

Currency Agreement

or
Commodity Agreement.

“
Notes Hedging

Obligations
” of

any Person

means the

obligations of

such Person

pursuant
to any Notes Hedge Agreement.
“ Notes Junior Lien
” means a Lien

on Collateral granted by

a Notes Junior

Lien Security
Document

to

the

Notes

Junior

Lien

Collateral

Trustee,

at

any

time,

upon

any

property

of

the
Australian Borrower or any Note Guarantor to secure Notes Junior Lien Obligations.
“
Notes Junior

Lien Collateral

Trustee
” means

such Person

nominated by

the holders

of
the Notes Junior

Lien Obligations under

any Notes Collateral Trust

Joinder, to

act in its capacity
as

collateral

trustee

for

the

Notes

Junior

Lien

Secured

Parties

under

the

Notes

Collateral

Trust
Agreement, together with its successors in such capacity.
“
Notes Junior

Lien Debt
” means Funded

Debt (excluding

any ABL Debt

and any Notes
Priority Lien Debt), that is secured by a

Notes Junior Lien and that is permitted to be incurred

and
permitted to be so secured under each applicable Notes Secured Debt Document; provided , that:
(a)

on

or

before

the

date

on

which

such

Funded

Debt

is

incurred

by

the

Australian
Borrower, such

Funded Debt is designated by

the Australian Borrower as

“Junior Lien Debt” for
the

purposes

of

the

Notes

Secured

Debt

Documents

and

the

Notes

Collateral

Trust

Agreement
pursuant

to

the

procedures set

forth

in

the

Notes Collateral

Trust

Agreement;
provided
,

that

no
Funded Debt may be designated as both Notes

Junior Lien Debt and Notes Priority Lien Debt and
no ABL Debt may be designated as Notes Junior Lien Debt;
(b)

the Notes Junior

Lien Representative for

such Funded Debt

executes and

delivers
a

Notes

Collateral

Trust

Joinder

in

accordance

with

the

terms

of

the

Notes

Collateral

Trust
Agreement; and
(c)

all other

relevant requirements

set forth

in the

Notes Collateral

Trust

Agreement
are complied with.
“
Notes Junior

Lien Documents
” means,

collectively,

any indenture,

credit agreement

or
other agreement

pursuant to

which any

Notes Junior

Lien Debt

is incurred

and the

Notes Junior
Lien Security Documents.
“
Notes Junior

Lien Obligations
” means

the Notes

Junior Lien

Debt and

all other

Notes
Obligations in

connection therewith, including,

without limitation,

interest and premium

(if any)
(including

post-petition

interest

whether

or

not

allowable),

and

all

guarantees

of

any

of

the
foregoing.
“
Notes

Junior

Lien

Representative
”

means

the

trustee,

agent

or

representative

of

the
holders of

such Series

of Notes

Junior Lien

Debt who

maintains the

transfer register

for such

Series
of Notes Junior Lien Debt and

(a)

is

appointed

as

a

Notes

Junior

Lien

Representative

(for

purposes

related

to

the
administration of the Notes Security Documents) pursuant to the Senior Secured Notes Indenture, a credit agreement or other

agreement governing such Series of

Notes Junior Lien Debt,

together
with its successors in such capacity, and

(b)

who has

executed a

Notes Collateral

Trust

Joinder,

together with

its successor

in
such capacity.
“ Notes Junior Lien Secured Parties ” means the holders of Notes Junior Lien Obligations and each Notes Junior Lien Representative and the Notes Junior Lien Collateral Trustee.

“
Notes

Junior

Lien

Security

Documents
”

means

all

security

agreements,

pledge
agreements,

collateral

assignments,

mortgages,

deeds

of

trust,

collateral

agency

agreements,
control agreements or

other grants

or transfers

for security

executed and delivered

by Australian
Borrower or any

Notes Guarantor creating

(or purporting to

create) a Lien

upon Collateral in favor
of the Notes

Junior Lien Collateral

Trustee, for the benefit

of any of

the Notes Junior

Lien Secured
Parties,

in

each case,

as

amended, modified,

renewed, restated

or

replaced,

in

whole

or

in part,
from time to time, in accordance with its terms and the Notes Collateral Trust Agreement.
“
Notes

Obligations
”

means

any

principal,

interest

(including

any

interest

accruing
subsequent to the

filing of a

petition in bankruptcy, reorganization or similar

proceeding at the

rate
provided for

in the

documentation

with respect

thereto, whether

or not

such interest

an allowed
claim under

applicable bankruptcy

or insolvency

laws, or

U.S. federal

or state

law or

under any
foreign

law),

other

monetary

obligations,

penalties,

fees,

indemnifications,

reimbursements
(including

reimbursement

obligations

with

respect

to

letters

of

credit,

bank

guarantees

and
banker’s acceptances), damages

and other liabilities,

and Guarantees of

payment of such

principal,
interest, penalties, fees, indemnifications, reimbursements,

damages and other liabilities,

payable
under the Notes Secured Debt Documents.
“
Notes

Priority

Lien
”

means

a

Lien

granted,

or

purported

to

be

granted,

by

a

Senior
Secured Notes Security Document to the Notes

Priority Lien Collateral Trustee, at any time, upon
any

property

of

the

Australian

Borrower

or

any

Notes

Guarantor

to

secure

Notes

Priority

Lien
Obligations.
“ Notes Priority Lien Collateral Trustee
” means Wilmington Trust,

National Association,
in

its

capacity

as

collateral

trustee

for

the

Notes

Priority

Lien

Secured

Parties

under

the

Notes
Collateral Trust Agreement, together with its successors in such capacity.
“ Notes Priority Lien Debt ” means:
(a)

the Senior Secured Notes

issued on the

Senior Secured Notes

Issue Date; and

any
other Funded Debt (excluding any

ABL Debt and any Notes

Junior Lien Debt) that is

secured by
a Notes

Priority Lien and

that is permitted

to be incurred

and permitted to

be so secured

hereunder;
provided , that, in the case of Funded Debt referred to in this clause (a)
:

(i)

on

or

before

the

date

on

which

such

Funded

Debt

is

incurred

by

the
Australian

Borrower,

such

Funded

Debt

is

designated

by

the

Australian

Borrower

as
“Priority Lien Debt” for

the purposes of the Notes

Secured Debt Documents and the

Notes
Collateral

Trust

Agreement

pursuant

to

the

procedures

set

forth

in

the

Collateral

Trust
Agreement; provided , that no Funded Debt may be designated as both Notes Priority Lien
Debt and

Notes Junior

Lien Debt

and no

ABL Debt

may be

designated as

Notes Priority
Lien Debt;

(ii)

unless such

Funded Debt

is issued

under an

existing Notes

Secured Debt
Document for any Series

of Notes Priority Lien

Debt whose representative is

already party
to the Collateral Trust Agreement, the Notes Priority Lien Representative

for such Funded
Debt executes and

delivers a Notes

Collateral Trust

Joinder in accordance

with the terms
of the Notes Collateral Trust Agreement; and
(iii)

all

other

relevant

requirements

set

forth

in

the

Notes

Collateral

Trust
Agreement are complied with.
For the

avoidance of

doubt,

Notes Hedging

Obligations

do not

constitute Notes

Priority
Lien Debt but

may constitute Notes

Priority Lien Obligations.

Notes Hedging Obligations

that are
secured pursuant to

the Notes Priority

Lien Documents with

respect to a

Series of Notes

Priority
Lien Debt shall be “related

to” such Series of

Notes Priority Lien Debt

for purposes of the

Notes
Collateral Trust Agreement.
“ Notes Priority Lien Document
” means, collectively, the Senior Secured

Notes Indenture,
the

Senior

Secured

Notes

and

the

Notes

Priority

Lien

Security

Documents

(in

the

case

of

the
Collateral Trust Agreement, to

the extent effective

at the

relevant time), any

other indenture, credit
agreement

or

other

agreement

pursuant

to

which

any

Notes

Priority

Lien

Debt

is

incurred,

and
each

of

the

other

agreements,

documents

and

instruments

executed

pursuant

thereto

or

in
connection therewith.
“ Notes Priority Lien Obligations ” means the Notes Priority Lien Debt and all other Notes
Obligations

in

connection

therewith,

including

without

limitation

any

post-petition

interest
whether or

not allowable,

together with

all Notes

Hedging Obligations

and guarantees

of any

of
the foregoing.
“ Notes Priority Lien Representative ” means:
(a)

in the case of the Senior Secured Notes, the Senior Secured Notes Trustee; and
(b)

in

the

case of

any

other

Series

of

Notes

Priority

Lien

Debt,

the

trustee,

agent

or
representative of the holders

of such Series of

Notes Priority Lien Debt who

maintains the transfer
register

for

such

Series

of

Notes

Priority

Lien

Debt

and

is

appointed

as

a

representative

of

the
Notes

Priority

Lien

Debt

(for

purposes

related

to

the

administration

of

the

Notes

Security
Documents) pursuant

to

the

agreement

governing

such

Series

of

Notes

Priority

Lien

Debt,

and
who has executed a Notes Collateral Trust Joinder,

together with any successor in such capacity.
“ Notes Priority Lien Secured Parties
” means, as of any date of determination, the

holders
of Notes Priority Lien Obligations at that time, including

(a)

each

Notes

Priority

Lien

Representative

and

the

Notes

Priority

Lien

Collateral
Trustee,

(b)

the noteholders and any other holders of Notes Priority Lien Debt and

(c)

counterparties to Notes Swap Contracts in respect of Notes Hedging Obligations.

“
Notes

Priority

Lien

Security

Documents
”

means

all

security

agreements,

pledge
agreements,

collateral

assignments,

mortgages,

deeds

of

trust,

collateral

agency

agreements,
control

agreements

or

other

grants

or

transfers

for

security

executed

and

delivered

by

the
Australian Borrower or any Guarantor creating (or purporting to create) a Lien upon Collateral in favor of the

Notes Priority Lien Collateral

Trustee, for the benefit

of any of

the Notes Priority Lien
Secured Parties, in each case, as amended, modified, renewed, restated

or replaced, in whole or in
part, from time to time, in accordance with its terms thereof.
“
Notes Priority

Secured Obligations
” means

Notes Priority

Lien Obligations

and Notes
Junior Lien Obligations.
“
Notes Secured

Debt Documents
” means

the Notes

Priority Lien

Documents and

the Notes
Junior Lien Documents.
“
Notes

Security

Documents
”

means

the

Notes

Collateral

Trust

Agreement,

the

ABL
Intercreditor

Agreement,

the

Stanwell

Intercreditor

Agreement,

each

joinder

to

the

Notes
Collateral

Trust

Agreement

or

the

ABL

Intercreditor

Agreement

or

the

Stanwell

Intercreditor
Agreement,

each

Notes

Priority

Lien

Security

Document

and

each

Notes

Junior

Lien

Security
Document, in each case, as amended, modified, renewed,

restated or replaced, in whole or in part,
from

time

to

time,

in

accordance

with

its

terms

and

the

terms

of

the

Notes

Collateral

Trust
Agreement.

Notwithstanding

the

foregoing,

to

the

extent

that

references

to

“Notes

Security
Documents”

relate

solely

to

Notes

Priority

Lien

Obligations

or

Notes

Junior

Lien

Obligations,
such references shall refer

only to the Notes Security

Documents applicable to Notes

Priority Lien
Obligations or Notes Junior Lien Obligations, as the case may be.
“ Notes Swap Contract
” means

(a)

any interest

rate swap

agreement, interest

rate cap

agreement, interest

rate future
agreement,

interest

rate

collar

agreement,

interest

rate

hedging

agreement

or

other

similar
agreement or arrangement designed to protect against or mitigate interest rate risk,

(b)

any foreign

exchange contract,

currency swap

agreement, futures

contract, option
contract, synthetic

cap or

other similar

agreement or

arrangement designed

to protect

against or
mitigate foreign exchange risk and

(c)

any commodity or raw

material, including coal, futures

contract, commodity hedge
agreement, option agreement,

any actual

or synthetic forward

sale contracts or

other similar device
or instrument

or any

other agreement

designed to

protect against

or mitigate

raw material

price
risk

(which

shall

for

the

avoidance

of

doubt

include

any

forward

purchase

and

sale

of

coal

for
which full or partial

payment is required or

received), in each case, that

is secured under the

Notes
Priority Lien Documents.
“ Notification ” shall have the meaning given to such term in clause (r)

of the definition of
“Eligible Accounts.”
“ Obligations
”

means

all

advances

to,

and

debts,

liabilities

and

obligations

(including,
without limitation, interest accruing after the maturity of the Loans and interest accruing after the
filing of

any petition

in bankruptcy,

or the

commencement of

any proceeding

under any

Debtor

Relief Law,

relating to Holdings

or any of its

Subsidiaries, whether or

not a claim

for post-filing
or post-petition interest is allowed in such proceeding) of, any Loan Party arising under any Loan
Document (or otherwise with respect to any

Loan or, without duplication and for the avoidance of
doubt,

obligations

described

under
Section

9.17(e)
)

whether

direct

or

indirect

(including

those
acquired by assumption), absolute or contingent, due or to

become due, now existing or hereafter
arising, provided , however
,

that

the

“Obligations”

of

a

Loan

Party

shall

exclude

any

Excluded
Swap Obligations with respect to such Loan Party.
“ Obligee Guarantor ” shall have the meaning given to such term in Section 10.08 .
“ OFAC
” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

“ Organization Documents
” means,

(a)

with respect to

any corporation,

the certificate or

articles of incorporation

and the
bylaws

(or

equivalent

or

comparable

constitutive

documents

with

respect

to

any

non-U.S.
jurisdiction);

(b)

with respect to any limited liability company,

(i)

the

certificate

or

articles

of

formation

or

organization

and

operating
agreement and

(ii)

with respect to any limited liability company incorporated

in Australia, the
certificate of incorporation and the constitution (if any); and

(c)

with respect to any

partnership, joint venture, trust or

other form of business entity,
the partnership, joint venture

or other applicable agreement

of formation or organization

and any
agreement, instrument, filing or

notice with respect thereto

filed in connection

with its formation
or organization with the applicable Governmental Authority in the jurisdiction of its formation or
organization

and,

if

applicable,

any

certificate

or

articles

of

formation

or

organization

of

such
entity.
“
Original Syndicated Facility

Agreement
” means
the document

titled ‘Syndicated

Facility
Agreement’

dated

8

May

2023

between,

among

others,

Coronado

Global

Resources

Inc.,

each
Borrower,

each

Guarantor,

the

Administrative

Agent,

the

Collateral

Agent

and

the

Existing
Lenders

(as

defined

in

the

Refinancing

Coordination

Deed),

as

amended

and/or

amended

and
restated prior to the date of the Second Amendment Deed.
“
Original

Financial

Statements
”

means

the

financial

statements

of

Holdings

and

its
Subsidiaries, on a consolidated basis, for

the financial year ending December 31,

2024, delivered
to the Administrative

Agent and the

Lenders prior to

the Amendment and

Restatement Effective
Date.
“ Other Connection Taxes
” means, with

respect to any

Administrative Agent or

Lender (or
any such other recipient) Taxes imposed as a result of a present or former connection between the recipient

and

the

jurisdiction

imposing

such

Tax

(other

than

connections

arising

from

the
Administrative Agent or

such Lender (or

such other recipient)

having executed, delivered,

become

a

party

to,

performed

its

obligations

under,

received

a

payment

under,

received

or

perfected

a
security

interest

under,

engaged

in

any

other

transaction

pursuant

to

or

enforced

any

Loan
Document, or sold or assigned an interest in any Loan or Loan Document).
“ Outstanding Amount
” means

the aggregate

outstanding principal

amount of

the Loans
after giving effect to any borrowings and prepayments

or repayments of Loans occurring on such
date.
“ Overnight Rate ” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate

determined by

the Administrative

Agent, as

the case

may be,

in accordance

with
banking industry rules on interbank compensation.

“ Participant ” has the meaning specified in Section 11.07(d) .
“ Participant Register ” has the meaning specified in Section 11.07(d) .
“ Participating Member State
” means any

member state of

the European Union that

adopts
or has

adopted (and

has not

ceased to

adopt) the

euro as

its lawful

currency in

accordance with
legislation of the European Union relating to Economic and Monetary Union.

“ Payment Recipient ” has the meaning assigned to it in Section 9.17(a) .
“ PBGC
” means the

Pension Benefit Guaranty Corporation

established pursuant to

Subtitle
A of Title IV of ERISA, or any successor thereto.
“ Pension Plan
” means

any “employee

pension benefit

plan” (as

such term

is defined

in
Section 3(2) of ERISA), other

than a Multiemployer Plan, that

is subject to Title IV of

ERISA and
is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute.
“ Perfection Certificate
” means a perfection

certificate substantially in

the form of
Exhibit
I

or any other

form approved by

the Administrative Agent,

as such perfection

certificate may be
amended, restated, supplemented or otherwise modified from time to time.
“
Perfection

Certificate

Supplement
”

means

a

supplement

to

the

Perfection

Certificate
substantially in the form of Exhibit J .
“ Permitted Financial Accommodation
” means:

(a)

except where such is

prohibited under the laws of

incorporation or formation of

the
relevant Loan Party,

a loan or other accommodation

made available by a Loan

Party to or for the
benefit of employees

or directors or

officers of a

Loan Party to

acquire shares in

a Loan Party

in
an amount in aggregate for all employees and directors not exceeding US$5,000,000;
(b)

any deposit funds

of a Loan

Party with a

bank in the

ordinary course of

its business;

(c)

any trade credit not

exceeding 180 days provided,

or otherwise accommodated by
a

Loan

Party

for

the

supply

of

goods

and

services

on

extended terms

in

the

ordinary

course of
trading; and
(d)

any other accommodation

made by a Loan

Party to another Loan

Party so long

as
they are subordinated in accordance with the terms of the Australian Subordination Deed.

“ Permitted Liens ” has the meaning specified in Section 7.01
.

“ Person
”

or

“
person
”

means

any

individual,

corporation,

partnership,

limited

liability
company,

joint

venture,

association,

joint-stock

company,

trust,

unincorporated

organization,
government or any agency or political subdivision thereof or any other entity.
“ Plan
”

means

any

“employee

benefit

plan”

(as

such

term

is

defined

in

Section

3(3)

of
ERISA) established by any Loan Party or,

with respect to any such plan that

is subject to Section
412 of the Code or Title IV of ERISA, by any ERISA Affiliate.
“
Plan Asset

Regulations
” means 29

CFR § 2510.3-101

et seq., as

amended from time

to
time.
“ Pledged Collateral
” has the

meaning specified

in Section 1.03

of the

Security Agreement.
“ Pledged Stock ” has the meaning specified in Section 1.03 of the Security Agreement.
“ Proceeds
” has the meaning specified in the UCC

and the Australian PPS Law and,

in any
event, shall

also include,

but not

be limited

to, (i) any

and all

proceeds of

any insurance,

indemnity,
warranty or guarantee payable to

the Administrative Agent or Holdings

or any of its Subsidiaries
from

time

to

time

with

respect

to

any

of

the

Collateral,

(ii)

any

and

all

payments

(in

any

form
whatsoever) made or due

and payable to Holdings

or any of its

Subsidiaries from time to

time in
connection with

any requisition, confiscation,

condemnation, seizure

or forfeiture of

all or any

part
of

the

Collateral

by

any

Governmental

Authority

(or

any

Person

acting

under

color

of
Governmental Authority)

and (iii)

any and

all other

amounts from

time to

time paid

or payable
under or in connection with any of the Collateral.
“ Project ” means any particular project of Holdings or any Subsidiary of Holdings relating to the

ownership, creation,

development, operation,

exploration, investigation

or exploitation

of
any

assets

in

the

coal

sector

acquired

by

Holdings

or

any

Subsidiary

of

Holdings

after

the
Amendment and Restatement Effective Date.

“ Project Company
” means

any entity

which is

a Subsidiary

of Holdings

(other than

one
which

is

a

Subsidiary

of

Holdings

at

the

Amendment

and

Restatement

Effective

Date)

and

is
established or

maintained following the

Amendment and

Restatement Effective Date

solely for

the
purpose of

the acquisition,

development or

operation of

a Project,

either alone

or in

conjunction
with other parties that are

non-Group members and in

respect of which no

Indebtedness is owed,
or

any

Guarantee

or

indemnity

has

been

granted,

other

than

Limited

Recourse

Financial
Indebtedness.

“ Properties
”

means

the

facilities

and

properties

currently

or

formerly

owned,

leased

or
operated by Holdings or any of its Subsidiaries.
“ PTE
” means a

prohibited transaction

class exemption

issued by the

U.S. Department of
Labor, as any such exemption may be amended from time to time.
“
Qualified ECP

Guarantor
” means, in

respect of any

Swap Obligation, each

Loan Party
that has total

assets exceeding $10,000,000

at the time

such Swap Obligation

is incurred or

such
other

person

as

constitutes

an

ECP

under

the

Commodity

Exchange

Act

or

any

regulations
promulgated

thereunder

and

can

cause

another

person

to

qualify

as

an

“eligible

contract
participant”

at

such

time

by

entering

into

a

keepwell

under

Section

1a(18)(A)(v)(II)

of

the
Commodity Exchange Act.

“ Ratable Portion
” or

(other than

in the

expression “equally

and ratably”)
“ ratably ” means,
with

respect

to

any

Lender,

the

percentage

obtained

by

dividing

(a) the

Commitment

of

such
Lender by

(b) the aggregate

Commitments

of all

Lenders (or,

at any

time after

the Termination
Date, the percentage obtained by

dividing the aggregate outstanding

principal balance of the Total
Outstandings owing

to such

Lender by

the aggregate

outstanding

principal balance

of the

Total
Outstandings owing to all Lenders).

“
Real

Property
”

shall

mean,

collectively,

all

right,

title

and

interest

(including

any
leasehold

estate)

in

and

to

any

and

all

parcels

of

or

interests

in

real

property

owned,

leased

or
operated by any Person, whether

by lease, license or

other means, together with,

in each case, all
improvements, fixtures, easements, hereditaments, permits and appurtenances relating thereto.
“
Real Property

Lease
” means

any lease,

license, letting,

concession, occupancy

agreement,
sublease, easement

or right

of way

to which

such

Person is

a party

and is

granted a

possessory
interest in

or a

right to

use or

occupy all

or any

portion of

the Real

Property (including,

without
limitation, the right to extract

minerals from any portion of

Real Property) and every amendment
or modification

thereof including

with respect

to the

Loan Parties,

without limitation,

the leases
with

respect

to

Real

Property

listed

on

Schedule

5.08(a)

and

any

Contractual

Obligation

with
respect to any of the foregoing.
“
Receivables

Assets
”

means

accounts

receivable

(including

any

bills

of

exchange)

and
related assets

and property

from time

to time

originated, acquired

or otherwise

owned by

Holdings,
the Borrowers or any Subsidiary, in each case, not included within the Borrowing Base.
“ Recipient ” means (a) the Administrative Agent or (b) any Lender, as applicable.
“ Reclamation
”

means

the

reclamation

and

restoration

of

land,

water

and

any

future,
current,

abandoned

or

former

mines,

and

of

any

other

Environment

affected

by

such

mines,

as
required pursuant to SMCRA, any other Environmental Law or any Environmental Permit.

“ Reclamation Obligations
” means the

reclamation, rehabilitation, revegetation

and other
mine

closure

obligations

(including

reclamation

mine

closure

guarantees)

of

Holdings

or

any
Subsidiary with

respect to mines

or other assets

of Holdings or

any Subsidiary used

in a Related
Business.

“ Refinance
” means,

in respect

of any

Indebtedness or

any commitment

to extend

credit
(and the

documents governing

such indebtedness

or commitment

to extend

credit), to

refinance,
amend

and

restate, extend,

renew,

supplement,

restructure,

replace,

refund

or

repay,

or

to

issue
other

Indebtedness

or

commitment

to

extend

credit

in

exchange

or

replacement

for

such
Indebtedness, in whole or in part, whether with

the same or different lenders, arrangers, or agents.

“ Refinanced ” and “ Refinancing
” shall have correlative meanings.

“ Refinancing Coordination Deed
” means the document titled ‘Refinancing

Coordination
Deed’ dated

on or

about the

date of

the Second

Amendment Deed

between, among

others, each
Loan Party, the Administrative Agent and the Collateral Agent.
“
Refinancing

Indebtedness
”

means

Indebtedness

that

Refinances

any

Indebtedness

of
Holdings

or

any

Subsidiary

existing

on

the

Amendment

and

Restatement

Effective

Date

or
incurred

in

compliance

herewith,

including

Indebtedness

that

Refinances

Refinancing
Indebtedness; provided , however , that:
(a)

such Refinancing

Indebtedness has

a maturity

no

earlier than

the

maturity of

the
Indebtedness being Refinanced;
(b)

such

Refinancing

Indebtedness

has

a

weighted

average

life

at

the

time

such
Refinancing Indebtedness is

incurred that is

equal to or

greater than the

weighted average life

of
the Indebtedness being Refinanced;
(c)

such Refinancing

Indebtedness has

an aggregate

principal amount

(or if

incurred
with original

issue discount,

an aggregate

issue price)

that is

equal to

or less

than the

aggregate
principal amount

(or if

incurred with

original issue

discount, the

aggregate accreted

value) then
outstanding

under

the

Indebtedness

being

Refinanced

(plus

fees

and

expenses,

including

any
premium, accrued interest, underwriting discounts and defeasance costs);
(d)

(i)

if the Indebtedness

being Refinanced is

subordinated in right of

payment to
the

Obligations,

such

Refinancing

Indebtedness

is

subordinated

in

right

of

payment

to

the
Obligations, at least to the same extent as the Indebtedness being Refinanced and

(ii)

if the Lien

securing the

Indebtedness being Refinanced

is subordinated

to
the Lien securing the Obligations, the

Lien securing the Refinancing Indebtedness shall

be
subordinated to the Lien securing the Obligations;
(e)

(i)

such Refinancing Indebtedness

is incurred by

either (A) the

Subsidiary that
is

the

obligor

on

the

Indebtedness being

Refinanced

or

(B)

Holdings,

the

Borrowers

or

a

Loan
Party and

(ii)

such Refinancing Indebtedness

may not be

secured by property

that did not
secured the Indebtedness being Refinanced; and
(f)

(i)

to

the

extent

secured

by

a

Lien

on

Collateral,

such

Refinancing
Indebtedness shall be

subject to

the ABL

Intercreditor Agreement and

the Stanwell

Intercreditor
Agreement and

(ii)

no

Refinancing

Indebtedness

shall

be

secured

by

Lien

on

ABL

Priority
Collateral that is senior to or pari passu to the Lien securing the Obligations.
“ Register ” has the meaning specified in Section 11.07(c) .
“ Related Business
” means any business in

which Holdings or any

of its Subsidiaries was
engaged on the Amendment and

Restatement Effective Date and

any business or activity

related,
ancillary or

complementary to such

business or that

is a natural

outgrowth or reasonable

extension,
development or expansion of such business.
“
Related

Parties
”

means,

with

respect

to

any

Person,

such

Person’s

Affiliates

and

such
Person’s

and

such

Person’s

Affiliates’

respective

managers,

administrators,

trustees,

members,
partners,

directors,

officers,

employees,

agents,

attorneys,

fund

managers,

advisors

and
representatives.
“
Relevant

Nominating

Body
”

means

any

applicable

central

bank,

regulator

or

other
supervisory authority

or a group

of them, or

any working group

or committee sponsored

or chaired
by, or constituted at the request of, any of them or the Financial Stability Board.
“ Repeating Representations
” means each

of the representations

set out in
Sections 5.01

to
5.04 , Section 5.05(a) , Section 5.07 , Section 5.08(a)

and
(b) , Section 5.10 , Section 5.12 , Section
5.13 , Section 5.17 , Section 5.22 , Sections 5.23

to
5.25 , Sections 5.28

to
5.30 .
“ Replacement Assets ”
means:

(a)

(i)

any properties

or assets

that replace

the properties

or assets

that were

the
subject of such

Disposition and

properties or assets

used or useful

in a Related

Business that

are
not classified as current assets under GAAP; or

(ii)

any other capital expenditure,

(b)

all or substantially all the assets of a Related Business or

(c)

a majority

of the

Voting

Stock of

any Person

engaged in

a Related

Business that
will become, on the date of acquisition thereof, a Subsidiar y.
“ Reportable Event
” means any of the events set forth

in Section 4043(c) of ERISA, other
than events for which the 30 day notice period has been waived.
“ Reports ” has the meaning specified in Section 9.15 .
“
Required

Lenders
”

means,

as

of

any

date

of

determination

where

there

are

only

two
Lenders, both

Lenders and

in all

other circumstances

as of

any determination

date, Lenders

holding
more than 50% of the sum of

(a)

the Total Outstandings, and

(b)

the aggregate unused Commitments.

“ Reserve
” means any “Reserve” required by this Agreement including Australian

Priority
Payables Reserves.
“ Responsible Officer ” means the chief executive officer, president, chief financial officer, the treasurer,

any assistant

treasurer,

any vice

president

or the

controller of

a Person,

or if

such
person is a limited partnership,

a general partner of such

Person or such Person’s

or such general
partner’s manager or

managing member, as applicable,

or any officer

with substantially equivalent
responsibilities, but, in any event, with respect to financial matters, the chief financial officer, the
chief executive officer or any other officer with substantially equivalent responsibilities.
“ Restricted Payment
” means

any dividend

or other

distribution (whether

in cash,

securities
or other

property) with

respect to

any Equity

Interests of

Holdings or

any of

its Subsidiaries,

or
any payment (whether in cash, securities or other property), including any sinking fund or similar deposit,

on

account

of

the

purchase,

redemption,

retirement,

acquisition,

cancellation

or
termination

of

any

such

Equity

Interests,

or

on

account

of

any

return

of

capital

to

Holdings’
stockholders, partners or members (or the equivalent Person thereof).
“ Restricted Subsidiary ” means any Subsidiary of Holdings.
“ Review Event ” means any one or more of the following occurring (whether or not within a Loan Party’s control):
(a)

a downgrade of

the credit rating

by S&P or

Moody’s

by one notch

in respect of

a
Loan Party which applies as at the Amendment and Restatement Effective Date;

and
(b)

a delisting

of any

listed Loan

Party from

the relevant

stock exchange

on which

it
was listed or a trading halt in respect of such Loan Party for more than 5 Business Days.

“
Rights of

Entry
” means

a deed

in form

and substance

acceptable to

the Administrative
Agent (acting

on the

instructions of

all Lenders)

between the

relevant Loan

Party,

the Collateral
Agent and

/ or

Administrative Agent

and the

operator

and /

or owner

of an

Acceptable Storage
Location.
“
Russell

County

Project
”

means

one

or

more

Dispositions

of

freehold

and

leasehold
interests

in

the

mining

tenements

(including

associated

mining

information

and

assets)

of

the
Russell County Coal mine located in Virginia United States.
“ S&P
”

means

Standard

&

Poor’s

Ratings

Services,

a

division

of

The

McGraw-Hill
Companies, Inc., and any successor thereto.
“
Sale/Leaseback

Transaction
”

means

an

arrangement

relating

to

property

owned

by
Holdings or

a Subsidiary

on the

Amendment and

Restatement Effective

Date or

thereafter acquired
by Holdings or a Subsidiary

whereby Holdings or a Subsidiary transfers

such property to a Person
and Holdings or a Subsidiary leases it from such Person.
“ Sanctioned Person
” means, at

any time,

any Person

with which

dealings are prohibited
or restricted by Sanctions.

“ Sanctions
”

means

economic

or

financial

sanctions

or

trade

embargoes

imposed,
administered, or enforced by

(a) the U.S. government,

including those administered by

the OFAC,
the

U.S.

Department

of

State,

and

the

U.S.

Department

of

Commerce,

(b)

the

United

Nations
Security Council, (c)

the European Union,

(d) any European

Union member state,

(e) the United
Kingdom, including His Majesty’s Treasury of the United

Kingdom, (f) the Hong

Kong Monetary
Authority or (g) the Australian Department of Foreign Affairs and Trade.
“ SEC
” means the

Securities and

Exchange Commission,

or any Governmental

Authority
succeeding to any of its principal functions.
“
Second

Amendment

Deed
”

means

the

document

titled

‘Second

Amendment

to

the
Syndicated

Facility

Agreement’

dated

in

or

about

June

2025

between

each

Loan

Party,

the
Administrative Agent and the Collateral Agent.
“ Secured Hedge Agreement
” means any Swap Contract

permitted under
Article 7

that is
entered into by and between

the Borrowers and any Hedge

Bank to the extent

designated as such
by the Borrowers and such Hedge Bank in writing

to the Administrative Agent from time to time
in accordance with Section 11.17
.

“ Secured Hedging Obligations
” means the amount of all debts, liabilities

and obligations
of any Loan Party in respect of any Secured Hedge Agreement; provided that
(a)

in respect

of Hedging Obligations

of such

Loan Party owed

to the applicable

Hedge
Bank at any

time, such amount

shall be deemed

to be

the Swap Termination

Value

thereof as of
such date and
(b)

any

such

Hedging

Obligation

is

not

also

secured

pursuant

to

the

Notes

Security
Documents.

“ Secured Parties
” means, collectively,

(i) the Lenders, (ii) the

Administrative Agent, (iv)
the Australian

Security Trustee and (v)

each Hedge Bank

that is a

counterparty to a

Secured Hedge
Agreement with

a Loan

Party,

and (vi)

beneficiaries of

each indemnification obligation

undertaken
by any Loan Party under any Loan Document.

“ Securities Account ” has the meaning specified in the UCC and the Australian PPS Act.
“
Securities

Act
”

means

the

Securities

Act

of

1933,

as

amended,

and

the

rules

and
regulations of the SEC promulgated thereunder.
“ Security ” has the meaning given to “security interest” in the Australian PPS Act.
“ Security Agreement ” means that certain “Pledge and Security Agreement”, dated as of 3
August 2023,

by and

among the

Collateral Agent

and each

of the

Loan Parties

party thereto,

as
amended, restated, amended and restated supplemented or otherwise modified from time to time.
“
Senior

Secured

Notes
”
means

9.250%

senior

notes

due

2029

issued

by

the

Australian
Borrower pursuant to the Senior Secured Notes Indenture.

“
Senior

Secured

Notes

Indenture
”

means

that

certain

Indenture, dated

as

of

the

Senior
Secured

Notes

Issue

Date,

among

Coronado

Finance

Pty

Ltd

as

issuer,

Holdings,

certain
Subsidiaries of

Holdings, as

guarantors, and

Wilmington

Trust,

National Association,

as trustee
(as

amended,

restated,

supplemented

or

otherwise

modified

from

time

to

time)

and

any
supplemental

indenture

or

additional

indenture

to

be

entered

into

with

respect

to

the

Senior
Secured Notes.
“ Senior Secured Notes Issue Date
” means 2 October 2024.

“
Senior Secured

Notes Security

Document
” means

“Security Documents”

as defined

in
the Senior Secured Notes Indenture.
“
Senior

Secured

Notes

Trustee
”

means

Wilmington

Trust,

National

Association,

in

its
capacity as indenture trustee.
“ Series of Notes Junior Lien Debt
” means, severally,

each issue or series of Notes Junior
Lien Debt for which a single transfer register is maintained.
“
Series

of

Notes

Priority

Lien

Debt
”

means,

severally,

each

issue

or

series

of

Notes
Priority Lien Debt for which a single transfer register is maintained.
“
Series of Notes

Secured Debt
” means each

Series of Notes

Priority Lien

Debt and each
Series of Notes Junior Lien Debt.
“
Similar

Business
”

means

coal

production,

coal

mining,

coal

gasification,

coal
liquefaction,

other

British

thermal

unit

conversions,

coal

brokering,

coal

transportation,

mine
development,

coal

supply

contract

restructurings,

ash

disposal,

environmental

remediation,
Reclamation,

coal

and

coal

bed

methane

exploration,

production,

marketing,

transportation

and
distribution and other

related businesses, and

activities of Holdings

and its Subsidiaries

as of the
Amendment and

Restatement Effective Date

and any business

or activity that

is reasonably

similar
thereto or a

reasonable extension, development

or expansion thereof

or ancillary thereto,

including
the production

or sale

of any

inputs (such

as gas

or solar

or wind

energy) provided

in respect

of
coal mining or coal production activities.

“ SMCRA
”

means

the

Surface

Mining

Control

and

Reclamation

Act

of

1977,

30

U.S.C.
§§1201 et seq., as amended.
“
Specified

Member

of

the

European

Union
”

means

a

member

of

the

European

Union
whose sovereign ratings are at least “AAA” as rated by S&P and at least “Aaa” by Moody’s.

“ Spot Rate
” shall mean, on

any day, with respect to any

currency in relation to

Dollars, the
rate at

which such

currency may

be exchanged

into Dollars,

as set

forth at

approximately 12:00
noon, London time,

on such date on

the Oanda Corporation

currency page for

such currency.

In
the event that

such rate

does not

appear on the

applicable Oanda Corporation

currency page, the
Spot Rate

shall be calculated

by reference to

such other publicly

available service for

displaying
exchange rates as may be

agreed upon by the Administrative

Agent and the Borrowers, or,

in the
absence of such agreement,

such Spot Rate shall

instead be the arithmetic

average of the spot

rates
of exchange

of the

Administrative Agent,

at or

about 11:00

a.m., London

time, on

such date

for

the purchase of

Dollars for

delivery two Business

Days later;
provided

that if,

at the time

of any
such determination, for

any reason,

no such

spot rate

is being

quoted, the

Administrative Agent,
after

consultation

with

the

Borrowers,

may

use

any

reasonable

method

it

deems

appropriate

to
determine such rate, and such determination shall be conclusive absent manifest error.
“ Stanwell ” means Stanwell Corporation Limited (ACN 078 848 674).
“ Stanwell Agreements
” means

(a)

the

“Stanwell

Amended

Coal

Supply

Agreement”

dated

November

6,

2009
between Stanwell

and CCPL,

as amended

by the

ACSA Deed

of Amendment,

dated into

on or
about November 21, 2016;

(b)

the

“Curragh

Mine

-

New

Coal

Supply

Deed”

dated

August

14,

2018

between
Stanwell and CCPL;
(c)

the

“New

Coal

Supply

Agreement”

dated

July

12,

2019

between

Stanwell

and
CCPL,

as amended by the

‘Deed of Amendment – New

Coal Supply Agreement (Prepayment and
Rebate Release)’ dated 10 June 2025;

(d)

the “Option

Coal Supply

Agreement”, dated

as of

January 18,

2021, by

and between
Stanwell and CCPL; and
(e)

the ‘Deed of Amendment – New Coal Supply Agreement (Prepayment and Rebate
Release),
in each case,

as such agreements

may be amended,

restated, replaced, supplemented

or modified
from time to time in accordance herewith.
“ Stanwell Arrangements
” means:

(a)
any

rebate

arrangements

under

the

Stanwell

Agreements,

including

any

release,
buyout, deferral or any transaction of a similar nature of such rebate arrangements;
(b) any coal prepayment arrangements under the Stanwell Agreements; and
(c)
any

deferred

consideration

under

the

Stanwell

Agreements

in

relation

to

the
Stanwell Reserved Area.
“
Stanwell

Intercreditor

Agreement
”

means

that

“Existing

Arrangements

Intercreditor
Deed”, dated

May 12, 2021,

by and

among the

Collateral Agent,

Senior Secured

Notes Trustee,
Stanwell Corporation

Limited, Coronado

Australia Holdings

Pty Ltd,

Coronado Global

Resources,
Inc., and the other parties from time to time party thereto, and acknowledged by Holdings and the other

Loan

Parties,

as

supplemented

by

that

certain

Joinder

No.

1

dated

as

of

August

3,

2023,
certain

Joinder

No.

2

dated

as

October

2,

2024

and

as

may

be

amended,

restated,

replaced,
supplemented, varied,

assigned or

otherwise modified

from time

to time

in accordance

with this
Agreement.

“
Stanwell

Obligations
”

means

all

obligations

in

connection

with

the

Stanwell
Arrangements

and

the

Stanwell

Agreements

as

in

effect

on

the

Amendment

and

Restatement
Effective Date.
“
Stanwell Reserved

Area
” means

certain area

adjacent to

the Curragh

Mine acquired

by
Holdings on a deferred consideration basis and as contemplated by the Stanwell Agreements.
“ Subsidiary
” means, with respect to any Person,

(a)

any corporation, association or other

business entity (other than a partnership,

joint
venture or limited liability company)

(i)

of which

more than

50% of

the total

voting power

of shares

of Capital

Stock
entitled (without

regard to

the occurrence

of

any

contingency) to

vote in

the election

of
directors, managers

or trustees

thereof, and/or

the management

decisions of

the relevant
corporation, association or

other business entity,

is at the

time of determination

owned or
controlled, directly or

indirectly,

by such Person

or one or

more of the

other Subsidiaries
of that Person or a combination thereof or

(ii)

of which more than 50% of the total issued Capital Stock is legally, and/or beneficially owned

(directly or

indirectly) by

such Person,

or whose

accounts are

otherwise
consolidated with the accounts

of such Person or one

or more subsidiaries of

such Person
in such Person’s or subsidiary’s

Securities and Exchange Commission filings,

(b)

any partnership, joint venture or limited liability company

(i)

of which

more than

50%

of the

capital accounts,

distribution rights,

total
equity and

voting interests

or general

and limited

partnership interests,

as applicable,

are
owned

or

controlled,

directly

or

indirectly,

by

such

Person

or

one

or

more

of

the

other
Subsidiaries of that Person or

a combination thereof, whether in

the form of membership,
general, special or limited partnership interests or otherwise,

(ii)

of

which

such

Person

or

any

Subsidiary

of

such

Person

is

a

controlling
general partner or otherwise controls such entity or

(iii)

whose accounts

are consolidated

with the

accounts of

such Person

or one
or

more

subsidiaries

of

such

Person

in

such

Person’s

or

subsidiary’s

filings

with

the
Securities and Exchange Commission,

(c)

a subsidiary within the meaning of the Australian Corporations Act, or

(d)

is part

of

the

consolidated

entity constituted

by such

Person

and the

entities it

is
required to include in the consolidated

financial statements it prepares, or would be

if such Person
was required to prepare consolidated financial statements.

A trust may be a Subsidiary (and an entity may be a Subsidiary of a trust) if it would have been

a

Subsidiary

under

this

definition

if

that

trust

were

a

corporation.

For

purposes

of

this
definition, a unit

or other

beneficial interest

in a trust

is to be

regarded as

a share.

Unless otherwise

specified, all

references herein

to a

“
Subsidiary
” or

to “
Subsidiaries
” shall

refer to

a Subsidiary
or Subsidiaries of Holdings.
“ Supporting Obligation ” has the meaning specified in the UCC.
“
Surface

Facilities
”

means

the

coal

washing

and

preparation

facilities,

together

with
related structures

and equipment,

which provide

coal washing,

preparation,

storage and

loadout
services at the Logan Mine, the Buchanan Mine, and the Greenbrier Mine.

“ Swap Contract
” means any and

all rate swap transactions,

basis swaps, credit derivative
transactions,

forward

rate

transactions,

commodity

swaps,

commodity

options,

forward
commodity contracts, equity

or equity index

swaps or options,

bond or bond price

or bond index
swaps

or

options

or

forward

bond

or

forward

bond

price

or

forward

bond

index

transactions,
interest rate

options, forward

foreign exchange

transactions, cap

transactions, floor

transactions,
collar

transactions,

currency

swap

transactions,

cross-currency

rate

swap

transactions,

currency
options, spot

contracts, or

any other

similar transactions

or any

combination of

any of

the foregoing
(including any options

to enter into

any of the

foregoing), whether or

not any such

transaction is
governed by or subject to any master agreement.
“ Swap Obligation
” means, with

respect to any

Guarantor, any obligation to

pay or perform
under

any

agreement,

contract

or

transaction

that

constitutes

a

“swap”

within

the

meaning

of
section 1a(47) of the Commodity Exchange Act.
“
Swap Termination

Value
” means,

in respect

of any

one or

more Swap

Contracts, after
taking into account the effect of any valid netting agreement relating to such Swap Contracts,

(a)

for

any

date

on

or

after

the

date

such

Swap

Contracts

have

been

closed

out

and
termination value(s) determined in accordance therewith, such termination value(s), and

(b)

for any date prior to the date referenced

in clause (a), the amount(s) determined as
the mark-to-market value(s) for

such Swap Contracts, as

determined based upon one

or more mid-
market

or

other

readily

available

quotations

provided

by

any

recognized

dealer

in

such

Swap
Contracts (which may include a Lender or any Affiliate of a Lender).
“ TAA ” means the Taxation Administration Act 1953 (Cth) of Australia.
“
Tax

Deduction
”

means

a

deduction

or

withholding

for

or

on

account

of

Tax

from

a
payment under a Loan Document.

“ Tax ” includes:
(a)

any tax,

levy, impost, deduction,

charge, rate,

compulsory loan,

withholding or

duty
by whatever name called levied,

imposed or assessed under the Income

Tax Assessment Act 1936
Act, the Income Tax

Assessment Act 1997

or any other statute,

ordinance or law,

in Australia or
elsewhere

(including,

without

limitation,

profits

tax,

property

tax,

interest

tax,

income

tax,

tax
related to

capital gains,

tax related

to franking

of dividends,

bank account

debits tax,

fringe benefits
tax, sales tax,

payroll tax, group or

“pay as you

go” withholding tax, land

tax, financial institutions

duties, water and municipal

rates, excise duties, customs

duties, prescribed payments system tax,
reportable payments system tax, wine equalisation tax and transaction duties);
(b)

any Indirect Tax; and
(c)

any

interest,

penalty,

charge,

fine

or

fee

or

other

amount

of

any

kind

assessed,
charged or imposed on or in respect of the above;
and “Taxes” has a corresponding meaning.
“
Termination

Date
” means the earliest of

(a)

the Maturity Date; and
(b)

the date of termination or cancellation of the Commitment in full of each Lender.
“
Test

Period
”

means,

at

any

time,

from

and

inclusive

of

30

September

2025,

the

most
recently ended

period

of

four consecutive

fiscal

quarters of

Holdings ended

on or

prior to

such
time in

respect of which

Financial Statements for

each quarter or

fiscal year

in such period

have
been or are required to be delivered pursuant to Section 6.01.
“ Thermal Coal Asset ” means any mining company or business where:
(a)

thermal

coal

related

revenues

of

that

company

or

business

are

≥10%

of

total
revenues for that company or business; or
(b)

annual thermal coal production for that company or business is >5Mt; or
(c)

thermal

coal,

as

a

by-product

from

the

extraction

of

metallurgical

coal

for

that
company or business is >15% of total production volumes for that company or business.
“ Threshold Amount ” means $10,000,000.
“
Total

Outstandings
” means the aggregate Outstanding Amount of all Loans.
“
Total

Tangible

Assets
”

means

the

total

assets

shown

as

such

in

the

most

recent
consolidated Financial Statements delivered to the Administrative Agent under Section 6.01 after
deducting intangible assets and deferred tax assets.
“ Transaction Costs
” means,

collectively, the costs, fees

and expenses

payable by Holdings
or any of its Subsidiaries in connection with the Facility and the Transactions.
“ Transactions
” means, collectively,

(a) the entering

into by

the Loan Parties

of the Loan
Documents to which they are a party, (b) the payment of the Transaction

Costs.
“
Treasury

Transaction”
means

any

interest

rate

swap,

foreign

exchange

transaction,
equity or equity index option, bond option, commodity swap, commodity option,

cap transaction,
currency swap transaction,

cross-currency swap rate

transaction or any

other hedge or

derivative

transaction

or

product

entered

into

in

connection

with

protection

against,

or

benefit

from,
fluctuation in any rate, currency, commodity or price.
“ UCC
” means the Uniform Commercial Code as in

effect from time to time in the State of
New York, or if

the perfection

or priority

of, or

remedies with

respect to,

any Collateral

is governed
by the Uniform Commercial Code

as in effect in

a jurisdiction other than the

State of New York,
the Uniform Commercial Code as in effect from time to time in such other jurisdiction.
“ UK Financial Institution
” means any BRRD Undertaking (as

such term is defined under
the PRA

Rulebook (as

amended form

time to

time) promulgated

by the

United Kingdom

Prudential
Regulation Authority)

or any

person falling

within IFPRU

11.6 of the

FCA Handbook

(as amended
from

time

to

time)

promulgated

by

the

United

Kingdom

Financial

Conduct

Authority,

which
includes

certain

credit

institutions

and

investment

firms,

and

certain

affiliates

of

such

credit
institutions or investment firms.

“
Unbilled US

Account
” means,

on any

date of

determination, each

Account of

the Loan
Parties for

the sale

of Coal

Inventory sourced

from a

Loan Party’s

U.S. mine

site which

(a) the
sale represented by

such Account was

made not

more than 30

days prior

to such date

and (b) an
invoice has not yet been sent to the applicable Account Debtor with respect to such Account as at such

date

of

determination

(other

than

in

the

case

of

an

Account

where

the

Account

Debtor

is
Pacific Minerals Limited in which case an Account in the form of a provisional invoice may have been sent).
“
Unfunded

Pension

Liability
”

means

the

excess

of

a

Pension

Plan’s

accrued

benefit
liabilities under

Section 4001(a)(16)

of ERISA,

over the

current value

of that

Pension Plan’s assets,
determined

in

accordance

with

the

actuarial

assumptions

used

for

funding

the

Pension

Plan
pursuant to Section 412 of the Code for the applicable plan year.
“ United States ” and “ U.S. ” mean the United States of America.
“
Unrestricted

Cash

Amount
”

means,

as

of

any

date

of

determination,

the

aggregate
amount of cash or Cash Equivalents of the Loan Parties that:
(a)

would not

appear as “restricted”

on a

consolidated balance

sheet of

Holdings and
its Subsidiaries or

(b)

would appear

as “restricted”

on a

consolidated balance

sheet of

Holdings and

its
Subsidiaries, but solely in the case of this clause (b)

to the extent such cash and Cash Equivalents
are restricted in favor of

the Administrative Agent or any

Lender, in each

case of
clauses (a)

and
(b) , determined in accordance with GAAP
provided further that, in the case of cash:
(i)

such

cash

is

repayable

within

30

days

after

the

relevant

date

of
determination;

(ii)

repayment of

such cash

is not

contingent on

the prior

discharge of any

other
Indebtedness of any Loan Party or

of any other person whatsoever

or on the satisfaction of
any other condition;
(iii)

such cash is

denominated in Dollars, Australian

Dollars, English pounds or
Euros and is

in hand or at

bank and (in the

latter case) credited to

an account in the

name
of a Loan

Party with a

bank acceptable to

the Administrative Agent

and to which

a Loan
Party is alone (or together with other Loan Parties) beneficially entitled; and

(iv)

such

cash

is

freely

and

(except

as

mentioned

in

paragraph

(i)

above)
immediately available to be applied in repayment or prepayment of the Facilities.
“ URDG
”

means

the

Uniform

Rules

for

Demand

Guarantees,

ICC

Publication

No.758
(URDG 758).
“
U.S.

Guarantor
”

means

each

Guarantor

listed

on

Schedule

1.01(a)

incorporated

in
Delaware

or

West

Virginia,

and

each

of

the

existing

and

future,

direct

or

indirect,

Domestic
Subsidiaries (other than any Excluded Subsidiary or any Dormant Subsidiary) that guarantees the
Obligations pursuant to Section 6.16 .
“ U.S. Loan Parties ” means, collectively, the CCC and each U.S. Guarantor.
“
U.S.

Person
”

means

any

Person

that

is

a

“United

States

person”

as

defined

in

Section
7701(a)(30) of the Code.
" Utilisation " means a utilisation of the Facility.
"
Utilisation

Date
"

means

the

date

of

a

Utilisation,

being

the

date

on

which

the

relevant
Loan is to be made.
“VAT”

means:
(a)

any tax

imposed in

compliance with

the Council

Directive of

28 November

2006
on the common system of value added tax (EC Directive 2006/112); and
(b)

any

other

tax

of

a

similar

nature,

whether

imposed

in

a

member

state

of

the
European Union in

substitution for,

or levied in

addition to, such

tax referred to

in paragraph (a)
above, or imposed elsewhere.

“
Voting

Stock
”

of

a

Person

means

all

classes

of

Equity

Interests

of

such

Person

then
outstanding and normally entitled (without

regard to the occurrence

of any contingency) to

vote in
the election of directors, managers or trustees thereof.

“
Withholding Agent ” means any Loan Party and Administrative Agent.

Section 1.02.

Other Interpretive Provisions.

With reference to this
Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.

Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

The words “
include, ” “ includes ” and
“ including ” shall be deemed to be followed by the phrase “ without limitation.
”

The word
“ will ” shall be construed to have the same meaning and effect as the word “ shall.
”

Unless the
context requires otherwise,

(i)
any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document),

(ii)
any reference herein to any Person shall be construed to include such
Person’s successors and assigns,

(iii)
the words “ herein, ” “ hereof ” and “ hereunder, ” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan
Document in its entirety and not to any particular provision thereof,

(iv)
all references in a Loan Document to Articles, Sections, Preliminary
Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear,

(v)
any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time,

(vi)
the words “ asset ” and “ property ” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and
(vii)
a Default is “ continuing
” if it has not been remedied or waived.

An Event
of Default is “ continuing ” if it has not been waived.
(b)

In the computation of periods of time from a specified date to a later specified date, the word “ from ” means “ from and including; ” the words “ to ” and “ until ” each mean “ to but excluding; ” and the word “ through ” means “ to and including.”
(c)

Reference to “
this Agreement ” or to “ the date of this Agreement ” shall be construed to include the Second Amendment Deed and the Amendment and Restatement
Effective Date, respectively.

(d)

Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(e)

For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) or any creation of, or allocation or transfer of assets, rights, obligations or liabilities to, a series under Delaware law (or any comparable Person under a different jurisdiction’s laws):

(i)
if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and

(ii)
if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity
Interests at such time.
Section 1.03.

Accounting Terms.
(a) Generally
.

All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, except as
otherwise specifically prescribed herein.
(b) Changes in GAAP
.

If at any time any Accounting Change or any other change
as permitted by Section 6.02

would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such Accounting Change as if such Accounting Change has not been made; provided , that until so amended, all financial covenants, standards, and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred.
Section 1.04.

Times of Day

Unless otherwise specified, all references
herein to times of day shall be references to Sydney time.
Section 1.05.

Timing of Payment or Performance.

In the event that
any payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day that is not a
Business Day, the date of such payment (other than as described in the definition of
Interest Period) or performance shall extend to the immediately succeeding

Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.
Section 1.06.

[Reserved]
Section 1.07.

[Reserved]

Section 1.08.

[Reserved]

Section 1.09.

Australian Terms
In this Agreement, where

it relates to a person

or entity incorporated or

established under
the

laws

of

Australia

and

including,

for

the

avoidance

of

doubt,

the

Australian

Loan

Parties,

a
reference to:
(a)

a person being “unable to pay its debts” includes such person being insolvent within the meaning of section 95A of the Australian Corporations Act; and
(b)

a lien or security interest includes any “security interest” as defined in sections
12(1) or (2) of the Australian PPS Act.
Section 1.10.

Australian PPS Act Provisions
(a)

Where the Administrative Agent or the Australian Security Trustee has a
“security interest” (as defined in section 12(1) and 12(2) the Australian PPS Act) under any Loan
Document, to the extent the law permits:
(i)
for the purposes of sections 115(1) and 115(7) of the Australian PPS Act:
(A)
the Administrative Agent or the Australian Security Trustee with the benefit of the security interest need not comply with sections 95, 118, 121(4),
125, 130, 132(3)(d) or 132(4) of the Australian PPS Act; and
(B)
sections 142 and 143 of the Australian PPS Act are excluded;
(ii)
for the purposes of section 115(7) of the Australian PPS Act, the
Administrative Agent or the Australian Security Trustee with the benefit of the security interest need not comply with sections 132 and 137(3);
(iii)
each party to this Agreement waives its right to receive from the
Administrative Agent or the Australian Security Trustee any notice required under the
Australian PPS Act (including a notice of a verification statement); and
(iv)
if the Administrative Agent or the Australian Security Trustee with the benefit of a security interest exercises a right, power or remedy in connection with it, that exercise is taken not to be an exercise of a right, power or remedy under the Australian
PPS Act unless the Administrative Agent or the Australian Security Trustee states otherwise at the time of exercise.

However, this clause does not apply to a right, power
or remedy which can only be exercised under the Australian PPS Act.
(b)

This does not affect any rights a person has or would have other than by reason of the Australian PPS Act and applies despite any other clause in any Loan Document.
(c)

Despite anything else in any Loan Document, no party may disclose any information in connection with any Loan Document under section 275(4) of the Australian PPS
Act unless section 275(7) of the Australian PPS Act applies.
Section 1.11.

Exchange Rates; Currency Equivalents.
(a)

Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial ratios hereunder or except as otherwise provided herein (including for purposes of Article 7

and the Threshold Amount), the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as determined by the Administrative Agent in accordance with this Agreement.

No Default or
Event of Default shall arise as a result of any limitation or threshold set forth in Dollars in
Article 6

or the Threshold Amount being exceeded solely as a result of changes in currency exchange rates between the date on which the relevant amount is due to be calculated in accordance with the terms of the Loan Documents and the actual date of determination of the
Dollar Equivalent that amount.
Section 1.12.

[Reserved]

ARTICLE 2.
THE COMMITMENTS AND BORROWINGS
Section 2.01.

The Facility.

Subject to the terms of this Agreement,
each Lender severally agrees to make available to the Borrowers the Facility, for
Loans drawable in Dollars, provided , however , that after giving effect to any
Borrowing:
(a)

the Total Outstandings shall not exceed the Maximum Revolving

Credit; and

(b)

the aggregate Outstanding Amount of the Loans of any Lender shall not exceed such Lender’s Commitment; and
(c)

the Total Outstandings of the Loans shall not exceed the aggregate amount of
Commitments of all Lenders taken as a whole.
The obligations of

each Lender under this

Agreement are several.

Failure by a

Lender to
perform its

obligations

under this

Agreement does

not

affect

the

obligations

of

any

other

Party
under this Agreement.

No Lender is responsible

for the obligations of

any other Lender under

this
Agreement.
The

rights

of

each

Lender

under

or

in

connection

with

this

Agreement

are

separate

and
independent rights and any

debt arising under this

Agreement to a Lender

from a Loan Party is

a

separate and independent debt in

respect of which a Lender

shall be entitled to enforce

its rights in
accordance with this

Agreement.

The rights of

each Lender include any

debt owing to that

Lender
under this Agreement

and for the avoidance

of doubt, any part

of a Utilisation or

any other amount
owed by a Loan Party

which relates to a Lender’s participation in

a Facility is a debt owing

to that
Lender by that Loan Party.
A Lender may, except as specifically provided in the Loan Documents, separately enforce its rights under or in connection with this Agreement.
Section 2.02.

Utilisation.
(a)

A Borrower may utilize the Facility by delivery to the Administrative Agent of a duly completed Borrowing Notice by no later than 11:00 a.m. (Sydney time) five (5) Business
Days prior to the proposed Utilisation Date.

(b)

Each Borrowing Notice for a Loan is irrevocable and will not be regarded as having been duly completed unless:
(i)
it identifies the applicable Borrower requesting the proposed Loan;
(ii)
[not used];

(iii)
the proposed Utilisation Date is a Business Day within the Availability
Period;

(iv)
the currency and amount of the Utilisation comply with Section 2.03 ; and
(v)
the proposed Interest Period complies with Section 2.12 .
(c)

Only one Loan may be requested in each Borrowing Notice.
Section 2.03.

Currency and amount
(a)

The currency specified in a Borrowing Notice must be Dollars.
(b)

The amount of the proposed Loan must be an amount which would not cause a breach of the proviso in Section 2.01

and must be a minimum of $20,000,000 unless otherwise
agreed by the Administrative Agent.
Section 2.04.

Lenders’ participations
(a)

Following receipt of a Borrowing Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable
Loan.

In the case of any Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. (Sydney time) on the Business Day specified in the applicable
Borrowing Notice.

Upon satisfaction or waiver of the applicable conditions set forth in
Section
4.02

(and, if such Borrowing is on the Amendment and Restatement Effective Date ,
Section

4.01)

, the Administrative Agent shall make all funds so received available to the applicable
Borrower in like funds as received by the Administrative Agent either by (A) crediting the account of the applicable Borrower on the books of the Administrative Agent with the amount of such funds or (B) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Borrower.

(b)

[Not used]
(c)

[Not used]

Section 2.05.

[Reserved]
Section 2.06.

[Reserved]
Section 2.07.

[Reserved]

Section 2.08.

Prepayments.

(a) Optional
.

The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided
, that:

(i)
such notice must be received by the Administrative Agent not later than
11:00 a.m. (Sydney time) prior to the date of the proposed prepayment;
(ii)
any prepayment of Loans shall be in a minimum principal amount of
$1,000,000 or a whole multiple of $500,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; and
(iii)
the Borrowers shall pay the Administrative Agent (for the account or each
Lender) any accrued but unpaid interest and (if the prepayment is to be made before the
Make-Whole Date) any Make-Whole Premium on the Loans or any part thereof prepaid on the date of such prepayment.

(b) Mandatory
.

(i)
If, at any time (including as determined on delivery of a Borrowing Base
Certificate), the Total Outstandings at such time exceed the Maximum Revolving Credit, then, within three (3) Business Day of the occurrence of such event or of receipt of a notice from the Administrative Agent, the Borrowers shall prepay the outstanding Loans
(together with any Make-Whole Premium in respect of the amount prepaid) and/or provide Cash Collateral (the “ Borrowing Base Cash Collateral ”), in either case, in an aggregate amount sufficient (or which would, on prepayment, be sufficient) to reduce the amount of Total Outstandings as of such date of payment to an amount less than or equal to the Maximum Revolving Credit; provided that, where Borrowing Base Cash Collateral is provided:

(A)
if on either of the following two consecutive dates on which a
Borrowing Base Certificate is required to be delivered in accordance with the terms of this Agreement (each a “ Borrowing Base Certificate Delivery Date ”), the Total Outstandings (as determined on the date of each such Borrowing Base
Certificate and without taking into account any Borrowing Base Cash Collateral)
exceed the Maximum Revolving Credit, then, at any time on or after the date of the second Borrowing Base Certificate Delivery Date following the payment of the Borrowing Base Cash Collateral, the Administrative Agent shall be entitled to apply that Borrowing Base Cash Collateral towards prepayment of the outstanding Loans in an aggregate amount sufficient to reduce the amount of
Total Outstandings as of such date of prepayment to an amount less than or equal to the Maximum Revolving Credit; and
(B)
if, on each of the first, second, third and fourth Borrowing Base
Certificate Delivery Dates following the payment of the Borrowing Base Cash
Collateral, the Total Outstandings (as determined on the date of each Borrowing
Base Certificate delivered in accordance with the terms of this Agreement on and prior to the fourth Borrowing Base Certificate Delivery Date, and without taking into account any Borrowing Base Cash Collateral held in the Collateral Account at the relevant time) are less than or equal to the Maximum Revolving Credit, then, within five (5) Business Days of the date of the fourth Borrowing Base
Certificate Delivery Date following the payment of the Borrowing Base Cash
Collateral, the Borrowers may withdraw (and, upon request by a Borrower, the
Administrative Agent shall withdraw) all or a portion of that Borrowing Base
Cash Collateral from the Collateral Account for deposit into a Deposit Account provided that no Event of Default is continuing or would result from the proposed withdrawal.

(ii)
Prepayments of the Facility made pursuant to this Section 2.08(b) , shall be applied ratably to the outstanding Loans.
(iii)
If the Administrative Agent exercises its right to apply any Borrowing
Base Cash Collateral held in the Collateral Account towards prepaying the outstanding
Loans, the Borrowers shall pay all accrued interest and Make-Whole Premium in respect of the amount prepaid promptly on demand by the Administrative Agent.
(c) Change of Control.
(i)
If a Change of Control occurs, the Borrowers shall promptly notify the
Administrative Agent upon becoming aware of such event, and each Lender shall be entitled to require, by written notice to the Borrowers, that on or before the date that is five (5) Business Days after the date on which it has been notified that such Change of
Control has occurred, that:

(A)
all amounts arising under the Loan Documents that are owed or outstanding or otherwise payable by the Loan Parties to that Lender will become immediately due and payable, and the Borrowers will immediately prepay or procure the prepayment of all such amounts (including all accrued interest, applicable Make-Whole Premium, fees, expenses and other amounts due and/or payable under the Loan Documents), including all Loans provided by that Lender;
and
(B)
the undrawn Availability of that Lender will be cancelled and such
Lender shall have no obligation to participate in further Borrowings requested under this Agreement.
(ii)
For the avoidance of doubt, the Collateral Agent shall not be required to release any Collateral in connection with a Change of Control until such all amounts that are required to be prepaid pursuant to this Section 2.08(c)

have been received by the
Administrative Agent.

Section 2.09.

Cancellation of Commitments

At the close of business on the last

Business Day of the Availability Period, any portion of
the Commitments remaining undrawn will be cancelled.
Section 2.10.

Restrictions
(a)

Any notice of cancellation, prepayment, authorization or other election given by any Party under Section 2.08

shall be irrevocable and, unless a contrary indication appears in this agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.
(b)

Any prepayment under this Agreement shall be made together with accrued interest and any applicable Make-Whole Premium on the amount prepaid and, subject to Section
3.07 , without premium or penalty.
(c)

Unless a contrary indication appears in this Agreement, any part of the Facility which is prepaid or repaid may be reborrowed subject to:
(i)
the delivery of a written request by the Borrowers within 5 Business Days after the relevant prepayment or repayment (the “ Reborrowing Election Period ”) that such amount shall remain available to be reborrowed; and

(ii)
the written consent of all Lenders in their absolute discretion to such request (failing which an amount of the Commitments equal to the amount prepaid or repaid shall be permanently cancelled on the last day of the Reborrowing Election Period or, if earlier, the date on

which the Administrative Agent has notified the Borrowers in writing that the Lenders have declined to consent to the relevant amount continuing to be available for reborrowing and shall not be available to be reborrowed), provided that for

any relevant prepayment

or repayment by the

Borrowers, if the

Borrowers do not
deliver a written

request within

the Reborrowing Election

Period in accordance

with
paragraph
(c)(i)

above in relation

to such

prepayment or repayment,

the relevant amounts

which have been

prepaid or repaid

by the

Borrowers shall be

automatically and

permanently cancelled

on the

last
day of that Reborrowing Election Period.
(d)

The Borrowers shall not repay or prepay all or any part of the Utilisations or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.
(e)

No amount of the Commitments cancelled under this Agreement may be subsequently reinstated.
(f)

If the Administrative Agent receives a notice under
Section 2.08

it shall promptly
forward a copy of that notice to either the Borrowers or the affected Lender, as appropriate
(g)

Notwithstanding any other provision in this Agreement, in the event that all or any portion of any Loan is (or is required to be) repaid or prepaid pursuant to Section 2.08, 3.02,
8.02 or 8.05(b) at any time on or before the applicable Make-Whole Date for such Loan, any such repayment or prepayment of such Loan shall be made together with the Make-Whole
Premium.
Section 2.11.

Repayment of Loans.
The Borrowers shall, on a joint and several basis in accordance with Section 11.19 , repay to

the

Lenders

on

the

Maturity

Date

the

aggregate

principal

amount

of

all

Loans

together

with
accrued

interest,

applicable

Make-Whole

Premium,

fees,

expenses

and

any

other

amounts
outstanding under the Loan Documents on such date.
Section 2.12.

Interest
.

(a)

Subject to the provisions of
Section 2.12(b) , each Loan shall bear interest on the
outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Applicable Rate.

(b)

While any Event of Default exists, if any principal of or interest on any Loan or any fee or any other amount payable by the Borrowers hereunder is not, in each case, paid or reimbursed when due, whether at stated maturity, by acceleration,

on demand or otherwise, the
relevant overdue amount shall bear interest, to the fullest extent permitted by law, after as well as before judgment, at a rate per annum equal to the Default Rate.

Accrued and unpaid interest on
past due amounts (including interest on past due interest) shall be due and payable upon demand by the Administrative Agent and will be compounded at the end of each Interest Period.
(c)

Interest on each Loan under
paragraph (a)

above shall be due and payable in
arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.

Section 2.13.

Fees
.
(a) Commitment Fee
.

The Borrowers shall pay to the Administrative Agent for the
account of each Lender in accordance with its Applicable Percentage, a commitment fee (the
“ Commitment Fee ”) equal to 9.00% per annum, calculated on the actual daily amount by which the aggregate Commitments of all Lenders exceed the Total Outstandings, determined as of the date of the Second Amendment Deed and daily thereafter.

The Commitment Fee shall accrue on
a daily basis at all times from the date of the Second Amendment Deed to and including the date falling 12 months after the Second Amendment Deed, including at any time during which one or more of the conditions in Article 4

is not met, and shall be due and payable in arrears on each
Interest Payment Date, commencing with the first Interest Payment Date to occur after the date of the Second Amendment Deed,

and on the date falling 12 months after the date of the Second
Amendment Deed.
(b) Upfront Fees
.

The Borrowers shall pay to the Administrative Agent, for the account of each Lender, fees in the amounts and at the times specified in the applicable Fee
Letter.

Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(c) Administrative Agent Fees
.

The Borrowers shall pay to the Administrative
Agent for its own account fees in the amounts and at the times specified in the applicable Fee
Letter.

Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(d) Collateral Agent Fees
.

The Borrowers shall pay to the Collateral Agent for its
own account fees in the amounts and at the times specified in the applicable Fee Letter.

Such
fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
Section 2.14.

Computation of Interest and Fees
.

All computations of interest for Loans shall be made on the basis of a year of 360 days, as the case may be, and actual days elapsed.

All other computations of fees and interest shall be
made on the basis of a 360-day year and actual days elapsed.

Interest shall accrue on a daily
basis on each Loan on and from the day on which the Loan is made, but shall not accrue on a
Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided , that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.16(a) , bear interest for one day.

Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
Section 2.15.

Evidence of Debt
.

The Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and, as part of the Register, by the Administrative Agent in the ordinary course of business.

The accounts or records maintained by the Administrative
Agent and each Lender shall be conclusive absent manifest error of the amount of the
Borrowings made by the Lenders to the Borrowers and the interest and payments thereon.

Any
failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.

In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Section 2.16.

Payments Generally; Administrative Agent’s
Clawback .
(a) General
.

All payments to be made by the Borrowers or the other Loan Parties shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.

Except as otherwise expressly provided herein, all payments by the Borrowers or the other Loan Parties hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in
Dollars and in immediately available funds not later than 2:00 p.m. (Sydney time) on the date specified herein.

The Administrative Agent will promptly distribute to each Lender its ratable share of such payment in like funds as received by wire transfer to such Lender.

All payments
received by the Administrative Agent after 2:00 p.m. (Sydney time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

If
any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

Notwithstanding anything to the
contrary, to the extent the Administrative Agent receives a payment or other amount after the date such payment or other amount is due, the Administrative Agent, in its sole discretion, may distribute such payment or other amount to the relevant Lender of record (or other Person of record entitled to such payment) as of the date such payment or other amount is received by the
Administrative Agent.
(b) Payments by Borrowers; Presumptions by Administrative Agent
.

Unless the
Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that such Borrowers will not make such payment, the Administrative Agent may assume that such
Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to such Lenders, as the case may be, the amount due.

In such event,
if such Borrower has not in fact made such payment, then each of the Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.
Notwithstanding

the foregoing

paragraphs in

this
Section 2.16(b)
, where

a

sum is

to be
paid by Borrower to the Administrative Agent under the Loan Documents for for the account of a
Secured Party,

the Administrative

Agent is

not obliged

to pay

that sum

to that

other party

(or to
enter

into

or

perform

any

related

exchange

contract)

until

it

has

been

able

to

establish

to

its
satisfaction that it has actually received that sum.
A notice of the

Administrative Agent to

any Lender or the

Borrowers with respect to

any
amount owing under this Section 2.16(b)

shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent
.

If any Lender makes available to the
Administrative Agent funds for any Loan to be made by such Lender to the Borrowers as provided in the foregoing provisions of this Article 2 , and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Borrowing set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, the
Administrative Agent shall promptly return such funds (in like funds as received from such
Lender) to such Lender, without interest.
(d) Obligations of Lenders Several
.

The obligations of the Lenders hereunder to
make Loans are several and not joint.

The failure of any Lender to

make any Loan on any date

required hereunder shall not relieve

any
other

Lender

of

its

corresponding

obligation

to

do

so

on

such

date,

and

no

Lender

shall

be
responsible for the failure of any other Lender to do so.
(e) Funding Source
.

Nothing herein shall be deemed to obligate any Lender to
obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(f) Payments after due date.

Notwithstanding anything to the contrary, to the extent
the Administrative Agent receives a payment or other amount after the date such payment or other amount is due, the Administrative Agent, in its sole discretion, may distribute such payment or other amount to the relevant Lender of record (or other Person of record entitled to such payment) as of the date such payment or other amount is received by the Administrative
Agent.
Section 2.17.

Sharing of Payments by Lenders
.

If any Lender would,
as a result of (and after taking account of) exercising or having exercised any right of setoff or counterclaim or otherwise, obtain payment in respect of:

(a)

Obligations due and payable to such Lender hereunder and under the other Loan
Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan
Documents at such time) of the relevant payment on account of the Obligations which have become due and payable, or

(b)

Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (x) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (y) the aggregate amount of the Obligations owing (but not due and payable) to all
Lenders hereunder and under the other Loan Parties at such time) of the relevant payment on account of the Obligations owing (but not due and payable),
then the Lender receiving such greater proportion shall (i) notify the Administrative
Agent of such fact, and (ii) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the
Lenders, as the case may be, provided
, that:

(i)
if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)
the provisions of this Section 2.17

shall not be construed to apply to

(A)
any payment obtained by a Lender as consideration for the
assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrowers or any Subsidiary thereof (as to which the provisions of this Section 2.17

shall apply), or

(B)
any payments pursuant to the Fee Letter.
The Borrowers

consent to

the foregoing

and agree,

to the

extent it

may effectively

do so
under

applicable

law,

that

any

Lender

acquiring

a

participation

pursuant

to

the

foregoing
arrangements may exercise against

the Borrowers rights of

setoff and counterclaim with respect

to
such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation.
Section 2.18.

Disruption to payment systems.

If either the
Administrative Agent determines (in its discretion) that a Disruption Event has occurred or the Administrative Agent is notified by a Borrower that a Disruption
Event has occurred:
(a)

the Administrative Agent may, and shall if requested to do so by the Borrowers, consult with the Borrowers with a view to agreeing with the Borrowers such changes to the operation or administration of the Facility as the Administrative Agent may deem necessary in the circumstances;
(b)

the Administrative Agent shall not be obliged to consult with the Borrowers in relation to any changes mentioned in paragraph (a)

above if, in its opinion, it is not practicable
to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;
(c)

the Administrative Agent may consult with the Secured Parties in relation to any changes mentioned in paragraph (a)

above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;
(d)

any such changes agreed upon by the Administrative Agent and the Borrowers shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon all parties to this Agreement as an amendment to (or, as the case may be, waiver of) the terms of the Loan Documents notwithstanding the provisions of Section 11.01 ;
(e)

the Administrative Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (other than any such damages, costs, losses, diminution in value or liability arising as a result of the negligence, gross negligence or fraud of the Administrative Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Section 2.18 ; and
(f)

the Administrative Agent shall notify the Secured Parties of all changes agreed pursuant to paragraph (d)

above.

Section 2.19.

[Reserved]

ARTICLE 3.
TAXES, YIELD PROTECTION AND ILLEGALITY
Section 3.01.

Taxes.
(a) Payments Free of Taxes
.

Any and all payments by or on account of any
obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law.

If any applicable law (as
determined in good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding

Agent, then the applicable
Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax

then the applicable Loan Party shall pay
an additional amount as is necessary so that after such deductions or withholding has been made
(including such deductions and withholdings applicable to additional sums payable under this
Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such deductions or withholding been made.
(b)
Payment of Other Taxes

by the Borrowers
.

The Loan Parties shall timely pay
any Taxes to the relevant Governmental Authority in accordance with applicable law,

or at the
option of the Administrative Agent timely reimburse it for the payment of any other Taxes.
(c) Indemnification by the Borrowers
.

The Loan Parties shall jointly and severally
indemnify the Administrative Agent and each Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on
or attributable to amounts payable under this Section) payable or paid by the Administrative
Agent or such Lender, or required to be withheld or deducted from a payment to the
Administrative Agent or such Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.

(d) Indemnification by the Lenders
.

Each Lender shall severally indemnify the
Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to
comply with the provisions of Section 11.07(d)

relating to the maintenance of a Participant
Register and (iii) any Excluded Taxes attributable to such Lender,

in each case, that are payable
or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.

A certificate as to the
amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

Each Lender hereby authorizes the Administrative Agent to
set off and apply any and all amounts at any time owing to such Lender under any Loan
Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 3.01(d) .
(e) Evidence of Payments
.

As soon as practicable after any payment of Taxes by
any Loan Party to a Governmental Authority pursuant to this Section 3.01 , such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such
Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f) Status of Lenders
.

(i)
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.

In addition, any Lender, if reasonably requested by the Borrower or the
Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Notwithstanding
anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section
3.01(f)(ii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)
Each Lender shall deliver to the Administrative Agent, upon reasonable prior request by Administrative Agent, duly completed copies of Internal Revenue
Service Form W-8BEN, W-8BEN-E,

W-8ECI, W-8IMY,

W-EXP or W-9,

as may be
applicable, together with any required attachments, if required to establish that such
Lender is exempt from United States backup withholding Taxes (unless such Lender is not subject to United States backup withholding requirements). Without prejudice to any
Recipient’s right to additional amount or indemnification under this Section 3.01, the
Borrowers, each Lender and the Agents agree to treat interest and fees with respect to the

Facility as foreign-source income for U.S. federal income tax purposes, unless otherwise required by a Change in Law after the Amendment and Restatement Effective Date or a determination within the meaning of Section 1313(a) of the Code. The Borrowers shall timely and accurately make any reporting or disclosures required under the Code relating to the position in the preceding sentence (including reporting on behalf of any Lender to the extent reporting by such Lender would be required and may be made by the
Borrowers under Section 6114 of the Code and the regulations thereunder).
(iii)
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA

if such Lender were to fail
to comply with the applicable reporting requirements of FATCA

(including those
contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the
Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under
FATCA

and to determine that such Lender has complied with such Lender’s obligations under FATCA

or to determine the amount to deduct and withhold from such payment.

Solely for purposes of this clause (iii)
, “FATCA”

shall include any amendments made to
FATCA

after the date of the Second Amendment Deed.
Each Lender

agrees

that

if

it

becomes aware

that

any

form

or

certification

it

previously
delivered expires or has become obsolete or

inaccurate in any respect, it shall update such

form or
certification or promptly notify the

Borrower and the Administrative Agent in

writing of its legal
inability to do so.

(g)
Treatment

of Certain Refunds
.

If any party determines, in its sole discretion
and good faith judgment, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01

(including by the payment of additional amounts
pursuant to this Section 3.01 ), it shall promptly pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnified payments made under this Section with respect to the Taxes giving rise to such refund) net of all out-of-pocket expenses (including
Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).

Such indemnifying party, upon
the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g)

(
plus

any penalties, interest or other charges imposed by the
relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.

Notwithstanding anything to the contrary in this
paragraph (g) , in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g)

the payment of which would place the
indemnified party in a less favorable net after-Tax

position than the indemnified party would
have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.

This paragraph shall not be construed to

require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h) Survival
.

Each party’s obligations under this
Section 3.01

shall survive the
resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligation under any Loan Document.
(i) Defined Terms
.

For purpose of this
Section 3.01 , the term “applicable law”
includes FATCA.
Section 3.02.

Illegality
.

If any Lender determines that as a result of any Change in Law it becomes unlawful, or that any Governmental Authority asserts that it is unlawful, for any Lender to make, maintain or fund any Loans, any Loans, or to determine or charge interest rates, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, any obligation of such Lender to make or continue the relevant Loans shall be suspended until such Lender notifies the
Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.

Upon receipt of such notice, the Borrowers shall, upon demand from such
Lender (with a copy to the Administrative Agent), prepay all such Loans of such Lender
(together with all accrued but unpaid interest on such Loans, applicable Make-Whole Premium, and all fees, expenses and other amounts due and/or payable to that Lender or on or in respect of such Loans), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Loans to such day, or immediately,

if such Lender may not lawfully
continue to maintain such Loans.

Upon any such prepayment, the Borrowers shall also pay
accrued interest on the amount so prepaid.

Section 3.03.

[Reserved]
Section 3.04.

Increased Costs
(a)

Subject to
Section 3.06

below, a Borrower shall, within 3 Business Days of a
demand by the Administrative Agent, pay for the account of a Lender the amount of any
Increased Costs incurred by that Lender or any of its Affiliates as a result of:
(i)
the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation;
(ii)
compliance with any law or regulation,
made after the Amendment and Restatement Effective Date. This includes any law or regulation with regard to capital adequacy, prudential limits, liquidity,

reserve assets or
Tax.

(b)

In this agreement "
Increased Costs " means:
(i)
a reduction in the rate of return from a Facility or on a Lender’s (or its
Affiliate’s) overall capital (including as a result of any Tax on capital or reduction in the
rate of return on capital as more capital is required to be allocated);
(ii)
an additional or increased cost; or
(iii)
a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Lender or any of its Affiliates to the extent that it is attributable to that Lender having entered into its Commitment or funding or performing its obligations under any Loan Document.
(c)

In this agreement "
Basel III " means:
(i)
the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking
Supervision in December 2010, each as amended, supplemented or restated;
(ii)
the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text" published by the Basel Committee on Banking
Supervision in November 2011, as amended, supplemented or restated; and
(iii)
any further guidance or standards published by the Basel Committee on
Banking Supervision relating to "Basel III".
Section 3.05.

Increased cost claims
(a)

A Lender intending to make a claim pursuant to
Section 3.04

shall notify the
Administrative Agent of the event giving rise to the claim, following which the Administrative
Agent shall promptly notify a Borrower.
(b)

Each Lender shall, as soon as practicable after a demand by the Administrative
Agent, provide a certificate confirming the amount of its Increased Costs.
Section 3.06.

Exceptions
Section 3.04

does not apply to the extent any Increased Cost is:
(a)

attributable to a Tax Deduction required by law to be made by a Loan Party;
(b)

attributable to a FATCA

Deduction required to be made by a Party;

(c)

compensated for by
Section 3.01

(or would have been compensated for under
Section 3.01

(but was not so compensated solely because any of the exclusions in
Section 3.01
applied)); or
(d)

attributable to the wilful breach by the relevant Lender or its Affiliates of any law or regulation; or
(e)

attributable to the implementation or application of or compliance with the
"International Convergence of Capital Measurement and Capital Standards, a Revised
Framework" published by the Basel Committee on Banking Supervision in June 2004 in the
form existing on the Amendment and Restatement Effective Date (but excluding any amendment arising out of Basel III) ( "Basel II" ) or any other law or regulation which implements Basel II
(whether such implementation, application or compliance is by a government, regulator, Lender or any of its Affiliates).
Section 3.07.

Compensation for Losses
.

Upon demand of any Lender
(with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly indemnify and compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)

any conversion, payment or prepayment of any Loan, on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory,

automatic, by reason of
acceleration, or otherwise);
(b)

any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow,

or continue any Loan on the date or in the amount notified by the Borrowers; or
(c)

any assignment of a Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to Section 11.14 ;
including any loss or

expense arising from the

liquidation or reemployment

of funds obtained by
it

to maintain

such Loan

or from

fees payable

to

terminate the

deposits from

which such

funds
were obtained,

but excluding

any loss

of anticipated

profits.

The Borrowers

shall also

pay any
customary administrative fees charged by such Lender in connection with the foregoing.
Amounts payable under this clause will be calculated to include the amount (if any) by which:
(d)

the interest

which a

Lender should

have received

for the

period from

the date

of
receipt of all or any part of its participation

in a Loan to the last day of the current

Interest Period
in respect of that Loan,

had the principal amount received

been paid on the last day

of that Interest
Period;
exceeds:
(e)

the amount which that Lender would be able to obtain by placing an amount equal to the

principal

amount received

by it

on

deposit

with a

leading

bank

in the

relevant market

or

acquiring a bill of exchange accepted by a leading bank for

a period starting on the Business Day
following receipt or recovery and ending on the last day of the current Interest Period.
It is an amount payable in lieu of interest which would otherwise have been paid.
Section 3.08.

Mitigation Obligations; Replacement of Lenders.
(a)

If any Lender requests compensation under

Section 3.04
, or the Borrowers are
required to pay any Indemnified Taxes or additional amount to any Lender,

the Administrative
Agent or any Governmental Authority for the account of any Lender pursuant to Section 3.01 , or if any Lender gives a notice pursuant to Section 3.02 , then such Lender shall use reasonable efforts to assign its rights and obligations hereunder to another of its offices, branches or
Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01

or

Section 3.04
, as the case may be, in the
future, or eliminate the need for the notice pursuant to Section 3.02 , as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.

The Borrowers hereby agree to pay all reasonable
costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b) Replacement of Lenders . If any Lender requests compensation under Section
3.04 , then the Borrowers may replace such Lender in accordance with Section 11.14 .
Section 3.09.

Survival
.

All of the Borrowers’ obligations under this
Article 3

shall survive termination of the aggregate Commitments and repayment of all other Obligations hereunder.
ARTICLE 4.
CONDITIONS PRECEDENT TO BORROWINGS
Section 4.01.

Conditions of Amendment and Restatement Effective
Date .

Each Lender’s Commitments and obligations hereunder shall become effective, on the terms and subject to the other conditions set forth herein, upon the satisfaction (or waiver) of the conditions precedent in Schedule 2 (“ Conditions precedent
”) of the Refinancing Coordination Deed.

Section 4.02.

Conditions to All Borrowings
.

The obligation of each
Lender to honor any Borrowing Notice is subject to the following conditions precedent:
(a)

The representations and warranties of each Loan Party and its Subsidiaries contained in this Agreement and each other Loan Document, shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material
Adverse Effect qualification, in all respects) on and as of the date of such Borrowing, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(b)

No Default or Event of Default shall have occurred and be continuing, or would result from such proposed Borrowing or from the application of the proceeds thereof.
(c)

After giving effect to any Borrowing, the Total Outstandings shall not exceed the
Maximum Revolving Credit.

(d)

The Administrative Agent shall have received a Borrowing Notice in accordance with the requirements hereof.
(e)

If the Utilisation Date of such proposed Borrowing falls after the date falling 12 months after the date of the Second Amendment Deed,

the Administrative Agent (acting on the
instructions of all Lenders) has given its prior written consent to such proposed Borrowing.
Each Borrowing Notice

submitted by the

Borrowers shall be

deemed to be

a representation
and warranty that the conditions

specified in
Sections 4.02(a)

and
(b)

have been satisfied on

and
as of the date of the applicable Borrowing.

ARTICLE 5.
REPRESENTATIONS

AND WARRANTIES
The

Borrowers

and

each

Guarantor,

on

behalf

of

themselves

and

their

respective
Subsidiaries, represents

and warrants

to the

Administrative Agent

and the

Lenders (at

the times
specified in Section 5.30 ) that:
Section 5.01.

Existence, Qualification and Power
.
(a)

(i)

Each Loan Party and each of its respective Subsidiaries is duly incorporated, organized or formed and validly existing under the Laws of its jurisdiction of incorporation or organization and

(ii)
each U.S. Loan Party and each of its respective Subsidiaries is in good standing under the Laws of the jurisdiction of its incorporation or organization, except, in the case of this clause (ii) , to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
(b)

Each Loan Party and each of its respective Subsidiaries has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to

(i)
own or lease its material assets and to carry on its business substantially as it is conducted immediately prior to the Amendment and Restatement Effective Date,

(ii)
execute, deliver and perform its obligations under the Loan Documents to which it is a party and consummate the Transactions, and

(iii)
is duly qualified and is licensed and, as applicable, in good standing, under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license.

Section 5.02.

Authorization; No Contravention
.

The execution,
delivery and performance by each Loan Party of each Loan Document,

(a)

have been duly authorized by all necessary corporate or other organizational action, and

(b)

do not and will not

(i)
contravene the terms of any of such Person’s Organization Documents;

(ii)
conflict with or result in any breach or contravention of, or the creation of any Lien (except for any Liens that may arise under the Loan Documents) under, or require any payment to be made under (A) any Contractual Obligation to which such
Person is a party or affecting such Person or the properties of such Person or any of its
Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or

(iii)
violate any Law,

except,

in

the

case

of
clauses (b)(ii)

and
(iii)
,

as

could

not

reasonably

be

expected

to

have

a
Material Adverse Effect.
Section 5.03.

Governmental Authorization; Other Consents.

(a)

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority, and

(b)

no material approval, consents (except consents required from a counterparty to a
Real Property Lease), exemption, authorization, or other action by, or notice to, or filing with any other Person,

in each case, is necessary or required in connection with

(i)
the execution, delivery or performance by any Loan Party of this
Agreement or any other Loan Document, or for the consummation of the Transactions,

(ii)
the grant by any Loan Party of the Liens granted by it pursuant to the
Collateral Documents (including the Australian Collateral Documents), or

(iii)
the perfection of the Liens created under the Collateral Documents
(including the Australian Collateral Documents) (subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement), except for (x) those approvals, consents, exemptions, authorizations or other actions which have already been obtained, taken, given or made and are in full force and effect, and (y) any filings or registrations
(including the lodgment of any financing statement in accordance with the Australian
PPS Act) required to perfect the Liens created under the Collateral Documents (including the Australian Collateral Documents).

Section 5.04.

Binding Effect
.

This Agreement has been, and each other
Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.

This Agreement constitutes, and
each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against such
Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization,

moratorium and other Laws
relating to or affecting creditors’ rights generally,

general principles of equity,
regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.
Section 5.05.

Financial Statements; No Material Adverse Effect
.
(a)

The
Financial Statements

(i)
of Holdings and its Subsidiaries (other than CCPL and Australian Parent)
were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein or in the notes thereto;

(ii)
of CCPL and Australian Parent were prepared in accordance with A-
GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein or in the notes thereto; and
(iii)
give a true and fair view (in the case of audited financial statements) and fairly present (in respect of unaudited financial statements) in all material respects the financial condition and performance of Holdings and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with
GAAP consistently applied throughout the period covered thereby (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein including in any notes thereto).
(b)

The Original Financial Statements of Holdings and its Subsidiaries, certified by a
Responsible Officer of Holdings, copies of which have been furnished to the Administrative
Agent, on or prior to the Amendment and Restatement Effective Date, fairly present in all material respects the consolidated financial condition of Holdings and its Subsidiaries, on a consolidated basis, as at such date and the consolidated results of operations of Holdings and its
Subsidiaries for the period ended on such date, all prepared in accordance with GAAP,

except as
otherwise noted therein.
(c)

Since the Amendment and Restatement Effective Date, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
Section 5.06.

Litigation
.

Except as set forth on Schedule 5.06 , there
are no actions, suits, proceedings, claims, investigations or disputes pending or, to the knowledge of the Borrowers, threatened, at law, in equity,

in arbitration or
before any Governmental Authority, by or against Holdings or any of its

Subsidiaries or against any of their properties or revenues that purport to affect or pertain to this Agreement or any other Loan Document (including the legality or enforceability thereof) or the consummation of the Transactions or as to which there is a reasonable possibility of an adverse determination and that could reasonably be expected to have a Material Adverse Effect.
Section 5.07.

No Default
.

Neither Holdings nor any of its Subsidiaries
is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse
Effect.

No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other
Loan Document.
Section 5.08.

Ownership of Property; Subsidiaries; Equity Interests
.
(a)

Each of Holdings and each of its Subsidiaries, subject to Permitted Liens, has

(i)
good and marketable or valid leasehold Mining Title to the Material
Owned Real Property and the Material Leased Real Property necessary for the ordinary conduct of the business and operations of each of the Loan Parties and each of their respective Subsidiaries as presently conducted as of the Amendment and Restatement
Effective Date, and

(ii)
good record title to, or valid leasehold, easement or other real property interests in all other Real Property necessary for the ordinary conduct of the business and operations of the Loan Parties and their respective Subsidiaries as presently conducted, subject to such defects in title as could not reasonably be expected to materially interfere with the ordinary conduct of the business and operations of any Loan Party or any of its
Subsidiaries.

(b)

Holdings and each of its Subsidiaries has good record title to, or valid leasehold, easement or other property interests in all personal property necessary for or used in the ordinary conduct of the business and operations of the Loan Parties and their respective Subsidiaries as presently conducted.
(c)

as of the Amendment and Restatement Effective Date,

(i)
all Equity Interests held by Holdings or any of its Subsidiaries are set forth on Schedule 5.08(c)
,

(ii)
all of the outstanding Equity Interests in Holdings and its Subsidiaries
have been validly issued, are fully paid and nonassessable (to the extent such concepts exist under applicable Law), and

(iii)
all Equity Interests owned by Holdings and its Subsidiaries are free and clear of all Liens except (x) those created under the Collateral Documents and Australian
Collateral Documents and (y) any Permitted Liens.

(d)

To the knowledge of the Loan Parties on the Amendment and Restatement
Effective Date, all Material Owned Real Property and Material Leased Real Property of the Loan
Parties that is being mined or operated as of the Amendment and Restatement Effective Date is
in physical condition that would permit mining or operations presently conducted.

Section 5.09.

Environmental Compliance
.

Except as disclosed on
Schedule 5.09 , or as otherwise could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(a)

None of Holdings nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability concerning or arising out of
Environmental Laws or Hazardous Materials with regard to any of the Properties, any properties formerly owned or operated by Holdings or its Subsidiaries, or the business operated by
Holdings or any of its Subsidiaries (the “ Business ”).
(b)

Hazardous Materials have not been transported disposed of, released or threatened to be released, from the Properties or otherwise in connection with the Business, in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability of
Holdings or any of its Subsidiaries under, any applicable Environmental Law,

nor have any
Hazardous Materials been generated, treated, stored, released or threatened to be released, or disposed of at, on or under any of the Properties or otherwise in connection with the Business, in violation of, or in a manner that could reasonably be expected to give rise to liability of the Loan
Parties or any of their Subsidiaries under, any applicable Environmental Law.
(c)

No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrowers, threatened under any Environmental Law to which Holdings or any of its Subsidiaries is or, to the knowledge of the Borrowers, will be named as a party or with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other similar administrative or judicial requirements outstanding under any Environmental Law with respect to the Loan Parties, any of their Subsidiaries, the Properties or the Business.
(d)

[Reserved].
(e)

The Properties and all operations at the Properties and of the Business are and have been in compliance with all applicable Environmental Laws.
(f)

Holdings and each of its Subsidiaries

(i)
hold and have held all Environmental Permits required for any of their current operations or for the current ownership, operation or use of the Properties, including all Environmental Permits required for the coal mining-related operations of
Holdings or any its Subsidiaries or, to the extent currently required, any pending construction or expansion related thereto.

Each such Environmental Permit is in full
force and effect and is not subject to appeal, except in such instances where the requirement to hold such Environmental Permit is being contested in good faith by
Holdings or any of its Subsidiaries by appropriate proceedings diligently conducted;

(ii)
are, or have been, in compliance with all Environmental Permits, except in such instances where the requirement of an Environmental Permit is being contested in good faith by Holdings or any its Subsidiaries by appropriate proceedings diligently conducted; and

(iii)
have used commercially reasonable efforts to cause all contractors, lessees and other Persons occupying, operating or using the mines on the Properties to comply with all Environmental Laws and obtain all Environmental Permits required for the operation of the mines.

(g)

To the knowledge of the Borrowers, none of the Properties have any associated direct or indirect acid mine drainage which (i) constitutes or constituted a violation of, or (i)
could reasonably be expected to give rise to liability under, any applicable Environmental Law.

Section 5.10.

Mining.

(a)

Holdings and each of its Subsidiaries has, in the amounts and forms required pursuant to Environmental Law, obtained all performance bonds and surety bonds, or otherwise provided any financial assurance required under Environmental Law for Reclamation or otherwise in the ordinary conduct of the business and operations of the Loan Parties
(collectively, “ Mining Financial Assurances ”), except as could not reasonably be expected to result in a Material Adverse Effect.
(b)

There have been no accidents, explosions, implosions, collapses or flooding at or otherwise related to the Properties of the Business that have, directly or indirectly, resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

(c)

Except as listed

on
Schedule 5.10
, no mining

tenement or interest in

Real Property
is necessary to enable the mining of the Buchanan Mine, the Greenbrier Mine, the Logan Mine or
the Curragh Mine, as such

operations are currently conducted

and each such tenement

or interest
is subject to a Collateral Document or an Australian Collateral Document.

(d)

All Surface Facilities

are located

on the surface

of Real Property

that is owned

(and
not

leased)

by

a

Loan

Party

and

is

subject

to

a

perfected

mortgage

or

security

interest

under

a
Collateral Document, with the following exceptions:
(i)
all of the Surface Facilities servicing the Logan Mine are on leased land;
and
(ii)
a small part of the Surface Facilities servicing the Buchanan Mine are on leased land,

(iii)
a small part of the Surface Facilities servicing the Greenbrier Mine are on leased land,

but in the case of clauses (i) , (ii)

and
(iii)

above the Loan Parties own

the structures, infrastructure
and equipment comprising the Surface Facilities.

Section 5.11.

Insurance
.

The properties of Holdings and its
Subsidiaries are insured with financially sound and reputable insurance companies in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrowers or the applicable Subsidiary operates.

Section 5.12.

Taxes
.
(a)

Holdings and its Subsidiaries have filed all material federal, state and other Tax returns and reports required to be filed, and have paid all material federal, state and other Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable (other than those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP) and are not tax resident in any jurisdiction other than the jurisdiction other than the jurisdiction of their incorporation;
(b)

so far as Holdings and each Subsidiary is aware, there is no proposed material
Tax assessment against Holdings or any of its Subsidiaries;
(c)

the Australian Tax Agreement constitutes an Australian TSA and Australian TFA;
(d)

no Borrower has been a member of any Australian Tax Consolidated Group other than the Australian Tax Consolidated Group of which the Australian Parent is the Head
Company; and

(e)

no Borrower has been a member of any GST Group, other than the GST Group of which CCPL is the representative member.
Section 5.13.

ERISA Compliance
.

(a)

Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect,

(i)
each Plan is in compliance with the applicable provisions of ERISA and the Code (except that with respect to any Multiemployer Plan which is a Plan, such representation is deemed made only to the knowledge of the Loan Parties), and

(ii)
with respect to each Plan, no failure to satisfy the minimum funding standards of Sections 412 or 430 of the Code has occurred, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the
Code has been made.
(b)

There are no pending or, to the knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.

To the knowledge of the Loan
Parties, there has been no nonexempt “prohibited transaction” (as defined in Section 406 of

ERISA) or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)

Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect:

(i)
no ERISA Event has occurred or is reasonably expected to occur;

(ii)
no Pension Plan has any Unfunded Pension Liability;

(iii)
no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title

IV of ERISA with respect to any Pension Plan
(other than premiums due and not delinquent under Section 4007 of ERISA);

(iv)
no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur (except as may occur as a result of relief granted pursuant to section
1113 of the Bankruptcy Code), any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and

(v)
no Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.
Section 5.14.

Existing Indebtedness

Other than the Indebtedness
incurred pursuant to the agreements, documents or instruments set out in Schedule
5.14 , no Loan Party or any of its Subsidiaries has incurred any other Indebtedness as at the Amendment and Restatement Effective Date.
Section 5.15.

Margin Regulations; Investment Company Act
.
(a)

The Borrowers are not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Federal Reserve Board), or extending credit for the purpose of purchasing or carrying margin stock.

Following the application of the proceeds of each
Borrowing, not more than 25% of the value of the assets (either of the Borrowers only or of the
Borrowers and their Subsidiaries on a consolidated basis) subject to the provisions of Section
7.01

or
Section 7.05

or subject to any restriction contained in any agreement or instrument between the Borrowers and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e)

will be margin stock.
(b)

None of the Borrowers, any Person controlling the Borrowers (as determined under the Investment Company Act of 1940), or any Subsidiary is, or is required to register as, an “investment company” under the Investment Company Act of 1940.
Section 5.16.

Disclosure
.

No report, financial statement, certificate or
other information furnished (in writing) by or on behalf of any Loan Party or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading as of the date when made or delivered; provided , that with respect to any forecast, projection or other statement regarding future performance, future financial results or other future developments, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time such information was prepared (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrowers’ control, and that no assurance can be given that the future developments addressed in such information can be realized).
Section 5.17.

Compliance with Laws
.

Holdings and each of its
Subsidiaries are in compliance with the requirements of all Laws (including any zoning, building, ordinance, code or approval or any building or mining permits)
and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which

(a)

such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, or

(b)

the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
Section 5.18.

Intellectual Property; Licenses, Etc
.

Holdings and each
of its Subsidiaries exclusively own, or possess the valid and continuing right to use, all of the Intellectual Property (as set forth on Schedule 5.18 ) necessary to the conduct of its business as presently conducted free and clear of all Liens (other than
Permitted Liens), except where failure to have such Intellectual Property individually or in the aggregate could not reasonably be expected to have a Material
Adverse Effect.

To the knowledge of the Borrowers, the use of such Intellectual
Property by Holdings or any Subsidiary does not infringe upon any rights held by any other Person.

No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrowers, threatened that either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
Section 5.19.

Solvency
.

As of the Amendment and Restatement
Effective Date and after giving effect to the Transactions and the incurrence of the
Indebtedness and obligations being incurred in connection with this Agreement and the Transactions and at all times thereafter,
(a)

the sum of the debt (including contingent liabilities) of Holdings and its
Subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of
Holdings and its Subsidiaries, on a consolidated basis;

(b)

the present fair saleable value of the assets of Holdings and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liabilities
(including contingent liabilities) of Holdings and its Subsidiaries, on a consolidated basis, as they become absolute and matured;

(c)

the capital of Holdings and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to the business of Holdings or its Subsidiaries, on a consolidated basis, contemplated as of the Amendment and Restatement Effective Date;

(d)

Holdings and its Subsidiaries, on a consolidated basis, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities)
beyond their ability to pay such debt as they mature in the ordinary course of business; and

(e)

Holdings and its Subsidiaries are not otherwise unable to pay its or their respective debts.
For the purposes

hereof, the

amount of any

contingent liability

at any time

shall be computed

as
the amount that, in light of

all of the facts and

circumstances existing at such time, represents

the
amount that can reasonably be expected to become an actual or matured liability.
Section 5.20.

Casualty, Etc
.

Neither the businesses nor the properties
of Holdings or any of its Subsidiaries have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
Section 5.21.

Labor Matters.

Except as specifically disclosed on
Schedule 5.21 , there are no collective bargaining agreements or Multiemployer
Plans covering the employees of Holdings or any of its Subsidiaries as of the
Amendment and Restatement Effective Date.

As of the Amendment and
Restatement Effective Date, neither Holdings nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years.

Since the Amendment and Restatement Effective Date, neither
Holdings nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty that could reasonably be expected to result in a
Material Adverse Effect.

Section 5.22.

Collateral Documents
.

The provisions of the Collateral
Documents (including the Australian Collateral Documents), together with such filings and other actions required to be taken hereby or by the applicable Collateral
Documents or the Australian Collateral Documents, when executed and delivered
(and at all times thereafter) are effective to create in favor of the Collateral Agent or the Australian Security Trustee (as applicable) for the benefit of the Secured Parties a legal, valid and enforceable Lien on all right, title and interest of the Collateral owned by the Loan Parties and described therein.
Section 5.23.

Use of Proceeds
.

The Borrowers will use the proceeds of
the Loans solely as provided for in Section 6.15 .
Section 5.24.

Coal Act; Black Lung Act.
(a)

(i)

Holdings, each of its Subsidiaries and each of their respective “related persons” (as defined in the Coal Act) are, and have been, in compliance in all material respects with the Coal Act and any regulations promulgated thereunder, and

(ii)
none of Holdings, its Subsidiaries or each of their respective “related persons” (as defined in the Coal Act) has any liability under the Coal Act, except, in the case of this clause (ii) , as disclosed in Holdings’ Financial Statements (after deducting the minimum balance required by the United States Department of Labor to be maintained in the 501(c)(21) Trust) on or prior to the Amendment and Restatement
Effective Date (or as otherwise disclosed from time to time to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent) or which could not reasonably be expected to have a Material Adverse Effect, or with respect to premiums or other material payments required thereunder which have been paid when due.

(b)

(i) Holdings and each of its Subsidiaries are, and have been, in compliance in all material respects with the Black Lung Act, and

(ii)
neither Holdings nor any of its Subsidiaries has either incurred any Black
Lung Liability or assumed any other Black Lung Liability, or with respect to premiums, contributions or other material payments required thereunder which have been paid when due, except, in the case of this clause (ii) , as disclosed in Holdings’ Financial Statements after deducting the minimum balance required by the United States Department of Labor to be maintained in the 501(c)(21) Trust on or prior to the Amendment and Restatement
Effective Date (or as otherwise disclosed from time to time to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent), or which could not reasonably be expected to have a Material Adverse Effect.
Section 5.25.

Anti-Terrorism

Laws; Anti-Corruption Laws and
Sanctions
.

(a)

None of the Loan Parties or any of their respective Subsidiaries, or any of their respective directors, officers, employees or, to the knowledge of any Loan Party,

any of their
respective agents, Affiliates or representatives is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (i) currently the target of any Sanctions or (ii) located, organized or resident in a country or territory that is the target of comprehensive country-wide or territory-wide Sanctions;

(b)

Each of the Loan Parties and their respective Subsidiaries and their respective directors, officers and employees, in each case acting in their capacity as such, is in compliance with, and has not taken any action directly or indirectly that would violate, Anti-Corruption
Laws, Anti-Money Laundering Laws, Anti-Terrorism

Laws or Sanctions, and each of the Loan
Parties and their respective Subsidiaries have conducted their business in compliance with those laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with those laws and Sanctions.
Section 5.26.

Australian Representations.
(a) Trustee
.

It is not the trustee of any trust or settlement.
Section 5.27.

Structure Chart
The most recent structure chart

provided by Holdings to the Administrative

Agent is a true
and accurate chart setting out the Group showing all ownership percentages.
Section 5.28.

Pari Passu ranking
Each Loan Party’s payment

obligations under this

Agreement ranks at

least pari passu

with
the

claims

of

all

its

other

unsecured

and

unsubordinated

creditors,

except

for

obligations
mandatorily preferred by law applying to companies generally.
Section 5.29.

Governing Law
The choice

of law

of Queensland

as the

governing law

of this

Agreement will

be recognized
and

enforced

in

each

Loan

Party’s

jurisdiction

of

incorporation

and

any

judgement

obtained
against

such

Loan

Party

in

relation

to

this

Agreement

will

be

recognized

in

its

jurisdiction

of
incorporation.
Section 5.30.

Permitted Factoring Arrangement
Other than a factoring arrangement permitted under Section 7.04, no Loan Party or any of its Subsidiaries has entered into any factoring arrangement.
Section 5.31.

Repetition
The representations

and warranties

in this
Article 5

are made

on the

date

of the

Second
Amendment Deed.

Each Repeating Representation shall

be deemed repeated on the

date of each
Borrowing Notice,

on each Utilisation

Date and

on the

last day of

each Interest Period

by reference
to the

facts and

circumstances

existing

on such

date.

Section 5.05(a)

and

(b)

shall be

deemed
repeated on each date of delivery of the relevant Financial Statements.
ARTICLE 6.
AFFIRMATIVE COVENANTS
So long

as any

Lender shall

have any

Commitment hereunder,

any Loan

or other

Obligation
hereunder

shall

remain

unpaid

or

unsatisfied

(other

than

in

respect

of

contingent

obligations,

indemnities and

expenses related

thereto not

then

payable or

in existence

as of

the Termination
Date), each

Loan Party

shall, and

shall cause

each of

its respective

Subsidiaries to

comply at

all
times with the following undertakings:
Section 6.01.

Financial Statements
.

Holdings shall supply to the Administrative Agent in sufficient copies for all the Lenders:
(a)

as soon as the same become available, but in any event within 90 days after the end of each of its financial years, its audited consolidated Financial Statements for that financial year; and
(b)

as soon as the same become available, but in any event within 60 days after the end of the first half of its financial years, its consolidated Financial Statements for that first half.
(c)

as soon as the same become available, but in any event within 45 days after the end of each quarter of its financial years, its consolidated Financial Statements for that quarter.

Section 6.02.

Requirements as to financial statements
(a)

Holdings shall procure that each set of annual Financial Statements delivered by
Holdings pursuant to Section 6.01(a)

shall be audited by the Auditors.
(b)

Each set of Financial Statements delivered by Holdings pursuant to
Section 6.01
shall be certified by a Responsible Officer of Holdings that is the chief financial officer as giving a true and fair view of (in the case of annual Financial Statements for any financial year), or (in other cases) fairly representing its financial condition as at the date as at which those Financial
Statements were drawn up.
(c)

Holdings shall procure that each set of Financial Statements delivered for a Loan
Party pursuant to Section 6.01

is prepared using GAAP,

accounting practices and financial
reference periods consistent with those applied in the preparation of the Original Financial
Statements for that Loan Party unless, in relation to any set of Financial Statements, it notifies the Administrative Agent that there has been a change in GAAP,

the accounting practices or
reference periods and its auditors (or, if appropriate, the auditors of the Loan Party) deliver to the
Administrative Agent:
(i)
a description of any change necessary for those Financial Statements to reflect the GAAP,

accounting practices and reference periods upon which that Loan
Party’s Original Financial Statements were prepared; and
(ii)
sufficient information, in form and substance as may be reasonably required by the Administrative Agent, to enable the Lenders to determine whether
Section 7.09

has been complied with and make an accurate comparison between the financial position indicated in those Financial Statements and that Loan Party’s Original
Financial Statements.

(d)

Any reference in this Agreement to those Financial Statements shall be construed as a reference to those Financial Statements as adjusted to reflect the basis upon which the
Original Financial Statements were prepared.
Section 6.03.

Year

-end
Holdings shall not change its financial year-end.
Section 6.04.

Information: miscellaneous

Holdings shall supply to the Administrative Agent (in sufficient copies for all the
Lenders, if the Administrative Agent so requests):
(a)

all documents dispatched by Holdings to its shareholders (or any class of them) or its creditors generally (or any class of them) at the same time as they are dispatched;
(b)

promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group, and which might, if adversely determined, have a Material Adverse Effect;
(c)

promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral tribunal or other tribunal or any order or sanction of any governmental or other regulatory body which is made against any member of the Group and which is reasonably likely to have a Material Adverse Effect;
(d)

promptly following a change in the structure of the Group, an updated group structure chart;
(e)

promptly, such further information regarding the financial condition, business and operations of any member of the Group as any Lender (through the Administrative Agent) may reasonably request;
(f)

promptly, such information as the Administrative Agent may reasonably require about the Collateral and compliance of the Loan Parties with the terms of any Loan Documents;
and
(g)

promptly, notice of any change in authorised signatories of any Borrower signed by a director or secretary of the Borrower accompanied by specimen signatures of any new signatories, provided that no notice of change shall be effective until the Agent and the Lenders have conducted "know your customer" checks on each such new authorised signatory as required under Section 6.06

below.
Section 6.05.

Notification of Default
(a)

Each Loan Party shall notify the Administrative Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Loan Party is aware that a notification has already been provided by another Loan Party).

(b)

Promptly upon a request by the Administrative Agent, Holdings shall supply to the Administrative Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the
Default and the steps, if any, being taken to remedy it).
Section 6.06.

"Know your customer" checks
(a)

If:
(i)
the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of the Second
Amendment Deed;
(ii)
any change in the status of a Loan Party (or of a Holding Company of a
Loan Party) after the date of the Second Amendment Deed;
(iii)
any change in the authorised signatories of a Loan Party after the date of the Second Amendment Deed;

or
(iv)
a proposed assignment or transfer by a Lender of any of its rights and obligations under this agreement to a party that is not a Lender prior to such assignment or transfer,
obliges the Administrative Agent or any Lender (or, in the case of paragraph (iv)

above,
any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Loan Party shall promptly upon the request of the Administrative
Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iv)

above, on behalf of any prospective new Lender) in order for the
Administrative Agent, such Lender or, in the case of the event described in paragraph
(iv)

above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Loan Documents.
Section 6.07.

Certificates; Other Information.

Deliver to the
Administrative Agent, in form and substance reasonably satisfactory to the
Administrative Agent (or, in the case of clause (h)

below, participate in):

(a)

Concurrently with the delivery of the annual field examination delivered under
Section 6.14 , certification from an independent third party acceptable to the Administrative
Agent (acting on the instruction of all Lenders) confirming whether any factoring arrangement has been drawn down or utilized in any way including such that the Loan Party has assigned and sold, or granted security over or factored its right, title and interest in any of its Accounts or receivables pursuant to the factoring arrangement, together with detailed information on the terms of the factoring transaction in form and substance satisfactory to the Administrative Agent;

(b)

concurrently with the delivery of the Financial Statements referred to in
Sections
6.01(a), 6.01(b)

and
6.01(c)

(commencing with the delivery of the Financial Statements for the fiscal quarter ending 30 June 2023), a duly completed Compliance Certificate signed by a
Responsible Officer of Holdings, which shall

(i)
include reasonably detailed computations of the financial covenants set forth in Section 7.09
;

(ii)
state that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action that the Borrowers propose to take with respect thereto;
(iii)
either confirm that there has been no change in the information with respect to the Collateral owned by any Loan Party in the Perfection Certificate delivered on the Amendment and Restatement Effective Date since the date of such Perfection
Certificate or the date of the most recent certificate delivered pursuant to this Section or if any such change has occurred, attaching a Perfection Certificate Supplement signed by the Loan Parties, identifying such changes;

(iv)
confirm compliance with Section 7.07(b)

if a Restricted Payment has been
made in the quarter in respect of which that Compliance Certificate relates; and
(v)
confirm that each Dormant Subsidiary has complied with the terms of
Section 6.26

and provide a list of all Excluded Subsidiaries;

(c)

unless otherwise required to be delivered to the Lenders hereunder, promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any of its Subsidiaries pursuant to the terms of any indenture or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01

or
any other clause of this Section 6.07 ;
(d)

not later than 90 days after the end of each fiscal year of Holdings, a copy of summary projections by Holdings of the operating budget and cash flow budget of Holdings and its respective Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared based on assumptions believed by the Borrowers to be reasonable;
(e)

monthly (as of the last day of each month (or, if such day is not a Business Day, as of the Business Day immediately preceding such last day)), commencing with Borrowing
Base Certificate for the month ended immediately prior to the date of to the date of the Second
Amendment Deed, on or before the twentieth day of each month (or if such twentieth day is not a
Business Day, the next Business Day thereafter), a Borrowing Base Certificate substantially in the form of Exhibit G , as of the date required to be delivered or so requested, in each case with supporting documentation;
(f)

weekly (on or before Friday of each week (or if Friday is not a Business Day, the following Business Day)), commencing with a Borrowing Base Certificate for the week ended immediately prior to the date of the Second Amendment Deed,

a Borrowing Base Certificate

substantially in the form of Exhibit G , as of the date required to be delivered or so requested, in each case with supporting documentation;

(g)

at any other time when the Administrative Agent reasonably believes that the then existing Borrowing Base Certificate is materially inaccurate or when the Administrative Agent reasonably believes that there is a diminution in value of 10% or more in respect of the
Borrowing Base Collateral, in each case, as soon as reasonably available after such request, in each case with supporting documentation as the Administrative Agent may reasonably request, such other reports, statements and reconciliations with respect to the Borrowing Base or
Collateral of any or all Loan Parties as the Administrative Agent shall from time to time reasonably request; and
(h)

promptly notice of (and in any event within three (3) Business Days) after any
Loan Party has knowledge that
(i)
Accounts of the Loan Parties in an aggregate face amount of $2,500,000 or more cease to be Eligible Accounts, or
(ii)
Inventory with an Inventory Value

of $1,000,000 or more ceases to be
Eligible Inventory.
(i)

following the delivery of the Financial Statements referred to in
Section 6.01(a) , a
conference call with the Lenders at a time to be mutually agreed between the Borrowers and the
Administrative Agent.
(j)

promptly following any reasonable request therefor, information and documentation reasonably requested by the Administrative Agent in connection with any outstanding letters of credit providing Acceptable Credit Support.

(k)

on a quarterly basis or on such other frequencies as the Administrative Agent may require from time to time, market prices for metallurgical coal provided or published by an independent third party source acceptable to the Administrative Agent.

Documents

required

to

be

delivered pursuant

to
Section

6.01

or
Section

6.07(a)

(to

the
extent any

such documents

are included

in materials

otherwise filed

with the

SEC

or the

ASX)
may be delivered electronically and if so delivered,

shall be deemed to have been delivered

on the
date:

(i)

on which the Borrowers post such documents, or

provide a link thereto on
the Borrowers’ website on the internet at the website address listed on Schedule 11.02

(or
as the Borrowers may otherwise notify the Administrative Agent);

(ii)

on

which

such

documents

are

posted

on

the

Borrowers’

behalf

on

an
internet

or

intranet

website,

if

any,

to

which

each

Lender

and

the

Administrative

Agent
have

access

(whether

a

commercial,

third-party

website

or

whether

sponsored

by

the
Administrative Agent); or

(iii)

on

which

such

documents

are

filed

for

public

availability

of

the

SEC’s
Electronic Data Gathering and Retrieval system or on the ASX;

provided
,

that

the

Borrowers

shall

notify

the

Administrative

Agent

of

the

posting

of

any

such
documents.

(l)

within 2 Business Days of the date on which the Senior Secured Notes are redeemed in full, a duly completed Compliance Certificate signed by a Responsible Officer of
Holdings which shall confirm that Section 6.16

will continue to be complied with following full
redemption of the Senior Secured Notes and include reasonably detailed computations of:

(i)
Total Tangible

Assets and Consolidated EBITDA of the Group and the
Loan Parties; and
(ii)
particulars of all Project Companies and Excluded Subsidiaries,
in each case, reflecting the position post full redemption of the Senior Secured Notes.

(m)

within 5 Business Days before the first day of each fiscal quarter, a 12-week cash flows projection of the Group.
(n)

promptly on request by the Administrative Agent, a copy of the monthly statements of any bank accounts of any member of the Group, any daily and/or weekly cash position reports of any member of the Group and any other information, documents or reports in relation to the Group’s cash position.
(o)

immediately upon any significant write-down of, or damage to, Inventory, notice to the Administrative Agent of the details of such write-down or damage.
Section 6.08.

Payment of Obligations
.

Pay and discharge as the same
shall become due and payable
(a)

all Tax liabilities, assessments and governmental charges or levies upon it or its
properties or assets except where failure to do so could not reasonably be expected to result in a
Material Adverse Effect, or

(b)

all lawful claims which, if unpaid, would by law become a Lien upon any material portion of the Collateral, unless, in each of clause (a)

or
(b)

above, such liabilities, assessments,
governmental charges, levies or claims are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Holdings or any of its Subsidiaries.

Section 6.09.

Preservation of Existence, Etc.

With respect to each of
the Loan Parties and each of its respective Subsidiaries,

(a)

preserve, renew and maintain in full force and effect its (i) legal existence and (ii)
good standing, in each case, under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.05

or
Section 7.06
;

(b)

take all reasonable action to maintain all material rights, privileges, permits, licenses and franchises necessary for the normal conduct of its business substantially as it is conducted immediately prior to the Amendment and Restatement Effective Date, except in connection with transactions permitted by Section 7.05

or Dispositions permitted by
Section
7.06
; and

(c)

preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse
Effect.
Section 6.10.

Maintenance of Properties
.

With respect to Holdings
and each of its Subsidiaries, maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition (ordinary wear and tear and damage by fire or other casualty or taking by condemnation excepted), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

The Loan Parties shall use, store and
maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any insurance and in conformity with all applicable Law.
Section 6.11.

Maintenance of Insurance
.

(a)

Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or Similar Business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried by companies engaged in Similar Businesses and owning similar properties in localities where Holdings or its Subsidiaries operate.

Without limiting the generality of the
foregoing, each of Holdings and its Subsidiaries will maintain or cause to be maintained:

(i)
liability insurance,

(ii)
business interruption insurance,

(iii)
replacement value casualty insurance on the Collateral and Coal Inventory under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as would be carried or maintained under similar circumstances by Persons of established reputation engaged in Similar Businesses; and
(iv)
trade credit insurance in respect of Eligible Accounts of a Loan Party incorporated in Australia.

(b)

Each such policy of insurance shall

(i)
name the Collateral Agent, on behalf of Secured Parties, as an additional insured thereunder as its interests may appear,

(ii)
in the case of each casualty insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to the Administrative
Agent, that names the Collateral Agent, on behalf of the Secured Parties, as the loss payee thereunder, and
(iii)
in the case of the trade credit insurance in respect of Eligible Accounts of a Loan Party incorporated in Australia, that names the Collateral Agent, on behalf of the
Secured Parties, as the loss payee thereunder,

in each

case, require

that Holdings

and its

Subsidiaries use

commercially reasonable

efforts
to

provide

for

at

least

30

days’

prior

written

notice

to

the

Administrative

Agent

of

any
modification or cancellation of such policy.

Section 6.12.

Compliance with Laws
.

Comply in all respects with the
requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which

(a)

such requirement of Law or order, writ, injunction or decree is being contested in good faith by Holdings or any of its Subsidiaries by appropriate proceedings diligently conducted, or

(b)

the failure to comply therewith could not reasonably be expected to have a
Material Adverse Effect.

Section 6.13.

Books and Records
.

(a)

Maintain proper books of record and account, in which in all material respects full, true and correct entries in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of Holdings and its
Subsidiaries, as the case may be;

(b)

maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over
Holdings or such Subsidiary, as the case may be; and

(c)

each Loan Party shall keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions.
Section 6.14.

Inspection Rights; Field Exams; Appraisals
.

(a)

Provide such assistance to the Secured Parties and electronic copies of such corporate, financial and operating records as reasonably required by the Secured Parties (except to the extent (i) any the provision of any such information is restricted by a requirement of Law or (ii) any such agreements, contracts or the like are subject to a written confidentiality agreement with a non-Affiliate that prohibits Holdings or any its Subsidiaries from granting such access to the Secured Parties; provided , that with respect to such confidentiality restrictions affecting Holdings or any of its Subsidiaries, a Responsible Officer is made available to such
Secured Party to discuss such confidential information to the extent permitted), and to discuss the business, finances and accounts with its officers at such reasonable times during normal business hours, so as to facilitate the conduct of a desktop validation by the Secured Parties (or representatives or independent contractors of the Secured Parties) in respect of the Collateral.

(b)

At any reasonable time and from time to time during regular business hours, upon reasonable notice, permit

(i)
any appraisers or field examiners, in each case as appointed or approved by the Administrative Agent (acting on the instructions of the Required Lenders), to visit the properties of the Loan Parties to, at the Borrowers’ expense, conduct field examinations and inventory appraisals in connection with the Borrowers’ computation of the Borrowing Base, and
(ii)
any representatives or independent contractors of the Administrative
Agent or any of the Lenders to visit the properties of the Loan Parties to, at the Lenders’
expense, conduct evaluations and ongoing maintenance and monitoring of the assets and properties of the Loan Parties or their Subsidiaries constituting Non-ABL Priority
Collateral as the Administrative Agent may reasonably require (acting on the instructions of the Required Lenders);

provided

that, at least

one (1) field examination

and inventory appraisal

may be conducted at

the
Borrowers’ expense per every six-month period.
Notwithstanding the foregoing, following the

occurrence and during the continuation of

a
Default or

an Event

of Default,

such field

examinations and

inventory appraisals

may be

conducted
at the

Borrowers’ expense

as many

times as

the Administrative

Agent shall

consider reasonably
necessary (acting

on the

instructions of

the Required

Lenders).

In addition,

the Borrowers

shall
have the

right (but

not the

obligation), at

the Borrowers’

expense, at

any time

and from

time to
time (but not more than once per twelve

-month period) to provide the Administrative

Agent with
additional field

examinations and

additional inventory

appraisals of

any or

all of

the Collateral,
prepared in a

form and on

a basis reasonably

satisfactory to the

Administrative Agent (acting

on
the instructions of the Required Lenders), in which case such field examination or such inventory appraisal shall be used in connection with the

calculation of the Borrowing Base hereunder.

Each
inventory appraisal

after the

Amendment and

Restatement Effective

Date shall

be performed

by
any appraiser appointed

or approved by

the Administrative Agent

(acting on the

instructions of the
Required Lenders).

Each field examination after the Amendment and

Restatement Effective Date
shall

be

performed

by

any

field

examiner

appointed

or

approved

by

the

Administrative

Agent
(acting on

the instructions

of the

Required Lenders).

With

respect to

each field

examination or
inventory

appraisal

made

after

the

Amendment

and

Restatement

Effective

Date,

the
Administrative

Agent

and

the

Borrowers

shall

each

be

given

at

least

five

(5)

Business

Days

to
review

and

comment

on

the

facts

set

forth

in

a

draft

form

of

such

field

examination

or

such
inventory appraisal prior to its finalization and any adjustments to the Borrowing Base as a result

of

such

field

examination

or

such

inventory

appraisal

shall

become

effective

immediately
following the finalization of such field examination or inventory appraisal; provided , pending the expiration of

such five

Business Day

period, no

Borrowings may

be made

if such

Borrowing would
result

in

the

Total

Outstandings

to

exceed

the

Availability,

calculated

as

if

such

proposed
adjustments had been implemented.
(c)

At any reasonable time and from time to time during regular business hours, upon reasonable notice, permit any appraisers, field examiner or any representatives or independent contractors of the Administrative Agent to visit the Real Property of any of the Borrowers to conduct evaluations, appraisals, surveys and environmental assessments

(i)
at the Lenders’ expense, in connection with monitoring any Non-ABL
Priority Collateral, and

(ii)
after the occurrence and during the continuance of a Default or an Event of Default, at the Borrowers’ expense, in order to market any Collateral for sale in connection with an exercise of remedies by the Administrative Agent under the applicable Collateral Documents, Australian Collateral Documents and applicable Laws.

Section 6.15.

Use of Proceeds.

(a)

Use the proceeds of the Borrowings to fund working capital needs and other general corporate purposes of Holdings and its Subsidiaries, including the financing of capital expenditures, other permitted Investments and any other purpose not prohibited by the Loan
Documents, but in each case, must be in connection with the mining, transportation, storage and sale of Eligible Inventory by any Loan Party or any of Holdings’ Subsidiaries.
(b)

None of the Borrowers shall, directly or indirectly, (x) use the proceeds of any
Borrowing or (y) lend, contribute, or otherwise make available such proceeds to any Subsidiary, joint venture partner, or other Person (i) to fund, finance, or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding, is the target of
Sanctions, or (ii) in any other manner that would result in the violation of Sanctions, Anti-
Corruption Laws, Anti-Money Laundering Laws and Anti-Terrorism Laws, or (iii) to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) or to refund Indebtedness originally incurred for such purpose, in each case, applicable to any party to this Agreement, whether as underwriter, advisor, investor or otherwise.

Section 6.16.

Composition of Loan Party group.

(a)

Subject to
paragraph (e) , Holdings must ensure that, at all times during the term of the Facility, the Loan Parties shall be comprised of all Subsidiaries of Holdings (other than
Excluded Subsidiaries and Dormant Subsidiaries from time to time) ( Loan Party Group ).

(b)

[Reserved]

(c)

[Reserved]
(d)

[Reserved]

(e)

For so long as the Senior Secured Notes remain outstanding, the members of the
Loan Party Group will be the same as those entities which are “guarantors” and security providers (howsoever described) under the Senior Secured Notes Documents, provided that:
(i)
this clause of itself does not require a Secured Party to release an existing
Loan Party; and
(ii)
upon all of the Senior Secured Notes being redeemed, the test provided for in Section 6.16(a)

shall be the sole test to determine the composition of the Loan Party
Group.

(f)

Upon the acquisition of any Material Fixed Asset by any Loan Party (including, without limitation, any acquisition pursuant to a Delaware LLC Division), the Borrowers shall, at the Borrowers’ expense:

(i)
within 30 days (or such longer period as the Administrative Agent may agree) after such acquisition, furnish to the Administrative Agent a description of the
Material Fixed Assets (including if applicable any serial numbers) so acquired in detail reasonably satisfactory to the Administrative Agent; and
(ii)
(A)

with respect to Material Real Property, cause the applicable Loan
Party to duly execute and deliver to the Administrative Agent within 45 days after such acquisition (or such longer period as the Administrative Agent may agree), deeds of trust, trust deeds, deeds to secure debt and/or mortgages, in each case, in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the
Obligations; and

(A)
in connection with the foregoing, upon the request of the
Administrative Agent in its reasonable discretion, deliver to the Administrative
Agent any legal opinions addressed to the Administrative Agent and the other
Secured Parties, reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request; and

(iii)
within 30 days (or such longer period as the Administrative Agent may agree) after such request, cause the applicable Loan Party to provide the Administrative
Agent with all reserve data, material existing mine maps, surveys, title insurance policies, title insurance, abstracts and other evidence of title, Coal reserve calculations or reports, mine plans, mining permit applications and supporting data, but only to the extent that each of the foregoing shall be (x) in the possession of such Loan Party and relating to or affecting the Real Property, including

the Coal reserves, Coal ownership, Real Property
Leases, mining conditions, mines, and mining plans of such Loan Party and (y) prepared and utilized by such Loan Party in its ordinary course of business.

(g)

Notwithstanding anything to the contrary in this
Section 6.16

or in any other Loan
Document

(i)
neither the Borrowers nor the Guarantors will be required to perfect security interests

(A)
in motor vehicles or other assets covered by a certificate of title, other than by the filing of UCC financing statements and Australian PPS Act financing statements,

(B)
in letter of credit rights or other supporting obligations with a value less than $250,000 individually or in the aggregate, and

(C)
in assets requiring perfection solely through control agreements
(other than (A) control of Pledged Collateral to the extent required herein or under any other Loan Document and (B) Deposit Accounts, Securities Accounts and
Commodities Accounts requiring perfection through Blocked Account
Agreements to the extent required by Section 6.22

or any other Loan Document)
and

(ii)
unless otherwise agreed by the Borrower, no security or pledge agreements or foreign intellectual property filings will be required outside of the United
States and Australia.
(h)

[Reserved].

(i)

Holdings shall ensure that:

(i)
all Subsidiaries (other than Excluded Subsidiaries and Dormant
Subsidiaries) as at the Amendment and Restatement Effective Date are a Borrower, a
Guarantor or a Borrower and a Guarantor under the Loan Documents as at the
Amendment and Restatement Effective Date; and
(ii)
any Subsidiary (other than Excluded Subsidiaries and Dormant
Subsidiaries) after the date of the Second Amendment Deed will become party to this
Agreement (and the Security Trust Deed and relevant Loan Documents) as a Borrower, a
Guarantor or a Borrower and a Guarantor by executing and delivering to the
Administrative Agent an “Assumption Agreement” in the form of Exhibit K hereto, any
supplements to the Security Agreement or Intellectual Property Security Agreements, and
any other security and pledge agreements (including any applicable Australian Collateral
Documents), in all such cases, as specified by and in form and substance reasonably satisfactory to the Administrative Agent, within five Business Days of the relevant entity becoming a Subsidiary.

Section 6.17.

Compliance with Environmental Laws
.
(a)

Comply, and use commercially reasonable efforts to cause all lessees and other
Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits and obtain, to the extent necessary, and renew all Environmental
Permits for its operations and properties, except in such instances in which

(i)
the requirement of an Environmental Permit is being contested in good faith by the Borrowers or any of their respective Subsidiaries by appropriate proceedings diligently conducted, or

(ii)
the failure to so comply, obtain or renew,

in addition to the risk thereof,
has been disclosed on Schedule 5.09

or is unlikely to result in a material liability; and

(b)

undertake and perform any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws, except in such instances in which

(i)
the requirement to undertake or perform is being contested in good faith by the Borrowers or any of their respective Subsidiaries by appropriate proceedings diligently conducted, or

(ii)
the failure to so undertake or perform has been, in addition to the risk thereof, disclosed on Schedule 5.09

or is unlikely to result in a material liability.

Section 6.18.

Further Assurances
.

Promptly upon request by the
Administrative Agent, or any Lender through the Administrative Agent,
(a)

correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and
(b)

do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-
register any and all such further acts, deeds, certificates, assurances and other instruments
(including Mortgages) as the Administrative Agent, the Collateral Agent (including, in its capacity as Australian Security Trustee) or any Lender through the Administrative Agent, may reasonably require from time to time in order to

(i)
carry out more effectively the purposes of the Loan Documents,

(ii)
to the fullest extent permitted by applicable law, subject each of the Loan
Parties’ properties, assets, rights or interests (other than, in respect of any U.S. Loan
Party, any Excluded Assets and, in respect of any Loan Party that is a Foreign Subsidiary,
Foreign Excluded Assets) to the Liens now or hereafter intended to be covered by any of the Collateral Documents (including the Australian Collateral Documents), and

(iii)
perfect and maintain the validity, effectiveness and

priority of any of the
Collateral Documents (including the Australian Collateral Documents) and any of the
Liens intended to be created thereunder.
Section 6.19.

Certain Long Term

Liabilities and Environmental
Reserves .

To the extent required by GAAP,

maintain adequate reserves or other
financial assurances for

(a)

future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment,

(b)

future costs associated with retiree and health care benefits,

(c)

future costs associated with Reclamation of disturbed acreage, removal of facilities and other closing costs in connection with its mining operations, and

(d)

future costs associated with other potential Environmental Liabilities.

Section 6.20.

Mining Financial Assurances
.

Maintain all material
Mining Financial Assurances to the extent required pursuant to any Environmental
Law.

Section 6.21.

Administration of Accounts.
(a)

If an Account of any Loan Party includes a charge for any Taxes, the
Administrative Agent is authorized, in its discretion, to pay the amount thereof to the proper taxing authority for the account of such Loan Party if such Loan Party does not do so and to charge such Loan Party therefor; provided , however , that neither the Administrative Agent nor the Lenders shall be liable for any Taxes that may be due from the Loan Parties or with respect to any Collateral.
(b)

Whether or not any Default or Event of Default exists, the Administrative Agent shall have the right at any time, in the name of the Administrative Agent, any designee of the
Administrative Agent or any Loan Party, to verify the validity,

amount or any other matter
relating to any Accounts of any Loan Party by mail, telephone or otherwise.

The Loan Parties
shall cooperate fully with the Administrative Agent in an effort to facilitate and promptly conclude any such verification process.
Section 6.22.

Cash Management System.

(a)

On and from the Amendment and Restatement Effective Date, and at all times thereafter, each of the Loan Parties shall enter into and maintain a Blocked Account Agreement
(it being acknowledged that this may constitute an amendment to any existing blocked account agreement in place prior to the Amendment and Restatement Effective Date on terms acceptable to the Lenders (acting reasonably)), satisfactory in form and substance to the Administrative
Agent in its reasonable discretion, with respect to each of its Deposit Accounts, Securities
Accounts or Commodities Accounts (other than any Excluded Account) (each such Deposit
Account, Securities Account or Commodities Account, a “ Control Account
”).

Each such
Blocked Account Agreement shall permit the Administrative Agent, if a Default or Event of
Default has occurred, upon written notice thereof from the Administrative Agent to Holdings, to instruct the applicable depository to transfer (whether by ACH, wire transfer or otherwise as the
Administrative Agent may direct) by the end of each Business Day all ledger or available, as applicable, cash receipts held in such Control Accounts to the Collateral Account, as directed by the Administrative Agent.

No Loan Party shall direct any Account Debtor, or any customer, to make payments on Accounts to any Deposit Account other than the Control Accounts and the
Collateral Account.
(b)

Each Loan Party shall not establish or maintain any Securities Account,
Commodities Account or Deposit Account that is not a Control Account, in each case, other than any Excluded Accounts.

Each Loan Party shall instruct each Person that is obligated to make any payment to it, to make such payment or to continue to make payment, to the appropriate
Control Account as required by this Section 6.22 .
(c)

Each Loan Party hereby acknowledges and agrees that (i) if a Default or Event of
Default has occurred and is continuing, it shall have no right of withdrawal from the Control
Accounts and (ii) the funds on deposit in the Control Accounts shall at all times continue to be collateral security for all of the Obligations.

In the event that, notwithstanding the provisions of
this Section 6.22 , a Loan Party receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall promptly be deposited into the appropriate Control Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent.
(d)

Without limiting the foregoing, funds on deposit in any Deposit Account or
Securities Account under the sole dominion and control of the Administrative Agent may be invested (but the Administrative Agent shall be under no obligation to make any such investment) in Cash Equivalents at the direction of the Administrative Agent and, except if a
Default or Event of Default has occurred and is continuing, the Administrative Agent agrees with the Borrowers to issue entitlement orders for such investments in Cash Equivalents as reasonably requested by the Borrowers; provided , however , that the Administrative Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon.
(e)

Subject to
clause (a)

above, any amounts received in the Collateral Account and
each other Control Account shall be applied,

first

to payment of all Loans then due, and

then

as directed by the Borrower;

provided

that,

if

an

Event

of

Default

has

occurred

and

is

continuing,

all

amounts

in

Control
Accounts shall be applied pursuant to Section 8.03 .

Section 6.23.

Post-Closing Obligations
.

Perform the obligations set
forth on Schedule 6.23 , as and when set forth therein.
Section 6.24.

Australian Covenants.
(a) Trustee
.

No Australian Loan Party shall become a trustee of any trust or settlement without the prior written consent of the Administrative Agent (acting reasonably)
other than any trust which arises in the ordinary course of its ordinary trading activities.
(b)
Tax

Consolidation
.

Each Australian Loan Party will:

(i)
comply with the Australian Tax Agreement and the Australian TFA

and
ensure that the Australian TSA and Australian TFA are maintained in full force and effect;

(ii)
not amend the Australian Tax Agreement where such variation or amendment may result in it not being a valid Australian TSA for the purposes of the
ITAA 1997;
(iii)
not amend or vary the Australian Tax Agreement or the Australian TFA without the Administrative Agent’s consent where the amendment or variation would materially adversely affect an Australian Loan Party’s cash flows or financial condition or materially increase its present or prospective tax liabilities or liabilities under the
Australian Tax Agreement or the Australian TFA

;
(iv)
not cease to be a party to, or replace or terminate the Australian Tax
Agreement or the Australian TFA without the Administrative Agent’s consent (acting on
the instruction of the Lenders);
(v)
it has provided or will provide a copy of the Australian Tax Agreement to the Australian Commissioner of Taxation within the period required by section 721-
25(3)(b) of the Tax Act if the Australian Taxation

Office gives a notice requiring it to do
so;

(vi)
procure that any member that subsequently joins the Australian Tax
Consolidated Group accede to the Australian Tax Agreement and the Australian TFA.

(vii)
notify the Finance Parties of any actual or alleged breach of the terms of the Australian Tax Agreement and/or the Australian TFA

promptly after its occurrence.
Section 6.25.

Lender Calls.
Receive any presentations prepared by

management for investors and participate in

annual
and

quarterly

conference

calls

with

the

Administrative

Agent

and

the

Lenders,

such

calls

to

be
held at such time as may be agreed to

by the Borrowers and the Administrative Agent, but

in any
event

not

later

than

the

date

which

is

10

Business

Days

after

the

annual

or

quarterly

Financial
Statements are

to be delivered

pursuant to
Section 6.01
, it being

understood that

this covenant

may
be satisfied by

permitting the Lenders

to participate in

conference calls with

the Borrower’s public
shareholders.

Section 6.26. Dormant Subsidiaries
No Dormant Subsidiary shall:
(a)
carry on any

business or incur

any liabilities, including

any Financial Indebtedness;
or
(b)
enter into

any transactions

(including to

sell, lease,

transfer

or otherwise

dispose
any assets) other than for the purposes of winding up.
ARTICLE 7.
NEGATIVE COVENANTS

Section 7.01.

Liens
.

Holdings and each other Borrower shall not, nor
shall they permit any of their respective Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any Lien upon, or exception to title to, any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrowers or any of their respective Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following (“ Permitted
Liens ”):
(a)

pledges or deposits by such Person under worker’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such
Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety, indemnity,

performance or appeal
bonds to which such Person is a party, or deposits as security for contested Taxes or import
duties or for the payment of rent, in each case incurred in the ordinary course of business;
(b)

Liens imposed by law, such as carriers’, warehousemen’s

and mechanics’ Liens,
in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such
Person shall then be proceeding with an appeal or other proceedings for review;
(c)

Liens for Taxes, assessments and other governmental charges not yet subject to
penalties for non-payment or which are being contested in good faith by appropriate proceedings; provided , however , that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;
(d)

Liens or deposits (including liens on cash deposited) to secure the performance of statutory or regulatory obligations or of surety, appeal, indemnity or performance bonds, warranty and contractual requirements, or to secure the performance of tenders, bills or contracts other obligations of a like nature or letters of credit or to secure reimbursement obligations with respect to letters of credit and bank guarantees issued pursuant to the request of and for the account of such Persons in the ordinary course of its business, including those outstanding on the
Amendment and Restatement Effective Date; provided , however , that such letters of credit and bank guarantees do not constitute Indebtedness;
(e)

minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others (including, without limitation, lessors and other surface owners and owners of other minerals) for, licenses, rights-of-way,

sewers, electric lines, telegraph and telephone lines,
mineral development, extraction and transportation, and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with
Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;
(f)

Liens securing Indebtedness incurred in accordance with
Section 7.02

to finance
the construction, purchase or lease of, or repairs, improvements or additions to, property, plant or equipment of such Person; provided , however , that the Lien may not extend to any other property owned by such Person or any of its Subsidiaries at the time the Lien is incurred (other than assets and property affixed or appurtenant thereto), and the Indebtedness (other than any interest thereon) secured by the Lien may not be incurred more than 90 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

(g)

Liens on the Collateral securing

(i)
the Obligations;
(ii)
so long as such Liens are subject to the Stanwell Intercreditor Agreement and the ABL Intercreditor Agreement, (A) Indebtedness in respect of the Senior Secured
Notes issued on the Senior Secured Notes Issue Date (and any Refinancing Indebtedness
in respect thereof) and (B) Indebtedness permitted to be incurred pursuant to Section
7.02(d)(ii);

(iii)
so long as such Liens are subject to the Stanwell Intercreditor Agreement and the ABL Intercreditor Agreement, Indebtedness permitted to be incurred pursuant to
7.02(d)(iii);

(iv)
so long as such Liens are subject to the Stanwell Intercreditor Agreement, the Stanwell Obligations pursuant to the Stanwell Agreements as in effect on the
Amendment and Restatement Effective Date and as listed on Schedule 7.01 (or as subsequently amended);
(h)

Liens existing on the Amendment and Restatement Effective Date and as listed on
Schedule 7.01 (other than described in clause (g)

above);
(i)

Liens on property or Equity Interests of another Person at the time such other
Person becomes a Subsidiary of such Person; provided , however , (i) that such Liens are not created or incurred in connection with or in contemplation of such acquisition, (ii) that the Liens may not extend to any other property owned by such Person or any of its Subsidiaries (other than assets and property affixed or appurtenant thereto) and (iii) that such Liens are released within 90 days after the date of such acquisition;
(j)

Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such
Person or a Subsidiary of such Person; provided , however , (i) that such Liens are not created or incurred in connection with or in contemplation of such acquisition, (ii) that the Liens may not extend to any other property owned by such Person or any of its Subsidiaries (other than assets and property affixed or appurtenant thereto) and (iii) that such Liens are released within 90 days after the date of such acquisition;
(k)

Liens securing Indebtedness or other obligations of a Subsidiary owing to
Holdings or a Subsidiary of Holdings;

(l)

Liens securing Hedging Obligations incurred in the ordinary course of business
(and not for speculative purposes);

(m)

Leases and subleases of real property that do not materially interfere with the ordinary conduct of the business of Holdings or any of its Subsidiaries;
(n)

Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;

(o)

Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clause (h) ; provided , however , that:
(i)
such new Lien shall be limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to, such property or proceeds or distributions thereof); and
(ii)
the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (x) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clause (h)

at the time the original
Lien became a Permitted Lien and (y) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement;
(p)

Liens on equipment of Holdings or any Subsidiary granted in the ordinary course of business to clients on or about the premises of which such equipment is located;
(q)

judgment and attachment Liens not giving rise to an Event of Default and notices of lis pendens and associated rights related to litigation that is being contested in good faith by appropriate proceedings and for which adequate reserves have been made;
(r)

Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of banker’s acceptances issues or credit for the
account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; provided

that to the extent such Liens are on Inventory, such Inventory shall not be deemed Eligible Inventory;

(s)

Liens granted to Senior Secured Notes Trustee to secure its compensation and indemnities pursuant to the Senior Secured Notes Indenture; provided , to the extent such Liens are on ABL Priority Collateral, such Liens shall be junior to the Liens securing the Obligations and shall be subject to the ABL Intercreditor Agreement;

(t)

any cross charge between members of a joint venture over joint venture assets securing obligations to contribute to that joint venture or repay other joint venturers who contribute to the joint venture in default of the charger doing so;
(u)

Liens encumbering customary initial deposits in the ordinary course of business;

(v)

Liens on cash, Cash Equivalents or other property arising in connection with the defeasance, discharge or redemption of Indebtedness;
(w)

Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation and exportation of goods in the ordinary course of business;

(x)

Liens (i) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business; and (ii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of setoff) and that are within the general parameters customary in the banking industry;
(y)

any interest or title of a lessor in the property subject to any operating lease (other than any property that is subject of a Sale/Leaseback Transaction);
(z)

Liens on any cash earnest money deposits made by Holdings or any of its
Subsidiaries in connection with any letter of intent or purchase agreement permitted by this
Agreement;

(aa)

Liens in respect of any factoring arrangement permitted under
Section 7.04

that
extend only to the Receivables Assets subject thereto;

(bb)

Liens on the assets subject to a Sale/Leaseback Transaction in respect of the
Curragh Transaction; and
(cc)

Liens securing obligations the outstanding principal amount of which does not, taken together with the outstanding principal amount of all other obligations secured by Liens incurred under this clause (cc)

that are at that time outstanding, exceed the greater of
$25,000,000 (or equivalent thereof) and 1.25% of Consolidated Tangible Assets.

Section 7.02.

Indebtedness
.

Holdings and each Borrower may, and
may permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, but only if:

(a)

there is no Default or Event of Default subsisting at the time such Indebtedness is incurred, (and no such Default or Event of Default would result therefrom);

(b)

without limiting
paragraph (a)

above or
paragraph (d)

below, no financial
covenant under Section 7.09

will be breached as a result of such Indebtedness;

(c)

such Indebtedness is not in connection with any factoring arrangement; and
(d)

the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) of:
(i)
the Obligations;

(ii)
the Notes Obligations; and

(iii)
any other Indebtedness which is secured by Lien on any asset or property of any member of the Group that is senior to or pari passu to the Lien securing the
Obligations (other than any Indebtedness as at the Amendment and Restatement Effective
Date as set out in Schedule 5.14, or any Indebtedness in respect of any equipment lease, housing lease or other operating lease or secured by a Lien permitted under paragraph (d)
of Section 7.01 ),
(in each case, plus fees and expenses, including any premium, accrued interest (other than any unpaid interest or coupon

on the Obligations and Notes

Obligations which is not

yet due and
will be paid

on the next payment

date), underwriting discounts

and defeasance costs) shall

not at
any time exceed $650,000,000.

Notwithstanding

any

other

provision

in

this

Agreement,

the

Lenders

and

Holdings

agree

that
Coronado

Curragh

Pty

Ltd

is

permitted

to

enter

into

the

Stanwell

Arrangements

and

any

other
transactions contemplated by, and incur the Stanwell Obligations under, in each case the Stanwell
Arrangements as at the Amendment and Restatement Effective Date.
Notwithstanding any other

provision in

this Agreement, Holdings

and each other

Borrower shall
not permit

any agreement

to be

recognised as

a “Facility

Agreement” or

“Hedging Agreement”
(other

than

this

Agreement)

or

any

party

to

be

recognised

as

a

“Beneficiary”

(other

than

the
Secured Parties),

in each case,

for the

purposes of

the Security

Trust Deed without

the prior

written
consent from the Administrative Agent (acting on the instructions of all Lenders).
Section 7.03.

Financial Accommodation.
No Loan Party or any of their
respective Subsidiaries may:

(a)

advance money or make available financial accommodation to or for the benefit of; or
(b)

give a Guarantee
or indemnity
in connection with an obligation or liability of,

any Person who is not also a Loan Party

or any of their respective Subsidiaries, unless it is
a Permitted Financial Accommodation.

Section 7.04.

Permitted Factoring Arrangement
.
Each

of

Holdings

and

the

Loan

Parties

must

not

draw

down

or

utilize

in

any

way

any
factoring arrangement without prior written consent from the Administrative

Agent (acting on the
instructions of all Lenders).
Section 7.05.

Fundamental Changes
.

Each of Holdings and the Loan
Parties must not enter into any amalgamation, demerger, merger or corporate reconstruction other than for the purposes of a solvent reconstruction, merger or amalgamation.

Section 7.06.

Dispositions
.

Holdings and each Borrower shall not
make, and shall not permit any of their respective Subsidiaries to make, any
Disposition or enter into any agreement to make any Disposition, unless:
(a)

if the Disposition is of any Equity Interests or assets in any Subsidiary of
Holdings, other than a Dormant Subsidiary (the “Relevant Subsidiary” ):
(i)
such Disposition is for cash on arm’s length or better terms;
(ii)
such Disposition is for no more than 30% of the total Equity Interests or assets in the Relevant Subsidiary;

(iii)
at all times following such Disposition, 70% or more of the total Equity
Interests or assets in the Relevant Subsidiary shall continue to be directly legally and beneficially owned by a wholly-owned Subsidiary of Holdings;
(iv)
the purchaser of the relevant Equity Interests or assets does not have the right to purchase Inventory from the Relevant Subsidiary, Holdings or any of its
Subsidiaries at a price that is lower than the relevant market price at the applicable time;
and

(v)
if the Relevant Subsidiary is a Guarantor prior to such Disposition, it shall remain as a Guarantor following such Disposition;

(b)

the Disposition is not of any asset included within the Borrowing Base and made outside of the ordinary course of business;

(c)

there is no Default or Event of Default subsisting at the time such Disposition is made (and no such Default or Event of Default would result therefrom);

(d)

without limiting
paragraph (a)

above, no financial covenant under
Section 7.09
will be breached as a result of such Disposition;

(e)

the Disposition is not of any interest in the Buchanan Mine or the Curragh Mine, other than the Disposition of up to 6.5% of the annual production of Coal Inventory from the
Buchanan Mine up to an aggregate amount of not more than 1.3mt of Coal Inventory for cash for a purchase price of not less than $150,000,000 provided that

(i) all proceeds of such Disposition
shall be used for general corporate purposes of the Group and (ii) notwithstanding any Restricted
Payments permitted to be made under Section 7.07 , no Restricted Payment may be made directly or indirectly from proceeds of such Disposition;
(f)

the Disposition is of assets in any single transaction or series of related transaction
(except for any Dispositions made under paragraph (a) above) with a Fair Market Value of
$10,000,000 or less, or if the Disposition is of assets in any single transaction or series of related transactions (except for any Dispositions made under paragraph (a) above) with a Fair Market

Value

of $10,000,000 (the “
Aggregate Disposal Threshold ”) or more, the Administrative Agent has provided its prior written consent to such Disposition, provided that the proceeds of such
Disposition are used to:
(i)
redeem all or part of the Senior Secured Notes then outstanding; or
(ii)
applied to purchase replacement assets within 12 months of such
Disposition being made and, during such period prior to the purchase of replacement assets, the proceeds of the Disposition are held in a Collateral Account, provided that:
(iii)

the Aggregate Disposal Threshold shall be increased to $25,000,000 if the
Disposition is of the Russell County Project; and
(iv)

no such Administrative Agent’s consent is required where the Disposition is made in connection with or as part of the Curragh Transaction, and Section 7.06(f)(i)
and Section 7.06(f)(ii)

do not apply to any such Disposition in connection with or as part of the Curragh Transaction;

(g)

where the Disposition is in connection with a factoring or supply chain financing arranging, it is permitted under Section 7.04,
provided that this Section 7.06 does not apply to the following Dispositions:
(i)
Disposition of Inventory in the ordinary course of trading, including pursuant to the Stanwell Arrangements,
(ii)
of any asset by a member of the Group to another member of the Group;
(iii)
of assets in exchange for other assets comparable or superior as to type, value and quality;
(iv)
of obsolete or unserviceable vehicles, plant or equipment or of any
Dormant Subsidiary; or
(v)
of Cash Equivalents for cash or in exchange for Cash Equivalents.

Section 7.07.

Restricted Payments
.

Holdings and each Borrower will
not, and will not permit any of their respective Subsidiaries to declare or make, directly or indirectly, any Restricted Payment except in accordance with the law and only if:
(a)

a Default or Event of Default is not continuing and will not occur as a result of the
Restricted Payment;

(b)

immediately after such Restricted Payment has been made, the Unrestricted Cash
Amount is at least $100,000,000; and

(c)

a Responsible Officer of Holdings provides a certificate to the Administrative
Agent not later than five (5) Business Days before making such Restricted Payment certifying that (i) if the Leverage Ratio was recalculated for the last Test Period on a pro forma basis as if such Restricted Payment was made on the last day of such Test Period, it would be 3.00 times or
less and (ii) if the Interest Coverage Ratio for the last Test Period on a pro forma basis as if such
Restricted Payment was made on the last day of such Test Period, it would be 3.00 times or more, such certificate to set out (in reasonable detail) computations as to the aforementioned matters, provided that this Section 7.07 does not apply to the following Restricted Payments:
(a)

any distribution from one Member of the Group to another Member of the Group;
(b)

any distribution under or in connection with any Australian TFA or Australian
TSA;
(c)

any payment of any management, director or other similar fee to directors of
Energy & Minerals Group (or any of its Affiliates) for performing the functions of such management

and/or director in connection with the Group, provided that the aggregate amount of such payments shall not exceed $250,000 per annum per director; and
(d)

any payment of any costs and expenses reasonably incurred by Energy &
Minerals Group (or any of its Affiliates) on behalf of a member of the Group, provided that the aggregate amount of such payment shall not exceed $250,000 per annum per director.

Notwithstanding the foregoing, no Restricted Payment may be

made directly or indirectly
from proceeds of a Loan.

Section 7.08.

Change in Nature of Business
.

Holdings and each
Borrower shall not, and shall not permit any of their respective Subsidiaries to, engage in any business other than a Similar Business.
Section 7.09.

Financial covenants

Holdings and each Borrower shall
not:
(a)

during the term of this Agreement, permit the Leverage Ratio for:
(i)
the Test Period ended on 30 September 2025, to be more than 5.00 times;;

(ii)
the Test Period ended on 30 December 2025, to be more than 4.00 times;
(iii)
the Test Period ended on 31 March 2026, to be more than 4.00 times;

(iv)
each Test Period ended on or after 30 June 2026, to be more than 3.00 times; and
(b)

during the term of this Agreement, permit the Interest Coverage Ratio for:
(i)

the Test Period ended on 30 September 2025, to be less than 2.00 times;

(ii)
the Test Period ended on 31 December 2025, to be less than 2.00 times;
(iii)
each Test Period ended on or after 31 March 2026, to be less than 3.00 times.

For the

purpose of

calculating the

Leverage Ratio

and the

Interest Coverage

Ratio under
this Section 7.09
:

(A)
the Consolidated EBITDA of Holdings and its Subsidiaries for the
Test Period ended on 30 September 2025 shall be an annualised amount (on a straight-line basis) of the aggregate Consolidated EBITDA of Holdings and its
Subsidiaries for the fiscal quarter ended on 30 September 2025; and
(B)
the Consolidated EBITDA of Holdings and its Subsidiaries for the
Test Period ended on 31 December 2025 shall be the lower of (x) an annualised amount (on a straight-line basis) of the aggregate Consolidated EBITDA of
Holdings and its subsidiaries for the fiscal quarter ended on 31 December 2025 or
(y) an annualised amount (on a straight-line basis) of the aggregate Consolidated
EBITDA of Holdings and its subsidiaries for the two fiscal quarters ended on 30
September 2025 and 31 December 2025.
Section 7.10.

Thermal coal.

On and from the date of the Second
Amendment Deed, Holdings and each Borrower shall not, and shall not permit any of their respective Subsidiaries, acquire any Thermal Coal Assets.

Section 7.11.

Port and rent charges.

The Loan Parties must ensure that
at all times all amounts payable by a member of the Group to a counterparty that is a port authority, vendor providing sampling and/or loading services, landlord, warehouseman, processor, repairman, mechanic, shipper, or freight forwarder are
paid when due and are not in arrears.
Section 7.12.

Payroll Taxes.

The Loan Parties must ensure that at all
times all amounts payable by a member of the Group in connection with US payroll
Taxes are provisioned for in segregated bank accounts.
Section 7.13.

Arm’s length basis.

The Loan Parties shall not (and shall
ensure that no other member of the Group will) enter into any transaction with any third party except on arm's length terms or better.
Section 7.14.

Affiliate transactions.

The Loan Parties shall not (and
shall ensure that no other member of the Group will) conduct any business with or enter into any business transaction involving:
(a)

the Energy & Mineral Group (or any of its Affiliates),

other than receiving
capital contribution or making a Restricted Payment to the extent permitted under Section 7.07 ;
or

(b)

any shareholder of any Relevant Subsidiary (as defined in
Section 7.06(a) ), other
than any shareholder that is also a Loan Party,
unless (i) expressly permitted under the Loan Documents and/or (ii) the transaction is permitted under Section 7.07
.

ARTICLE 8.
EVENTS OF DEFAULT

AND REMEDIES
Section 8.01.

Events of Default
.

Any of the following shall constitute
an Event of Default:

(a) Non-Payment
.

Any Borrower or any other Loan Party fails to pay when and as required any amount payable pursuant to a Loan Document, unless the failure to pay is caused solely by:
(i)
administrative or technical error; or

(ii)
a Disruption Event,

and payment is made within three (3) Business Days after the same becomes due; or
(b) Specific Covenants
. Holdings or the Borrowers fail to:

(i)
comply with the financial covenants at Section 7.09 ;
or

(ii)
provide the information within the specified time periods pursuant to
Section 6.01 and Section 6.07
;

(iii)
comply with any obligation under Section 6.15(b), 7.01, 7.02, 7.03, 7.04,
7.05, 7.06 or 7.07 ; or
(c) Other Defaults
.

Holdings or any of its Subsidiaries fails to perform or observe any other term, covenant or agreement (other than those specified in Section 8.01(a)

or
(b)
above) contained in any Loan Document on its part to be performed or observed and such failure continues for 10 Business Days in each case, after the earlier of (x) receipt by any Borrower of written notice thereof from the Administrative Agent and (y) knowledge of any Loan Party of such default or failure to perform or observe; or
(d) Representations and Warranties
.

Any representation, warranty, certification

or
statement of fact made or deemed made by or on behalf of Holdings or any of its Subsidiaries herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or, where any representation, warranty, certification or statement is already qualified by materiality or Material Adverse
Effect, in all respects) when made or deemed made, provided that, in relation to such representation, warranty, certification or statement of fact (other than those specified in Section
5.05 or 5.25) (each a Representation ), no Event of Default under this paragraph (d)

will occur
made or deemed made being incorrect or misleading if the facts and circumstances which caused the Representation to be incorrect or misleading are capable of remedy and are remedied within
10 Business Days of (x) receipt by any Borrower of written notice thereof from the
Administrative Agent and (y) knowledge of any Loan Party of such default or failure to perform or observe, whichever earlier; or
(e) Cross-Default
.

(i)
Holdings or any of its Subsidiaries fails to make any payment when due
(whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder, Indebtedness under Swap Contracts or Guarantees of the Obligations), in each case having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit agreement) of more than the Threshold Amount, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee was created; or

(ii)
Holdings or any of its Subsidiaries fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable; or
(iii)
there occurs under any Swap Contract an Early Termination Date (as defined under such Swap Contract) resulting from
(A)
any event of default under such Swap Contract as to which
Holdings or any of its Subsidiaries is the Defaulting Party (as defined in such
Swap Contract), or

(B)
any Termination Event (as so defined) under such Swap Contract as to which Holdings or any of its Subsidiaries is an Affected Party (as so
defined) and, in either event, the Swap Termination Value

owed by Holdings or
such Subsidiary as a result thereof is greater than the Threshold Amount; or
(f) Insolvency Proceedings, Etc .

(i)
Holdings or any of its Subsidiaries:

(A)
institutes or consents to the institution of any proceeding under any Debtor Relief Law or any Insolvency Proceeding, or

(B)
makes an assignment for the benefit of creditors; or

(C)
applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator,

controller or similar officer for it
or for all or any substantial part of its property; or

(ii)
any receiver, trustee, custodian, conservator, liquidator,

rehabilitator,
controller or similar officer is appointed without the application or consent of such
Person, other than any such appointment that is frivolous or vexatious and has been discharged or stayed within 10 Business Days of commencement;

or

(iii)
any proceeding under any Debtor Relief Law or any Insolvency
Proceeding relating to any such Person or to all or any substantial part of its property is instituted without the consent of such Person, other than any such proceeding that is frivolous or vexatious and has been discharged or stayed within 10 Business Days of commencement,

or an order for relief has been entered in such proceeding within 10
Business Days of commencement; or
(g) Inability to Pay Debts; Attachment .

(i)
Holdings or any of its Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or

(ii)
any writ or warrant of attachment or execution or similar process is issued or levied against all or any substantial part of the property of Holdings or any of its
Subsidiaries, other than any such process that is frivolous or vexatious and has been released, vacated or fully bonded within 10 Business Days after its issue or levy; or
(h) Judgments
.

There is entered against Holdings or any of its Subsidiaries one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance); or
(i) ERISA
.

The occurrence of any of the following events that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect:

(i)
an ERISA Event with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in an actual obligation to pay money of the Borrowers under Title IV of ERISA to the Pension Plan, Multiemployer
Plan or the PBGC, or

(ii)
any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan; or
(j) Invalidity of Loan Documents
.

Any Loan Document, at any time after its
execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or Holdings, any of its Subsidiaries or any other Person contests in any manner the validity or enforceability of any
Loan Document; or Holdings or any of its Subsidiaries denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan
Document; or
(k) Collateral Documents
.

Any Collateral Document (including the Australian
Collateral Document) after delivery thereof pursuant to Section 4.01

or
6.16

shall for any reason
(other than pursuant to the terms hereof or thereof, including as a result of a transaction permitted by Section 7.05 ) cease to create a valid and perfected Lien, with the priority required hereby or thereby (subject to Liens permitted by Section 7.01 ), on the Collateral purported to be covered thereby; or
(l) Credit Rating
.

A downgrade of the credit rating by two or more notches by S&P or Moody’s in respect of a Loan Party which applies as at the Amendment and Restatement
Effective Date; or
(m) Trading Halt.

A trading halt in respect of any listed Loan Party (other than by reason of any proposed merger and/or acquisition of such listed Loan Party) for more than 10
Business Days.
Section 8.02.

Remedies Upon Event of Default
.

(a)

If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions, subject to the terms of the ABL Intercreditor Agreement:
(i)
declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated;

(ii)
declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, any Make-Whole Premium and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(iii)
exercise on behalf of itself and the Lenders all rights and remedies available to it and such Lenders under the Loan Documents or applicable law (including in respect of the Collateral);
provided , however
, that

upon the

occurrence of

an actual

or deemed

entry of

an order

for relief
with respect

to the Borrowers

under the

Debtor Relief Laws,

the obligation of

each Lender

to make
Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all
interest and

other amounts

as aforesaid

shall automatically

become due

and payable

without further
act of the Administrative Agent or any Lender.
(b)

Upon the occurrence of the Termination Date,

(i)
the Commitments of each Lender to make Loans shall each automatically be terminated, and

(ii)
the Loans, all interest thereon and all other amounts and Obligations shall automatically become due and payable in cash, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers and the other Loan Parties.
Section 8.03.

Application of Funds
.

On the Termination Date and after
the exercise of remedies provided for in Section 8.02

(or after the Loans have
automatically become immediately due and payable), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.19 hereof
and the ABL Intercreditor Agreement, be applied by the Administrative Agent in the following order:
First
, to payment

of that portion

of the Obligations

constituting fees, indemnities,
expenses and other

amounts (including

fees, charges

and disbursements of

counsel to the
Administrative Agent and Collateral Agent and amounts payable under
Article 3 ) payable
to the Administrative Agent and the Collateral Agent in their respective capacity;
Second
,

to

payment

of

that

portion

of

the

Obligations

constituting

accrued

and
unpaid

interest

on

the

Loans,

applicable

Make-Whole

Premium

and

other

Obligations,
ratably among the Lenders in proportion to

the respective amounts described in this clause
Second payable to them;
Third
, to

payment of

that portion

of the

Obligations constituting unpaid

principal
of the Loans and, to

the extent a Reserve is

established in respect thereof, amounts

owing
under Secured

Hedge Agreements,

ratably among

the Lenders,

and the

Hedge Banks,

as
applicable, in proportion to

the respective amounts described

in this clause
Third

held by
them;
Fourth
, to payment

of that portion

of the Obligations

constituting fees, indemnities
and other amounts (other

than amounts owing under

Secured Hedge Agreements )

payable
to

the

Lenders

(including

fees,

charges

and

disbursements

of

counsel

to

the

respective
Lenders

(including

fees

and

time

charges

for

attorneys

who

may

be

employees

of

any
Lender)) and

amounts payable

under
Article 3
, ratably

among them

in proportion

to the
respective amounts described in this clause Fourth

payable to them;
Fifth
,

to

the

payment

of

other

Obligations,

including,

any

amounts

owing

under
Secured Hedge

Agreements, ratably

among the

applicable Secured

Parties, in

proportion
to the respective amounts described in this clause Fifth

held by them; and
Last , the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the

Borrowers or as

otherwise required by

Law or the

ABL Intercreditor Agreement
or the Stanwell Intercreditor Agreement.

Section 8.04.

Equity Cure Rights
.

(a)

In the event Holdings and the Borrowers fail to comply with any financial covenant set forth in Section 7.09 , subject to the terms and conditions hereof, Holdings and the

Borrowers shall have the right (the “ Cure Right ”) from the last day of the applicable fiscal quarter until the expiration of the 10
th

Business Day subsequent to the date the applicable
Financial Statements are required to be delivered to the Administrative Agent with respect thereto, to prepay any part or all of the outstanding Loans (together with the Make-Whole
Premium in respect of the amount prepaid) and/or provide Cash Collateral (the “ Equity Cure
Cash Collateral ”) in an aggregate net amount equal to, but not greater than, the amount necessary to cure the relevant financial covenants (hereinafter, the “ Cure Amount ”), and upon the prepayment of the relevant principal amount of the Loans and/or the provision of the Equity
Cure Cash Collateral, the relevant financial covenants shall then be recalculated (by either reducing the principal of the Loans or increasing the Consolidated EBITDA (for the applicable fiscal quarter and for the subsequent three (3) consecutive fiscal quarters, solely for the purpose of measuring compliance with the relevant financial covenants and not for any other purpose under this Agreement) by the Cure Amount, at the election of the Borrowers) and if, after giving effect to the foregoing recalculations, Holdings and the Borrowers shall then be in compliance with the requirements of the relevant financial covenants, Holdings and the Borrowers shall be deemed to have been in compliance with such financial covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach, Default or Event of Default of such financial covenants that had occurred shall be deemed not to have occurred for the purposes of the Agreement.
(b)

If:
(i)
Holdings and the Borrowers fail to comply with any financial covenant and elect to exercise the Cure Right with the payment of Equity Cure Cash Collateral in accordance with paragraph (a)

above; and
(ii)

Holdings and the Borrowers fail to comply with the requirements of the relevant financial covenants (without taking into account any Cure Amount held in the
Collateral Account)

in respect of the first Test Period

(the “
Subsequent Test

Period
”)
following the relevant Test Period in respect of which Holdings and Borrowers paid
Equity Cure Cash Collateral in exercise of the Cure Right under paragraph (a)

above,

then, at any time on or after the last day of the Subsequent Test Period, the
Administrative Agent shall be entitled to apply any Equity Cure Cash Collateral held in the Collateral Account towards prepaying the outstanding Loans in an aggregate amount equal to, but not greater than, the amount necessary to cure the relevant financial covenants in respect of the Subsequent Test Period.

(c)

If:
(i)
Holdings and the Borrowers fail to comply with any financial covenant and elect to exercise the Cure Right with the payment of Equity Cure Cash Collateral in accordance with paragraph (a)

above; and
(ii)
Holdings and Borrowers comply with the required financial covenants for two consecutive Test Periods (in each case, without taking into account any Cure Amount
held in the Collateral Account),

then, within five (5) Business Days of the date of delivery of the Compliance
Certificate in respect of the latter of the two consecutive Test Periods which confirms compliance with the financial covenants, the Borrowers may withdraw
(and, upon request by a Borrower, the Administrative Agent shall withdraw) all or a portion of any Equity Cure Cash Collateral from the Collateral Account for deposit into a Deposit Account provided that no Event of Default is continuing or would result from the proposed withdrawal.

(d)

Notwithstanding anything herein to the contrary, in no event shall Holdings and the Borrowers be permitted to exercise the Cure Right hereunder (x) more than three (3) times in the aggregate during the term of this Agreement or (y) more than two (2) times in any 4 consecutive fiscal quarters or (z) by increasing the Consolidated EBITDA more than one (1) time in the aggregate during the term of this Agreement.
(e)

If the Administrative Agent exercises its right to apply any Equity Cure Cash
Collateral held in the Collateral Account towards prepaying the outstanding Loans, the
Borrowers shall pay all accrued interest and Make-Whole Premium in respect of the amount prepaid promptly on demand by the Administrative Agent.
Section 8.05.

Review Events
.

If a Review Event occurs:

(a)

during the Review Period commencing after the earlier of (i) the occurrence of a
Review Event and (ii) the Administrative Agent becoming aware of the occurrence of a Review
Event and requesting a discussion with the Borrowers in relation to that Review Event, the
Borrowers must promptly meet and consult in good faith with the Administrative Agent and the
Lenders to agree a strategy to address the Review Event, including but not limited to a restructure of the terms of the Facility to the satisfaction of the Lenders;
(b)

if at the end of that Review Period, the Lenders are not satisfied with the result of their discussion or meeting with the Borrowers or the Lenders do not wish to continue to provide their Commitments, then the Administrative Agent may by written notice to the Borrowers declare that:
(i)
the Commitment of each lender to make Loans to be terminated; and
(ii)
unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, any Make-Whole Premium and all other amounts owing or payable hereunder or under any other Loan Document to be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers,

on the

date stipulated

in the

notice (such

date to

be no

earlier than

the end

of the

Prepayment
Period), in which case, the Commitments shall be automatically cancelled on that date, all amounts referred to at (ii) shall become immediately due and payable on that date,
(c)

For the purpose of this section:

(i)
“ Review Period ” means 10 Business Days; and
(ii)
“ Prepayment Period ” means 20 Business Days from the date of the notice referred to at paragraph (b)

above.
For the avoidance of doubt, any failure to

pay all amounts referred to in
paragraph (b)(ii)
by the required date will constitute an Event of Default.

ARTICLE 9
.
ADMINISTRATIVE AGENT
Section 9.01.

Appointment.

(a)

Each Lender hereby irrevocably appoints, designates and authorizes each of the
Administrative Agent and the Collateral Agent to take such actions on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are delegated to the Administrative Agent and/or the Collateral Agent by
the terms and provisions hereof and of the other Loan Documents, together with such power as are reasonably incidental thereto.

Notwithstanding any provision to the contrary contained
elsewhere herein or in any other Loan Document, each of the Administrative Agent and the
Collateral Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent or the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other
Loan Document or otherwise exist against the Administrative Agent or the Collateral Agent.

Without limiting the generality of the foregoing sentence, the Administrative Agent’s and the
Collateral Agent’s duties under the Loan Documents are solely mechanical and administrative in nature, neither the Administrative Agent nor the Collateral Agent is required to account to any other Secured Party for any sum or profit received by it for its own account, and the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express)
obligations arising under agency doctrine of any applicable Law.

Instead, such term is used
merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

The provisions of this
Article 9 (other
than Sections 9.10

and
9.12 ) are solely for the benefit of the Administrative Agent, the Collateral
Agent and the Lenders, and neither the Borrowers nor any other Loan Party shall have rights as a third party beneficiary of any such provisions.
(b)

The Collateral Agent shall have all of the benefits and immunities provided to the
Administrative Agent in this Article 9

with respect to any acts taken or omissions suffered by the
Collateral Agent hereunder.
(c)

The Collateral Agent shall also act as the “collateral agent” under the Loan
Documents, and each Lender hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of (and to hold any security interest created by the Collateral Documents
(including the Australian Collateral Documents) for and on behalf of) such Lender and its
Affiliates for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.

In this connection, the Collateral Agent, as
“collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the
Collateral Agent pursuant to Section 9.01(c)

for purposes of holding or enforcing any Lien on
the Collateral (or any portion thereof) granted under the Collateral Documents (including the
Australian Collateral Documents), or for exercising any rights and remedies thereunder at the direction of the Collateral Agent (or Required Lenders)), shall be entitled to the benefits of all provisions of this Article 9

(including
Section 9.07 , as though such co-agents, sub-agents and
attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Collateral Agent to execute any and all documents (including releases)
with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral
Documents (including the Australian Collateral Documents) and acknowledge and agree that any such action by the Collateral Agent shall bind the Lenders.

Section 9.02.

Delegation of Duties.
The Administrative Agent and the Collateral Agent may

execute any of their duties under
this Agreement or any other Loan

Document (including for purposes of

holding or enforcing any
Lien on the Collateral (or any portion thereof) granted under the Collateral Documents (including the Australian Collateral

Documents) or of

exercising any

rights and remedies

thereunder) by or
through

agents,

sub-agents,

employees

or

attorneys-in-fact

(including

for

the

purpose

of

any
Borrowing

or

payment

in

Alternate

Currencies)

as

shall

be

deemed

necessary

by

the
Administrative Agent or

the Collateral

Agent and

shall be entitled

to engage and

pay for

the advice
or

services

of

any

lawyers,

accountants,

surveyors

or

other

experts

or

professional

advisers
concerning all matters pertaining to such duties.

Without limiting the

generality of the foregoing
sentence, each Agent may at any time engage and

pay for the services of any lawyers to act

as its
independent counsel (and so separate from any lawyers instructed by the Lenders) if the Agent in
its reasonable

opinion deems

this to

be necessary.

Each such

sub-agent and

the Affiliates

of the
Administrative Agent

and

the Collateral

Agent

and

each such

sub-agent

shall be

entitled to

the
benefits of all provisions of this Article 9 , Section 11.05(a)

and
Section 11.05(b)

(as though such
sub-agents were

the “Administrative

Agent” or

the “Collateral

Agent” (as

applicable) under

the
Loan

Documents) as

if

set

forth

in

full

herein with

respect thereto.

Neither the

Administrative
Agent nor the Collateral Agent

shall not be responsible

or liable for any damages,

costs or losses
to any person for

the actions, negligence or

misconduct of any agent

or sub-agent or attorney-in-
fact

that

it

selects

or

engages

in

the

absence

of

gross

negligence

or

willful

misconduct

(as
determined in the final judgment of a court of competent jurisdiction).
Section 9.03.

Liability of Agents.

(a)

No Agent Affiliate shall

(i)
be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or

(ii)
be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or the Collateral Agent under or in connection with, this Agreement or any other Loan
Document, or the execution, validity, effectiveness,

genuineness, enforceability or
sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral
Documents (including, the Australian Collateral Documents), or for any failure of any
Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder.

(b)

No Agent Affiliate shall be under any obligation to any Lender or participant to ascertain or to inquire into

(i)
any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document,

(ii)
the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith,

(iii)
the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or
Event of Default,

(iv)
the validity, enforceability,

effectiveness or genuineness of this
Agreement, any other Loan Document or any other agreement, instrument or document or the perfection or priority of any Lien or security interest created or purported to be created by the Collateral Documents (including the Australian Collateral Documents),

(v)
the satisfaction of any condition set forth in Article 4

or elsewhere herein,
other than to confirm receipt of documentary items expressly required to be delivered to the Administrative Agent, or

(vi)
to inspect the properties, books or records of any Loan Party or any
Affiliate thereof.

(c)

No Agent Affiliate shall have any duties or obligations to any Lender or participant except those expressly set forth herein and in the other Loan Documents, and without limiting the generality of the foregoing, the Agent Affiliates:
(i)
shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii)
shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Person is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the
Lenders as shall be expressly provided for herein or in the other Loan Documents), provided

that such Person shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any Loan
Document or applicable law; and

(iii)
shall not be required to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender and each Lender confirms to the
Administrative Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the
Administrative Agent or any of its Affiliates.
(d)

No Agent Affiliate shall be liable

(i)
to any participant or Secured Party or their Affiliates for any failure, delay in performance, breach by, or as a result of information provided by,

any other party to
any Loan Document or action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or such Person shall believe in good faith shall be necessary under the circumstances) or

(ii)
in the absence of its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(e)

For the avoidance of doubt, no Agent Affiliate shall be obligated to calculate or confirm the calculations of any financial covenants set forth herein or the other Loan Documents or in any of the Financial Statements of the Loan Parties.

No Agent Affiliate shall be liable to
the Lenders for any apportionment or distribution of payments made by it to such Lenders in good faith and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover pro rata from the other Lenders any payment equal to the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).
(f)

In no event shall any Agent Affiliate be liable for any failure or delay in the performance of their respective obligations under this Agreement or any related documents because of circumstances beyond such Agent Affiliate’s control, including, but not limited to, a
failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond such Agent Affiliate’s control whether or not of the same class or kind as specified above.
(g)

Nothing in this Agreement or any other Loan Document shall require any Agent
Affiliate to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder.
(h)

Without limiting anything contained herein, each Agent Affiliate shall have no obligation for (i) perfecting, maintaining, monitoring, preserving or protecting the security interest or Lien granted under this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby; (ii) the filing, re-filing, recording, re-recording, or continuing of any document, financing statement, mortgage, assignment, notice, instrument of further assurance, or other instrument in any public office at any time or times; or (iii) providing, maintaining, monitoring, or preserving insurance on or the payment of Taxes with respect to any
Collateral.
(i)

No Agent Affiliate shall be liable for any delay (or any related consequences) in crediting an account with an amount required under the Loan Documents to be paid by the
Administrative Agent if the Agent Affiliate has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Administrative Agent for that purpose.
(j)

No party to this Agreement (other than an Agent) may take any proceedings against any Agent’s officer,

employee, agent, director, advisor,

attorney or representative
(“ Agent Representative ” ) in respect of any claim it might have against that Agent Representative or in respect of any act or omission of any kind by that Agent Representative in relation to any
Loan Document and any Agent Representative may rely on this Section 9.03 .
Section 9.04.

Reliance by Agents.
(a)

The Agents shall be entitled to rely, and shall be fully protected in relying, upon any writing, instrument, document, communication, signature, resolution, representation, notice, consent, certificate (including Borrowing Base Certificates), affidavit, letter, electronic mail message, statement or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and/or upon advice and statements of any lawyers, accountants, surveyors or other experts or professional advisers engaged by the
Administrative Agent.

(b)

The Agents shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required
Lenders (or such greater number of Lenders) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take (or declining to take or continuing to decline to take) any such action, which indemnification may be joint and several.

(c)

The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request, consent of or ratification by the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided that no Agent shall be required
to take any action that, in its opinion or in the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable Law.

(d)

Any notice, consent, request, direction, instruction or ratification by the Required
Lenders shall be executed by the Lenders of record providing such consent, request, direction, instruction or ratification.

(e)

Each Agent may assume that any instructions received by it from the Required
Lenders, any Lender or any group of Lenders are duly given in accordance with the terms of the
Loan Documents and unless it has received notice of revocation, it may assume that those instructions have not been revoked.

(f)

Each Agent may assume (unless it has received notice to the contrary in its capacity as Administrative Agent or Collateral Agent (as applicable)) that:
(i)
any right, power, authority or discretion vested in any party to this
Agreement or any group of Lenders has not been exercised; and
(ii)
any notice or request made by any Borrower (other than a Borrowing
Notice) is made on behalf of and with the consent and knowledge of all the Loan Parties.
Section 9.05.

Notice of Default.

The Administrative Agent shall not be
deemed to have knowledge or notice of the occurrence of any Default or Event of
Default, unless the Administrative Agent shall have received written notice from
Required Lender or a Borrower referring to this Agreement, describing such
Default or Event of Default and stating that such notice is a “notice of default” or
“notice of an event of default” as applicable.

The Administrative Agent will notify
the Lenders of its receipt of any such notice.

The Administrative Agent shall take
such action with respect to any Event of Default as may be directed by the Required
Lenders in accordance with Article 8 ; provided that unless and until the
Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.
Section 9.06.

Credit Decision; Disclosure of Information by Agents.

Each Lender acknowledges that no Agent Affiliate has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent Affiliate to any Lender as to any matter, including whether Agent Affiliates have disclosed material information in their possession.

Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent Affiliate and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective
Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this
Agreement and to extend credit to the Borrowers and the other Loan Parties hereunder.

Each Lender also represents that it will, independently and without reliance upon any Agent Affiliate and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and the other Loan Parties.

Except
for notices, reports and other documents expressly required to be furnished to the
Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent Affiliate.

Section 9.07.

Indemnification of Agents.

Whether or not the transactions

contemplated hereby are consummated, the

Lenders shall
indemnify upon

demand the

Agents and

each other

Agent Affiliate,

pro rata,

and hold

harmless
the

Agents

and

each

other

Agent

Affiliate

from

and

against

any

and

all

Indemnified

Liabilities
incurred by it (whether based on

contract, tort or any other

theory, whether

brought by or against
a

third

party

or

by

or

against

the

Lenders, and

regardless

of

whether

any

Indemnitee is

a

party
thereto); provided
that

no

Lender

shall

be

liable

for

the

payment

to

any

Agent

Affiliate

of

any
portion of

such Indemnified

Liabilities resulting

from such

Agent Affiliate’s own

gross negligence,
willful

misconduct

or

fraud,

as

determined

by

the

final

judgment

of

a

court

of

competent
jurisdiction; provided
that

no

action

taken

in

accordance

with

the

directions

of

the

Required
Lenders

(or

such

other

number

or

percentage

of

the

Lenders

as

shall

be

required

by

the

Loan
Documents)

shall

be

deemed

to

constitute

gross

negligence,

willful

misconduct

or

fraud

for
purposes of this Section 9.07
.

In the case of

any investigation, litigation or proceeding

giving rise
to any Indemnified Liabilities, this Section 9.07

applies whether any such investigation, litigation
or proceeding is

brought by or

against any Lender

or any other

Person (or whether

any Agent or
an Agent Affiliate is a party to any such Proceeding).

Without limitation of the foregoing,

each Lender shall reimburse

each Agent upon demand
for its ratable

share of any

costs or out-of-pocket

expenses (including all

reasonable fees, expenses
and disbursements of any law

firm or other external legal

counsel and compensation of agents

and
employees paid

for services

rendered on

behalf of

the Lenders)

incurred by

the Agent

in connection
with

the

preparation,

execution,

delivery,

administration,

modification,

amendment

or
enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in
respect

of

rights

or

responsibilities

under,

this

Agreement,

any

other

Loan

Document,

or

any

document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or

on behalf of the

Borrowers,
provided

that such reimbursement by

the Lenders
shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto.

Each Lender hereby authorizes the

Administrative Agent and Collateral

Agent (including
in its capacity as Australian Security Trustee) to set off and apply any and all amounts at any time
owing

to

such

Lender

under

any

Loan

Document

or

otherwise

payable

or

distributable

by

the
Administrative

Agent

or

the

Collateral

Agent

(including

in

its

capacity

as

Australian

Security
Trustee) to

such Lender from

any source against

any amount due to

the Administrative Agent

or
the Collateral Agent under Section 2.16

and this
Section 9.07 .
The undertaking in this Section 9.07

shall survive termination

of the Commitments of

all
Lenders, the payment of

all other Obligations

and the resignation of

the Administrative Agent

or
the Collateral Agent.
Section 9.08.

Withholding Tax.

If any Governmental Authority of the
United States, Australia or other jurisdiction asserts a claim that the Administrative
Agent did not properly withhold Taxes from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not property executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective),

such Lender shall
indemnify and hold harmless the Administrative Agent (to the extent that the
Administrative Agent has not already been reimbursed by any Loan Party and without limiting or expanding the obligation of the applicable Loan Party to do so)
for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes

or
otherwise, including any interest, additions to tax or penalties thereto, together with all reasonable expenses incurred, including legal expenses and any other out-of-
pocket expenses, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.

A certificate as to the amount of
such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.
Section 9.09.

Agents in Their Individual Capacity.
(a)

Any Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as an Agent hereunder in its individual capacity.

Each Agent and its Affiliates may make loans to, issue letters of credit and bank guarantees for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though the Agent were not the an
Agent hereunder and without notice to or consent of the Lenders.

The Lenders acknowledge
that, pursuant to such activities, the Agent or their Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Agents shall not be under any obligation to provide such information to them.

With respect
to its Loans, each Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Agent, and the terms “Lender” and “Lenders” include the Agents, each in its individual capacity.

(b)

Each Lender understands that each Person serving as an Agent, acting in its individual capacity, and its Affiliates (collectively,

the “
Agent’s Group ”) are engaged in a wide
range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) (such services and businesses are collectively referred to in this Section 9.09

as “
Activities ”) and may engage in the Activities
with or on behalf of one or more of the Loan Parties or their respective Affiliates.

Furthermore,
the Agent’s Group may,

in undertaking the Activities, engage in trading in financial products or undertake other investment businesses for its own account or on behalf of others (including the
Loan Parties and their Affiliates and including holding, for its own account or on behalf of others, equity, debt and similar positions in Holdings, another Loan Party or their respective
Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of the Loan Parties or their Affiliates.

Each Lender
understands and agrees that in engaging in the Activities, the Agent’s Group may receive or otherwise obtain information concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) which information may not be available to any of the Lenders that are not members of the Agent’s Group.

No Agent nor any member of the
Agent’s Group shall have any duty to disclose to any Lender or use on behalf of the Lenders, and shall not be liable for the failure to so disclose or use, any information whatsoever about or derived from the Activities or otherwise (including any information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan
Party or any Affiliate of any Loan Party) or to account for any revenue or profits obtained in connection with the Activities, except that the Agents shall deliver or otherwise make available to each Lender such documents as are expressly required by any Loan Document to be transmitted by the Agents to the Lenders.
(c)

Each Lender further understands that there may be situations where members of the Agent’s Group or their respective customers (including the Loan Parties and their Affiliates)
either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Lenders (including the interests of the Lenders hereunder and under the other Loan Documents).

Each Lender agrees that no member of the Agent’s Group is
or shall be required to restrict its activities as a result of the Person serving as an Agent being a member of the Agent’s Group, and that each member of the Agent’s

Group may undertake any
Activities without further consultation with or notification to any Lender.

None of (i) this
Agreement nor any other Loan Document, (ii) the receipt by the Agent’s Group of information
(including Information) concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) nor (iii) any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence)
owing by any Agent or any member of the Agent’s Group to any Lender including any such duty that would prevent or restrict the Agent’s Group from acting on behalf of customers (including the Loan Parties or their Affiliates) or for its own account.

Section 9.10.

Resignation by the Agents.

(a)

Any Agent may resign as Agent upon 30 days’ prior notice to the Lenders and the
Borrowers.

If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders (or such other Person reasonably acceptable to Holdings), which successor agent shall be consented to by Holdings at all times other than during the existence of an Event of Default under Section 8.01(f)

(which consent of
Holdings shall not be unreasonably withheld or delayed). The resigning Agent shall make available to the successor Agent such documents and records and provide such assistance as the successor agent may reasonably request for the purposes of performing its functions as Agent under the Loan Documents. The Borrowers shall within 3 Business Days of demand, reimburse the resigning Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(b)

If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and Holdings, a successor agent.

Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Agent, and the term “Administrative Agent” or “Collateral Agent”, as applicable, shall mean such successor agent and/or supplemental agent, as the case may be, and the retiring Agent’s appointment, powers and duties as the Administrative Agent or the Collateral Agent, as
applicable, shall be terminated.

After the retiring Agent’s resignation hereunder as Agent, the provisions of this Article 9 , Section 11.05(a)

and
Section 11.05(b)

shall inure to its benefit as to
any actions taken or omitted to be taken by it while it was Agent under this Agreement.

(c)

If no successor agent has accepted appointment as the Administrative Agent or the Collateral Agent, as applicable, by the date which is 30 days following the retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the applicable Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

(d)

Upon the acceptance of any appointment as the Administrative Agent or the
Collateral Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (i) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (ii)
otherwise ensure that the requirements of Section 6.16

are (or continue to be) satisfied, the
successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents (if not already discharged therefrom as provided above in this Section 9.10
).

(e)

After the retiring Agent’s resignation hereunder as the Agent, the provisions of this Article 9 , Section 11.05(a)

and
Section 11.05(b)

shall continue in effect for its benefit in
respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

Section 9.11.

Administrative Agent May File Proofs of Claim.

In
case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)

to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the
Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and its agents and counsel and all other amounts due the Lenders and the Administrative Agent under
Section 2.13

and
Section 11.05(b)
) allowed in such judicial proceeding; and

(b)

to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
(c)

and any custodian, receiver, interim receiver, receiver and manager,

assignee,
trustee, liquidator, sequestrator, controller or other similar official in any such judicial
proceeding is hereby authorized by each Lender to make such payments to the Administrative
Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and their respective agents and counsel, and any other amounts due the Administrative Agent under Section 2.13

and
Section 11.05(b) .
Nothing

contained

herein

shall

be

deemed

to

authorize

the

Administrative

Agent

to
authorize

or

consent

to

or

accept

or

adopt

on

behalf

of

any

Lender

any

plan

of

reorganization,
arrangement, adjustment

or composition

affecting the

Obligations or

the rights

of any

Lender or
to authorize

the Administrative

Agent to

vote in

respect of

the claim

of any

Lender in

any such
proceeding.
Section 9.12.

Collateral and Guarantee Matters.

The Lenders irrevocably agree:
(a)

that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent (including, in its capacity as Australian Security Trustee) under any Loan
Document shall be automatically released

(i)
upon termination of the Commitments of all the Lenders and payment in full of all Obligations (other than contingent indemnification obligations not yet accrued and payable);

(ii)
at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document, other than any transfer to a Loan Party; and

(iii)
subject to Section 11.01 , if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders;
(b)

to release or subordinate any Lien on any property granted to or held by the
Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(f) ; and
(c)

that any Guarantor (other than the Borrowers) shall be automatically released from its obligations under the Guarantee in Article 10

if in the case of any Guarantor, such
Person ceases to be a Subsidiary as a result of a transaction or designation permitted hereunder.
Notwithstanding

the

foregoing,

a

release

of

Collateral

that

is

ABL

Priority

Collateral
outside of

the ordinary

course of

business, a

subordination of

the Lien

securing the

Obligations
and

a

release

of

any

Guarantor,

in

each

case,

shall

be

subject

to

Holdings

delivering

updated
Borrowing

Base

Certificate

demonstrating,

after

giving

effect

to

such

release

(including

any
prepayment or

repayment

of the

Loans), the

Total

Outstandings does

not exceed

the

Maximum
Revolving Credit.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s

authority to release or subordinate its

interest in particular types
or items of

property, or to release any

Guarantor from its obligations

under the Guarantee

pursuant
to

this
Section

9.12
.

In

each

case

as

specified

in

this
Section

9.12
,

the

applicable

Agent

will
promptly (and each Lender

irrevocably authorizes such

Agent to), at

Holding’s

expense, execute
and

deliver

to

the

applicable

Loan

Party

such

documents

as

such

Loan

Party

may

reasonably
request to

evidence the

release or

subordination of

such item

of Collateral

from the

assignment
and security interest granted

under the Collateral Documents

(including the Australian Collateral
Documents), or

to evidence

the release

of such

Loan Party

from its

obligations under

any of

the
Loan

Documents,

in

each

case

in

accordance

with

the

terms

of

the

Loan

Documents

and

this
Section 9.12 .
Section 9.13.

No requirement to enquire authority
No

party

to

this

Agreement

needs

to

enquire

whether

any

instructions

from

all

or

a
percentage of Lenders or the Required Lenders

have been given to the Administrative Agent or as
to the

terms of

those instructions.

As between

a Loan

Party on

the one

hand and

the Administrative
Agent and Lenders on the other, everything done by the

Administrative Agent under or in relation
to the Loan Documents will be taken to be authorised.

Section 9.14.

Appointment of Supplemental Collateral Agents.

(a)

It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction.

It is

recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the
Collateral Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan
Documents or take any other action which may be desirable or necessary in connection therewith, the Collateral Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-
trustee, collateral agent, collateral sub-agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a “ Supplemental Collateral
Agent ” and collectively as “ Supplemental Collateral Agents ”).
(b)

In the event that the Collateral Agent appoints a Supplemental Collateral Agent with respect to any Collateral,

(i)
each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Collateral Agent or such Supplemental
Collateral Agent, and

(ii)
the provisions of this Article 9

and of
Section 11.05(a)

and
Section
11.05(b)

that refer to the Collateral Agent shall inure to the benefit of such Supplemental
Collateral Agent and all references therein to the Collateral Agent shall be deemed to be references to the Collateral Agent and/or such Supplemental Collateral Agent, as the context may require.
(c)

Should any instrument in writing from any Loan Party be required by any
Supplemental Collateral Agent so appointed by the Collateral Agent for more fully and certainly vesting in and confirming to it such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by the
Collateral Agent.

In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by Law, shall vest in and be exercised by the Collateral Agent until the appointment of a new Supplemental Collateral Agent.
Section 9.15.

Reports and Financial Statements.

By signing this
Agreement, each Lender:
(a)

is deemed to have requested that the Administrative Agent furnish such Lender, as applicable, promptly after they become available, copies of all Financial Statements required to be delivered by Holdings hereunder and all field examinations, audits and appraisals of the
Collateral received by the Administrative Agent (collectively, the “ Reports ”);

(b)

expressly agrees and acknowledges that the Administrative Agent (i) makes no representation or warranty as to the accuracy of the Reports, and (ii) shall not be liable for any information contained in any Report;
(c)

expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Administrative Agent or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan
Parties’ personnel;
(d)

agrees to keep all Reports confidential in accordance with the provisions of
Section 11.08

(other than
clause (g)

thereof); and

(e)

without limiting the generality of any other indemnification provision contained in this Agreement, agrees:

(i)
to hold the Administrative Agent and any such other Lender preparing a
Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Loans that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans of the Borrowers; and

(ii)
to pay and protect, and indemnify, defend, and hold the Administrative
Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney costs) incurred by the Administrative Agent and any such other
Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender in each

case, including,

in connection

with, or

as a

result of

any actual

or prospective

claim, actions,
suits,

inquiries,

litigation,

investigation

or

proceeding

relating

to

any

of

the

foregoing

or

the
preparation of

any defense

in connection

therewith, whether

based on

contract, tort

or any

other
theory, whether brought by or against such Lender,

a third party or by the Borrowers or any other
Loan Party,

and regardless of

whether the Administrative

Agent ( or

such preparing Lender)

is a
party thereto.
Section 9.16.

Posting of Approved Electronic Communications.

(a)

Each of the Lenders and each Loan Party agree that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders by posting such Approved Electronic Communications on Debt Domain,
IntraLinks™ or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “ Approved Electronic Platform ”).
(b)

Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Amendment and Restatement

Effective Date, a dual firewall and a User ID/Password Authorization System) and the Approved
Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the
Lenders and each Loan Party acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution.

In consideration for the convenience and other benefits
afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders and each Loan Party hereby approves distribution of the Approved Electronic Communications through the Approved
Electronic Platform and understands and assumes the risks of such distribution.
(c)

The Approved Electronic Platform and the Approved Electronic Communications
are provided “as is” and “as available”.

None of the Administrative Agent, the Collateral Agent
(including in its capacity as the Australian Security Trustee) nor any of their respective Affiliates or any of their respective officers, directors, employees, agents, advisors, attorneys or representatives (the Administrative Agent, the Collateral Agent (including in its capacity as the
Australian Security Trustee) and each of the foregoing, each, an “ Agent Affiliate ”) warrant the accuracy, adequacy or completeness of the Approved Electronic Communications or the
Approved Electronic Platform and each expressly disclaims liability for errors or omissions in the Approved Electronic Platform and the Approved Electronic Communications.

No warranty
of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Agent Affiliates in connection with the Approved Electronic Platform or the Approved Electronic Communications.
(d)

Each of the Lenders and each Loan Party agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the
Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.
Section 9.17.

Erroneous Payments.
(a)

If the Administrative Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party such Lender (any such Lender,
Secured Party or other recipient, a “ Payment Recipient ”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b) ) that any funds received by such Payment Recipient from the
Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such
Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “ Erroneous Payment ”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall
(or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter,

return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous
Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

A notice of the Administrative Agent to any
Payment Recipient under this clause (a)

shall be conclusive, absent manifest error.
(b)

Without limiting immediately preceding
clause (a) , each Lender or Secured Party,
or any Person who has received funds on behalf of a Lender or Secured Party such Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise)
from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or
Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i)
(A) in the case of immediately preceding clauses (x)

or
(y) , an error shall
be presumed to have been made (absent written confirmation from the Administrative
Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z) ), in each case, with respect to such payment, prepayment or repayment; and
(ii)
such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one
Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section
9.17(b) .
(c)

Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such
Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a)

or under the indemnification provisions of this
Agreement.
(d)

In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a) , from any Lender that has received such
Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such
Erroneous Payment (or portion thereof) on its respective behalf)

(such unrecovered amount, an

“ Erroneous Payment Return Deficiency ”), upon the Administrative Agent’s notice to such
Lender at any time,

(i)
such Lender shall be deemed to have assigned its Loans (but not its
Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “ Erroneous Payment Impacted Class ”) in an amount equal to the Erroneous
Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment
Impacted Class, the “ Erroneous Payment Deficiency Assignment ”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative
Agent in such instance), and is hereby (together with the Borrowers) deemed to execute and deliver an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to an Approved
Electronic Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such
Lender shall deliver any Notes evidencing such Loans to the Borrowers or the
Administrative Agent,

(ii)
the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment,

(iii)
upon such deemed acquisition, the Administrative Agent as the assignee
Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous
Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and

(iv)
the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment.

The Administrative Agent may, in its

discretion, sell any

Loans acquired pursuant to

an Erroneous
Payment

Deficiency

Assignment

and

upon

receipt

of

the

proceeds

of

such

sale,

the

Erroneous
Payment Return Deficiency owing by

the applicable Lender shall be reduced

by the net proceeds
of the

sale of

such Loan

(or portion

thereof), and

the Administrative

Agent shall

retain all

other
rights, remedies and

claims against such

Lender (and/or against

any recipient that

receives funds
on

its

respective

behalf).

For

the

avoidance

of

doubt,

no

Erroneous

Payment

Deficiency
Assignment

will

reduce

the

Commitments

of

any

Lender

and

such

Commitments

shall

remain
available in

accordance with

the terms

of this

Agreement.

In addition,

each party

hereto agrees
that,

except

to

the

extent

that

the

Administrative

Agent

has

sold

a

Loan

(or

portion

thereof)
acquired pursuant to

an Erroneous Payment

Deficiency Assignment, and

irrespective of whether
the

Administrative

Agent

may

be

equitably

subrogated,

the

Administrative

Agent

shall

be
contractually subrogated

to all

the rights

and interests

of the

applicable Lender

or Secured

Party
under the Loan Documents with respect to each Erroneous Payment Return Deficiency

(any such
Obligations to which the Administrative Agent has become a subrogee, the “ Erroneous Payment
Subrogation Obligations ”).

(e)

The parties hereto agree that an Erroneous Payment shall not pay, prepay,

repay,
discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative
Agent from the Borrowers or any other Loan Party for the purpose of making such Erroneous
Payment.

(f)

To the extent permitted by applicable law,

no Payment Recipient shall assert any
right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)

Neither the obligations of any party to this Agreement to the Administrative
Agent nor the remedies of the Administrative Agent (whether arising under this Section 9.17 or otherwise) which relate to an Erroneous Payment will be affected by any act, omission, matter or thing which, but for this paragraph (g) , would reduce, release or prejudice any such obligation or remedy (whether or not known by the Administrative Agent or any other party to this
Agreement). All payments to be made by a party to this Agreement to the Administrative Agent
(whether made pursuant to this

Section 9.17
or otherwise) which relate to an Erroneous Payment
shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.
(h)

Each party’s obligations, agreements and waivers under this
Section 9.17

shall
survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan
Document.
ARTICLE 10.
GUARANTEE
Section 10.01.

Guarantee
.

(a)

Each of the Guarantors hereby, jointly and severally,

unconditionally and
irrevocably,

(i)
guarantees to the Administrative Agent, for the ratable benefit of the
Secured Parties and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers and each other Loan
Party when due (whether at the stated maturity, by acceleration or otherwise) of the
Obligations;
(ii)
undertakes to the Administrative Agent, for the ratable benefit of the
Secured Parties and their respective successors, endorsees, transferees and assigns that:

(A)
whenever a Loan Party does not pay any amount when due under or in connection with any Loan Document (or anything which would have been due if the Loan Document or the amount was enforceable, valid and not illegal), immediately on demand by the Administrative Agent, the Guarantor shall pay that amount as if it was the principal obligor; and
(B)
if an Ipso Facto Event has occurred, then immediately on demand by the Administrative Agent, the Guarantor shall pay all amounts referred to in
Section 8.02(a)(ii)

(as applicable), in each case, as if it was the principal obligor.
Each

of
paragraph

10.01(a)(i)
, 10.01(a)(ii)(A)

and
10.01(a)(ii)(B)

is

a

separate
obligation, None is limited by reference to the other.

(b)

Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under any applicable
Law relating to fraudulent conveyances, fraudulent transfers, or the insolvency of debtors (after giving effect to the right of contribution established in Section 10.02 ).
(c)

Each Guarantor agrees that the Obligations may at any time and from time to time exceed the maximum amount of the liability of such Guarantor under Section 10.01(b)

without
impairing the guarantee contained in this Article 10

or affecting the rights and remedies of the
Secured Parties hereunder.
(d)

The guarantee contained in this
Article 10

shall remain in full force and effect
until all the Obligations (other than any contingent indemnification obligations not then due)
shall have been satisfied by payment in full, and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Agreement the Borrowers may be free from any Borrower Obligations.
(e)

No payment made by the Borrowers, any of the Guarantors, any other Guarantor or any other Person or received or collected by any Secured Party from the Borrowers, any of the
Guarantors, any other Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to reduce, release, modify or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations (other than any contingent indemnification obligations not then due) are paid in full and the Commitments are terminated.
Section 10.02.

Right of Contribution
.

Each Guarantor hereby agrees
that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.

Each Guarantor’s right of contribution shall be subject to
the terms and conditions of Section 10.03
.

The provisions of this
Section 10.02
shall in no respect limit the obligations and liabilities of any Guarantor to the
Secured Parties, and each Guarantor shall remain jointly and severally liable to the
Secured Parties for the full amount guaranteed by such Guarantor hereunder.
Section 10.03.

No Subrogation
.

Notwithstanding any payment made by
any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrowers or any Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrowers or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by the Borrowers on account of the Obligations (other than any contingent indemnification obligations not then due) are paid in full and the
Commitments are terminated.

If any amount shall be paid to any Guarantor on
account of such subrogation rights at any time when all of the Obligations (other than any contingent indemnification obligations not then due) shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Secured
Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the
Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
Section 10.04.

Amendments, etc. with Respect to the Borrower
Obligations .

Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the
Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may,

from time to time, in
whole or in part, be renewed, extended, increased, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and this
Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required
Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any
Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.

No Secured Party shall have any obligation to protect,

secure, perfect or insure any Lien at any time held by it as security for the
Obligations or for the guarantee contained herein or any property subject thereto.
Section 10.05.

Guarantee Absolute and Unconditional.

Each
Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance that constitutes a legal or equitable discharge of a guarantor or a surety other than payment in full of the Obligations.

In furtherance of the foregoing and without
limiting the generality thereof, each Guarantor agrees as follows:
(a)

The guarantee under this
Article 10

is a guarantee of payment when due and not
of collectability, and is a primary obligation of each Guarantor and not merely a contract of surety.
(b)

The Administrative Agent may enforce the guarantee under this
Article 10

upon
the occurrence of an Event of Default notwithstanding the existence of any dispute between the
Borrowers and any Beneficiary with respect to the existence of such Event of Default.
(c)

Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Article 10

or acceptance of the guarantee contained in this
Article 10 .
(d)

The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article 10

and all dealings between the Borrowers and any of the
Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article 10
.

(e)

To the fullest extent permitted by applicable law,

each Guarantor waives
diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or any of the Guarantors with respect to the Obligations.

(f)

Each Guarantor understands and agrees that the guarantee contained in this
Article 10

shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to

(i)
the validity or enforceability of the Agreement or any other Loan
Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured
Party,

(ii)
any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers or any other Person against any Secured Party,

(iii)
any acts of any legislative body or Governmental Authority affecting the
Borrowers, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of the Borrowers’
property, or by economic, political, regulatory or other events in the countries where the
Borrowers are located, or

(iv)

any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of such Guarantor under the guarantee contained in this, in bankruptcy or in any other instance.

(g)

When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may,

but shall be under no
obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrowers, any other
Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers, any other Guarantor or any other Person or any such collateral security or guarantee or right of offset, shall not relieve any
Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Parties against any Guarantor.

For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
Section 10.06.

Waiver by Guarantors
.

Each Guarantor hereby waives,
for the benefit of the Secured Parties:

(a)

any right to require any Secured Party, as a condition of payment or performance by such Guarantor, to

(i)
proceed against Borrowers, any other Guarantor of the Obligations or any other Person,

(ii)
proceed against or exhaust any security held from Borrowers, any such other Guarantor or any other Person,

(iii)
proceed against or have resort to any balance of any deposit account or credit on the books of any Secured Party in favor of Borrowers or any other Person, or

(iv)
pursue any other remedy in the power of any Secured Party whatsoever;

(b)

any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrowers or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrowers or any other
Guarantor from any cause other than payment in full of the Obligations;

(c)

any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

(d)

any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith;
(e)

(i)

any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such
Guarantor’s obligations hereunder,

(ii)

the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof,

(iii)

any rights of set offs, recoupments and counterclaims, and

(iv)

promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto;

(f)

notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including the acceptance hereof, notices of default hereunder, the Secured Hedge Agreements or any agreement or instrument related thereto or any agreement or instrument related thereto, notices of any renewal, extension or modification of the
Obligations or any agreement related thereto, notices of extension of credit to Borrowers;

(g)

any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate Guarantors or sureties, or which may conflict with the terms hereof;

(h)

any defenses arising from the amendment of waiver of any term of the Loan
Documents;

(i)

any defenses arising from failure to perfect any security granted over the
Collateral or any release of security over the Collateral;

(j)

any law or regulation of any jurisdiction or any other event affecting any term of the Loan Documents or the Obligations; and

(k)

any other circumstances that might constitute a defense to the Guarantor.

Section 10.07.

Releases
.
(a)

At such time as the Obligations shall have been confirmed by the Administrative
Agent to have been paid in full (other than any contingent indemnification obligations not then due), the Commitments have been terminated, all obligations (other than those expressly stated
to survive such termination) of each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.

At the request and sole expense of any
Guarantor following any such termination, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.
(b)

A Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Guarantor shall automatically be released

(i)
upon the consummation of any transaction or related series of transaction permitted hereunder if as a result thereof such Guarantor shall cease to be a Subsidiary
(or becomes an Excluded Subsidiary); provided , that a Guarantor shall not be released until Holdings delivers an updated Borrowing Base Certificate in form and substance satisfactory to the Administrative Agent demonstrating, after giving effect to such release
(including any prepayment or repayment of the Loans), that the Total Outstandings do not exceed the Maximum Revolving Credit or
(ii)
upon the repayment in full in cash of all of the Obligations (other than any contingent indemnification obligations not then due), as confirmed in writing by the
Administrative Agent, and the termination of the Commitments.

In connection with any such release, the Administrative Agent shall promptly execute and deliver to any Guarantor,

at such Guarantor’s

expense, all documents

that such Guarantor

shall reasonably
request to evidence termination or release.

Any execution and delivery of documents pursuant to
the preceding

sentence of

this
Section 10.07(b)

shall be

without recourse

to or

warranty by

the
Administrative Agent (other

than as to

the Administrative Agent’s authority to

execute and deliver
such documents).
Section 10.08.

Subordination of Other Obligations.

Any Indebtedness
of the Borrowers or any Guarantor held as of the Amendment and Restatement
Effective Date or thereafter by any Guarantor (the “ Obligee Guarantor ”) is hereby subordinated in right of payment to the Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent on behalf the Beneficiaries and shall forthwith be paid over to the Administrative
Agent for the benefit of the Beneficiaries to be credited and applied against the
Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.
Section 10.09.

Authority of Guarantors or Borrowers.

It shall not be
necessary for any Beneficiary to inquire into the capacity or powers of any
Guarantor or Borrowers or the officers, directors or agents acting or purporting to act on behalf of any of them.
Section 10.10.

Financial Condition of Borrowers.

Any Borrowing may
be made to the Borrowers or continued from time to time, without notice to or authorization from any Guarantor regardless of the financial or other condition of

Borrowers at the time of such grant or continuation.

No Beneficiary shall have any
obligation to disclose or discuss with any Guarantor its assessment, or any
Guarantor’s assessment, of the financial condition of the Borrowers.

Each
Guarantor has adequate means to obtain information from the Borrowers on a continuing basis concerning the financial condition of the Borrowers and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the
Borrowers and all circumstances bearing upon the risk of nonpayment of the
Obligations.

Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrowers known as of the Amendment and
Restatement Effective Date or thereafter known by any Beneficiary.
Section 10.11.

Taxes

and Payments.

The provisions of
Section 3.01(a) -
(e)

shall apply
mutatis mutandis

to the Guarantors and payments thereby.
Section 10.12.

Assignments.

Each Guarantor acknowledges that the
Administrative Agent or any Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it) and such assignee, transferee or participant shall thereupon become vested with all the benefits in respect thereof granted to such party herein or otherwise, in each case as and to the extent provided in Section 11.07
.

No Guarantor shall have the right to
assign its rights hereunder or any interest herein except in accordance with Section
11.07 .
Section 10.13.

Reinstatement.

Each Guarantor agrees that if (a) any
payment made by the Borrowers or any other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (b) the proceeds of Collateral are required to be returned by any Beneficiary to the
Borrowers or its estate, trustee, receiver or any other Party including any Guarantor or its estate, trustee, or receiver under any requirement of Law, then, to the extent of such payment or repayment, any such Guarantors liability hereunder shall be and remain in full force and effect, as fully as if such payment had never been made.

If,
prior to any of the foregoing, the guarantee under this Article 10 shall have been
cancelled or surrendered (and, if any Lien or other Collateral securing such
Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), the guarantee under this Article 10

(and such Lien
or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of the amount of such payment (or any lien or other Collateral securing such obligation).

Section 10.14.

Keepwell.

Each Qualified ECP Guarantor hereby

jointly
and severally absolutely,

unconditionally

and

irrevocably

undertakes

to

provide
such

funds

or

other

support

as

may

be needed

from

time

to

time

by

each

other
Loan

Party

to

honor

all

of

its

obligations

under

this Guarantee in respect of Swap
Contracts ( provided , however , that each Qualified ECP Guarantor shall only be
liable under this Section 10.14
for the maximum

amount of such

liability that can
be hereby incurred without rendering its obligations under this Section 10.14 , or otherwise under this Guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).

The obligations
of each Qualified ECP Guarantor under this Section 10.14 shall remain in full force and effect until the Obligations have been paid in full and the Commitments have been terminated.

Each Qualified ECP Guarantor intends that this
Section
10.14 constitute, and this Section 10.14 shall be deemed to constitute, a
“keepwell, support, or other agreement” for the benefit of each Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
ARTICLE 11.
MISCELLANEOUS
Section 11.01.

Amendments and waivers
(a) Required consents:
(i)
Subject to Section 11.01(b)

(All Lender matters), any term of the Loan
Documents may be amended or waived only with the consent of the Required Lenders and the Borrowers and any such amendment or waiver will be binding on all parties.
(ii)
The Administrative Agent may effect, on behalf of any Loan Party, any amendment or waiver permitted by this Section 11.01 .
(b) All-Lender matters: Subject to Section 11.01(c)

(Other exceptions), an
amendment or waiver of any term of any Loan Document that has the effect of changing or which relates to:
(i)
the definition of “Required Lenders”;
(ii)
a waiver of any of the conditions precedent under Article 4 ;
(iii)
an extension to the date of payment of any amount under the Loan
Documents;
(iv)
a reduction in the Applicable Rate or Make-Whole Premium or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(v)
an increase in any Commitment, an extension of the Availability Period, a change to a sublimit, or any requirement that a cancellation of Commitments reduces the
Commitments of the Lenders rateably under the Facility;
(vi)
a change to the Loan Parties other than in accordance with the terms of this Agreement;
(vii)
the definition of “Borrowing Base”, “Borrowing Base Collateral”,
“Availability” or “Maximum Revolving Credit”;
(viii)
any provision which expressly requires the consent of all the Lenders;
(ix)
Section 2.02

(Utilisation – Loans),
Section 3.02

(Illegality),
Section 8.03
(Application of Funds), Section 8.05

(Review Event), this
Section 11.01

(Amendments
and waivers) and Section 11.15
(Governing Law; Jurisdiction; Etc);

(x)
(other than as expressly permitted by the provisions of this Agreement or the Security Trust Deed):
(A)
the nature or scope of the Collateral Documents or the nature or scope of the guarantee and indemnity granted under Article 10

(Guarantee); or
(B)
the Collateral; or
(C)
the manner in which the proceeds of enforcement of the Collateral
Documents are distributed; or
(xi)
the release of any guarantee and indemnity granted under Article 10
(Guarantee) or of any Collateral Documents unless permitted under this Agreement or the
Security Trust Deed or relating to a disposal of an asset which is the subject of the
Collateral Document, or of the grantor of the guarantee and indemnity or Collateral
Document or of the grantor’s Holding Company,

where such disposal is permitted under
this Agreement or the Security Trust Deed or relating to a disposal of an asset which is the subject of the Collateral Document, or of the grantor of the guarantee and indemnity or Collateral Document or of the grantor’s Holding Company,

where such disposal is
permitted under this Agreement,
shall not be made without the prior consent of all the Lenders.

(c) Other exceptions:
(i)
An amendment or waiver which relates to the rights or obligations of the
Administrative Agent or the Collateral Agent (each in their capacity as such) may not be effected without the consent of the Administrative Agent or, as the case may be, the
Collateral Agent.
(ii)
Any Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.

(iii)
Notwithstanding the foregoing, no Lender consent is required to effect any amendment or supplement to the ABL Intercreditor Agreement, the Stanwell
Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement that is for the purpose of adding the holders of any other Indebtedness and Liens permitted hereunder to be secured by a Lien on Collateral, as expressly contemplated by the terms of such ABL Intercreditor Agreement, the Stanwell
Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing).

Section 11.02.

[Reserved]

Section 11.03.

Notices; Effectiveness; Electronic Communications
.
(a) Notices Generally
.

Except in the case of notices and other communications
expressly permitted to be given by telephone (and except as provided in subsection (b)

below),
all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)
if to the Borrowers or the Administrative Agent, to the address, electronic mail address or telephone number specified for such Person on Schedule 11.02

(or such
other address or number as the Borrowers or the Administrative Agent may from time to time notify to each other party); and

(ii)
if to any other Lender, to the address, electronic mail address or telephone number specified in its Administrative Questionnaire.
Notices sent by

hand or overnight

courier service, or

mailed by certified

or registered mail,

shall
be deemed

to have

been

given when

received

(except that,

if not

given

during

normal business
hours for the recipient, shall be deemed to have been given at the opening of business on the next
business day for

the recipient).

Notices delivered through

electronic communications to

the extent
provided in subsection (b)

below shall be effective as provided in such
subsection (b) .
(b) Electronic Communications
.

Notices and other communications to the Lenders
hereunder may be delivered or furnished by electronic communication (including e-mail and
Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided , that the foregoing shall not apply to notices to any Lender pursuant to Article 2 if such
Lenderhas notified the Administrative Agent that it is incapable of receiving notices under such
Article by electronic communication.

The Administrative Agent or the Borrowers may, in their
discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided , that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes,

(i)
notices and other communications sent to the Lenders to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return
e-mail or other written acknowledgement), provided , that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and

(ii)
notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i)

of notification that such notice or
communication is available and identifying the website address therefor.
(c)

Approved Electronic Platform
.

THE APPROVED ELECTRONIC
PLATFORM

IS PROVIDED “AS IS” AND “AS AVAILABLE.”

THE AGENT PARTIES

(AS
DEFINED BELOW) DO NOT WARRANT

THE ACCURACY OR COMPLETENESS OF
THE BORROWER MATERIALS

OR THE ADEQUACY OF THE APPROVED
ELECTRONIC PLATFORM,

AND EXPRESSLY

DISCLAIM LIABILITY FOR ERRORS IN
OR OMISSIONS FROM THE BORROWER MATERIALS.

NO WARRANTY

OF ANY
KIND, EXPRESS, IMPLIED OR STATUTORY,

INCLUDING ANY WARRANTY

OF
MERCHANTABILITY,

FITNESS FOR A PARTICULAR

PURPOSE, NON-INFRINGEMENT
OF THIRD PARTY

RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE
DEFECTS, IS MADE BY ANY AGENT PARTY

IN CONNECTION WITH THE
BORROWER MATERIALS

OR THE APPROVED ELECTRONIC PLATFORM.

In no event
shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”)
have any liability to the Borrowers, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the
Borrowers’ or the Administrative Agent’s transmission of Borrower Materials through the
Internet, except to the extent that such losses, claims, damages, liabilities or expenses have resulted from the gross negligence or willful misconduct of such Agent Party as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that in no event shall the Agent Party have any liability to the Borrowers, any Lender or any other
Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc
.

Each of the Borrowers and the Administrative Agent
may change its address or telephone number for notices and other communications hereunder by notice to the other parties hereto.

Each other Lender may change its address or telephone
number for notices and other communications hereunder by notice to the Borrowers and the
Administrative Agent.

In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e) Reliance by Administrative Agent and Lenders
.

The Administrative Agent
and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein,

were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.

All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
Section 11.04.

No Waiver; Cumulative Remedies
.

None of the Secured
Parties shall by any act (except by a written instrument pursuant to Section 11.01 ), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.

No
failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such
Secured Party would otherwise have on any future occasion.

The rights, remedies,
powers and privileges herein provided, and provided under each other Loan
Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
Section 11.05.

Expenses; Indemnity; Damage Waiver
.
(a) Costs and Expenses
.

The Borrowers shall pay within 3 Business Days of
demand:
(i)
all reasonable and documented out-of-pocket expenses incurred by the
Administrative Agent, the Lenders, and their Affiliates (including the reasonable and documented fees, charges and disbursements of counsel, financial advisor and industry advisors for the Administrative Agent), in connection with the Facility (whether or not the Amendment and Restatement Effective Date or first Utilisation Date occurs), including, without limitation, internal per diem field examination costs, syndication of the
Facility, closing and due diligence costs and costs in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated),

(ii)
all reasonable and documented out-of-pocket expenses incurred by the
Administrative Agent or any Lender, including the reasonable and documented fees, charges and disbursements of any

(A)
one primary counsel, one local for counsel for each relevant jurisdiction (which may include a single counsel acting for multiple jurisdictions)
and, to the extent necessary or appropriate, one specialist counsel for each applicable specialty for the Administrative Agent or any Lender,

(B)
in the case of an actual or perceived conflict of interest, one additional primary counsel, one additional local counsel for all such Persons taken as a whole in each relevant jurisdiction (which may include a single counsel acting for multiple jurisdictions) and, to the extent necessary or appropriate, one additional specialist counsel for each applicable specialty, in each case, for the similarly affected Persons taken as a whole, and

(C)
one financial advisor, to the extent necessary and appropriate, regardless of

whether any

of the

transactions contemplated

hereby is

consummated or

in
connection with the enforcement or protection of its rights
(D)
in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.05
, or

(E)
in connection with the Loans made hereunder, including all such all reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

Each Guarantor agrees to pay

or reimburse each Secured Party within

3 Business Days of demand
for all its

reasonable and

documented out-of-pocket

expenses incurred in

collecting against

such
Guarantor under

the guarantee

contained in
Article 10

or otherwise

enforcing or

preserving any
rights under

this Agreement

and the

other Loan

Documents to

which such

Guarantor is

a party,
including, without limitation, the fees and disbursements

of counsel to each Secured Party and of
counsel to the Administrative Agent.
(b) Indemnification by the Loan Parties
.

The Borrowers and each Guarantor shall,
within 3 Business Days of demand, indemnify the Administrative Agent (and any sub-agent thereof), each Lender, and each of their Related Party of any of the foregoing Persons (each such
Person being called an “ Indemnitee ”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee on a full indemnity basis), incurred by any Indemnitee or asserted by or against any Indemnitee by any third party or by or against the Borrowers or any other Loan Party arising out of, in connection with, or as a result of:
(i)
the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or,

in the case of the
Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents,
(ii)
any Loan or the use or proposed use of the proceeds therefrom,
(iii)
the occurrence of any Default,

(iv)
a failure by an Loan Party to pay any amount due under a Loan Document on its due date,
(v)
funding, or making arrangements to fund, its participation in a Loan requested by a Borrower in a Borrowing Notice but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Indemnitee alone),
(vi)
a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by a Borrower,
(vii)
any actual or alleged presence or release of Hazardous Materials at, on, under or from any property currently or formerly owned or operated by the Borrowers or any of their respective Subsidiaries, or any Environmental Liability related in any way to the Borrowers or any of their respective Subsidiaries, or
(viii)
any actual or prospective claim, actions, suits, inquiries, litigation, investigation or proceeding relating to any of the foregoing (each, a “ Proceeding ”) or the preparation of any defense in connection therewith, in each case, arising out of or in connection with or by reason of this Agreement,

the Loan Documents or the transactions
contemplated hereby or thereby, or any actual or proposed use of the proceeds of the
Facility, whether based on contract, tort or any other theory,

whether brought by or
against a third party or by or against the Borrowers or any other Loan Party, and regardless of whether any Indemnitee is a party thereto (all of the foregoing, collectively, the “ Indemnified Liabilities ”);
provided
, that such indemnity shall

not, as to any Indemnitee, be

available to the extent that

such
losses, claims, damages, liabilities or related expenses

(ix)
have resulted from the gross negligence or willful misconduct of such
Indemnitee as determined by a court of competent jurisdiction in a final, non-appealable judgment,

(x)
other than in respect of the Administrative Agent or Collateral Agent
(including, in its capacity as the Australian Security Trustee) in its capacity as such, have resulted from a material breach of such Indemnitee’s obligations under this Agreement or other Loan Documents as determined by a court of competent jurisdiction in a final, non-
appealable judgment, or

(xi)
arises out of any Proceeding that does not involve an act or omission of the Loan Parties or any of its respective Affiliates and that is brought by an Indemnitee against any other Indemnitee (other than any Proceeding against the Collateral Agent or the Administrative Agent solely in their respective capacities or in fulfilling their respective roles as Collateral Agent, Administrative Agent or similar role under the
Facility),

provided further
,

that

the

Loan

Parties

shall

not

be

required

to

reimburse

the

legal

fees

and
expenses of more than

(xii)
one primary counsel, one local for counsel for each relevant jurisdiction
(which may include a single counsel acting for multiple jurisdictions) and, to the extent necessary or appropriate, one specialist counsel for each applicable specialty for the
Administrative Agent or any Lender,

(xiii)
in the case of an actual or perceived conflict of interest, one additional primary counsel, one additional local counsel in each relevant jurisdiction (which may include a single counsel acting for multiple jurisdictions) and, to the extent necessary or appropriate, one additional specialist counsel for each applicable specialty, in each case, for the similarly affected Persons taken as a whole, and

(xiv)
one financial advisor, to the extent necessary and appropriate.
In the

case of

any Proceeding

to which

the indemnity

in this

paragraph applies,

such indemnity
shall be effective,

whether or not

such Proceeding is

brought by or

against any Borrower,

any of
its directors, security holders or creditors,

an Indemnitee or any other

person, or an Indemnitee is
otherwise

a

party

thereto

and

whether

or

not

the

transactions

contemplated

hereby

are
consummated.

Notwithstanding

any

other

provision

in

this

Agreement

or

any

other

Loan
Document,

no

Indemnitee

shall

be

liable

for

any

indirect,

special,

punitive

or

consequential
damages

(including,

without

limitation,

any

loss

of

profits,

business

or

anticipated

savings)

in
connection

with

its

activities

related

to

this

Agreement,

the

other

Loan

Documents

or

the
transactions

contemplated

hereby

or

thereby;
provided

that

such

waiver

of

special,

indirect,
consequential or punitive damages shall not limit the indemnification obligations of the Borrower under this Section 11.05(b) .
No Loan

Party shall,

without the

prior written

consent of any

affected Indemnitee,

effect
any settlement of

any pending or

threatened proceedings in

respect of which

indemnity could have
been sought

hereunder by

such

Indemnitee unless

such settlement

(i) includes

an unconditional
release

of

such

Indemnitee

from

all

liability

or

claims

that

are

the

subject

matter

of

such
proceedings and

(ii) does

not include

any statement

as to

or any

admission of

fault, culpability,
wrongdoing or a failure to act by or on behalf of any Indemnitee.
Each Borrower acknowledges

that information and

other materials relative

to the Facility
and

the

transactions

contemplated

hereby

may

be

transmitted

through

the

Approved

Electronic
Platform.

No

Indemnitee

will

be

liable

to

any

Borrower

or

any

of

its

affiliates

or

any

of

their
respective

security

holders

or

creditors

for

any

damages

arising

from

the

use

by

unauthorized
persons of information or

other materials sent through

the Approved Electronic Platform

that are
intercepted by such persons.
(c) Reimbursement by Lenders
.

Each Lender severally

agrees to pay

to the Administrative

Agent (or any

such sub-agent)
or such Related

Party,

as the

case may be,

such Lender’s

pro rata share

(based on the

Loans and
unused Commitments

held by

such Lender

relative to

the total

Loans and

unused Commitments
then outstanding) of such

unpaid amount,
provided
, that the unreimbursed

expense or indemnified
loss, claim, damage,

liability or

related expense, as

the case may

be, was incurred

by or asserted
against the

Administrative Agent

(or any

such sub-agent)

in its

capacity as

such, or

against any

Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent)
in connection

with such

capacity.

The obligations

of the

Lenders under

this
subsection (c)

are
subject to the provisions of Section 2.16(d) .
(d) Waiver of Consequential Damages, Etc
.

To the fullest extent permitted by
applicable law, the Borrowers shall not assert, and hereby waives, any claim against any
Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this
Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof.

No
Indemnitee referred to in subsection (b)

above shall be liable for any damages arising from the
use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this
Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such damages result from the gross negligence or willful misconduct of such
Indemnitee, in each case, as determined by the final nonappealable judgment of a court of competent jurisdiction.
(e) Payments
.

All amounts due under this
Section 11.05

shall be payable not later
than 10 Business Days after demand therefor.
(f)
Administrative Agent’s management time.

Any amount payable to the
Administrative Agent under Section 9.07

and this
Section 11.05 shall include the cost of
utilising the Administrative Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Administrative Agent may notify to the Borrowers and the Lenders, and is in addition to any fee paid or payable to the
Administrative Agent under Section 2.13.
(g) Survival
.

The agreements in this
Section 11.05

shall survive the resignation of
the Administrative Agent, the replacement of any Lender, the termination of the aggregate
Commitments and the repayment, satisfaction or discharge of all the other Obligations.

Section 11.06.

Payments Set Aside
.

To the extent that any payment by
or on behalf of the Borrowers is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required
(including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then

(a)

to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and

(b)

each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the

Administrative Agent, plus

interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Overnight Rate from time to time in effect.

The

obligations

of

the

Lenders

under
clause (b)

of

the

preceding

sentence

shall

survive

the
payment in full of the Obligations and the termination of this Agreement.
Section 11.07.

Successors and Assigns
.

(a) Successors and Assigns Generally
.

The provisions of this Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except

(i)
to an Eligible Assignee in accordance with the provisions of Section
11.07(b)
,

(ii)
by way of participation in accordance with the provisions of Section
11.07(d)
, or

(iii)
by way of pledge or assignment of a security interest subject to the restrictions of Section 11.07(f)
.

Nothing in

this Agreement,

expressed or

implied,

shall be

construed to

confer upon

any Person
(other than

the parties

hereto, their

respective successors

and assigns

permitted hereby, Participants
to the extent provided in subsection (d)

of this Section and, to

the extent expressly contemplated
hereby,

the

Related

Parties

of

each

of

the

Administrative

Agent

and

the

Lenders)

any

legal

or
equitable right, remedy or claim under or by reason of this Agreement.
(b) Assignments by Lenders
.

(i)
Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it), provided , that:
(A)
except in the case of an assignment of the entire remaining
amount of the assigning Lender’s Commitment and the Loans at the time owing to it, the aggregate amount of the Commitment (which for this purpose includes
Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade
Date” is specified in the Assignment and Acceptance, as of such “Trade Date”, shall not be less than $5,000,000;

(B)
each partial assignment shall be made as an assignment of a
proportionate part of all the assigning Lender’s rights and obligations under this
Agreement with respect to the Loans or the Commitment assigned;
(C)
the parties to each assignment shall execute and deliver to the
Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500; provided , however , that the
Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment;

(D)
each party to an assignment appoints the Administrative Agent to act as its agent to execute an Australian Recognition Certificate on its behalf, ratifies that execution, and agrees it is therefore bound as set out in the Australian
Recognition Certificate by the terms set out in the Australian Security Trust Deed;
and
(E)
an assignment will only be effective on completion by the
Administrative Agent of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such assignment and on receipt by the Administrative Agent of confirmation from the Australian
Security Trustee that the Australian Security Trustee has performed all necessary
“know your customer” or other similar checks under all applicable laws and regulations in relation to such assignment (the receipt of which the Administrative
Agent shall promptly notify to the parties to the assignment) and the new Lender has become bound by an Australian Recognition Certificate.

(ii)
The Eligible Assignee, if it shall not be a Lender, shall deliver to the
Administrative Agent an Administrative Questionnaire.
Subject

to

acceptance

and

recording

thereof

by

the

Administrative

Agent

pursuant

to
subsection (c)

of this Section, from and after the effective

date specified in each Assignment and
Acceptance, the Eligible Assignee thereunder shall be a party to this

Agreement and, to the extent
of the interest assigned by

such Assignment and Acceptance, have

the rights and obligations

of a
Lender

under

this

Agreement,

and

the

assigning

Lender

thereunder

shall,

to

the

extent

of

the
interest assigned by such Assignment and Acceptance, be released from its obligations under this
Agreement

(and,

in

the

case

of

an

Assignment

and

Acceptance

covering

all

of

the

assigning
Lender’s rights and

obligations under this

Agreement, such

Lender shall

cease to be

a party

hereto)
but shall continue to be entitled to the benefits of Sections 3.01, 3.04 , 3.07

and
11.05

with respect
to

facts

and

circumstances

occurring

prior

to

the

effective

date

of

such

assignment.

Any
assignment

or

transfer

by

a

Lender

of

rights

or

obligations

under

this

Agreement that

does

not
comply

with

this

subsection

shall

be

treated

for

purposes

of

this

Agreement

as

a

sale

by

such
Lender of a participation in such rights and obligations in accordance with Section 11.07(d) .
(c) Register
.

The Administrative Agent, acting solely for this purpose as a non-
fiduciary agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated

interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the
“ Register
”).

The entries in the Register shall be conclusive absent manifest error, and the
Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

The Register shall be available for
inspection by the Borrowers, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations .
(i)
Any Lender may at any time, without the consent of, or notice to, the
Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries)
(each, a “ Participant ”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to
it); provided
, that

(A)
such Lender’s obligations under this Agreement shall remain
unchanged,

(B)
such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and

(C)
the Borrowers, the Administrative Agent, the Lenders shall
continue to deal solely and directly with such Lender in connection with such
Lender’s rights and obligations under this Agreement.

Any agreement

or instrument

pursuant to

which a

Lender sells

such a

participation shall
provide

that

such

Lender

shall

retain

the

sole

right

to

enforce

this

Agreement

and

to
approve

any

amendment,

modification

or

waiver

of

any

provision

of

this

Agreement;
provided
, that

such agreement

or instrument

may provide

that such

Lender will

not, without
the

consent

of

the

Participant,

agree

to

any

amendment,

waiver

or

other

modification
described in Section 11.01(b)

that affects

such Participant.

Subject to
subsection (e)

of
this Section,

the Borrowers

agree that

each Participant

shall be

entitled to

the benefits

of
Sections

3.01,
Section

3.04

and
3.07

to

the

same

extent

as

if

it

were

a

Lender

and

had
acquired its

interest by

assignment;
provided , further
, that in

the case

of
Section 3.01 , such
Participant shall have complied with the requirements of such section (it being understood
that the documentation required under Section 3.01

shall be delivered to the

participating
Lender).

To

the

extent

permitted

by

law,

each

Participant

also

shall

be

entitled

to

the
benefits of Section 10.07

as though it

were a Lender,
provided

such Participant agrees

to
be subject

to
Section 2.17

as though

it were

a Lender.

Each Lender

that sells

a participation
agrees, at the Borrowers’ request and

expense, to use reasonable efforts

to cooperate with
the Borrowers to

effectuate the provisions of
Section 11.14
with respect to

any Participant.

(ii)
Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each

Participant’s interest in the Loans or other obligations under the Loan Documents (the
“ Participant Register ”); provided

that no Lender shall have any obligation to disclose all
or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit, bank guarantees or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit, bank guarantee or other obligation is in registered form under
Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the U.S. Treasury Regulations (or,
in each case, any amended or successor version).

The entries in the Participant Register
shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

For the
avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent)
shall have no responsibility for maintaining a Participant Register.
(e) Limitations upon Participant Rights
.

A Participant shall not be entitled to
receive any greater payment under Section 3.01 , Section 3.04

or
Section 3.07

than the
applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Holding’s prior written consent or such entitlement to receive a greater payment results from a Change in
Law that occurs after the Participant acquired the applicable participation.
(f) Certain Pledges
.

Any Lender may at any time pledge or assign to any Person a
security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided , that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(g) Electronic Execution of Assignments
.

The words “execution,” “signed,”
“signature,” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce
Act, the New York

State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.
Section 11.08.

Treatment

of Certain Information; Confidentiality
.

Each of the Administrative Agent and, the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed

(a)

on a need-to-know basis to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, counsel, independent auditors, professionals and other experts, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential),

(b)

to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance
Commissioners),

(c)

to the extent required by applicable Laws or regulations or by any subpoena, compulsory legal process or similar legal process,

(d)

to any other party hereto,

(e)

in connection with the exercise of any remedies hereunder or under any other
Loan Document or any action or proceeding relating to this Agreement or any other Loan
Document or the enforcement of rights hereunder or thereunder,

(f)

subject to an agreement containing provisions substantially the same as those of this Section 11.08

to

(i)
any assignee of or Participant in, or any prospective assignee of or
Participant in, any of its rights or obligations under this Agreement or any Eligible
Assignee invited to be a Lender pursuant to Section 11.07

or
(ii)
any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations,

(g)

with the consent of Holdings,

(h)

to the extent such Information becomes publicly available other than as a result of a breach of this Section 11.08
,

(i)

to any rating agencies, or

(j)

any proxy relating to transactions contemplated hereby.

In addition, each

of the

Administrative Agent and

the Lenders may

disclose the existence

of this
Agreement

and

the

information

about

the

Facility

to

market

data

collectors,

similar

services
providers

to

the

lending

industry,

and

service

providers

to

the

Administrative

Agent

and

the
Lenders in connection with the administration and management of the Facility.
For purposes

of

this
Section 11.08 , “ Information
” means

all information

received from
the Borrowers

or any

of their

Subsidiary relating

to the

Borrowers or

any of

their Subsidiary

or
any

of

their

respective

businesses,

other

than

any

such

information

that

is

available

to

the
Administrative

Agent

or

any

Lender

on

a

nonconfidential

basis

prior

to

disclosure

by

the
Borrowers

or

any

Subsidiary,
provided
,

that

in

the

case

of

information

received

from

the
Borrowers

or

any

such

Subsidiary

after

the

Amendment

and

Restatement

Effective

Date,

such
information is

clearly identified

at the

time of

delivery

as confidential.

Any Person

required to
maintain the confidentiality

of Information as

provided in this
Section 11.08

shall be considered

to have

complied with

its obligation

to do

so if

such Person

has exercised

reasonable care

to protect
such Information, and in no event

less than the same degree of

care to maintain the confidentiality
of such Information as such Person would accord to its own confidential information.
Each of the Administrative

Agent and the Lenders

acknowledges that (a) the

Information
may

include

material

non-public

information

concerning

the

Borrowers

or

a

Subsidiary,

as

the
case may be, (b) it has developed compliance procedures

regarding the use of material non-public
information

and

(c)

it

will

handle

such

material

non-public

information

in

accordance

with
applicable Law, including Federal and state securities laws.
In acting

as agent

for the

Lenders, the

Administrative

Agent shall

be regarded

as acting
through its

agency division

which shall

be treated

as a

separate entity

from any

other of

its divisions
or departments. If information is

received by another division

or department of the

Administrative
Agent, it

may be

treated as

confidential to

that division

or department

and the

Administrative Agent
shall not be deemed to have notice of it.

Section 11.09.

Right of Setoff
.

A Secured Party may, but need not, set
off any matured obligation due from a Loan Party under the Loan Documents (to the extent beneficially owned by that Secured Party) against any obligation owed by that Secured Party to that Loan Party (whether or not matured), regardless of the place of payment, booking branch or currency of either obligation.

If the
obligations are in different currencies, the Secured Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.
Section 11.10.

Interest Rate Limitation
.

Notwithstanding anything to
the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “ Maximum Rate
”).

If the Administrative
Agent or any Lender shall receive interest in an amount that exceeds the Maximum
Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers.

In determining whether
the interest contracted for, charged, or received by the Administrative Agent or a
Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the
Obligations hereunder.
Section 11.11.

Counterparts; Integration
.

This Agreement may be
executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

This Agreement and the other Loan Documents
constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written,

relating to the subject matter hereof.

The words “delivery,” “execution,” “execute,”
“signed,” “signature,” and words of like import in or related to this Agreement or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the
Federal Electronic Signatures in Global and National Commerce Act, the New York
State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 11.12.

Survival of Representations and Warranties.

All
representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.

Such
representations and warranties have been or will be relied upon by the
Administrative Agent and each Lender, regardless of any investigation made by the
Administrative Agent or any Lender or on their behalf and notwithstanding that the
Administrative Agent or any Lender may have had notice or knowledge of any
Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.
Section 11.13.

Severability
.

If any

provision of

this Agreement

or the

other Loan

Documents is

held to

be illegal,

invalid
or unenforceable,

(a)

the legality, validity and enforceability of the remaining provisions of this
Agreement and the other Loan Documents shall not be affected or impaired thereby and

(b)

the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.

The invalidity

of a

provision in

a particular

jurisdiction shall

not invalidate

or render

unenforceable
such provision in any other jurisdiction.
Section 11.14.

Replacement of Lenders.
If any Lender requests compensation under Section 3.04 , then the Borrowers may, at their sole expense

and effort,

upon notice

to such

Lender and

the Administrative

Agent, require

such
Lender to (and

such Lender shall)

assign and delegate,

without recourse (in

accordance with and
subject to

the restrictions

contained in,

and consents

required by,
Section 11.07
), all

of its

interests,
rights

and

obligations

under

this

Agreement

and

the

related

Loan

Documents

to

an

assignee

selected

by

the

Borrowers

that

shall

assume

such

obligations

(which

assignee

may

be

another
Lender, if a Lender accepts such assignment), provided
, that:

(i)

such

Lender

shall

have

received

payment

of

an

amount

equal

to

the
outstanding

principal

amount

of

its

Loans,

accrued

interest

thereon,

applicable

Make-
Whole

Premium

(assuming

that

the

assignment

or

transfer

of

its

interest,

rights

and
obligations in

the Loans

were a

prepayment of

the relevant

Loans),

accrued fees

and all
other amounts payable to

it hereunder and under

the other Loan Documents (including

any
amounts under Section 3.07
) from the assignee

(to the extent of

such outstanding principal
and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(ii)

such

assignment

will

result

in

a

reduction

in

such

compensation

or
payments thereafter;

(iii)

such assignment does not conflict with applicable Laws; and

(iv)

neither the Administrative

Agent nor any

Lender shall be

obligated to be

or
to find the assignee.

A Lender shall not be

required to make any

such assignment or delegation if,

prior thereto,
as a result of

a waiver by

such Lender or otherwise,

the circumstances entitling

the Borrowers to
require such assignment and delegation cease to apply.

Section 11.15.

Governing Law; Jurisdiction; Etc.

(a) Governing law . This agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of
Queensland, Australia.
(b) Submission to jurisdiction
.

Each party hereto irrevocably and unconditionally
submits, for itself and its property, to the exclusive jurisdiction of the courts of Queensland, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this agreement or any other loan document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Queensland court or, to the fullest extent permitted by applicable law, in such federal court.

Each of the parties hereto
agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

nothing in this agreement or in any other loan document shall affect any right to bring any action or proceeding relating to this agreement or any other loan document against the borrowers or any other loan party or its properties in the courts of any jurisdiction.
(c) Waiver of venue
.

Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this agreement or any other loan document in any court referred to in paragraph (b)
of this section.

Each of the
parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d) Service of process
.

(e)

Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.03
.

Nothing in this agreement will affect the right of any
party hereto to serve process in any other manner permitted by applicable law.
(i)
Each Loan Party that is organized under the laws of a jurisdiction outside the United States of America hereby appoints Holdings, as its agent for service of process in the United States of America in any matter related to this Agreement or the other Loan
Documents and shall provide written evidence of acceptance of such appointment by such agent on or before the Amendment and Restatement Effective Date.
(ii)
Each Loan Party that is organized under the laws of a jurisdiction outside
Australia hereby appoints Coronado Finance Pty Ltd (ACN 628 668 235) as its agent for service of process in Australia in any matter related to this Agreement or the other Loan
Documents and shall provide written evidence of acceptance of such appointment by such agent on or before the Amendment and Restatement Effective Date.
Section 11.16.

Waiver of Jury Trial
.

Each party hereto hereby
irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this agreement or any other loan document or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory).

Each party hereto (a) certifies that no representative, agent or attorney of any other person has represented, expressly or otherwise, that such other person would not, in the event of litigation, seek to enforce the foregoing waiver and (b)
acknowledges that it and the other parties hereto have been induced to enter into this agreement and the other loan documents by, among other things, the mutual waivers and certifications in this section.
Section 11.17.

Designation of Secured Hedge Agreements
.
(a)
No person

providing hedging

arrangements to

any Borrowers

shall be

entitled to
the benefits of Section 8.03 , Article 10
, or any Collateral by virtue

of the provisions hereof or of
any

Guarantee

or

any

Collateral

Document

(including

any

Australian

Collateral

Document),
unless:

(i)
the Borrowers

have provided

a written

notice to

the Administrative

Agent
(in

form

reasonably

acceptable

to

the

Administrative

Agent),

designating

the

person
providing

hedging

arrangements

as

a

Hedge

Bank

and

designating

a

Swap

Contract

(to
which

that

person

is

a

counterparty)

as

a

Secured

Hedge

Agreement

(a

“
Designation
Notice ”);

(ii)
the

Designation

Notice

includes

a

description

of

such

Hedge

Bank

and
Secured Hedge Agreement; and
(iii)
the Designation

Notice has

been accepted

and

consented to

in

writing by
the Administrative Agent (in its absolute discretion).

(b)
The

Borrowers

and

any

Hedge

Bank

may

increase,

decrease

or

terminate

any
amount

of

obligations

under

the

Secured

Hedge

Agreement

upon

written

notice

to

the
Administrative Agent; provided that such notice has

been accepted and consented to in writing by
the Administrative Agent (in its absolute discretion).

(a)

No Hedge Bank that obtains the benefits of
Section 8.03 , Article 10 , or any
Collateral by virtue of the provisions hereof or of any Guarantee or any Collateral Document
(including any Australian Collateral Document) shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral)
other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.

The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under
Secured Hedge Agreements unless the Administrative Agent has received written notice of such
Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank.
Section 11.18.

No Advisory or Fiduciary Responsibility
.

In

connection

with

all

aspects

of

each

transaction

contemplated

hereby

(including

in
connection

with

any

amendment,

waiver

or

other

modification

hereof

or

of

any

other

Loan
Document), the Borrowers and the other Loan Parties acknowledge and agree that:

(a)

(i)

the arranging and other services regarding this Agreement provided by the
Administrative Agent are arm’s-length commercial transactions between the Borrowers, the other Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, on the other hand,

(ii)

the Borrowers

and the

other Loan

Parties have

consulted their

own legal,
accounting,

regulatory

and

tax

advisors

to

the

extent

deemed

appropriate

by

such

Loan
Parties, and

(iii)

the

Borrowers

and

the

other

Loan

Parties

are

capable

of

evaluating,

and
understand

and

accept,

the

terms,

risks

and

conditions

of

the

transactions

contemplated
hereby and by the other Loan Documents;

(b)

(i)

the Administrative Agent is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers, the other Loan Parties, their respective
Affiliates or any other Person, and

(ii)

the

Administrative

Agent

has

no

obligation

to

the

Borrowers,

the

other
Loan Parties

or any

of its

Affiliates with

respect to

the transactions

contemplated hereby
except those obligations expressly set forth herein and in the other Loan Documents; and

(c)

the Administrative Agent and its respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their
Affiliates, and the Administrative Agent has no obligation to disclose any of such interests to the
Borrowers or their Affiliates.

To

the fullest

extent permitted

by law,

the Borrowers

and each

other Loan

Party hereby

waives
and

releases

any

claims

that

it

may

have

against

the

Administrative

Agent

with

respect

to

any
breach

or

alleged

breach

of

agency

or

fiduciary

duty

in

connection

with

any

aspect

of

any
transaction contemplated hereby.
Section 11.19.

Joint and Several Liability.

All

Loans,

upon

funding,

shall

be

deemed

to

be

jointly

funded

to

and

received

by

the
Borrowers.

Each Borrower is

jointly and severally

liable under

this Agreement for

all Obligations,
regardless

of

the

manner

or

amount

in

which

proceeds

of

Loans

are

used,

allocated,

shared

or
disbursed

by

or

among

the

Borrowers

themselves,

or

the

manner

in

which

the

Administrative
Agent and/or any Lender

accounts for such Loans

or other Borrowings

on its books

and records.

Each Borrower shall be liable for all amounts due to the Administrative

Agent and/or any Lender
from the Borrowers under this Agreement, regardless

of which Borrower actually receives Loans
or

other

Borrowings

hereunder

or

the

amount

of

such

Loans

and

Borrowings

received

or

the
manner in which

the Administrative

Agent and/or such

Lender accounts for

such Loans or

other
Borrowings

on

its

books

and

records.

Each

Borrower’s

Obligations

with

respect

to

Loans

and
other Borrowings made to

it, and such

Borrower’s Obligations arising

as a result of

the joint and
several liability

of such

Borrower hereunder

with respect

to Loans

made to

the other

Borrowers
hereunder

shall

be

separate

and

distinct

obligations,

but

all

such

Obligations

shall

be

primary
obligations

of

such

Borrower.

The

Borrowers

acknowledge

and

expressly

agree

with

the
Administrative

Agent

and

each

Lender

that

the

joint

and

several

liability

of

each

Borrower

is
required solely

as a

condition to,

and is

given solely

as inducement

for and

in consideration

of,
credit or accommodations extended or

to be extended under the

Loan Documents to any

or all of
the other Borrowers and

is not required

or given as a

condition of Borrowings to

such Borrower.

Each Borrower’s

Obligations under

this Agreement

shall, to

the fullest

extent permitted

by law,
be unconditional irrespective of:

(a)

the release of any other Borrower pursuant to
Section 9.12

or the validity or
enforceability, avoidance, or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other
Borrower,

(b)

the absence of any attempt to collect the Obligations from any other Borrower, or any other security therefor, or the absence of any other action to enforce the same,

(c)

the waiver, consent, extension, forbearance, release, or granting of any indulgence by the Administrative Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to the Administrative Agent and/or any Lender,

(d)

the failure by the Administrative Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower,

(e)

the Administrative Agent’s and/or any Lender’s election, in

any proceeding
instituted under the Bankruptcy Code, of the application of Section 1111(b)(2)

of the Bankruptcy
Code,

(f)

any borrowing or grant of a security interest by any other Borrower, as debtor-in-
possession under Section 364 of the Bankruptcy Code,
(g)

the disallowance of all or any portion of the Administrative Agent’s and/or any
Lender’s claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code, or

(h)

any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower.

With respect to

any Borrower’s Obligations

arising as a result

of the joint and

several liability of
the

Borrowers

hereunder

with

respect

to

Loans

or

other

Borrowings

made

to

any

of

the

other
Borrowers hereunder, such Borrower

waives, until the Obligations

shall have been

paid in full and
this Agreement

shall have

been terminated,

any right

to enforce

any right

of subrogation

or any
remedy which the

Administrative Agent and/or

any Lender

now has or

may hereafter have

against
any other Borrower,

any endorser or

any guarantor of

all or any

part of the

Obligations, and any
benefit of,

and

any right

to participate

in, any

security

or collateral

given

to the

Administrative
Agent

and/or

any

Lender

to

secure

payment

of

the

Obligations

or

any

other

liability

of

any
Borrower

to

the

Administrative

Agent

and/or

any

Lender.

Upon

any

Event

of

Default,

the
Administrative Agent may

proceed directly and

at once, without

notice, against any

Borrower to
collect

and

recover the

full

amount,

or

any

portion

of

the

Obligations,

without

first

proceeding
against

any

other

Borrower

or

any

other

Person,

or

against

any

security

or

collateral

for

the
Obligations.

Each Borrower consents and agrees that the Administrative Agent shall be under no obligation to marshal any assets in favor of

any Borrower or against or in payment of any or

all of
the Obligations.

Notwithstanding anything

to the contrary

in the foregoing,

any Person released
from its

Obligations in

accordance with
Section 9.12

shall be

simultaneously

released from

the
foregoing provisions of this Section 11.19
.

Section 11.20.

Contribution and Indemnification Among the
Borrowers.
Each Borrower

is obligated

to repay

the Obligations

as a

joint and

several obligor

under
this Agreement.

Section 11.21.

Agency of the Administrative Borrower for Each
Other Borrower.

Each of the other Borrowers irrevocably appoints Holdings as its agent for all purposes relevant to this Agreement (in such capacity, the “ Borrower
Representative ”), including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein
(including, without limitation, execution and delivery to the Administrative Agent of Borrowing Base Certificates and Borrowing Notices) and all modifications hereto.

Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Borrowers or acting singly, shall be valid and effective if given or taken only by
the Borrower Representative, whether or not any of the other Borrowers join therein, and the Administrative Agent and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Borrower
Representative under this Section 11.21 ; provided that nothing in this Section
11.21

shall limit the effectiveness of, or the right of the Administrative Agent and the Lenders to rely upon, any notice (including, without limitation, a Borrowing
Notice), document, instrument, certificate, acknowledgment, consent, direction, certification or other action delivered by any Borrower pursuant to this Agreement.

Section 11.22.

USA Patriot Act Notice
.

Each Lender that is subject to
the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT

Act (Title III of Pub. L. 107-56 (signed into
law October 26, 2001)) (the “ Patriot Act ”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such
Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.
Section 11.23.

Time of the Essence
.

Time is of the essence of the Loan
Documents.
Section 11.24.

[Reserved]
Section 11.25.

Terms

of Intercreditor Agreements.

Each Lender
understands, acknowledges and agrees that Liens shall be created on the Collateral pursuant to the Loan Documents, which Liens shall be subject to terms, conditions and priorities set forth in the Intercreditor Agreements.

Pursuant to the terms of the
ABL Intercreditor Agreement, in the event of any conflict between the terms of the
ABL Intercreditor Agreement and any of the Loan Documents, the provisions of the
ABL Intercreditor Agreement shall govern and control.

Pursuant to the terms of the
Stanwell Intercreditor Agreement, in the event of any conflict between the terms of the Stanwell Intercreditor Agreement and any of the Loan Documents, the
provisions of the Stanwell Intercreditor Agreement shall govern and control.

Each
Lender authorizes and instructs the Administrative Agent and the Collateral Agent
(including in its capacity as the Australian Security Trustee) to enter into the ABL

Intercreditor Agreement and the Stanwell Intercreditor Agreement on behalf of the
Lenders, and to take all actions (and execute all documents) required (or deemed advisable) by it in accordance with the terms of the ABL Intercreditor Agreement or the Stanwell Intercreditor Agreement.
Section 11.26.

Australian Code of Banking Practice.

The parties
acknowledge and agree that the Code of Banking Practice of the Australian
Bankers’ Association (as updated from time to time) does not apply to the Loan
Documents or the Transactions

Section 11.27.

Certain ERISA Matters.

Each Lender (x) represents and
warrants, as of the date such Person became a Lender party hereto, to, and (y)
covenants, from the date such Person became a Lender party hereto to the date such
Person ceases being a Lender party hereto, for the benefit of, the Administrative
Agent and not, for the avoidance of doubt, to or for the benefit of any Loan Party, that at least one of the following is and will be true:
(a)

such Lender is not using “plan assets” (within the meaning of the Plan Asset
Regulations, as modified by Section 3(42) of ERISA) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,
(b)

the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the
Commitments and this Agreement,
(c)

(i)

such Lender is an investment fund managed by a “Qualified Professional
Asset Manager” (within the meaning of Part VI of PTE 84-14),

(ii)

such Qualified Professional

Asset Manager

made the

investment decision
on behalf

of such

Lender to

enter into,

participate in,

administer and

perform the

Loans,
the Commitments and this Agreement,

(iii)

the entrance

into, participation in,

administration of and

performance of the
Loans, the Commitments and

this Agreement satisfies the

requirements of sub-sections (b)
through (g) of Part I of PTE 84-14 and

(iv)

to the

best knowledge

of such

Lender,

the requirements

of subsection

(a)
of

Part

I

of

PTE

84-14

are

satisfied

with

respect

to

such

Lender’s

entrance

into,
participation

in,

administration

of

and

performance

of

the

Loans,

the

Commitments

and
this Agreement,

or

(d)

such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
Section 11.28.

Acknowledgement Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap

Contracts or

any other

agreement or

instrument that

is a

QFC (such

support, “
QFC Credit
Support ” and each such QFC a “ Supported QFC ”), the parties acknowledge and agree as follows with

respect

to

the

resolution

power

of

the

Federal

Deposit

Insurance

Corporation

under

the
Federal Deposit Insurance Act and

Title II of the

Dodd-Frank Wall

Street Reform and Consumer
Protection

Act

(together

with

the

regulations

promulgated

thereunder,

the

“
U.S.

Special
Resolution

Regimes
”)

in

respect

of

such

Supported

QFC

and

QFC

Credit

Support

(with

the
provisions below

applicable notwithstanding

that the

Loan Documents

and any

Supported QFC
may in

fact be

stated to

be governed

by the

laws of

the State

of New

York

and/or of

the United
States or any other state of the United States):
(a)

In the event a Covered Entity that is party to a Supported QFC (each, a “
Covered
Party ”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special
Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the
United States.

In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan
Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the
Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

(b)

As used in this
Section 11.28
, the following terms have the following meanings:

“ BHC Act Affiliate
” of a party means

an “
affiliate
” (as such term is

defined under,
and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“ Covered Entity
” means any of the following:

(i)

a

“
covered

entity
”

as

that

term

is

defined

in,

and

interpreted

in
accordance with, 12 C.F.R.

§ 252.82(b);

(ii)

a

“
covered

bank
”

as

that

term

is

defined

in,

and

interpreted

in
accordance with, 12 C.F.R.

§ 47.3(b); or

(iii)

a

“
covered

FSI
”

as

that

term

is

defined

in,

and

interpreted

in
accordance with, 12 C.F.R.

§ 382.2(b).

“ Default Right
” has the meaning assigned

to that term in,

and shall be interpreted
in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1,

as applicable.

“ QFC
” has the

meaning assigned to

the term “
qualified financial contract ” in, and
shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
Section 11.29.

Judgment Currency.
In

respect

of

any

judgment

or

order

given

or

made

for

any

amount

due

under

this
Agreement or any other

Loan Document that is

expressed and paid in

a currency (the “
judgment
currency
”)

other

than

Dollars,

the

Loan

Parties

will

indemnify

Administrative

Agent

and

any
Lender against

any loss

incurred by

them

as a

result

of any

variation

as

between (i)

the

rate of
exchange at which

the Dollar amount

is converted into

the judgment currency

for the purpose

of
such judgment or order and (ii) the rate of exchange, as quoted by the

Administrative Agent or by
a known dealer in the judgment currency that

is designated by the Administrative Agent, at which
the

Administrative

Agent

or

such

Lender

is

able

to

purchase

Dollars

with

the

amount

of

the
judgment currency actually received by the Administrative Agent or such Lender.

The foregoing
indemnity

shall

constitute

a

separate

and

independent

obligation

of

the

Loan

Parties

and

shall
survive any

termination of

this Agreement

and the

other Loan

Documents, and

shall continue

in
full force and

effect notwithstanding

any such judgment

or order as

aforesaid.

The term “rate of
exchange”

shall

include

any

premiums

and

costs

of

exchange

payable

in

connection

with

the
purchase of or conversion into Dollars.
Section 11.30.

Anti-money laundering
(a)

A Secured Party may delay, block or refuse to process any payment or other transaction without incurring any liability if the Secured Party knows or reasonably suspects that the transaction or the application of its proceeds will:
(i)
breach, or cause a Secured Party to breach, any applicable laws or regulations of any jurisdiction (including any Sanctions); or
(ii)
allow the imposition of any penalty on the Secured Party or its Affiliates under any such law or regulation,
including where the transaction or the application of its proceeds involves any entity or activity the subject of any applicable Sanctions of any jurisdiction binding on the Secured
Party or its Affiliate, or the direct or indirect proceeds of unlawful activity.
(b)

As soon as practicable after a Secured Party becomes aware that it will delay, block or refuse to process a transaction under paragraph (a) , it will notify Holdings and the
Administrative Agent and consult in good faith but in each case only to the extent the Secured
Party determines it is legally permitted to do so.

In making that determination the Secured Party
shall act reasonably.
(c)

Holdings shall promptly advise the Administrative Agent if any Loan Party enters into any Loan Document in the capacity as agent and promptly supply, or procure the supply of, such information as may be reasonably requested by the Administrative Agent (for itself or on behalf of any Secured Party) from time to time in relation to any principal for which a Loan
Party may be acting.
(d)

Each Loan Party undertakes to exercise its rights and perform its obligations under the Loan Documents in accordance with all applicable laws or regulations relating to anti-
money laundering, counter-terrorism financing or Sanctions.
(e)

Each party to this Agreement shall provide any information and documents reasonably required by any Agent to enable that Agent to comply with any applicable laws or regulations relating to anti-money laundering, counter-terrorism financing or Sanctions.
Section 11.31.

Know your customer
Each

Lender

shall

promptly

upon

the

request

of

the

Administrative

Agent

supply,

or
procure the

supply of,

such documentation

and other

evidence as

is reasonably

requested by

the
Administrative Agent (for

itself) in order

for the Administrative

Agent to carry

out and be

satisfied
it

has

complied

with

all

necessary

"know

your

customer"

or

other

similar

checks

under

all
applicable laws and regulations

pursuant to the transactions

contemplated in the Loan

Documents.
Section 11.32.

Recognition of Hong Kong Stay Powers

(a)

Notwithstanding anything to the contrary in this Agreement or any other Loan
Document or any other agreement, arrangement or understanding between the parties to this
Agreement, each of the parties to this Agreement (other than any Excluded Counterparties)
expressly agrees to be bound by any suspension of any termination right in relation to this
Agreement imposed by the HK Resolution Authority in accordance with section 90(2) of the
Financial Institutions (Resolution) Ordinance (Cap. 628) of Hong Kong, to the same extent as if this Agreement was governed by the laws of Hong Kong.

(b)

For the purpose of this
Section 11.32
:

(i)
“ Excluded Counterparty ” means any party which is (a) a financial market infrastructure; (b) the Hong Kong Monetary Authority; (c) the Government of the
Hong Kong Special Administrative Region; (d) the government of a jurisdiction other than Hong Kong; or (e) the central bank of a jurisdiction other than Hong Kong; and

(ii)
“ HK Resolution Authority ” means the resolution authority in Hong
Kong in relation to a banking sector entity from time to time, which is currently the Hong
Kong Monetary Authority.
[Signature Pages Follow]

1
[ Signature Pages Intentionally Omitted ]

2
Schedule 1.01(a)
Guarantors
Guarantor Jurisdiction
Coronado Global Resources Inc. Delaware
Coronado Finance Pty Ltd Australia
Coronado Coal Corporation Delaware
CORONADO II LLC Delaware
CORONADO COAL II LLC Delaware
CORONADO COAL LLC Delaware
Mon Valley

Minerals LLC
Delaware
Greenbrier Minerals, LLC Delaware
POWHATAN

MID-VOL COAL SALES, L.L.C.
Delaware
CORONADO IV LLC Delaware
BUCHANAN MINERALS, LLC Delaware
Buchanan Mining Company LLC Delaware
CORONADO VA,

LLC
Delaware
Coronado Australia Holdings Pty Ltd Australia
Coronado Curragh LLC Delaware
Coronado Curragh Pty Ltd Australia
Curragh Coal Sales Co Pty Ltd Australia
Curragh Queensland Mining Pty Ltd Australia

3
Schedule 1.01(b)
Commitments
Lender Commitment
HIGHLAND PARK XII PTE.LTD

US$150.0 million
Total US$150.0 million

4
Schedule 1.01(c)
Acceptable Storage Locations
Storage Location Owned by
Coronado-

Specify
name of entity
Operated by
Coronado-
Specify name of entity
RoE required
(Yes/No)
Curragh Mine
Blackwater Cooroorah
Rd, Blackwater QLD
4717
AU Yes
Coronado Curragh
Pty Ltd
Yes
Coronado Curragh Pty
Ltd
No
Buchanan Mine
4082 Page Drive
Oakwood, VA

24631
US Yes
Coronado Coal IV,
LLC
Yes
Coronado Coal IV,
LLC
No
Norfolk Southern Pier
6
Norfolk, VA

23507
US No No No
Logan Mine
Elk Lick LP
Lorado, WV

25630
US Yes
Coronado Coal II,
LLC
Yes
Coronado Coal II, LLC
No
CSX Pier 9 Hamptons
Road
1900 Harbor Road.
Newport News, VA
2360
US No No No
Quincy Dock
Quincy Dock Rd
West Virginia

25015
US No No No

Schedule 5.08(c)
Subsidiaries
Loan Party Record Owner No. Shares/Interest
Coronado Coal Corporation Coronado Global Resources Inc. 100 Common Shares
Coronado Coal Corporation Coronado Global Resources Inc. 196,394 Common Shares
Coronado II LLC Coronado Coal Corporation 100%
Coronado Coal II LLC Coronado II LLC 100%
Coronado Coal LLC Coronado Coal Corporation 99%
Coronado Coal LLC Coronado Coal Corporation 1%
Mon Valley

Minerals LLC
Coronado Coal LLC 100%
Greenbrier Minerals, LLC Coronado Coal LLC 100%
Powhatan Mid-Vol

Coal Sales,
L.L.C.
Greenbrier Minerals, LLC 100%
Buchanan Minerals, LLC Coronado Coal LLC 100%
Coronado IV LLC Coronado Coal Corporation 100%
Buchanan Mining Company LLC Coronado IV LLC 100%
Coronado VA,

LLC
Coronado IV LLC 100%
Coronado Australia Holdings Pty
Ltd
Coronado Global Resources Inc.
(f/k/a Coronado Group Holdco
LLC)
0.01%
Coronado Australia Holdings Pty
Ltd
Coronado Global Resources Inc.
(f/k/a Coronado Group Holdco
LLC)
99.99%
Coronado Curragh LLC Coronado Australia Holdings
Pty Ltd
100%
Coronado Finance Pty Ltd Coronado Australia Holdings
Pty Ltd
100%
Coronado Curragh Pty Ltd Coronado Australia Holdings
Pty Ltd
100%
Curragh Coal Sales Co Pty Ltd Coronado Curragh Pty Ltd (f/k/a
Wesfarmers Curragh Pty Ltd)
100%
Curragh Queensland Mining Pty
Ltd
Coronado Curragh Pty Ltd (f/k/a
Wesfarmers Curragh Pty Ltd)
100%
Metallurgical Minerals Holding
PTY LTD
CORONADO AUSTRALIA
HOLDINGS PTY LTD
2 ordinary shares
Company B Virginia LLC Buchanan Mining Company
LLC
100%
Coronado II Offshore Holdings,
Ltd.
CORONADO II LLC 100%

Schedule 5.09
Environmental Matters
None.

Schedule 5.10
Mining
1.

U.S. Loan Parties:
Schedule 5.08(a)

and
Schedule 5.08(b)

are incorporated herein by reference.
2.

Australian Loan Parties:
Loan Party Property Type Title Reference / Tenement Jurisdiction
Coronado Curragh
Pty Ltd
Mining Lease
Mining Lease Numbers 1878,
1990, 80010, 80011, 80012,
80086, 80110, 80112, 80123,
80171, 700006, 700007, 700008,
700009
Queensland
Coronado Curragh
Pty Ltd
Mineral Development
Licence
Mineral Development Licence
Numbers 162, 328, 329
Queensland

Schedule 5.14
Existing Indebtedness
1.

Royalty Deed, dated 31 August 2010 (as amended, supplemented, restated or otherwise modified from
time to time), pursuant to which Winged Horse Pty Limited as trustee for the Pegasus Royalty Unit
Trust and B. McDonald (No. 2) Pty Limited

are entitled to a royalty with respect to any coal produced
from any mine covering some or all of MDL 162.
2.

Obligations incurred under the Stanwell Agreements.
3.

Senior Secured Notes.
4.

Buchanan Mining Company,

LLC and Coronado IV,

LLC - Joy Global Underground Mining, LLC,
Continuous Miner Life Cycle Management Agreement dated November 1, 2014.
5.

Buchanan Mining Company, LLC with Coronado IV,

LLC as Guarantor – Joy Global Underground
Mining, LLC, Shearer Life Cycle Management Agreement dated September

21, 2018.
6.

Coronado Coal II, LLC with Coronado Group, LLC as Guarantor - Joy Global

Underground Mining,
LLC, Continuous Miner Life Cycle Management Agreement dated October 25, 2016. Listed below are amendments to the original agreement.

Listed below are amendments to the original agreement:
●
First Amendment dated Mary

2017
●
Second Amendment dated April

2017
● Third Amendment dated May 2018
● Fourth Amendment dated April 2020
●
Fifth Amendment dated August

2020
● Six Amendment dated April 2021
7.

Coronado Group, LLC - Bank of America Merrill Lynch Commercial Card Agreement dated March
2, 2018.
8.

Coronado Finance Pty Ltd – American Express Corporate Account

Agreement dated June 25 2021.
9.

Coronado Coal II, LLC and Coronado IV, LLC – Bank of America Merrill Lynch

Draft Purchase
Agreement dated August 19, 2015 and July 12, 2016, respectively.
10.

Coronado

Coal,

LLC

–

GSG

Financial,

LLC

dated

July

11,

2016,

Xerox

copiers/printers

with

an
amendment dated October 27, 2016 for additional Xerox copier/printer.
11.

Draft

Purchase

Agreement,

dated

as of

August

19,

2015

(as amended,

restated,

amended

and

restated,
supplemented or

otherwise modified

from time

to time), by

and between

Coronado II

LLC and

Bank of
America, N.A. with respect to ArcelorMittal USA LLC receivables.
12.

Supplier Agreement,

dated as of

May 12, 2021,

by and among

Coronado Coal

II LLC and

Coronado IV
LLC and LSQ Funding Group, L.C. with respect to United States Steel Corporation receivables.
13.

Coronado has bank guarantees to secure various obligations and commitments.

As of March 31, 2025,
the outstanding amount of such bank guarantees was approximately $40.7 million.
14.
As of December 31, 2022, the Company had outstanding surety bonds of approximately $43.8 million.
15.
HSBC U.S. Self-Disclosure Letter Information Request –

Swap Dealer and SBS Dealer
De Minimis
Counting Entities, dated as August 20, 2021, by Coronado Finance Pty Ltd.
16.
HSBC Evolve Post Trade Portal User Terms,

dated as of August 20, 2021, by and between HSBC and

Coronado Finance Pty Ltd.
17.
Obligations incurred under the Loan Agreement dated on or about

29 March 2018 between Coronado
Australia Holdings Pty Limited, Coronado Curragh Pty Ltd and others.
18.
Obligations incurred under the Loan Agreement dated 25 January

2017, as amended on or about 8
February 2017, August 2017 and 22 December 2017, and as assigned to Coronado

Group LLC pursuant to
a deed of assignment and assumption between Wesfarmers

Limited and Coronado Group LLC dated 29
March 2018, and as assigned to Coronado Global Resources Inc (formerly Coronado

Group Holdco LLC)
pursuant to a deed of assignment and assumption dated 13 August 2018 between Coronado Global
Resources Inc (formerly Coronado Group Holdco LLC) and Coronado Group

LLC, and as amended
pursuant to a deed of amendment dated 31 August 2018.

19.
Obligations under financing arrangements with Macquarie Bank

Limited comprising the following
agreements:
● Agreement named “Master Equipment Lease Agreement”, dated as of January 5,
2021, by and between Macquarie Bank Limited, Coronado Curragh Pty Ltd and
Coronado Global Resources Inc.
●

Side Letter relating to Master Equipment Lease Agreement, dated as of January
5, 2021, by and between Macquarie Bank Limited, Coronado Curragh Pty Ltd and
Coronado Global Resources Inc.
●
Various

lease agreement schedules entered into in connection with the abovenamed
Master Equipment Lease Agreement.
● Bill of Sale, dated as of January 6, 2021, by and between Macquarie Bank Limited and Coronado Curragh Pty Ltd.
● Equipment Sale and Purchase Agreement, dated as of January 5, 2021, by and between Macquarie Bank Limited and Coronado Curragh Pty Ltd.
20.
Obligations pursuant to the following agreements with Minumbra Blackwater Pty

Ltd:
● Agreement for Lease and Sublease, dated 8 May 2023 between Coronado Curragh
Pty Ltd, Curragh Queensland Mining Pty Ltd and Minumbra Blackwater Pty Ltd.
● Asset Sale Agreement Camp buildings and houses, dated 8 May 2023 between,
Coronado Curragh Pty Ltd, Curragh Queensland Mining Pty Ltd and Minumbra
Blackwater Pty Ltd.
● Services Agreement dated 8 May 2023 between Coronado Curragh Pty Ltd, Curragh
Queensland Mining Pty Ltd and Minumbra Blackwater Pty Ltd.
● Novation and amendment deed dated 30 April 2024 between Coronado Curragh Pty
Ltd, Compass Group Remote Hospitality Services Pty Ltd and Minumbra
Blackwater Pty Ltd.
● Priority Deed Poll dated 16 May 2024 made by Minumbra Blackwater Pty Ltd.
● Specific Security Deed dated 8 May 2023 between Minumbra Blackwater Pty Ltd and Coronado Curragh Pty Ltd.
21.
Obligations under the agreement titled “Fleet Agreement” dated 5 October

2023 between Orix Australia
Corporation Limited and Coronado Curragh Pty Limited.

22.
Obligations under the contract titled “Equipment Hire Contract – Goods supply contract for the provision
of surface electrical equipment” dated 1 June 2024 entered into by Coronado

Curragh Pty Ltd and AC2
Electrical Pty Ltd t/as Australian Power Equipment.

Schedule 5.18
Intellectual Property Matters
United States Patents:
None.
Other Patents:
None.
United States Trademarks:
Owner Jurisdiction Mark U.S. Serial
Number
Filing Date
Coronado Global
Resources Inc.
United States CORONADO STEEL
STARTS

HERE
(Stylized/Design)
88-142,683 October 4,
2018
Other Trademarks:
None.
Copyrights:
None.
Intellectual Property Licenses:
None.
Domain Names:
● Coronadous.com
● Coronadocoal.com
● Curragh.com.au
● Coronadoglobal.com
● Coronadoglobal.com.au
● Coronadoglobal.net
● Coronado-global.com
● Coronadogroup.net
● Coronadoresourcesinc.com
● Coronadoresourcesinc.info
● Coronadoresourcesinc.net
● Coronadoresourcesinc.org
● Coronado.email
● Coronadoresources.com.au
● Coronadousa.biz
● Coronadousa.info
● Coronadousa.online

Schedule 11.02
Agents’ Offices, Certain Addresses for Notices
If to the Borrower:
Coronado Finance Pty Ltd
Level 33, Central Plaza One
345 Queen Street
Brisbane QLD 4000
Attention:

Barrie Van der Merwe
Email:

Phone:

Australian Borrower Website:

www.coronadoglobal.com
with copies to (which shall not constitute notice):
Jones Day
Aurora Place
Level 41, 88 Phillip Street
Sydney NSW 2000
Australia
Attention:

Alastair Gourlay
Email:

If to any U.S. Loan Party:
Coronado Coal Corporation
100 Bill Baker Way
Beckley, West

Virginia 25801
Attention:

Chris Meyering
Email:

Phone:

with copies to (which shall not constitute notice):
Jones Day
901 Lakeside Avenue
Cleveland, OH 44114-1190
Attention:

Kevin Samuels
Email:

If to any Australian Loan Party:
Coronado Finance Pty Ltd
Level 33, Central Plaza One
345 Queen Street
Brisbane QLD 4000

Attention:

Barrie Van der Merwe
Email:

Phone:

with copies to (which shall not constitute notice):
Jones Day
Aurora Place
Level 41, 88 Phillip Street
Sydney NSW 2000
Australia
Attention:

Alastair Gourlay
Email:

If to the Administrative Agent:
Global Loan Agency Services Australia Pty Ltd
Level 4, 88 Phillip Street, Sydney NSW 2000
Attention: Transaction Management Group (Coronado)
Email:
Phone:

A-203
E
XHIBIT
A
TO
C
REDIT
A
GREEMENT
F
ORM OF
B
ORROWING
N
OTICE

_________ __, ____
1
Global Loan Agency Services Australia Pty Ltd
(ABN 39 608 945 008)

as Administrative Agent under the

Credit Agreement referred to below
Level 4, 88 Phillip Street
Sydney NSW 2000
Attention:

Transaction Management Group (Coronado)
Re:

Borrowing

Notice

(this

“
Notice
”)

of

Coronado

Global

Resources
Inc.,

a

Delaware

corporation

(“
Holdings
”),

Coronado

Australia
Holdings

Pty

Ltd

(ACN

623

524

989),

an

Australian

proprietary
limited company

(“
Australian Parent
”), and

Coronado Finance

Pty
Ltd (ACN 628 668

235) and Coronado Curragh

Pty Ltd (ACN 009
362 565), each an Australian

proprietary limited company (each an
“ Australian Borrower ” and, together the “ Borrowers ”),
Reference is made

to the Syndicated Facility

Agreement, dated as

of 8 May 2023,

by and among Holdings,
the Borrowers, the

Guarantors party thereto,

each lender from

time to time

party thereto, Global

Loan Agency Services
Australia Pty Ltd (ABN 39

608 945 008) as administrative agent

(the “
Administrative Agent ”), Global Loan Agency
Services Australia Nominees Pty Ltd (ABN

39 608 945 008) as collateral agent

(the “
Collateral Agent ”), as may be
amended, supplemented, restated or otherwise modified from time to time, and as last amended by the certain Second
Amendment

to

the

Syndicated

Facility

Agreement,

among

the

Borrowers

and

Guarantors

parties

thereto,

the
Administrative Agent and the Collateral Agent, dated as of [●] 2025 (the

“
Credit Agreement
”).

Capitalized terms used herein and not otherwise

defined herein shall have the meanings given

to such terms
in the Credit Agreement.
[The

undersigned][Holdings,

as Borrower

Representative,

on

behalf

of the

Borrowers]

hereby

gives you
notice,

irrevocably,

pursuant

to

Section 2.02(a)
of

the

Credit

Agreement

that

the

undersigned

hereby

requests

a
Borrowing

of

Loans

under

the

Credit

Agreement

and,

in

connection

therewith,

sets

forth

below

the

information
relating to such Borrowing (the “ Proposed Borrowing ”) as required by Section 2.02(a) of the Credit Agreement:
A.

Borrower: [●]
B.

The Business

Day of

the Proposed

Borrowing is

________ __,

____ (the
“ Funding Date ”).
1

Pursuant to Section 2.02(a), the Borrowing Notices shall be delivered to the Administrative Agent no later than
11:00 a.m. (Sydney time):

five (5) Business Days prior to the Funding Date.

A-204
2
C.

[The amount

of the

Borrowing is

[$]

, having

an initial

Interest Period
of one month.]
The undersigned, being

a Responsible Officer,

hereby certifies, in its

capacity as a Responsible

Officer and
not in his/her individual capacity, that the following statements are true and correct on the date hereof and will be true
and correct on the Funding Date:
(i)

the

representations

and

warranties

of

each

Loan

Party

contained

in

the

Credit
Agreement and

each other

Loan Document

or which

are contained

in any

document
furnished at any time

under or in connection

herewith or therewith, are

true and correct
in all material respects (or, if such

representation or warranty is subject

to a materiality
or Material

Adverse Effect

qualification, in

all respects)

on and

as of

each such

date,
except

to

the

extent

that

such

representations

and

warranties

specifically

refer

to

an
earlier date, in which case they shall have been true and correct in all material respects
(or,

if such

representation or

warranty is

subject to

a materiality

or Material

Adverse
Effect qualification, in all respects) as of such earlier date;

(ii)

the Proposed Borrowing would not

cause a breach of the

proviso in Section 2.01 of

the
Credit Agreement;

and
(iii)

no Default or Event of Default has occurred

or is continuing, or would result

from the
Proposed Borrowing or from the application of the Proceeds thereof.

[SIGNATURE

PAGES

FOLLOW]
2

Pursuant to Section 2.03(b), each Borrowing of Loans shall be a minimum of $20,000,000 unless otherwise agreed
by the Administrative Agent.

[Signature Page to Borrowing Notice]
IN WITNESS

WHEREOF,

the undersigned

has caused

this Notice

to be

executed and

delivered by

a duly
authorized officer as of the date first written above.
[CORONADO GLOBAL RESOURCES INC.]

[CORONADO FINANCE PTY LTD]
[CORONADO CURRAGH PTY LTD]

By:

Name:

Title:

B-1
E
XHIBIT
B
TO
C
REDIT
A
GREEMENT
[
NOT USED
]

C-1
E
XHIBIT
C
TO
C
REDIT
A
GREEMENT
[
NOT USED
]

D-1
E
XHIBIT
D
TO
C
REDIT
A
GREEMENT
[
NOT USED
]

E
XHIBIT
E
TO
C
REDIT
A
GREEMENT
F
ORM OF
C
OMPLIANCE
C
ERTIFICATE
(this “ Certificate ”)
3
Financial Statement Date:

________, ____
To:

Global Loan Agency Services Australia Pty Ltd (ABN 39 608 945 008)

as
Administrative Agent
Ladies and Gentlemen:
Reference is made to the

Syndicated Facility Agreement, dated as

of 8 May 2023,
by and among Coronado Global Resources Inc., a Delaware corporation (“ Holdings ”), Coronado
Australia

Holdings

Pty

Ltd

(ACN

623

524

989),

an

Australian

proprietary

limited

company
(“ Australian Parent
”), and

Coronado Finance

Pty Ltd

(ACN 628

668 235)

and Coronado

Curragh
Pty Ltd

(ACN 009

362 565),

each an

Australian proprietary

limited company

(each an

“
Australian
Borrower
” and, together

the “
Borrowers
”), the Guarantors party

thereto, each lender

from time
to time

party thereto, Global

Loan Agency Services

Australia Pty Ltd

(ABN 39 608

945 008)

as
administrative agent

and collateral

agent (in

such capacities,

the “
Administrative Agent ”), Global
Loan Agency Services Australia Nominees

Pty Ltd (ABN 39 608

945 008) as collateral agent

(the
“ Collateral Agent
”), as

may be

amended, supplemented,

restated or

otherwise modified

from time
to

time,

and

as

last

amended

by

the

certain

Second

Amendment

to

the

Syndicated

Facility
Agreement, among

the Borrowers

and Guarantors

parties thereto,

the Administrative

Agent and
the Collateral Agent, dated as of [●] 2025 (the “ Credit Agreement
”).

Capitalized terms used herein shall

have the meanings given

to them in the

Credit
Agreement.

The

undersigned

Responsible

Officer

hereby

certifies

as

of

the

date

hereof

that
he/she is

the

[
Chief

Executive

Officer/Chief Financial

Officer/President/the

Treasurer/Assistant
Treasurer/Vice

President

or

Financial

Controller
]

of

Holdings,

and

that,

as

such,

he/she

is
authorized

to

execute

and

deliver

this

Certificate

to

the

Administrative

Agent

on

the

behalf

of
Holdings, and that:

1.

[Holdings

has

delivered

the

audited

consolidated

financial

statements
required by

Section

6.01(a)

of

the

Credit

Agreement

for

the

fiscal

year

of

Holdings

ended

[●],
20[●].]
2.

[Holdings has

delivered the

consolidated financial

statements required

by
Section 6.01(b)

of the

Credit Agreement

for the

financial half-year

of Holdings

ended as

of [●],
20[●].]
3.

[Holdings has

delivered the

consolidated financial

statements required

by
Section 6.01(c) of the Credit Agreement for the

fiscal quarter of Holdings ended as of [●], 20[●].]

Such

consolidated

financial

statements

fairly

present

in

all

material

respects

the

financial
3

Select as appropriate.

4
5
6
7
condition, results

of operations,

changes in

shareholders’ equity

and cash

flows of

Holdings and
its

Subsidiaries

in

accordance

with

GAAP

as

at

such

date

and

for

such

period,

subject

only

to
normal year-end audit adjustments and the absence of footnotes.]

4.

The undersigned has reviewed

and is familiar with

the terms of the

Credit
Agreement and has

made, or has

caused to

be made under

his/her supervision,

a detailed review
of the

financial condition

of Holdings

and its

Subsidiaries during

the accounting

period covered
by such [audited]

[unaudited]

financial statements.
5.

A review

of the

activities of

Holdings and

its Subsidiaries

during such

fiscal
period has

been made

under the

supervision of

the undersigned

with a

view to

determining whether
during such fiscal

period Holdings and

its Subsidiaries performed

and observed all

their respective
Obligations under the Loan Documents, and

[select one:]
[to the best knowledge of the undersigned, during

such fiscal period Holdings
and

its

Subsidiaries

performed

and

observed

each

covenant

of

the

Loan

Documents
applicable to it, and no Default or Event of Default has occurred and is continuing.]

--or--
[to

the

best

knowledge

of

the

undersigned,

the

following

covenants

or
conditions

have

not

been

performed

or

observed

and

the

following

is

a

list

of

each

such
Default

or

Event

of

Default,

its

nature

and

status

and

the

action

that

Holdings

and

its
Subsidiaries propose to take with respect thereto:]
6.

[[To the best

knowledge of

the undersigned,

during such

fiscal period,

there
has been no change in

the information with respect

to the Collateral owned

by any Loan Party in
the Perfection Certificate

delivered on the Amendment

and Restatement Effective

Date since the
date of such

Perfection Certificate or the

date of the

most recent Compliance

Certificate][Attached
to this Certificate

as Schedule 2

is a Perfection

Certificate Supplement, signed

by the Loan

Parties,
identifying such changes

to the Collateral

since the Amendment

and Restatement Effective

Date
or the date of the most recent Compliance Certificate, as applicable].]
7.

The

financial

covenant

analyses

and

information

set

forth

in

Schedule

1
attached hereto are true and accurate on and as of the date of this Certificate.
8.

[Restricted

Payment

has

been

made

by

[●]

during

the

accounting

period
covered

by

such

[audited]

[unaudited]

financial

statements

and

Section

7.07(b)

has

been
4

Select if paragraph 1 is included.
5

Select if paragraph 2 is included.
6

Select if paragraph 1 is included.
7

Select if paragraph 2 or 3 is included.

8
complied with

(ie. immediately

after such

Restricted Payment

was made,

the Unrestricted

Cash
Amount was at least $100,000,000.]

9.

Each Dormant Subsidiary and Excluded Subsidiary remains the same.

[SIGNATURE

PAGES

FOLLOW]

8

Select if Restricted Payment was made during the relevant period of time.

[SIGNATURE PAGE

TO COMPLIANCE CERTIFICATE]
IN WITNESS

WHEREOF,

the undersigned

has caused

this Certificate

to be

executed

and delivered

by a
duly authorized officer as of the date first written above.
CORONADO GLOBAL RESOURCES INC.
By:

Name:

Title:

9
10
11
12
13
14
SCHEDULE 1
For the period of four consecutive fiscal quarters ended ___________________,

____ (“
Statement Date ”)
Leverage Ratio
The

Leverage

Ratio

for

the

Test

Period

ended

as

of

the

Statement

Date

written

above

(“
Measurement
Period ”) is set forth below and [is/is not] more than [5.00 /4.00 /4.00 /3.00
]

times for the Measurement Period.

Leverage Ratio means, as of any date of determination, the ratio of:
A.
Aggregate outstanding principal amount of all Indebtedness (excluding,

for the
avoidance of doubt, the obligations relating to the Stanwell Arrangements

)

of Holdings
and its Subsidiaries on a consolidated basis as of the Statement Date (net of the
Unrestricted Cash Amount as of the Statement Date) to
$__________
B.
Consolidated EBITDA of Holdings and its Subsidiaries for the Test

Period ending on
the Statement Date for which Financial Statements have been, or were required to have
been, delivered pursuant to Section 6.01 of the Credit Agreement)
$__________
C. Leverage Ratio (A divided

by B)
______ times
Interest Coverage Ratio
The

Interest

Coverage

Ratio

for

the

Test

Period

ended

as

of

the

Statement

Date

written

above
(“
Measurement

Period
”)

is

set

forth

below

and
[is/is

not]
less

than
[2.00] /[ 3.00 ]
times

for

the

Measurement
Period.
Interest Coverage Ratio is defined as follows,

with respect to any period, the ratio of:
A. Consolidated EBITDA for the Measurement Period to
$__________
B.
Consolidated Fixed Charges during the Measurement

Period
$__________
C. Interest Coverage Ratio (A divided

by B)

______ times

9
Select for the Test Period

ended on 30 September 2025.
10
Select for the Test Period

ended on 30 December 2025.
11
Select for the Test Period

ended on 31 March 2026.
12
Select for the Test Period

ended on or after 30 June 2026.
13
Select for the Test Period

ended on 30 September 2025 or 31 December 2025.
14
Select for the Test Period

ended on or after 31 March 2026.

E
XHIBIT
A C
ONSOLIDATED
EBITDA
A Consolidated Net Income for the Measurement Period and with respect to
Holdings and its Subsidiaries for such period
$_________
B Plus , the sum of the following, without duplication and to the extent such amount was deducted in calculating Consolidated Net Income for the
Measurement Period (or minus, to the extent such amount was added in calculating such Consolidated Net Income for the Measurement Period,

as
applicable) and all as determined on a consolidated basis for Holdings and its Subsidiaries in conformity with GAAP:
$_________
1. Consolidated Interest Expense
2. Income tax expense (benefit or expenses)
$_________
3. Depreciation, depletion and amortization expense
$_________
4. any extraordinary, discrete or non-recurring items that are excluded in analyzing operating performance, including, without limitation, (i)
losses on debt extinguishment, (ii) uncertain stamp duty position; (iii)
losses on idled assets held for sale, (iv) gains on disposal of assets held for sale, (v) provision for discounting and credit losses and (vi) other foreign exchange losses (or gains, as applicable);non-cash impairment charges or asset write-offs and non-cash charges due to cumulative effects of changes in accounting principles
$_________
5. unrealized gains or losses from derivative instruments included in
Consolidated Net Income
$_________
6. the effect of any non-cash impairment charge affecting goodwill or intangibles
Consolidated EBITDA (Lines A plus (or minus)

B):
$_________
Notwithstanding the foregoing, if any Subsidiary is not a wholly-owned Subsidiary,

Consolidated EBITDA
will be reduced (to the extent not otherwise reduced in accordance with GAAP)

by an amount equal to (A) the
amount of the Consolidated EBITDA attributable to such Subsidiary multiplied by (B) the percentage ownership
interest in the income of such Subsidiary not owned on the last day of such period by Holdings or any Subsidiary.

E
XHIBIT
B
C
ONSOLIDATED
F
IXED CHARGES
A
Consolidated Fixed Charges for the Measurement Period,

being

$_________
B the sum (without duplication) of the following:
1
Consolidated Interest Expense for such period (and for the purpose of this definition, without deducting any interest income)
$_________
2 all cash and non-cash dividends paid, declared, accrued or accumulated during such period on any Disqualified Stock of
Holdings or Preferred Stock of any Subsidiary held by Persons other than Holdings or any Subsidiary, except for dividends payable in
Holding’s Capital Stock (other than Disqualified Stock); provided that dividends declared, accrued or accounted for in one period shall not be included in “Consolidated Fixed Charges” of a later period when subsequently paid in such later period
$_________
C Minus

non-cash items in relation to the Stanwell Obligations or in relation to
Indebtedness not included in paragraph (d) of Section 7.02, included in Consolidated
Interest Expense, including (i) amortization of debt issuance costs, (ii) original issue
discount expense, (iii) non-cash interest expense in respect of any such Indebtedness

and
(iv) non-cash impact of the unwind of the discounts related to the deferred purchase price
of the Stanwell Reserved Area/Stanwell Arrangements
$_________

E
XHIBIT
D
I
NDEBTEDNESS
Indebtedness means, with

respect to any Person

on any date of

determination (without duplication,

whether
or not contingent):
A.
The

principal

in respect

of (i)

indebtedness

of

such Person

for

borrowed

money

and

(ii)
indebtedness

evidenced

by

notes,

debentures,

bonds

or

other

similar

instruments

for

the
payment of which

such Person is

responsible or liable,

including, in each

case, any premium
on such indebtedness to the extent such premium has become due and payable
$_________
B. any amount raised under any acceptance credit, bill acceptance or bill endorsement facility or dematerialised equivalent
$_________
C.
receivables sold

or discounted

(other than

any receivables

to the extent

they are sold

on a
non-recourse basis)
$_________
D.
any

amount

raised

under

any

other

transaction

(including

any

forward

sale

or

purchase
agreement)

of a

type

not referred

to in

any other

paragraph

of this

definition

having

the
commercial effect

of a borrowing of

money, which

would, in accordance with

US GAAP,
be treated as

a liability in the

audited consolidated financial

statements of that

Person (but
excluding any amount raised pursuant to the Stanwell Arrangements)
$_________
E.
all

Capital

Lease

Obligations

of

such

Person

and

all

Attributable

Debt

in

respect

of
Sale/Leaseback Transactions entered

into by such Person
$_________
F.
all obligations of such Person issued or assumed as the deferred purchase price of property
(but

excluding

obligations

relating

to

the

Stanwell

Arrangements),

all

conditional

sale
obligations

of

such

Person

and

all

obligations

of

such

Person

under

any

title

retention
agreement

(but

excluding

any

accrued

expenses

or

accounts payable

or other

liability

to
trade creditors arising and paid in the ordinary course of business)
$_________
G.
all obligations of such

Person for the reimbursement

of any obligor on any

letter of credit,
bank

guarantee,

bankers’

acceptance

or

similar

credit

transaction

(but

excluding

any
aforementioned

transactions which

are backed

by cash

collateral, by

the amount

equal to
any such cash collateral)
$_________
H.
to the extent not otherwise included in this definition, Hedging Obligations of such Person
$_________
I
the amount of any liability in respect

of any guarantee or indemnity for any

of the Lines A
through H.
$_________
Indebtedness (The sum of Lines A through I): $_________
Notwithstanding

the

foregoing,

in

connection

with

the

purchase

by

Holdings

or

any

Subsidiary

of

any
business, the term “Indebtedness”

will exclude post-closing payment

adjustments, earn-outs or similar obligations

to
which the seller may become

entitled to the extent

such payment is determined by

a final closing balance

sheet or such
payment depends on

the performance of

such business after

the closing;
provided , however
, that, at

the time of

closing,
the amount

of any

such payment

is not

determinable and,

to the

extent such

payment thereafter

becomes fixed

and
determined, the amount is paid within 60 days thereafter.
Notwithstanding the foregoing, “Indebtedness” shall not include any Reclamation

Obligations.

15
[SCHEDULE 2]
[PERFECTION CERTIFICATE

SUPPLEMENT]
[[See attached.]]
15

Pursuant to Section 6.07(b), to be included to the extent there has been any change in the information with respect
to the Collateral owned by any Loan Party in the Perfection delivered on the Amendment and Restatement Effective
Date since the date of such Perfection Certificate or the date of the most recent certificate delivered, as applicable.

E
XHIBIT
F
TO
C
REDIT
A
GREEMENT
16
F
ORM OF
A
SSIGNMENT AND
A
CCEPTANCE
This Assignment

and Acceptance

(the “Assignment

and Acceptance”)

is dated

as of

the Effective
Date set forth below and is entered

into by and between [
Insert name of Assignor ] (the “Assignor”) and [ Insert name of

Assignee
]

(the

“Assignee”).

It

is

understood

and

agreed

that

the

rights

and

obligations

of

[the

Assignors][the
Assignees]

hereunder

are

several

and

not

joint.]

Capitalized

terms

used

but

not

defined

herein

shall

have

the
meanings

given

to

such

terms

in

the

Credit

Agreement

referenced

below,

receipt

of

a

copy

of

which

is

hereby
acknowledged by the Assignee.

The Standard Terms

and Conditions set forth in Annex 1 attached

hereto are hereby
agreed

to and

incorporated

herein by

reference

and made

a part

of this

Assignment

and Acceptance

as if

set forth
herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the

Assignee

hereby

irrevocably

purchases

and

assumes

from

the

Assignor,

subject

to

and

in

accordance

with

the
Standard Terms

and Conditions

and the

Credit Agreement,

as of

the Effective

Date inserted

by the

Administrative
Agent

as contemplated

below

(i)

all of

the

Assignor’s

rights and

obligations

in

its capacity

as a

Lender

under the
Credit

Agreement

and

any

other

documents

or

instruments

delivered

pursuant

thereto

to

the

extent

related

to

the
amount and percentage interest

identified below of all

of such outstanding rights

and obligations of the

Assignor under
the Facility (including

without limitation any

guarantees included

in the Facility),

and (ii) to

the extent

permitted to
be assigned under applicable law, all claims, suits, causes of action and any other right of the

Assignor (in its capacity
as

a

Lender)

against

any

Person,

whether

known

or

unknown,

arising

under

or

in

connection

with

the

Credit
Agreement, any other documents or instruments delivered

pursuant thereto or the loan transactions governed thereby
or in any

way based on

or related to

any of

the foregoing, including,

but not limited

to, contract

claims, tort claims,
malpractice claims, statutory

claims and all other

claims at law or

in equity related

to the rights and

obligations sold
and assigned pursuant to clause

(i) above (the rights

and obligations sold and assigned

by the Assignor to

the Assignee
pursuant to clauses (i) and (ii) above being referred to herein collectively as the

“Assigned Interest”).

Each such sale
and

assignment

is

without

recourse

to

the

Assignor

and,

except

as

expressly

provided

in

this

Assignment

and
Acceptance, without representation or warranty by the Assignor.

1.

Assignor:

________________________________
2.

Assignee:

________________________________

Assignee is an [Affiliate][Approved Fund] of [
identify Lender ]
3.

Borrowers:

Coronado

Finance Pty

Ltd (ACN

628 668

235) and

Coronado Curragh

Pty Ltd
(ACN

009

362

565),

each

an

Australian

proprietary

limited

company
(“ Australian Borrower ” and, together, the “ Borrowers ”)
4.

Administrative Agent:

Global Loan Agency Services Australia Pty Ltd (ABN 39 608 945 008)

in such
capacity, as the Administrative

Agent under the Credit Agreement
16

To include bracketed

language if there are either multiple Assignors or multiple Assignees.

17
5.

Credit Agreement:

Syndicated Facility Agreement, dated as of 8

May 2023, by and among Coronado
Global Resources, Inc.,

a Delaware corporation,

Coronado Australia Holdings Pty
Ltd

(ACN

623

524

989),

an

Australian

proprietary

limited

company,

the
Borrowers,

the

Guarantors

party

thereto,

each

lender

from

time

to

time

party
thereto, Global

Loan Agency Services

Australia Pty Ltd

(ABN 39 608

945 008)
as

administrative

agent

(the

“
Administrative

Agent
”),

Global

Loan

Agency
Services Australia

Nominees Pty

Ltd (ABN

39 608

945 008)

as collateral

agent
(the “ Collateral Agent
”), as the

same may

be amended,

supplemented, restated
or

otherwise

modified

from

time

to

time,

and

as

last

amended

by

the

certain
Second Amendment to the Syndicated Facility Agreement, among the Borrowers
and

Guarantors

parties

thereto,

the

Administrative

Agent

and

the

Collateral
Agent, dated as of [●] 2025 (the “ Credit Agreement
”).

6.

Assigned Interest:
Assignor Assignee
Facility
Assigned
Aggregate Amount
of Commitment/
Loans for all
Lenders
Amount of
Commitment/
Loans Assigned
Percentage
Assigned of
Commitment/
Loans
$ $ %
$ $ %
$ $ %
7.
Trade Date:

______________
Effective Date:

_____________ ___, 20___ [TO BE INSERTED

BY ADMINISTRATIVE

AGENT AND WHICH
SHALL BE THE EFFECTIVE DATE

OF RECORDATION

OF TRANSFER IN THE REGISTER THEREFOR.]
[REMAINDER OF PAGE

INTENTIONALLY

LEFT BLANK]
The terms set forth in this Assignment and Acceptance are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By:

Name:
Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:

17

To be completed

if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

18
19
Name:
Title:
[Consented to and]

Accepted:
GLOBAL LOAN AGENCY SERVICES

AUSTRALIA
PTY LTD
as Administrative Agent[
By:

Name:
Title:
[Consented to]:
CORONADO GLOBAL RESOURCES INC., as the Borrower Representative
By:

Name:
Title:
18

To be added only

if the consent of the Administrative Agent is required in the Credit Agreement by Section
11.07(b) or the definition of “Eligible Assignee.”
19

To be added only

if the consent of the Borrowers is required in the Credit Agreement by Section 11.0

7(b) or the
definition of “Eligible Assignee.”

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE
SYNDICATED

FACILITY AGREEMENT

DATED

AS OF 8 MAY

2023, BY AND AMONG
HOLDINGS, THE AUSTRALIAN PARENT,

THE BORROWERS, THE GUARANTORS, THE
LENDERS PARTY

THERETO FROM TIME TO TIME, GLOBAL

LOAN AGENCY SERVICES
AUSTRALIA PTY LTD

AS ADMINISTRATIVE

AGENT , GLOBAL LOAN AGENCY SERVICES
AUSTRALIA NOMINEES PTY LTD

AS COLLATERAL

AGENT, AS MAY

BE AMENDED,
SUPPLEMENTED, RESTATED

OR OTHERWISE MODIFIED FROM TIME

TO TIME
STANDARD TERMS AND

CONDITIONS
1.

Representations and Warranties

.

1.1

Assignor.

The Assignor

(a) represents

and warrants

that (i)

it is

the legal

and beneficial
owner of the Assigned Interest,

(ii) the Assigned Interest is free

and clear of any lien, encumbrance

or other
adverse claim, (iii) it has full power and authority,

and has taken all action necessary,

to execute and deliver
this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes
no responsibility

with respect

to (i)

any statements,

warranties or

representations made

in or

in connection
with the Credit Agreement or any other Loan Document, (ii) the execution,

legality, validity,

enforceability,
genuineness,

sufficiency

or

value

of

the

Loan

Documents

or

any

collateral

thereunder,

(iii)

the

financial
condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan

Document, or

(iv) the

performance or

observance by

the Borrowers,

any of

their Subsidiaries

or
Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.

Assignee.

The Assignee (a) represents

and warrants that (i)

it has full

power and authority,
and has taken

all action

necessary, to execute and

deliver this

Assignment and Acceptance

and to

consummate
the transactions

contemplated hereby

and to become

a Lender under

the Credit

Agreement, (ii)

it meets all
the requirements to be an assignee under Section 11.07

of the Credit Agreement (subject to such consents, if
any, as may be

required thereunder), (iii)

from and after

the Effective Date,

it shall be

bound by the

provisions
of the

Credit Agreement

as a

Lender thereunder

and, to

the extent

of the

Assigned Interest,

shall have

the
obligations of

a Lender

thereunder, (iv)

it is sophisticated

with respect

to decisions

to acquire

assets of

the
type

represented

by

the

Assigned

Interest

and

either

it,

or

the

Person

exercising

discretion

in

making

its
decision to acquire the

Assigned Interest, is experienced

in acquiring assets of such type,

(v) it has received
a copy of the Credit

Agreement, and has received

or has been accorded

the opportunity to receive copies

of
the most

recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance

and to purchase the

Assigned Interest, (vi) it

has, independently and without
reliance upon the

Administrative Agent or

any other Lender

and based on

such documents and

information
as it

has deemed

appropriate, made

its own

credit analysis

and decision

to enter

into this

Assignment and
Acceptance

and

to

purchase

the

Assigned

Interest,

and

(vii)

if

it

is

a

Foreign

Lender,

attached

to

the
Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the
Credit Agreement, duly completed

and executed by the

Assignee; and (b)

agrees that (i)

it will, independently
and

without

reliance

on

the

Administrative

Agent,

the

Assignor

or

any

other

Lender,

and

based

on

such
documents and information as it

shall deem appropriate at the

time, continue to make its

own credit decisions
in taking

or not

taking action

under the

Loan Documents,

and (ii)

it will

perform in

accordance with

their
terms all of the obligations which by the terms of

the Loan Documents are required to be performed

by it as
a Lender.
2.

Payments.

From and after the Effective Date, the Administrative Agent shall make all payments in respect of the

Assigned Interest (including

payments of the principal

amount outstanding, interest,

fees and
other amounts)

to the Assignor

for amounts which

have accrued

to but excluding

the Effective

Date and to
the

Assignee

for

amounts

which

have

accrued

from

and

after

the

Effective

Date.

Notwithstanding

the
foregoing,

the

Administrative

Agent

shall

make

all

payments

of

interest,

fees

or

other

amounts

paid

or
payable in kind from and after the Effective Date to the Assignee.

3.

General

Provisions.

This

Assignment

and

Acceptance

shall

be

binding

upon,

and

inure

to

the
benefit of, the

parties hereto and

their respective successors

and assigns.

This Assignment and

Acceptance
may be executed in any number of counterparts, which together shall constitute one instrument.

Delivery of
an executed counterpart of a

signature page of this

Assignment and Acceptance by telecopy

shall be effective
as delivery

of a

manually executed

counterpart of

this Assignment

and Acceptance.

This Assignment

and
Acceptance shall be governed by,

and construed in accordance with, Queensland law.

E
XHIBIT
G
TO
C
REDIT
A
GREEMENT
F
ORM OF
B
ORROWING
B
ASE
C
ERTIFICATE
To:

GLOBAL LOAN AGENCY SERVICES

AUSTRALIA PTY LTD
as Administrative Agent,
From:

CORONADO GLOBAL RESOURCES INC., as Holdings,
CORONADO AUSTRALIA HOLDINGS PTY LTD, as Australian Parent
CORONADO FINANCE PTY LTD, as Australian Borrower
CORONADO CURRAGH PTY LTD as Australian Borrower
and

THE GUARANTORS PARTY

TO THE AGREEMENT
Syndicated Facility Agreement dated

[

] (the

"Agreement")
I refer to the Agreement. Words defined in this Certificate have the same meaning as in the “Agreement” unless the context otherwise requires. This is a Borrowing Base Certificate.
This Borrowing Base Certificate is delivered with respect to the [Last Day of the Month or the Week whichever

is
applicable] (“ Reporting Date
”).

Borrowing Base as on the Reporting Date is as follows:
Asset Type Country
Valuation
Basis

Valuation
Amount (in
USD)
Advance
Rate
Borrowing
Base Value in
USD
Eligible Inventory US
Lower of
Inventory
Value

or
Market Value

70%

Eligible Accounts US
face value
(exclusive of
GST, VAT

and
other Taxes)

Up to 70%

Asset Type Country
Valuation
Basis
Valuation
Amount (in
USD)
Advance
Rate
Borrowing
Base Value in
USD
Coal Inventory subject to
Eligible Unbilled US
Accounts
US
Lower of
Inventory
Value

or
Market Value,
capped at 30%

Up to 70%

of the face
value
(exclusive of
GST, VAT

and
other Taxes) of
total Eligible
Accounts
Eligible Inventory AU
Lower of
Inventory
Value

or
Market Value

70%

Eligible Accounts
(excluding Australian
Provisional Invoices)
AU
face value
(exclusive of
GST, VAT

and
other Taxes)

70%

Eligible Accounts
(comprised of Accounts
from Australian
Provisional Invoices only)
AU
face value
(exclusive of
GST, VAT

and
other Taxes)
70%
Total

Reserves adjusted total
(see paragraph (f) below)
Attached are copies of the following:
1

Eligible Inventory Storage Summary detailing the locations, aging, grade and commodities stored by the
Loan Parties along with Inventory Value

and Market Values

(supported by relevant market index
information).
2

Eligible Accounts Summary detailing debtors and amounts outstanding by age from original due date.
3

Eligible Unbilled US Accounts Summary detailing debtors and amounts outstanding by age from original
due date.
4

Electronic file (Excel file) containing raw data together with relevant calculations to determine the
Borrowing Base.
The Company represents and warrants to the Security Trustee/

Collateral Agent and the Lenders that:
(a)
the Borrowing Base

Certificate is accurate in

all material respects

and not

deficient, misleading or
deceptive in

any

material respect

(whether by

its

inclusion or

by

omission of

other

information),
including whether or not an asset included towards

calculation of the Borrowing Base constitutes

an
Eligible Inventory,

Eligible Account

and Eligible

Unbilled US Account

(as applicable);
(b)
all assets listed in the Borrowing

Base Certificate are:
(i)
secured by a Collateral Document in favour of the Security Trustee;

and

(ii)
legally and beneficially owned by a Loan Party; and
(iii)
free from any Lien (other than those created under the Collateral Documents)

;

and

(iv)
are

insured

to

the

limits

required

by

the

Agreement

and

otherwise

to

the

Administrative
Agent's satisfaction (acting on the instructions of all Lenders); and
(c)
all insurance policies required to be maintained

under Section 6.11 of the Agreement are in effect and
current;

and
(d)
[none of

the Permitted

Factoring Arrangements

are currently

being drawn

down or

utilized or

have
been drawn down or utilized since the date of the last Borrowing Base Certificate]

OR
[[Insert description of Permitted Factoring Arrangement] is currently being drawn down or utilized or
has been drawn down or utilized

since the date of the

last Borrowing Base Certificate in respect

of the
following Accounts or receivables:
-
[insert description of

relevant

Accounts/receivables],
and these Accounts or receivables

have not been included in any

Borrowing Base calculations.]

(e)
We

confirm that the cap

on Coal Inventory subject

to Eligible Unbilled US

Accounts (being 30% of
the face value (exclusive GST,

VAT

and other Taxes)

of total Eligible Accounts) is USD$[•] and the
Borrowing Base Value

in USD for Coal Inventory subject to Eligible Unbilled US Accounts is equal to or less than this amount.
(f)
In accordance

with paragraph

(d) of

the definition

of “Borrowing

Base”, the

Borrowing Base

is reduced
by:

(i)
if the aggregate amount of any Reserves then in effect does not exceed US$35,000,000, 70%
of such Reserves; or
(ii)
if the aggregate amount of any Reserves then in effect exceeds US$35,000,000 (such excess amount

being

the

“
Excess

Reserve

Amount
”),

an

amount

equal

to

the

sum

of
US$24,500,000 and 100% of the Excess Reserve Amount.
(g)
Without limitation to

any other requirement for

an “Eligible Account”, no

Accounts from any single
Account Debtor and its

Affiliates in aggregate exceeds 40%

of the aggregate amount

of all “Eligible
Accounts”

subject to this Certificate.
(h)
Without limitation to any other requirement for an “Eligible Inventory”, only Inventory consisting of
metallurgical

coal forms

part of

the “Eligible

Inventory”

and the

“Borrowing

Base” subject

to this
Certificate.
Dated [•]
Signed:
[
Chief Financial Officer/Chief Executive Officer/Group

Financial Controller
]

of Holdings (for itself and on behalf of each other Loan Party)

[SIGNATURE

PAGES

FOLLOW]

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ERTIFICATE
S
UPPLEMENT

K-1
E
XHIBIT
K
F
ORM OF
A
SSUMPTION
A
GREEMENT
(this “ Assumption Agreement ”)
ASSUMPTION AGREEMENT,

dated as of __________, 20___, made by __________________, a
________________ [corporation] [limited liability company] [limited partnership] (the “
Additional Loan Party ”),
in favor of Global Loan Agency Services Australia Pty Ltd (ABN 39 608 945

008) as administrative agent (in such
capacity, the “ Administrative Agent ”) for the banks and other financial institutions (the “ Lenders ”) parties to the
Credit Agreement referred to below.

All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
WITNESSETH:
WHEREAS,

Coronado

Global Resources

Inc.,

a Delaware

corporation

(“
Holdings
”),

Coronado

Australia
Holdings Pty Ltd (ACN 623 524

989), an Australian proprietary limited

company (“
Australian Parent ”), Coronado
Finance

Pty

Ltd

(ACN

628

668

235)

and

Coronado

Curragh

Pty

Ltd

(ACN

009

362

565),

each

an

Australian
proprietary limited company (“ Australian Borrower ” and, together, the “ Borrowers ”), the Guarantors party thereto, each lender from

time to time party

thereto, Global Loan

Agency Services Australia

Pty Ltd (ABN 39

608 945 008)
as administrative

agent

(the “
Administrative

Agent
”), Global

Loan

Agency Services

Australia Nominees

Pty Ltd
(ABN 39 608 945 008) as collateral

agent (the “
Collateral Agent ”), have entered into that certain Syndicated Facility
Agreement, dated as of

8 May 2023 (as

the same may be

amended, supplemented, restated or otherwise

modified from
time to

time, and

as last

amended by

the certain

Second Amendment

to the

Syndicated Facility

Agreement, among
the Borrowers and Guarantors

parties thereto, the Administrative

Agent and the Collateral

Agent, dated as

of [●] 2025,
the “ Credit Agreement
”);

WHEREAS, the Credit Agreement provides for a guarantee by the

Guarantors in favor of the Administrative
Agent for the benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the Additional Loan Party to become a party to thereto as a loan party and guarantee the Obligations thereunder pursuant to Article 10 therefor;

and
WHEREAS,

the

Additional

Loan

Party

has

agreed

to

execute

and

deliver

this Assumption

Agreement

in
order to become a party to the Credit Agreement and the Security Agreement;
NOW, THEREFORE,

IT IS AGREED:
1.

By

executing

and

delivering

this

Assumption

Agreement,

the

Additional

Loan
Party,

as provided in Section 6.16

of the Credit Agreement, hereby becomes

a party to the Credit
Agreement as [both

a Borrower and]

a Guarantor thereunder

with the same

force and effect

as if
originally named therein

as [a Borrower

and] a Guarantor

and, without limiting

the generality of
the

foregoing,

hereby

expressly

assumes

all

obligations

and

liabilities

of

[a

Borrower

and]

a
Guarantor thereunder.
2.

The

Additional

Loan

Party

hereby

represents

and

warrants

that

(i)

each

of

the
representations and

warranties, to the

extent applicable to

[a Borrower and]

a Guarantor, contained
in

the

Credit

Agreement

and

in

each

other

Loan

Document,

is

true

and

correct

in

all

material
respects (or, if such representation or warranty is

subject to materiality or Material Adverse

Effect
qualification, in

all respects)

on and

as the

date

hereof

as if

made on

and

as of

such date

(after
giving effect

to this

Assumption

Agreement), except

to the

extent that

such representations

and
warranties specifically

refer to

an earlier

date, in

which case

they shall

be true

and correct

in all

K-2
material respects

as of

such earlier

date and

(ii) at

the time

of and

immediately after

the date

hereof,
no Default

or Event

of Default

has occurred

or is

continuing, or

would result

from such

Person
becoming [a Borrower and] a Guarantor under the Credit Agreement.
3.

The Additional Loan Party agrees that the guarantees of the Obligations contained in the Credit

Agreement will apply to

the Obligations of the

Additional Loan Party,

to the extent
applicable in accordance

with the terms

thereof.

Upon execution of

this Assumption Agreement
by each of the

Existing Borrowers, the Additional

Loan Party and the

Administrative Agent, and
the satisfaction of the conditions set forth in Section 6.16 of the Credit Agreement, the Additional
Loan Party (i)

shall be

a party

to the Credit

Agreement and

the other

Loan Documents and

shall
constitute [a

“Borrower” and]

a “Guarantor”

for all

purposes thereof

with the same

force and

effect
as

if

originally

named

[a

Borrower

and]

a

Guarantor

therein

and

(ii)

agrees

to

be

bound

by

all
provisions of

the Credit

Agreement and

the other

Loan Documents

and shall

have all

the rights
and obligations of [a Borrower or]

a Guarantor thereunder.
4.

The Additional Loan

Party hereby ratifies and

agrees to be

bound by Section 11.19
(
Joint

and

Several

Liability
)

of

the

Credit

Agreement

and

the

appointment

of

the

Borrower
Representative under Section 11.21

of the Credit Agreement.
5.
Governing

Law
.

THIS

ASSUMPTION

AGREEMENT

AND

THE

RIGHTS
AND

OBLIGATIONS

OF

THE

PARTIES

HEREUNDER

SHALL

BE

GOVERNED

BY,
AND

CONSTRUED

AND

INTERPRETED

IN

ACCORDANCE

WITH,

QUEENSLAND
LAW

.
6. Counterparts .

This Assumption Agreement may be executed

in counterparts (and
by different parties hereto in

different counterparts), each of

which shall constitute an original,

but
all

of

which

when

taken

together

shall

constitute

a

single

contract.

The

words

“delivery,”
“execution,”

“execute,”

“signed,”

“signature,”

and

words

of

like

import

in

or

related

to

this
Agreement or any document to be signed in

connection with this Assumption Agreement and the
transactions contemplated hereby shall be

deemed to include electronic signatures which shall

be
of the same legal effect,

validity or enforceability as a

manually executed signature, to

the extent
and as

provided for

in any

applicable law,

including the

Federal Electronic

Signatures in

Global
and National Commerce Act,

the New York

State Electronic Signatures and

Records Act, or any
other similar state laws based on the Uniform Electronic Transactions Act
[SIGNATURE

PAGES

FOLLOW]

[Signature Page to Assumption Agreement]

IN WITNESS WHEREOF,

the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL LOAN PARTY

]
By:

Name:

Title:

L-1
E
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L
TO
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A
GREEMENT
F
ORM OF
S
OLVENCY
C
ERTIFICATE
________________ 2023
This Solvency

Certificate is

being delivered

pursuant to

that certain

Syndicated Facility

Agreement,
dated as of the date hereof (
as the same may be amended, supplemented, restated or otherwise modified from time
to

time
,

the

“Agreement”),

by

and

among

CORONADO

GLOBAL

RESOURCES

INC.,

a

Delaware
corporation (“Holdings”),

CORONADO AUSTRALIA

HOLDINGS PTY

LTD

(ACN 623

524 989),

an
Australian

proprietary

limited

company

(the

“Australian

Parent”),

CORONADO

FINANCE

PTY

LTD
(ACN

628

668

235),

an

Australian

proprietary

limited

company

("Coronado

Finance”),

CORONADO
CURRAGH

PTY

LTD

(ACN

009

362

565),

an

Australian

proprietary

limited

company

("Coronado
Curragh”)

(“Coronado

Curragh”,

and

together

with

“Coronado

Finance”,

“Borrowers”),

certain
Subsidiaries of

Holdings party

thereto from

time to time,

as Guarantors,

each lender from

time to time

party
thereto, GLOBAL LOAN AGENCY SERVICES AUSTRALIA PTY LTD

(ABN 68 608 829 303), as the
Administrative

Agent,

GLOBAL

LOAN

AGENCY

SERVICES

AUSTRALIA

NOMINEES

PTY

LTD
(ABN

39

608

945

008),

as

collateral

agent,

and

THE

HONGKONG

AND

SHANGHAI

BANKING
CORPORATION

LIMITED, SYDNEY

BRANCH (ABN

65 117

925 970)

and DBS

BANK LIMITED,
AUSTRALIA BRANCH (ARBN 601 105 373), as L/C Issuers.

Capitalized terms used but not otherwise
defined herein

shall have the respective meanings assigned to such terms in the Agreement.
The undersigned, being a

Responsible Officer of

Holdings, hereby certifies to

the Administrative
Agent, in his capacity as

a Responsible Officer of

Holdings, and not in any

individual capacity, on

behalf
of Holdings and each other Loan Party, as follows:
(a)
I am

generally familiar

with the

businesses and

assets of

Holdings and

its Subsidiaries,

taken as

a
whole, and

am duly

authorized to

execute this

Solvency Certificate

on behalf

of Holdings

and its
Subsidiaries pursuant to Section 4.01(a)(xi) the Credit Agreement.

I have reviewed the Agreement
and the other Loan Documents referred

to therein and the contents of

this Solvency Certificate and
such

other

documents

as

I

have

deemed

relevant

and,

in

connection

herewith,

have

made

such
investigation

as I have deemed necessary therefor.
(b)
As

of

the

Closing

Date,

and

after

giving

effect

to

the

Transactions

and

the

incurrence

of

the
Indebtedness and obligations

being incurred in

connection with the

Agreement and the

Transactions,
(i)

the

sum

of

the

debt

(including

contingent

liabilities)

of

Holdings

and

its

Subsidiaries,

on

a
consolidated

basis,

does

not

exceed

the

fair

value

of

the

present

assets

of

Holdings

and

its
Subsidiaries on a consolidated basis, (ii)

the present fair saleable value of

the assets of Holdings and
its Subsidiaries, on a consolidated basis, is not less than

the amount that will be required to pay

the
probable

liabilities

(including

contingent

liabilities)

of

Holdings

and

its

Subsidiaries,

on

a
consolidated

basis,

as

they

become

absolute

and

matured,

(iii)

the

capital

of

Holdings

and

its
Subsidiaries,

on

a

consolidated

basis,

is

not

unreasonably

small

in

relation

to

the

business

of
Holdings

or

its

Subsidiaries,

on

a

consolidated

basis,

contemplated

as

of

the

Closing

Date,

(iv)
Holdings and

its Subsidiaries,

on a

consolidated basis,

do not

intend to

incur,

or believe

that they
will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debt

as they

mature in

the ordinary

course of

business, and

(v) Holdings

and its Subsidiaries
are not otherwise unable to pay its or their respective debts. For the purposes hereof, the amount of
any contingent liability at any time

shall be computed as the amount

that, in light of all of the facts
and circumstances

existing at such

time, represents the

amount that can

reasonably be expected

to
become an actual or matured liability.

[Signature Page to Solvency Certificate]

IN WITNESS WHEREOF , the undersigned has executed this Solvency Certificate as of the date first set forth above.
CORONADO GLOBAL RESOURCES INC.
By:

___________________________________
Name:

Title: